UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04782

HSBC FUNDS
(Exact name of registrant as specified in charter)

452 FIFTH AVENUE
NEW YORK, NY 10018
(Address of principal executive offices) (Zip code)

CITI FUND SERVICES
3435 STELZER ROAD
COLUMBUS, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-782-8183

Date of fiscal year end: October 31 Date of reporting period: October 31, 2016

Item 1. Reports to Stockholders.
HSBC Global Asset Management (USA) Inc.

HSBC Funds
Annual Report
October 31, 2016

						Intermediary	Intermediary
MONEY MARKET FUNDS	Class A	Class B	Class C	Class D	Class E	Class	Service Class	Class I	Class Y
HSBC U.S. Government
Money Market Fund	FTRXX	HUBXX	HUMXX	HGDXX	HGEXX	HGGXX	HGFXX	HGIXX	RGYXX
HSBC U.S. Treasury
Money Market Fund	HWAXX	—	HUCXX	HTDXX	HTEXX	HTGXX	HTFXX	HBIXX	HTYXX

HSBC Family of Funds
Annual Report - October 31, 2016

Glossary of Terms
Commentary From the Investment Manager	3
Portfolio Reviews	4
Portfolio Composition	6

Schedules of Portfolio Investments
HSBC U.S. Government Money Market Fund	7
HSBC U.S. Treasury Money Market Fund	9
Statements of Assets and Liabilities	10
Statements of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	15
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	29
Other Federal Income Tax Information	30
Table of Shareholder Expenses	31
Board of Trustees and Officers	33
Other Information	35

Glossary of Terms

Bloomberg Barclays Emerging Markets USD Aggregate Index is a flagship hard currency Emerging Markets debt benchmark that includes fixed and floating-rate US dollar-denominated debt issued from sovereign, quasi-sovereign, and corporate EM issuers.

Bloomberg Barclays Euro Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, euro-denominated, fixed-rate bond market, including treasuries, government-related, corporate, and securitized issues.

Bloomberg Barclays Global Aggregate Index is a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

Bloomberg Barclays Global High Yield Index is a multi-currency flagship measure of the global high-yield debt market. The index represents the union of the U.S. High Yield, the Pan-European High Yield, and Emerging Markets (EM) Hard Currency High Yield Indices. The high yield and emerging markets sub-components are mutually exclusive.

Bloomberg Barclays U.S. Corporate High-Yield Index covers the USD-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes Emerging Markets debt.

Bloomberg Barclays U.S. Aggregate Bond Index is an index generally representative of investment-grade, USD-denominated, fixed-rate debt issues, taxable bond market, including Treasuries, government-related and corporate securities, asset-backed, mortgage-backed and commercial mortgage-backed securities, with maturities of at least one year.

Gross Domestic Product (“GDP”) is the value of goods and services produced in a given country in a given year.

Lipper U.S. Government Money Market Funds Average is an equally weighted average of mutual funds that invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

Lipper U.S. Treasury Money Market Funds Average is an equally weighted average of mutual funds that invest principally in U.S. Treasury obligations with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

London Interbank Offered Rate (LIBOR) is a daily reference rate based on the interest rates at which banks borrow unsecured funds from other banks in the London wholesale money market.

MSCI Brazil Index measures the performance of the large- and mid-cap segments of the Brazilian market. With 60 constituents, the index covers about 85% of the Brazilian equity universe.

MSCI Europe Australasia and Far East (“MSCI EAFE”) Index is an equity index which captures the large- and mid-cap representation across developed markets countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK (excluding the US and Canada).

MSCI Emerging Markets (“MSCI EM”) Index is an index that captures the large- and mid-cap representation across 23 emerging markets countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

MSCI Golden Dragon Index captures the equity market performance of large- and mid-cap China securities (H shares, B shares, Red- Chips and P-Chips) and non-domestic China securities listed in Hong Kong and Taiwan.

MSCI World Index is part of a broad global equity benchmark that represents large- and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country and MSCI World benchmark does not offer exposure to emerging markets.

Standard & Poor’s 500 (“S&P 500”) Index is an index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities.

Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Securities indices are unmanaged and assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

2       HSBC FAMILY OF FUNDS

Commentary From the Investment Manager
HSBC Global Asset Management (USA) Inc.

Global Economic Review

The global economy remained resilient over the 12 month period from November 1, 2015, through October 31, 2016, even as a wide range of developments challenged its stability and exposed weaknesses.

Concern about slowing global economic growth was a central theme early in the period, as low commodity prices and weak economic data in major developed economies dragged on equity markets. Conditions improved in mid-February 2016, however, as oil prices rose and the Chinese economy showed signs of stabilization. Supportive monetary policies from the European Central Bank (ECB) and several other central banks also helped send stocks higher. The U.K.’s June Brexit referendum shocked global markets, but a swift recovery reversed losses in most markets before the end of the period.

In December 2015, the U.S. Federal Reserve raised its federal funds rate 25 basis points (0.25%) from a target range of 0.00% to 0.25% to a range of 0.25% to 0.50%. The Fed then adopted a more “dovish” outlook in 2016, softening its rate-hiking stance and postponing further rate increases.

U.S. gross domestic product growth (GDP1) slowed in the first three quarters of the period. Preliminary estimates point to more rapid but still modest growth in the third quarter of 2016. Economic data in the U.S. was mixed for much of the 12-month period, with positive signs of general health in the labor and housing markets.

European economies saw steady but slow growth. Quarterly GDP growth in the euro zone peaked at 0.5% during the period as improving labor markets, rising personal consumption and increasing manufacturing activity were offset by political uncertainty and weak global demand. The ECB maintained its accommodative monetary policy and implemented new stimulus measures that included broad interest rate cuts and incentives for banks to lend.

In the first few months of the period, Chinese industrial overcapacity drove down demand and prices for commodities, helping extend a multi-year slump in the asset class that began in 2014. Commodities-dependent countries such as Russia and Brazil were particularly vulnerable in this environment. However, this dynamic shifted early in 2016 as commodities began to recover and trended upwards for the remainder of the period.

The Bank of Japan shifted strategies in September after several years of quantitative easing, launching a new plan to maintain long-term interest rate targets. The new tactic was preceded one month earlier by President Shinzo Abe’s announcement of new stimulus measures valued at $276 billion.

Rising prices for oil and other commodities, such as iron ore, provided a boost to many emerging economies in early 2016, including Russia and Brazil. Yet the Russian economy continued to experience meager growth in the wake of heightened Western sanctions. Meanwhile, the Brazilian economy struggled with a recession and ongoing political turmoil and the impeachment trial of President Dilma Rousseff. Brazilian equities still managed to post strong gains in the final months of the period as Rousseff’s successor, Michel Temer, introduced a market-friendly economic program.

Global inflation remained low during the period. A strong U.S. dollar encouraged U.S. imports and discouraged exports. The strong dollar also created a challenging environment for countries that hold high levels of debt denominated in the U.S. dollar, such as Mexico and Turkey.

Market Review

Global equity delivered mixed results for the period. Stocks lost ground twice early in the period: once during the first four months of the period and then again after the June Brexit vote. Equity markets rebounded after both market corrections, and by early September, some major equity indexes were hitting 52-week highs.

Emerging market equities outperformed developed market equities in three of the four quarters during the period and for the period overall. The strong performance for these stocks was fueled by rising commodity prices, accommodative monetary policy, and a return to risk-on sentiment among investors attracted by long-term growth prospects and attractive valuations. The MSCI Emerging Market Index1 returned 9.27% over the period while the MSCI EAFE Index1 of international stocks in developed markets returned -3.23% and the MSCI World Index1 returned 1.18%.

Brazilian stocks soared during the period, with the MSCI Brazil Index1 gaining more than 71.23% on that nation’s new economic plan. Asian emerging market gains were less dramatic, with the MSCI Golden Dragon Index1 of large- and mid-cap securities in China, Hong Kong, and Taiwan climbing 6.96%.

U.S. equities posted modest gains during the period; the S&P 500 Index1 of large-company stocks returned 4.51%. U.S. economic fundamentals generally improved throughout the period.

Japanese stocks declined during the first half of the period and plummeted after the June Brexit vote, only to rebound strongly enough to end the period with a modest gain. European stocks lost ground overall during the period.

The low-rate environment supported prices on U.S. government and corporate issues for much of the 12-month period. Rates on U.S. Treasuries rose modestly from early July 2016 through the end of the period in response to improving economic data and increasingly hawkish commentary from the Fed.

The Bloomberg Barclays U.S. Aggregate Bond Index1, which tracks the broad U.S. investment-grade fixed income market, returned 4.37% for the 12-month period through October 31, 2016. Meanwhile the Bloomberg Barclays U.S. Corporate High-Yield Index1 gained 10.14% during the same time.

Global fixed income markets posted significant gains during the period as well. The Bloomberg Barclays Global Aggregate Index1 gained 6.44% for the 12-month period through October 31, 2016, while the Bloomberg Barclays Global High Yield Index1 gained 9.83%.

Fixed income markets in Europe posted modest gains for the period. Increased monetary stimulus from the ECB supported demand for high-yield bonds, helping fixed income markets stabilize in the aftermath of the Brexit vote. The Bloomberg Barclays Euro Aggregate Bond Index1 returned 3.72%.

Emerging markets debt rallied during the period as investors became increasingly tolerant of risk in search of yield and returns. The Bloomberg Barclays Emerging Markets USD Aggregate Index1 returned 10.23% during the 12-month period.

1       For additional information, please refer to the Glossary of Terms.

HSBC FAMILY OF FUNDS       3

Portfolio Reviews (Unaudited)

HSBC U.S. Government Money Market Fund
(Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class I Shares,
Intermediary Class, Intermediary Service Class and Class Y Shares)

by John Chiodi
Senior Portfolio Manager

Moody’s and Standard & Poor’s have assigned an “Aaa-mf” and “AAAm” rating to the HSBC U.S. Government Money Market Fund.[1]

Investment Concerns

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Portfolio Performance

Yields on U.S. government money market securities rose during the period ended October 31, 2016.

Early in the period (December 2015), the Federal Reserve Board (the Fed) raised the target range for its key short-term interest rate for the first time in almost a decade. That rate rose from a range of 0.00% to 0.25% to a range of 0.25% to 0.50%. The Fed noted that the small increase was likely the first in a series of modest interest rate hikes, pending signs of improvement in the domestic and global economies. However, less-than-impressive economic performance through October Moody’s and Standard & Poor’s have assigned an “Aaa-mf” and “AAAm” rating to the HSBC U.S. Government Money Market Fund.1 2016 convinced the Fed to leave interest rates unchanged for the duration of the period.

Treasury yields had already priced in the first December rate hike, along with additional rate increases that they assumed would follow. The Fund benefited from a steepening of the yield curve during the first half of the period. We added Treasury coupons that matured in July and August; those securities earned a rate of interest that priced in at least two additional rate hikes, though those increases never ultimately happened.

In the second half of the period, pending money market reforms led to increased demand for government bonds, which kept yields artificially low. As a response, the Fund bought floating rate notes pegged to LIBOR7, which rose during the period, thus providing higher yields to the Fund. This barbell-like strategy reduced the impact of those pending reforms on the Fund.†

The HSBC U.S. Prime Money Market Fund merged with and into the Fund in the last month of the reporting period. The move had no material effect on the Fund’s performance.†

†       Portfolio composition is subject to change.

	Average Annual						Expense
Fund Performance	Total Return (%)					Yield (%)[2]	Ratio (%)[3]
	Inception	1	5	10	Since	7-Day
As of October 31, 2016	Date	Year	Year	Year	Inception	Average	Gross	Net
Class A	5/3/90	0.02	0.02	0.70	2.60	0.01	0.68	0.68
Class B4	9/11/98	-3.99	0.02	0.65	1.47	0.01	1.28	1.28
Class C5	11/20/06	—	—	—	1.39	—	1.28	1.28
Class D	4/1/99	0.02	0.02	0.73	1.64	0.01	0.53	0.53
Class E	7/12/16	—	—	—	0.11	0.18	0.28	0.28
Class I6	12/24/03	0.21	0.06	—	1.01	0.31	0.18	0.18
Intermediary Class	7/12/16	—	—	—	0.11	0.25	0.33	0.33
Intermediary Service Class	7/12/16	—	—	—	0.10	0.25	0.38	0.38
Class Y	7/1/96	0.12	0.04	0.81	2.23	0.18	0.28	0.28
Lipper U.S. Government
Money Market Funds Average[7]	—	0.03	0.02	0.74	2.66[8]	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by the Fund in respect of a one-time payment in respect of a class action settlement and a one-time reimbursement from HSBC Global Asset Management (USA) Inc. related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Fund not received the payments.

1	The “Aaa-mf ” and “AAAm” money market fund rating is historical and reflects Moody’s and Standard & Poor’s opinion as to the quality of the Fund’s investments, liquidity management, and operations and trading support. Periodic reviews are conducted to ensure a secure operations environment. Moody’s and Standard & Poor’s ratings represent an opinion only, not a recommendation to buy or sell. Obligations rated A-1+, A-1 or P-1 are rated in the highest short-term rating category by Standard & Poor’s (A-1+ or A-1) or Moody’s Investor Service (P-1). The obligor’s capacity to meet its financial commitments on these obligations is regarded to be “extremely strong” (A-1+), “strong” (A-1) or “superior” (P-1).
2	The seven-day yield quotation more closely reflects the current earnings of the money market fund than the total return quotation. The seven-day yield reflects voluntary fee waivers/expense reimbursements. Without the voluntary fee waivers/expense reimbursements, the yields would have been -0.29%, -0.89%, -0.14%, 0.11%, 0.21%, 0.06%, 0.01% and 0.11% for Class A Shares, Class B Shares, Class D Shares, Class E Shares, Class I Shares, Intermediary Class, Intermediary Service Class and Class Y Shares, respectively.
3	Reflects the expense ratio as reported in the prospectus dated February 28, 2016. Additional information pertaining to the October 31, 2016 expense ratios can be found in the financial highlights.
4	Reflects the applicable contingent deferred sales charge, maximum of 4.00%, for returns presented.
5	Reflects the applicable contingent deferred sales charge, maximum of 1.00%, for returns presented. Class C Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 346, 362 and 351 days during the years ended October 31, 2006, 2009 and 2010, respectively. The Class was not operational during the entire fiscal years ended October 31, 2007, 2008, 2011, 2012, 2013, 2014, 2015 and 2016. No returns are presented for the one-year, five-year and 10-year periods with non-continuous operations.
6	Class I Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 10, 89, 136 and 357 days during the years ended October 31, 2004, 2005, 2006 and 2007, respectively. The Class was operational during the entire years ended October 31, 2008 through 2016. No returns are presented for the 10-year period with non-continuous operations.
7	For additional information, please refer to the Glossary of Terms.
8	Return for the period April 30, 1990 to October 31, 2016.

4       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)

HSBC U.S. Treasury Money Market Fund
(Class A Shares, Class C Shares, Class D Shares, Class E Shares, Class I Shares, Intermediary Class, Intermediary Service Class and Class Y Shares)

by John Chiodi
Senior Portfolio Manager

Moody’s and Standard & Poor’s have assigned an “Aaa-mf” and “AAAm” rating to the HSBC U.S. Treasury Money Market Fund.[1]

Investment Concerns

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund’s income may be subject to the federal alternative minimum tax and to certain state and local taxes.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Portfolio Performance

The Federal Reserve Board (the Fed) raised the target range for its federal funds rate (a short-term interest rate that significantly influences Treasury bill yields) in December 2015. As a result, Treasury bill yields increased during the reporting period ended October 31, 2016.

Following that rate increase, the Fed implied that there may be additional increases to come. However, less-than-impressive economic performance, caused the Fed to leave the rate unchanged for the rest of the reporting period.

The typical year-end demand—and the resulting dip in yield—for Treasury bills from hedge funds and other institutional investors did not materialize at the end of 2015. This allowed the Fund to benefit in the first half of the period from the improving performance on its shorter-term issues. The Fund also benefited from the addition of floating rate bonds throughout the reporting period, as these issues performed well in a rising rate environment.

In the second half of the period, regulatory money market reforms led some investors out of the market, which in turn led to an increased supply of short-term Treasury bills. As a result, yields rose, which benefited the Fund during the latter half of the period†

†     Portfolio composition is subject to change.

			Average Annual				Expense
Fund Performance			Total Return (%)			Yield (%)[2]	Ratio (%)[3]
	Inception	1	5	10	Since	7-Day
As of October 31, 2016	Date	Year	Year	Year	Inception	Average	Gross	Net
Class A4	5/24/01	—	—	—	1.08	—	0.69	0.69
Class C5	12/24/03	—	—	—	0.04	—	1.29	1.29
Class D	5/14/01	0.00	0.00	0.59	0.98	0.00	0.54	0.54
Class E	7/12/16	—	—	—	0.11	0.36	0.29	0.29
Class I6	12/30/03	0.13	0.03	0.68	1.11	0.19	0.19	0.19
Intermediary Class	7/12/16	—	—	—	0.11	0.36	0.34	0.34
Intermediary Service Class	7/12/16	—	—	—	0.10	0.13	0.39	0.39
Class Y	5/11/01	0.04	0.01	0.64	1.11	0.08	0.29	0.29
Lipper U.S. Treasury Money Market Funds Average[7]	—	0.03	0.01	0.61	1.05[8]	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by the Fund in respect of a one-time payment in respect of a class action settlement and a one-time reimbursement from HSBC Global Asset Management (USA) Inc. related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Fund not received the payments.

1	The “Aaa-mf ” and “AAAm” money market fund rating is historical and reflects Moody’s and Standard & Poor’s opinion as to the quality of the Fund’s investments, liquidity management, and operations and trading support. Periodic reviews are conducted to ensure a secure operations environment. Moody’s and Standard & Poor’s ratings represent an opinion only, not a recommendation to buy or sell. Obligations rated A-1+, A-1 or P-1 are rated in the highest short-term rating category by Standard & Poor’s (A-1+ or A-1) or Moody’s Investor Service (P-1). The obligor’s capacity to meet its financial commitments on these obligations is regarded to be “extremely strong” (A-1+), “strong” (A-1) or “superior” (P-1).
2	The seven-day yield quotation more closely reflects the current earnings of the money market fund than the total return quotation. The seven-day yield reflects voluntary fee waivers/expense reimbursements. Without the voluntary fee waivers/expense reimbursements, the yields would have been -0.25%, 0.00%, 0.10%, -0.05%, -0.10% and 0.00% for Class D Shares, Class E Shares, Class I Shares, Intermediary Class, Intermediary Service Class and Class Y Shares, respectively.
3	Reflects the expense ratio as reported in the prospectus dated February 28, 2016. Additional information pertaining to the October 31, 2016 expense ratios can be found in the financial highlights.
4	Class A Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 201 days during the year ended October 31, 2014. The Class was operational during the entire years ended October 31, 2001 through 2013. The Class was not operational during the entire years ended October 31, 2015 and 2016. No returns are presented for the one-year, five-year and 10-year periods with non-continuous operations.
5	Reflects the applicable contingent deferred sales charge, maximum of 1.00%, for returns presented. Class C Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 26 and 351 days during the years ended October 31, 2008 and 2010, respectively. The Class was operational during the entire years ended October 31, 2005, 2006, 2007 and 2009. The Class was not operational during the entire years ended October 31, 2011 through 2015 and 2016. No returns are presented for the one-year, five-year and 10-year periods with non-continuous operations.
6	Class I Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 13 and 280 days during the years ended October 31, 2004 and 2005, respectively. The Class was operational during the entire years ended October 31, 2006 through 2016.
7	For additional information, please refer to the Glossary of Terms.
8	Return for the period April 30, 2001 to October 31, 2016.

HSBC FAMILY OF FUNDS     5

Portfolio Reviews
Portfolio Composition* October 31, 2016 (Unaudited)

HSBC U.S. Government Money Market Fund
Investment Allocation	Percentage of Investments at Value (%)
Repurchase Agreements	42.8
U.S. Government and
Government Agency
Obligations	32.8
U.S. Treasury Obligations	24.4
Total	100.0

HSBC U.S. Treasury Money Market Fund
Investment Allocation	Percentage of Investments at Value (%)
U.S. Treasury Obligations	100.0
Total	100.0
____________________

*	Portfolio composition is subject to change.

6       HSBC FAMILY OF FUNDS

HSBC U.S. GOVERNMENT MONEY MARKET FUND
Schedule of Portfolio Investments—as of October 31, 2016

U.S. Government and Government Agency
Obligations – 31.1%

	Principal	Amortized
	Amount ($)	Cost ($)
Federal Farm Credit Bank – 3.8%
0.47%, 12/28/16(a)	41,000,000	40,968,840
0.50%, 10/25/17(b)	100,000,000	100,000,000
0.51%, 4/20/18(b)	50,000,000	49,996,088
0.52%, 4/10/17(b)	50,000,000	49,997,786
0.53%, 4/28/17(b)	50,000,000	49,999,455
0.56%, 4/26/17(b)	10,175,000	10,172,558
0.58%, 4/17/17(b)	20,604,000	20,605,049
0.59%, 6/27/17(a)	10,000,000	9,960,994
0.60%, 12/22/17(b)	66,000,000	65,992,389
		397,693,159
Federal Home Loan Bank – 20.2%
0.25%, 11/10/16(a)	50,000,000	49,996,500
0.28%, 11/14/16(a)	200,000,000	199,978,333
0.35%, 11/25/16(a)	72,610,000	72,592,330
0.40%, 3/22/17(b)	100,000,000	100,000,000
0.41%, 4/21/17(b)	130,000,000	130,000,000
0.43%, 3/16/17(b)	30,000,000	30,001,851
0.48%, 1/9/17(b)	85,000,000	85,000,000
0.50%, 11/18/16(b)	200,000,000	200,000,000
0.51%, 9/12/17(b)	100,000,000	100,003,711
0.51%, 11/3/16(b)	63,000,000	63,000,000
0.51%, 8/21/17(b)	100,000,000	100,000,000
0.53%, 11/16/16(a)	30,000,000	29,993,000
0.54%, 4/25/17(b)	14,850,000	14,857,410
0.57%, 9/7/17(b)	190,000,000	190,017,401
0.58%, 8/22/17(b)	16,000,000	16,008,675
0.58%, 5/30/17(a)	50,000,000	49,992,692
0.58%, 1/19/18(b)	150,000,000	150,000,000
0.60%, 11/8/17(b)	175,000,000	175,078,519
0.67%, 11/2/17(b)	50,000,000	49,978,811
0.80%, 10/10/17(b)	100,000,000	100,000,000
0.81%, 10/27/17(b)	8,000,000	8,000,176
0.81%, 10/27/17(b)	8,000,000	8,000,176
0.83%, 1/8/18(b)	100,000,000	100,000,000
0.83%, 9/29/17(b)	100,000,000	100,053,050
		2,122,552,635
Federal Home Loan Mortgage Corp. – 3.6%
0.43%, 4/28/17(b)	100,000,000	100,000,000
0.54%, 1/13/17(b)	232,500,000	232,495,409
0.58%, 4/27/17(b)	16,000,000	15,996,157
0.75%, 7/14/17	20,900,000	20,919,548
		369,411,114
Federal National Mortgage Association — 3.5%
0.54%, 10/5/17(b)	100,000,000	99,990,601
0.54%, 8/16/17(b)	150,000,000	149,968,165
0.55%, 1/26/17(b)	100,000,000	99,997,599
0.81%, 12/20/17(b)	27,800,000	27,810,133
		377,766,498
TOTAL U.S. GOVERNMENT
AND GOVERNMENT
AGENCY OBLIGATIONS
(Cost $3,267,423,406)		3,267,423,406

U.S. Treasury Obligations – 23.2%

U.S. Treasury Bill – 2.6%
0.32%, 1/12/17(a)	50,000,000	49,967,900
0.43%, 2/2/17(a)	225,000,000	224,748,803
		274,716,703
U.S. Treasury Notes – 20.6%
0.50%, 2/28/17	75,000,000	74,997,972
0.50%, 4/30/17	120,000,000	119,975,371
0.63%, 12/31/16	280,000,000	280,112,576
0.63%, 2/15/17	125,000,000	125,072,731
0.63%, 5/31/17	50,000,000	50,025,231
0.75%, 1/15/17	100,000,000	100,082,486
0.75%, 3/15/17	100,000,000	100,106,626
0.75%, 6/30/17	50,000,000	50,050,645
0.88%, 12/31/16	350,000,000	350,277,066
0.88%, 2/28/17	75,000,000	75,116,211
0.88%, 4/30/17	180,000,000	180,318,626
1.00%, 3/31/17	375,000,000	375,784,211
3.00%, 2/28/17	150,000,000	151,224,269
3.25%, 12/31/16	50,000,000	50,231,540
4.75%, 8/15/17	90,000,000	92,900,596
		2,176,276,157
TOTAL U.S. TREASURY
OBLIGATIONS
(Cost $2,450,992,860)		2,450,992,860

Repurchase Agreements – 40.5%

BNP Paribas, 0.32%,
11/1/16, Purchased on
10/31/16, with maturity
value of $200,001,778,
collateralized by U.S. Treasury
Obligations, 2.25%-8.75%,
8/15/20-3/31/21, fair value
$204,000,037	200,000,000	200,000,000
BNP Paribas, 0.34%, 11/1/16,
Purchased on 10/31/16,
with maturity value of
$100,000,944, collateralized
by various U.S. Government
and Government Agency
Obligations, 2.50%-7.50%,
7/1/18-9/1/46, fair value
$102,000,001	100,000,000	100,000,000
Citigroup Global Markets,
0.34%, 11/1/16, Purchased
on 10/31/16, with maturity
value of $100,000,944,
collateralized by U.S. Treasury
Obligations, 0.00%-2.38%,
1/15/17-5/15/44, fair value
$102,000,000	100,000,000	100,000,000
Federal Reserve Bank, N.Y.,
0.25%, 11/1/16, Purchased
on 10/31/16, with maturity
value of $2,275,015,799,
collateralized by U.S. Treasury
Obligations, 2.00%-5.00%,
3/31/21-2/15/43, fair value
$2,275,015,855	2,275,000,000	2,275,000,000

See notes to financial statements.	HSBC FAMILY OF FUNDS 7

HSBC U.S. GOVERNMENT MONEY MARKET FUND
Schedule of Portfolio Investments—as of October 31, 2016 (continued)

Repurchase Agreements, continued

		Principal	Amortized
		Amount ($)	Cost ($)
Goldman Sachs & Co., 0.32%,
11/1/16, Purchased on
10/31/16, with maturity value
of $100,000,889, collateralized
by various U.S. Government
and Government Agency
Obligations, 3.00%-4.50%,
5/1/28-8/1/44, fair value
$102,000,000		100,000,000	100,000,000
Goldman Sachs & Co., 0.33%,
11/3/16, Purchased on
10/27/16, with maturity value
of $300,019,250, collateralized
by various U.S. Government
and Government Agency
Obligations, 2.00%-6.50%,
12/1/18-9/1/46, fair value
$306,000,000	.	300,000,000	300,000,000
Merrill Lynch Pierce Fenner &
Smith, Inc., 0.31%, 11/1/16,
Purchased on 10/31/16,
with maturity value of
$150,001,292, collateralized
by U.S. Treasury Obligations,
0.13%, 1/15/23, fair value
$153,000,023		150,000,000	150,000,000
RBS Securities, Inc., 0.28%,
11/1/16, Purchased on
10/31/16, with maturity value
of $400,003,111, collateralized
by U.S. Treasury Obligations,
0.13%, 4/15/17-7/15/26,
fair value $408,004,466		400,000,000	400,000,000
Societe’ Generale, 0.33%,
11/1/16, Purchased on
10/31/16, with maturity value
of $300,002,750, collateralized
by various U.S. Government
and Government Agency
Obligations, 0.00%-8.00%,
11/3/16-2/15/45, fair value
$306,000,001	.	300,000,000	300,000,000
Societe’ Generale, 0.38%,
11/15/16, Purchased on
10/12/16, with maturity value
of $250,089,722, collateralized
by various U.S. Government
and Government Agency
Obligations, 0.00%-4.00%,
11/3/16-05/1/46, fair value
$255,000,000		250,000,000	250,000,000
Toronto Dominion Bank NY,
0.28%, 11/1/16, Purchased on
10/31/16, with maturity value
of $100,000,778, collateralized
by U.S. Treasury Obligations,
0.00%-2.50%, 9/14/17-
2/15/45, fair value
$102,000,083		100,000,000	100,000,000
TOTAL REPURCHASE
AGREEMENTS
(Cost $4,275,000,000)			4,275,000,000
TOTAL INVESTMENT
SECURITIES
(Cost $9,993,416,266) – 94.8%			9,993,416,266
Other Assets
(Liabilities) – 5.2%			551,201,559
NET ASSETS – 100%			$10,544,617,825
____________________

(a)	Discount note. Rate presented represents the effective yield at time of purchase.
(b)	Variable rate security. The rate presented represents the rate in effect on October 31, 2016. These securities are deemed to have a maturity remaining until the next adjustment of the interest rate or the longer of the demand period or time to the next readjustment.

8 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC U.S. TREASURY MONEY MARKET FUND
Schedule of Portfolio Investments—as of October 31, 2016

U.S. Treasury Obligations – 100.0%
	Principal	Amortized
	Amount ($)	Cost ($)
U.S. Treasury Bills – 63.1%
0.08%, 11/3/16(a)	131,000,000	130,999,158
0.22%, 11/17/16(a)	300,000,000	299,969,068
0.23%, 11/10/16(a)	225,000,000	224,985,669
0.31%, 1/5/17(a)	150,000,000	149,915,500
		805,869,395
U.S. Treasury Notes – 36.9%
0.41%, 4/30/17(b)	110,000,000	109,995,501
0.42%, 7/31/17(b)	55,000,000	54,994,051
0.42%, 1/31/17(b)	85,000,000	85,002,867
0.51%, 10/31/17(b)	55,000,000	55,000,351
0.53%, 4/30/18(b)	40,000,000	40,019,709
0.61%, 1/31/18(b)	25,000,000	25,012,926
0.63%, 2/15/17	50,000,000	50,021,868
0.75%, 6/30/17	25,000,000	25,030,865
0.88%, 2/28/17	25,000,000	25,033,112
		470,111,250
TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,275,980,645)		1,275,980,645
TOTAL INVESTMENT SECURITIES (Cost $1,275,980,645) – 100.0%		1,275,980,645
Other Assets (Liabilities) – 0.0%		435,444
NET ASSETS – 100%		$1,276,416,089
____________________

(a)	Discount note. Rate presented represents the effective yield at time of purchase.
(b)	Variable rate security. The rate presented represents the rate in effect on October 31, 2016. These securities are deemed to have a maturity remaining until the next adjustment of the interest rate or the longer of the demand period or time to the next readjustment.

See notes to financial statements.	HSBC FAMILY OF FUNDS 9

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities—as of October 31, 2016

	HSBC U.S.	HSBC
	Government	U.S. Treasury
	Money Market	Money Market
	Fund	Fund
Assets:
Investments, at amortized cost	$5,718,416,266	$1,275,980,645
Repurchase agreements, at cost	4,275,000,000	—
Total Investments	9,993,416,266	1,275,980,645
Cash	546,287,084	429,345
Interest receivable	6,464,602	171,577
Prepaid expenses and other assets	293,575	77,245
Total Assets	10,546,461,527	1,276,658,812

Liabilities:
Dividends payable	442,104	43,888
Accrued expenses and other liabilities:
Investment Management	345,878	63,455
Administration	286,433	42,579
Shareholder Servicing	299,261	15,302
Accounting	7,563	4,133
Custodian fees	16,000	2,840
Transfer Agent	4,399	3,978
Other	442,064	66,548
Total Liabilities	1,843,702	242,723
Net Assets	$10,544,617,825	$1,276,416,089

Composition of Net Assets:
Capital	10,544,511,121	1,276,402,837
Accumulated net investment income/(distributions in excess of net investment income)	—	0
Accumulated net realized gains/(losses) from investments	106,704	13,252
Net Assets	$10,544,617,825	$1,276,416,089

Net Assets:
Class A Shares	$1,720,091	$—
Class B Shares	48,774	—
Class D Shares	1,949,225,350	214,041,232
Class E Shares	2,002	1,001
Class I Shares	4,687,197,461	346,398,881
Intermediary Class Shares	10,121,428	1,001
Intermediary Service Class Shares	5,003,408	18,107,928
Class Y Shares	3,891,299,311	697,866,046
	$10,544,617,825	$1,276,416,089
Shares Outstanding:
($0.001 par value, unlimited number of shares authorized):
Class A Shares	1,720,084	—
Class B Shares	48,761	—
Class D Shares	1,949,012,249	214,038,795
Class E Shares	2,002	1,001
Class I Shares	4,687,299,004	346,430,056
Intermediary Class Shares	10,121,429	1,001
Intermediary Service Class Shares	5,003,568	18,107,934
Class Y Shares	3,891,314,380	697,829,019

10 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities—as of October 31, 2016 (continued)

	HSBC U.S.	HSBC
	Government	U.S. Treasury
	Money Market	Money Market
	Fund	Fund
Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$1.00	$—
Class B Shares(a)	$1.00	$—
Class D Shares	$1.00	$1.00
Class E Shares	$1.00	$1.00
Class I Shares	$1.00	$1.00
Intermediary Class Shares	$1.00	$1.00
Intermediary Service Class Shares	$1.00	$1.00
Class Y Shares	$1.00	$1.00
____________________

(a)	Redemption price per share varies by length of time shares are held.

See notes to financial statements.	HSBC FAMILY OF FUNDS 11

HSBC FAMILY OF FUNDS

Statements of Operations—For the year ended October 31, 2016

	U.S.
	Government	U.S. Treasury
	Money Market	Money Market
	Fund	Fund
Investment Income:
Interest	$20,717,712	$4,095,614
Total Investment Income	20,717,712	4,095,614

Expenses:
Investment Management	5,930,144	1,446,940
Operational Support:
Class A Shares	1,048	—
Class B Shares	48	—
Class D Shares	1,005,360	225,525
Intermediary Class Shares	166	—
Intermediary Service Class Shares	656	1,140
Class Y Shares	3,485,538	826,671
Administration:
Class A Shares	442	—
Class B Shares	21	—
Class D Shares	421,546	95,565
Class E Shares	—	—
Class I Shares	601,457	164,425
Intermediary Class Shares	66	—
Intermediary Service Class Shares	284	451
Class Y Shares	1,485,809	348,303
Distribution:
Class B Shares	366	—
Shareholder Servicing:
Class A Shares	4,193	—
Class B Shares	121	—
Class D Shares	2,513,433	563,819
Class E Shares	—	—
Intermediary Class Shares	83	—
Intermediary Service Class Shares	656	1,140
Accounting	64,266	59,189
Compliance Services	119,663	21,381
Custodian	318,936	85,410
Printing	389,054	35,134
Professional	1,185,981	271,220
Transfer Agent	41,766	40,642
Trustee	237,924	63,911
Registration fees	121,066	125,192
Other	202,405	118,756
Total expenses before fee and expense reductions	18,132,498	4,494,814
Fees voluntarily reduced/reimbursed by Investment Adviser	(2,657,359)	(653,195)
Fees voluntarily reduced by Administrator	(223,048)	(55,040)
Fees voluntarily reduced by Distributor	(366)	—
Fees voluntarily reduced by Shareholder Servicing Agent	(1,443,022)	(479,108)
Custody earnings credits	(271,516)	(41,752)
Net Expenses	13,537,187	3,265,719

Net Investment Income	7,180,525	829,895

Realized/Unrealized Gains/(Losses) from Investments:
Net realized gains/(losses) from investment securities	106,704	15,357
Net realized/unrealized gains (losses) on investments	106,704	15,357
Change in Net Assets Resulting from Operations	$7,287,229	$845,252
____________________

Amounts designated as “—“ are $0 or have been rounded to $0.

12 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets

	HSBC U.S. Government		HSBC U.S. Treasury
	Money Market Fund		Money Market Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015
Investment Activities:
Operations:
Net investment income	$7,180,525	$1,915,453	$829,895	$—
Net realized gains/(losses) from investments	106,704	58,725	15,357	36,870
Change in net assets resulting from operations	7,287,229	1,974,178	845,252	36,870

Distributions:
Net investment income:
Class A Shares	(167)	(109)	—	—
Class B Shares	(7)	(15)	—	—
Class D Shares	(157,507)	(233,083)	(16)	—
Class E Shares	(1)	—	(1)	—
Class I Shares	(3,240,578)	(487,824)	(517,995)	—
Intermediary Class Shares	(429)	—	(1)	—
Intermediary Service Class Shares	(1,568)	—	(1,541)	—
Class Y Shares	(3,780,275)	(1,194,417)	(310,662)	—
Net realized gains:
Class A Shares	—	—	—	—
Class B Shares	—	—	—	—
Class D Shares	(1,011)	—	(2,318)	—
Class I Shares	(1,073)	—	(3,554)	—
Class Y Shares	(4,002)	—	(8,118)	—
Change in net assets from distributions	(7,186,618)	(1,915,448)	(844,206)	—

Change in net assets resulting from
capital transactions	4,286,595,666	660,883,397	(151,452,006)	(431,134,675)
Change in net assets	4,286,696,277	660,942,127	(151,450,960)	(431,097,805)

Net Assets:
Beginning of period	6,257,921,548	5,596,979,421	1,427,867,049	1,858,964,854
End of period	$10,544,617,825	$6,257,921,548	$1,276,416,089	$1,427,867,049
Accumulated net investment income/(distributions
in excess of net investment income)	$—	$7	$—	$—
____________________

Amounts designated as “—“ are $0 or have been rounded to $0.

See notes to financial statements.	HSBC FAMILY OF FUNDS 13

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	HSBC U.S. Government		HSBC U.S. Treasury
	Money Market Fund		Money Market Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015
CAPITAL TRANSACTIONS*:
Class A Shares
Proceeds from shares issued	$1,205,234	$940,017	$—	$—
Proceeds from merger	340,856	—	—	—
Dividends reinvested	167	108	—	—
Value of shares redeemed	(755,634)	(164,851)	—	—
Class A Shares capital transactions	790,623	775,274	—	—

Class B Shares
Proceeds from shares issued	—	—	—	—
Dividends reinvested	7	15	—	—
Class B Shares capital transactions	7	15	—	—

Class C Shares
Class C Shares capital transactions	—	—	—	—

Class D Shares
Proceeds from shares issued	3,682,762,518	2,487,351,997	900,175,290	1,120,322,048
Proceeds of merger	1,668,424	—	—	—
Dividends reinvested	46,636	67,153	1,271	—
Value of shares redeemed	(2,623,349,427)	(2,326,630,455)	(966,167,073)	(1,479,236,109)
Class D Shares capital transactions	1,061,128,151	160,788,695	(65,990,512)	(358,914,061)

Class E Shares
Proceeds from shares issued	1,000	—	1,000	—
Proceeds from merger	1,001	—	—	—
Dividends reinvested	1	—	1	—
Class E Shares capital transactions	2,002	—	1,001	—

Class I Shares
Proceeds from shares issued	16,374,346,788	10,758,223,000	3,707,312,527	4,050,846,479
Proceeds from merger	516,688,873	—	—	—
Dividends reinvested	1,765,424	287,532	135,888	—
Value of shares redeemed	(13,794,885,625)	(10,580,351,583)	(3,745,412,945)	(3,930,207,887)
Class I Shares capital transactions	3,097,915,460	178,158,949	(37,964,530)	120,638,592

Intermediary Class Shares
Proceeds from shares issued	10,119,999	—	1,000	—
Proceeds from merger	1,001	—	—	—
Dividends reinvested	429	—	1	—
Intermediary Class Shares capital transactions	10,121,429	—	1,001	—

Intermediary Service Class Shares
Proceeds from shares issued	5,001,000	—	18,706,393	—
Proceeds from merger	1,001	—	—	—
Dividends reinvested	1,567	—	1,541	—
Value of shares redeemed	—	—	(600,000)	—
Intermediary Service Class Shares
capital transactions	5,003,568	—	18,107,934	—

Class Y Shares
Proceeds from shares issued	25,082,584,192	21,862,447,049	1,130,575,987	1,145,300,679
Proceeds from merger	3,036,134	—	—	—
Dividends reinvested	3,515,422	1,192,843	317,857	—
Value of shares redeemed	(24,977,501,322)	(21,542,479,428)	(1,196,500,744)	(1,338,159,885)
Class Y Shares capital transactions	111,634,426	321,160,464	(65,606,900)	(192,859,206)
Change in net assets resulting from
capital transactions	$4,286,595,666	$660,883,397	$(151,452,006)	$(431,134,675)
____________________

*	Share transactions are at net asset value of $1.00 per share.

14 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC U.S. GOVERNMENT MONEY MARKET FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Distributions					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains/ (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)(b)
CLASS A SHARES
Year Ended October 31, 2016	$1.00	$—	$—	$—	$—	$—	$—	$1.00	0.02%	$1,720	0.34%	0.02%	0.69%
Year Ended October 31, 2015	1.00	—	—	—	—	—	—	1.00	0.03%	929	0.08%	0.03%	0.69%
Year Ended October 31, 2014	1.00	—	—	—	—	—	—	1.00	0.02%	154	0.07%	0.02%	0.69%
Year Ended October 31, 2013	1.00	—	—	—	—	—	—	1.00	0.01%	428	0.17%	0.01%	0.68%
Year Ended October 31, 2012	1.00	—	—	—	—	—	—	1.00	0.01%	238	0.14%	0.01%	0.69%
CLASS B SHARES
Year Ended October 31, 2016	$1.00	—	—	—	—	—	—	$1.00	0.01%	$49	0.33%	0.01%	1.13%
Year Ended October 31, 2015	1.00	—	—	—	—	—	—	1.00	0.03%	49	0.07%	0.03%	1.27%
Year Ended October 31, 2014	1.00	—	—	—	—	—	—	1.00	0.02%	49	0.07%	0.02%	1.28%
Year Ended October 31, 2013	1.00	—	—	—	—	—	—	1.00	0.01%	49	0.14%	0.01%	1.28%
Year Ended October 31, 2012	1.00	—	—	—	—	—	—	1.00	0.01%	76	0.16%	0.01%	1.29%
CLASS D SHARES
Year Ended October 31, 2016	1.00	—	—	—	—	—	—	$1.00	0.02%	$1,949,225	0.34%	0.02%	0.54%
Year Ended October 31, 2015	1.00	—	—	—	—	—	—	1.00	0.03%	888,084	0.07%	0.03%	0.53%
Year Ended October 31, 2014	1.00	—	—	—	—	—	—	1.00	0.02%	727,290	0.06%	0.02%	0.54%
Year Ended October 31, 2013	1.00	—	—	—	—	—	—	1.00	0.01%	670,893	0.13%	0.01%	0.53%
Year Ended October 31, 2012	1.00	—	—	—	—	—	—	1.00	0.01%	614,499	0.16%	0.01%	0.54%
CLASS E SHARES
July 12, 2016(c) through
October 31, 2016	$1.00	—	—	—	—	—	—	$1.00	0.11%	$2	0.06%	0.32%	0.31%
CLASS I SHARES
Year Ended October 31, 2016	$1.00	—	—	—	—	—	—	1.00	0.21%	$4,687,197	0.14%	0.23%	0.19%
Year Ended October 31, 2015	1.00	—	—	—	—	—	—	1.00	0.03%	1,589,264	0.07%	0.03%	0.18%
Year Ended October 31, 2014	1.00	—	—	—	—	—	—	1.00	0.02%	1,411,088	0.06%	0.02%	0.19%
Year Ended October 31, 2013	1.00	—	—	—	—	—	—	1.00	0.01%	1,156,894	0.13%	0.02%	0.18%
Year Ended October 31, 2012	1.00	—	—	—	—	—	—	1.00	0.02%	1,873,166	0.16%	0.01%	0.19%

See notes to financial statements.	HSBC FAMILY OF FUNDS 15

HSBC U.S. GOVERNMENT MONEY MARKET FUND
Financial Highlights (continued)

		Investment Activities			Distributions					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains/ (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)(b)
INTERMEDIARY CLASS SHARES
July 12, 2016(c) through
October 31, 2016	$1.00	$—	$—	$—	$—	$—	$—	$1.00	0.11%	$10,121	0.18%	0.26%	0.37%
INTERMEDIARY SERVICE CLASS SHARES
July 12, 2016(c) through
October 31, 2016	$1.00	—	—	—	—	—	—	$1.00	0.10%	$5,003	0.18%	0.22%	0.42%
CLASS Y SHARES
Year Ended October 31, 2016	$1.00	—	—	—	—	—	—	$1.00	0.12%	$3,891,299	0.23%	0.11%	0.28%
Year Ended October 31, 2015	1.00	—	—	—	—	—	—	1.00	0.03%	3,779,595	0.07%	0.03%	0.28%
Year Ended October 31, 2014	1.00	—	—	—	—	—	—	1.00	0.02%	3,458,399	0.06%	0.02%	0.29%
Year Ended October 31, 2013	1.00	—	—	—	—	—	—	1.00	0.01%	2,404,867	0.13%	0.01%	0.28%
Year Ended October 31, 2012	1.00	—	—	—	—	—	—	1.00	0.01%	2,505,448	0.17%	0.01%	0.29%

(a)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(b)	Annualized for periods less than one year.
(c)	Commencement of operations on July 12, 2016.
Amounts designated as “—“ are $0.00 or have been rounded to $0.00.

16 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC U.S. TREASURY MONEY MARKET FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Distributions					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains/ (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)(b)
CLASS A SHARES
Period Ended October 31, 2014(c)	$1.00	$—	$—	$—	$—	$—	$—	$1.00	—%	$—	—%	—%	—%
Year Ended October 31, 2013	1.00	—	—	—	—	—	—	1.00	—%	5	0.10%	—%	0.69%
Year Ended October 31, 2012	1.00	—	—	—	—	—	—	1.00	—%	5	0.05%	—%	0.70%
CLASS D SHARES
Year Ended October 31, 2016	$1.00	—	—	—	—	—	—	$1.00	—%	$214,041	0.28%	—%	0.55%
Year Ended October 31, 2015	1.00	—	—	—	—	—	—	1.00	—%	280,032	0.06%	—%	0.54%
Year Ended October 31, 2014	1.00	—	—	—	—	—	—	1.00	0.01%	638,939	0.06%	—%	0.54%
Year Ended October 31, 2013	1.00	—	—	—	—	—	—	1.00	—%	517,845	0.09%	—%	0.53%
Year Ended October 31, 2012	1.00	—	—	—	—	—	—	1.00	—%	662,063	0.08%	—%	0.54%
CLASS E SHARES
July 12, 2016(d) through
October 31, 2016	$1.00	—	—	—	—	—	—	$1.00	0.11%	$1	—%	0.37%	0.33%
CLASS I SHARES
Year Ended October 31, 2016	$1.00	—	—	—	—	—	—	$1.00	0.13%	$346,399	0.16%	0.13%	0.20%
Year Ended October 31, 2015	1.00	—	—	—	—	—	—	1.00	—%	384,363	0.05%	—%	0.19%
Year Ended October 31, 2014	1.00	—	—	—	—	—	—	1.00	0.01%	263,714	0.06%	0.01%	0.19%
Year Ended October 31, 2013	1.00	—	—	—	—	—	—	1.00	—%	1,086,181	0.09%	—%	0.18%
Year Ended October 31, 2012	1.00	—	—	—	—	—	—	1.00	—%	555,287	0.08%	—%	0.19%
INTERMEDIARY CLASS SHARES
July 12, 2016(d) through
October 31, 2016	$1.00	—	—	—	—	—	—	$1.00	0.11%	$1	—%	0.37%	0.38%

See notes to financial statements.	HSBC FAMILY OF FUNDS 17

HSBC U.S. TREASURY MONEY MARKET FUND
Financial Highlights (continued)

		Investment Activities			Distributions					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains/ (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)(b)
INTERMEDIARY SERVICE CLASS SHARES
July 12, 2016(d) through
October 31, 2016	$1.00	—	—	—	—	—	—	$1.00	0.10%	$18,108	0.20%	0.14%	0.48%
CLASS Y SHARES
Year Ended October 31, 2016	$1.00	$—	$—	$—	$—	$—	$—	$1.00	0.04%	$697,866	0.25%	0.04%	0.30%
Year Ended October 31, 2015	1.00	—	—	—	—	—	—	1.00	—%	763,473	0.06%	—%	0.29%
Year Ended October 31, 2014	1.00	—	—	—	—	—	—	1.00	0.01%	956,312	0.06%	0.01%	0.29%
Year Ended October 31, 2013	1.00	—	—	—	—	—	—	1.00	—%	968,290	0.09%	—%	0.28%
Year Ended October 31, 2012	1.00	—	—	—	—	—	—	1.00	—%	1,156,631	0.09%	—%	0.29%

(a)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(b)	Annualized for periods less than one year.
(c)

Class A Shares were operational during a portion of the year only. Amounts reflect performance for a period of time the class had operations, which was 201 days during the period. The net asset value reflected represents the last day the class had operations.

(d)	Commencement of operations on July 12, 2016.
Amounts designated as “—“ are $0.00 or have been rounded to $0.00.

18 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2016

1. Organization:

The HSBC Funds (the “Trust”), a Delaware statutory trust organized on March 2, 2016, is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Effective June 24, 2016, the Funds (as defined below), which were series of HSBC Funds, a Massachusetts business trust, reorganized with and into corresponding series of the Trust (each, a “Reorganization”). The series of the Trust into which the Funds reorganized had no assets, liabilities, or operations prior to the Reorganization. Upon completion of each Reorganization, the respective share classes of each Fund assumed the performance, financial and other historical information of those of the corresponding predecessor series. As of October 31, 2016, the Trust is composed of 19 separate operational funds, each a series of the HSBC Family of Funds. The accompanying financial statements are presented for the following two funds (individually a “Fund”, collectively the “Funds”) of the Trust:

Fund	Short Name
HSBC U.S. Government Money Market Fund	U.S. Government Money Market Fund
HSBC U.S. Treasury Money Market Fund	U.S. Treasury Money Market Fund

Both of the Funds are diversified funds. Financial statements for all other funds of the Trust are published separately.

Both of the Funds are money market funds and seek to maintain a stable net asset value of $1.00 per share, although it is possible to lose money by investing in the Funds. The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $ 0.001 per share. The Funds are authorized to issue nine classes of shares: Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class I Shares, Intermediary Class Shares, Intermediary Service Class Shares and Class Y Shares. The Class B Shares of the Funds are offered without any front-end sales charge but will be subject to a contingent deferred sales charge (“CDSC”) ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. No sales charges are assessed with respect to Class A, Class D, Class E, Class I, Intermediary Class, Intermediary Service Class or Class Y Shares of the Funds. Each class of shares in each Fund has identical rights and privileges, except with respect to arrangements pertaining to shareholder servicing and/or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and exchange privileges. Class B Shares may no longer be purchased or acquired by any new or existing Class B shareholder, except through dividend and/or capital gains reinvestment.

Under the Trust’s organizational documents, the Trust’s officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with its service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the Funds. However, based on experience, the Trust expects the risk of loss to be remote.

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.”

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of

HSBC FAMILY OF FUNDS       19

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2016 (continued)

contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

Investments of the Funds are valued using the amortized cost method pursuant to Rule 2a-7 under the Act, which approximates fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Investment Transactions and Related Income:

Investment transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

Restricted Securities:

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or another exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the Investment Adviser (as defined in Note 4) based on procedures established by the Board of Trustees (“Board”). Therefore, not all restricted securities are considered illiquid. At October 31, 2016, there were no restricted securities held by the Funds.

Repurchase Agreements:

The U.S. Government Money Market Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The U.S. Treasury Money Market Fund may temporarily invest in repurchase agreements collateralized by U.S. Treasury Obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the collateral held pursuant to the agreement, with a fair value equal to or greater than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds’ custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Master Repurchase Agreements (“MRA”) permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables under the MRA with collateral posted by the counterparty and create one net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the transaction. Upon bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. There is potential for loss to a Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the fair value of the underlying securities during the period while the Fund seeks to assert its rights.

20       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2016 (continued)

Cash:

Cash is held in deposit accounts at the Funds’ custodian bank and is a significant portion of the net assets, which may exceed the amount insured by the Federal Deposit Insurance Corporation (“FDIC”). To the extent that such balances exceed FDIC insurance limits, the Funds are subject to the creditworthiness of the custodian bank.

Allocations:

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the applicable series within the Trust in relation to the net assets of each fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Distributions to Shareholders:

Dividends to shareholders from net investment income, if any, are declared daily and paid monthly from each Fund. Distributions from net realized gains, if any, are declared and paid at least annually by the Funds. Additional distributions are also made to the Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net realized gains of regulated investment companies.

Federal Income Taxes:

Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken. Management’s conclusions may be subject to future review based on changes in, or interpretation of, accounting standards or tax laws and regulations.

3. Investment Valuation Summary

The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The Funds’ investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

●	Level 1: quoted prices in active markets for identical assets
●	Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3: significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

HSBC FAMILY OF FUNDS       21

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2016 (continued)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust’s policy is to disclose transfers between fair value hierarchy levels based on valuations at the end of the reporting period. There were no transfers between levels as of October 31, 2016, from the valuation input levels used on October 31, 2015. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Investments of the Funds are valued using the amortized cost method pursuant to Rule 2a-7 under the Act, which approximates fair value, and are typically categorized as Level 2 in the fair value hierarchy. The amortized cost method involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method that may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund holding the instrument would receive if it sold the instrument. The fair value of securities in the Funds can be expected to vary with changes in prevailing interest rates.

Investments in other money market funds are priced at net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Repurchase agreements are valued at original cost and are typically categorized as Level 2 in the fair value hierarchy.

For the year ended October 31, 2016, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value. As of October 31, 2016, all investments were categorized as Level 2 in the fair value hierarchy. The breakdown of investment categorization is disclosed in the Schedule of Portfolio Investments for each Fund.

4. Related Party Transactions and Other Agreements and Plans:

Investment Management:

HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Funds. As Investment Adviser, HSBC manages the investments of the Funds and continuously reviews, supervises and administers the Funds’ investments pursuant to an Investment Advisory Contract. For its services as Investment Adviser, HSBC receives a fee from each Fund, accrued daily and paid monthly, based on the average daily net assets of each respective Fund, at an annual rate of 0.10%.

HSBC also provides operational support services to the Funds pursuant to an Operational Support Services Agreement. For its services in this capacity, HSBC is entitled to receive a fee, accrued daily and paid monthly, based on the average daily net assets of Class A Shares, Class B Shares, Class C Shares, Class D Shares, Intermediary Class Shares, Intermediary Service Class Shares and Class Y Shares, at an annual rate of 0.10%.

The Bank of New York Mellon (the “Servicer”) provides recordkeeping, reporting and processing services to the Class I Shares of the Funds. The Servicer is paid by the Investment Adviser and not by the Funds, for these services.

22       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2016 (continued)

Administration:

HSBC also serves as Administrator to the Trust. Effective April 1, 2016, under the terms of the Administration Agreement, HSBC receives from the Funds (as well as other funds in the Trust combined) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0400
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0265
In excess of $50 billion	0.0245

Prior to April 1, 2016, for these services, HSBC received from the Funds (as well as other funds in the Trust combined) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trust. For the year ended October 31, 2016, the effective annualized rate was 0.04%, prior to any fee waivers or expense reimbursements, based on the average daily net assets of the Trust. The total administration fee paid to HSBC is allocated to each series of the Trust based upon its proportionate share of the aggregate net assets of the Trust, subject to certain allocations in cases where one fund invests some or all of its assets in another fund.

Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trust’s Sub-Administrator, subject to the general supervision by the Trust’s Board and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new funds, minus 0.02% which is retained by HSBC.

Under a Compliance Services Agreement between the Trust and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Trust’s Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trust’s compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trust paid Citi $304,597 for the year ended October 31, 2016, plus reimbursement of certain out of pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

Distribution Arrangements:

Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trust as Distributor (the “Distributor”). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan”) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, 1.00% and 0.25% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), Class C Shares (currently charging 0.75%) and Class D Shares (currently not being charged) of the Funds, respectively. For the year ended October 31, 2016, Foreside, as Distributor, also received $64,049 in commissions from sales of the Trust, of which $97 was reallocated to HSBC-affiliated brokers and dealers.

Expenses reduced during the year ended October 31, 2016 are reflected on the Statements of Operations as “Fees voluntarily reduced by Distributor.”

HSBC FAMILY OF FUNDS       23

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2016 (continued)

Shareholder Servicing:

The Trust has adopted a Shareholder Services Plan, which provides for payments to shareholder servicing agents (which primarily consist of HSBC and its affiliates) for providing various shareholder services. As disclosed in the Statement of Operations, for the current fiscal period certain amounts of the Shareholder Servicing Fees have been waived by those shareholder servicing agents, including HSBC and its affiliates. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.60%, 0.25%, 0.25%, 0.25%, 0.10%, 0.05% and 0.10% of the average daily net assets of Class A Shares (currently charging 0.40%), Class B Shares, Class C Shares, Class D Shares, Class E Shares, Intermediary Class Shares and Intermediary Service Class Shares of the Funds, respectively. The aggregate fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan may not exceed, in the aggregate, 0.60%, 1.00%, 1.00%, 0.25%, 0.10%, 0.05% and 0.10% annually of each Fund’s average daily net assets of Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Intermediary Class Shares and Intermediary Service Class Shares, respectively. Expenses reduced during the year ended October 31, 2016 are reflected on the Statements of Operations as “Fees voluntarily reduced by Shareholder Servicing Agent.”

The Trust has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Funds will pay all or a portion of such fees earned to financial intermediaries for performing such services.

Fund Accounting and Transfer Agency:

Citi provides fund accounting services for each Fund. As fund accountant, Citi receives an annual fee per Fund and share class, subject to certain minimums and reimbursement of certain expenses. Citi receives additional fees paid by the Trust for regulatory administration services and money market fund reporting services. Effective July 16, 2016, the transfer agency services were converted from FIS Investor Services, LLC (“FIS”) (formerly SunGard Investor Services LLC) to Boston Financial Data Services, Inc. (“BFDS”) under a separate transfer agency services agreement. As transfer agent, BFDS receives a fee based on the number of funds and shareholder accounts, subject to certain minimums, and reimbursement of certain expenses. Prior to July 16, 2016, transfer agent services were provided under the terms of a separate transfer agency services agreement with Citi. Citi’s rights and obligations under the transfer agency services agreement, in turn, were assigned to FIS. As transfer agent, FIS received a fee based on the number of funds and shareholder accounts, subject to certain minimums, reductions associated with services provided to new funds, blue sky exemption services and reimbursement of certain expenses.

Independent Trustees:

The Trust pays an annual retainer to each Independent Trustee, plus additional annual retainers to each Committee Chair and the Chairman of the Board. The Independent Trustees also receive a fee for each regular, special in-person, and telephonic meeting of the Board of Trustees attended. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Trust and are presented in the Statements of Operations.

24       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2016 (continued)

Fee Reductions:

The Investment Adviser has contractually agreed to limit through March 1, 2017 the annual total expenses, exclusive of interest, taxes, brokerage commissions, and extraordinary expenses, of certain classes of the Funds. Each affected Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows:

		Contractual
		Expense
Fund	Class	Limitations(%)
U.S. Government Money Market Fund	E	0.25
U.S. Government Money Market Fund	I	0.20
U.S. Treasury Money Market Fund	E	0.25
U.S. Treasury Money Market Fund	I	0.20

Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the respective Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. At October 31, 2016, there were no remaining contractual reimbursements that are subject to repayment by the Funds in subsequent years.

The Administrator and Citi may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, HSBC, in its role as Investment Adviser and Administrator, may waive/reimburse additional fees at its discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser and Administrator are reported separately on the Statements of Operations, as applicable. During the year ended October 31, 2016, Citi voluntarily reduced its sub-administration fees by $86,656 and $20,014 for U.S. Government Money Market Fund and U.S. Treasury Money Market Fund, respectively. HSBC also voluntarily reduced its administration fees by $143,673 and $39,347 for U.S. Government Money Market Fund and U.S Treasury Money Market Fund, respectively.

During the year ended October 31, 2016, the following amounts of expenses were waived:

									Intermediary
	Class A	Class B	Class C	Class D	Class E	Class I	Class Y	Intermediary	Service
Fund	($)	($)	($)	($)	($)	($)	($)	Class ($)	Class ($)
U.S. Government Money Market Fund	3,609	456	—	1,939,762	—	768,444	1,609,784	328	1,412
U.S. Treasury Money Market Fund	—	—	—	614,275	—	156,409	413,476	—	3,183

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Expenses reduced during the year ended October 31, 2016 are reflected on the Statements of Operations as “Custody earnings credits,” as applicable.

Overdraft Facility:

The Funds have entered into an arrangement with their custodian whereby an, uncommitted, unsecured overdraft facility is made available to meet unanticipated end-of-day liquidity needs of the Funds which cannot be fulfilled by trading activities. The interest rate on overdraft amounts is calculated at an annual rate of 0.50% plus the Federal Funds Rate. The overdraft facility is limited to $500,000,000 and $50,000,000 for the U.S. Government Money Market Fund and the U.S. Treasury Money Market Fund, respectively.

HSBC FAMILY OF FUNDS       25

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2016 (continued)

5. Federal Income Tax Information:

At October 31, 2016, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
	Tax Cost ($)	Appreciation ($)	Depreciation ($)	(Depreciation) ($)*
U.S. Government Money Market Fund	9,993,420,132	—	(3,866)	(3,866)
U.S. Treasury Money Market Fund	1,275,980,645	—	—	—
____________________

*	The differences between book-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

The tax character of dividends paid by the Funds as of the tax year ended October 31, 2016, was as follows:

	Dividends paid from
		Net
		Long Term	Total		Total
	Ordinary	Capital	Taxable	Tax Exempt	Dividends
	Income ($)	Gains ($)	Dividends ($)	Distributions ($)	Paid ($)(1)
U.S. Government Money Market Fund	6,777,535	5,589	6,783,124	—	6,783,124
U.S. Treasury Money Market Fund	800,318	—	800,318	—	800,318

The tax character of dividends paid by the Funds as of the tax year ended October 31, 2015, was as follows:

Dividends paid from
Net
		Long Term	Total	Tax	Total
	Ordinary	Capital	Taxable	Exempt	Dividends
	Income ($)	Gains ($)	Dividends ($)	Distributions ($)	Paid ($)(1)
U.S. Government Money Market Fund	1,911,422	—	1,911,422	—	1,911,422
U.S. Treasury Money Market Fund	—	—	—	—	—
____________________

(1)	Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

26     HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2016 (continued)

As of the tax year ended October 31, 2016, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

			Undistributed			Accumulated		Total
	Undistributed	Undistributed	Long Term			Capital and	Unrealized	Accumulated
	Ordinary	Tax Exempt	Capital	Accumulated	Dividends	Other	Appreciation/	Earnings/
	Income ($)	Income ($)	Gains ($)	Earnings ($)	Payable ($)	Losses ($)	(Depreciation) ($)	(Deficit) ($)
U.S. Government Money
Market Fund	552,674	—	—	552,674	(442,104)	—	(3,866)	106,704
U.S. Treasury Money
Market Fund	57,140	—	—	57,140	(43,888)	—	—	13,252

Capital loss carryforwards (“CLCFs”) subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Funds until any applicable CLCF has been offset or expires. As of the tax year ended October 31, 2016, the Funds had no CLCFs.

Under current law, capital losses and specified ordinary losses realized after October 31 and non-specified ordinary losses incurred after December 31 (ordinary losses collectively known as “late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. As of the tax year ended October 31, 2016, the Funds had no deferred losses.

The amount and character of net investment income and net realized gains distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash losses and post-October loss deferrals) do not require reclassification. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

On the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows:

Accumulated
Net Investment
	Income/(Distributions	Accumulated
	in Excess of Net	Net Realized	Paid-In
	Investment Income) ($)	Gains/(Losses) ($)	Capital ($)
U.S. Treasury Money Market Fund	321	(321)	—

6. Significant Shareholders:

Shareholders, including other funds, individuals, and accounts, as well as the Fund’s investment manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

HSBC FAMILY OF FUNDS      27

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2016 (continued)

The following list includes the Funds which had individual shareholder accounts with ownership of voting securities greater than 10% of the total outstanding voting securities but less than 25% and/or accounts with ownership of voting securities greater than 25% of the total outstanding voting securities. Significant transactions by these shareholder accounts may negatively impact the Funds’ performance.

Number of
	Number of shareholders	shareholders with
	with ownership of voting	ownership of voting
	securities of the Portfolio	securities of the
	greater than 10% and	Portfolio greater
	less than 25% of the total	than 25% of the total
	Portfolio's outstanding	Portfolio's outstanding
Fund	voting securities	voting securities
U.S. Government Money Market Fund	—	1
U.S. Treasury Money Market Fund	1	1

7. Business Combinations:

On October 7, 2016, the U.S. Government Money Market Fund acquired all of the net assets of the HSBC Prime Money Market Fund (“Prime Money Market Fund”), an open-end investment company, pursuant to a plan of reorganization approved by the Board on September 7, 2016. The purpose of the transaction was to combine two funds with substantially similar investment policies and strategies. The acquisition was accomplished by a tax-free exchange of 521,737,290 shares of the U.S. Government Money Market Fund, valued at $521,737,290, for all of the assets and the assumption of the liabilities (net assets of $521,737,290) of the Prime Money Market Fund on October 7, 2016. The investment portfolio of the Prime Money Market Fund, with an amortized cost of $430,000,000, which approximates the fair value at October 7, 2016, was the principal asset acquired by the U.S. Government Money Market Fund. For financial reporting purposes, assets received and shares issued by the U.S. Government Money Market Fund were recorded at amortized cost which approximates fair value; and the amortized cost basis of the investments received from the Prime Money Market Fund was carried forward to align ongoing reporting of the U.S. Government Money Market Fund. Immediately prior to the merger, the net assets of the U.S. Government Money Market Fund were $8,728,801,871.

Assuming the acquisition had been completed on November 1, 2015, the beginning of the annual reporting period of the U.S. Government Money Market Fund, the U.S. Government Money Market Fund’s pro forma results of operations for the year ended October 31, 2016, would have been as follows:

Net investment income $29,664,336

Net realized gain (loss) on investments $398,295

Net increase (decrease) in net assets resulting from operations $30,062,631

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Prime Money Market Fund that have been included in U.S. Government Money Market Fund’s Statement of Operations since October 7, 2016.

8. Subsequent Events:

Management has evaluated subsequent events through the date these financial statements were issued. Based on the evaluation, no adjustments or additional disclosures were required to the financial statements as of October 31, 2016.

28       HSBC FAMILY OF FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of HSBC Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of HSBC U.S. Government Money Market Fund and HSBC U.S. Treasury Money Market Fund (each a portfolio of HSBC Funds, and hereafter collectively referred to as the “Funds”) as of October 31, 2016, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The accompanying financial highlights for each of the years ended on or prior to October 31, 2014 were audited by other auditors whose report dated December 23, 2014 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
New York, New York
December 23, 2016

HSBC FAMILY OF FUNDS       29

HSBC FAMILY OF FUNDS
Other Federal Income Tax Information—as of October 31, 2016 (Unaudited)

During the year ended October 31, 2016, the following Funds declared capital gain distributions:

	Short Term	Long Term
	Capital Gain	Capital Gain
	Distributions ($)	Distributions ($)
U.S. Government Money Market Fund	497	5,589
U.S. Treasury Money Market Fund	14,311	—

30       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of October 31, 2016 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare the cost with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016 through October 31, 2016.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

						Annualized
			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value	Account Value	During Period*	During Period
			5/1/16	10/31/16	5/1/16 - 10/31/16	5/1/16 - 10/31/16
U.S. Government Money
Market Fund	Class A Shares		$1,000.00	$1,000.10	$2.01	0.40%
	Class B Shares		1,000.00	1,000.00	2.01	0.40%
	Class D Shares		1,000.00	1,000.10	2.01	0.40%
	Class E Shares	**	1,000.00	1,001.10	0.18	0.06%
	Class I Shares		1,000.00	1,001.40	0.65	0.13%
	Intermediary
	Class Shares	**	1,000.00	1,001.10	0.55	0.18%
	Intermediary
	Service Class
	Shares	**	1,000.00	1,001.00	0.55	0.18%
	Class Y Shares		1,000.00	1,000.80	1.26	0.25%

U.S. Treasury Money
Market Fund	Class D Shares		1,000.00	1,000.00	1.56	0.31%
	Class E Shares	**	1,000.00	1,001.10	—	0.00%
	Class I Shares		1,000.00	1,000.80	0.70	0.14%
	Intermediary
	Class Shares	**	1,000.00	1,001.10	—	0.00%
	Intermediary
	Service Class
	Shares	**	1,000.00	1,001.00	0.61	0.20%
	Class Y Shares		1,000.00	1,000.30	1.26	0.25%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).
**	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 112/366 (to reflect the stub period July 12, 2016 to October 31, 2016).

HSBC FAMILY OF FUNDS       31

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of October 31, 2016 (Unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		5/1/16	10/31/16	5/1/16 - 10/31/16	5/1/16 - 10/31/16
U.S. Government Money
Market Fund	Class A Shares	$1,000.00	$1,023.13	$2.03	0.40%
	Class B Shares	1,000.00	1,023.13	2.03	0.40%
	Class D Shares	1,000.00	1,023.13	2.03	0.40%
	Class E Shares	1,000.00	1,024.83	0.31	0.06%
	Class I Shares	1,000.00	1,024.48	0.66	0.13%
	Intermediary
	Class Shares	1,000.00	1,024.23	0.92	0.18%
	Intermediary
	Service Class
	Shares	1,000.00	1,024.23	0.92	0.18%
	Class Y Shares	1,000.00	1,023.88	1.27	0.25%

U.S. Treasury Money
Market Fund	Class D Shares	1,000.00	1,023.58	1.58	0.31%
	Class E Shares	1,000.00	1,025.14	—	0.00%
	Class I Shares	1,000.00	1,024.43	0.71	0.14%
	Intermediary
	Class Shares	1,000.00	1,025.14	—	0.00%
	Intermediary
	Service Class
	Shares	1,000.00	1,024.13	1.02	0.20%
	Class Y Shares	1,000.00	1,023.88	1.27	0.25%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

32       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Board of Trustees and Officers (Unaudited)

MANAGEMENT OF THE TRUST

The following table contains information regarding the HSBC Family of Funds’ Board of Trustees (“Trustees”). The HSBC Family of Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (888) 525-5757.

Name, Address, Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex Overseen By Trustee*	Other Directorships Held by Trustee During Past 5 Years
NON-INTERESTED TRUSTEES

MARCIA L. BECK P.O. Box 182845 Columbus, OH 43218-3035 Age: 61	Trustee	Indefinite; 2008 to present	Private Investor (June 1999 – present); Executive Vice President, Prudential Investments (1997 – 1999); President and Trustee, The Goldman Sachs Mutual Funds (1992 – 1996)	21	None

SUSAN C. GAUSE P.O. Box 182845 Columbus, OH 43218-3035 Age: 64	Trustee	Indefinite; 2013 to present	Private Investor (2003 - present); Chief Executive Officer, Dresdner RCM Global Investors and Allianz Dresdner Asset Management (2000 – 2002); Board Member of Dresdner Global Asset Management Board (2000 – 2002); Chief Operating Officer and Senior Managing Director of Dresdner RCM Global Investors (1998 – 2000); Global Chief Financial Officer, Dresdner RCM Global Investors (1996-1998)	21	Met Investors Series Trust and Metropolitan Series Fund

SUSAN S. HUANG P.O. Box 182845 Columbus, OH 43218-3035 Age: 62	Trustee	Indefinite; 2008 to present	Private Investor (2000- present); Senior Vice President, Schroder Investment Management (2001 – 2004); Managing Director, Chase Asset Management (1995-2000)	21	None

THOMAS F. ROBARDS P.O. Box 182845 Columbus, OH 43218-3035 Age: 70	Chairman and Trustee	Indefinite; 2005 to present	Private Investor (2003-present); Partner, Robards & Co. LLC (investment and advisory services) (2005-present); Chief Financial Officer, American Museum of Natural History (2003- 2004); Chief Financial Officer, Datek Online Holdings (2000-2003); Previously EVP and CFO Republic New York Corporation (1976-2000)	21	Ellington Financial LLC (NYSE listed financial services); Ellington Residential Mortgage REIT (NYSE listed real estate investment trust); Overseas Shipholding Group (OSG) (NYSE listed company)

INTERESTED TRUSTEE

DEBORAH HAZELL 452 Fifth Avenue New York NY 10018 Age: 53	Trustee	Indefinite; 2011 to present	CEO, HSBC Global Asset Management (USA) Inc. (2011-present); President and CEO, Fisher Francis Trees & Watts (“FFTW”) (investment advisor) (2008-2011); Client Service, Business Development and Marketing Group, FFTW (1999-2008)	21	None
____________________

*       Includes all series of the HSBC Funds.

HSBC FAMILY OF FUNDS       33

HSBC FAMILY OF FUNDS
Board of Trustees and Officers (Unaudited) (continued)

Name, Address, Age	Position(s) Held Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS

RICHARD A. FABIETTI 452 Fifth Avenue New York, NY 10018 Age: 58	President	One year; 2004 to present	Senior Vice President, HSBC Global Asset Management (USA) Inc. (1998 - present)

JAMES D. LEVY 452 Fifth Avenue New York, NY 10018 Age: 53	Vice President	One year; 2014 to present	Vice President, Product Management, HSBC Global Asset Management (USA) Inc. (2014 – present); Vice President, Mutual Funds Product Development, GE Asset Management Inc. (2007 – 2014)

SCOTT RHODES* 3435 Stelzer Road Columbus, OH 43219-3035 Age: 57	Treasurer	One year; 2014 to present	Senior Vice President, Citi Fund Services (2010 - present)

IOANNIS TZOUGANATOS* 100 Summer Street, Suite 1500 Boston, MA 02110 Age: 40	Secretary	One Year; 2015 to present	Vice President, Regulatory Administration, Citi Fund Services (2008-present)

CHARLES BOOTH* 3435 Stelzer Road Columbus, OH 43219-3035 Age: 56	Chief Compliance Officer	One year; 2015 to present	Director and Compliance Officer, CCO Services, Citi Fund Services (1988 - present)
____________________

*	Mr. Rhodes, Mr. Tzouganatos, and Mr. Booth also are officers of other investment companies of which Citi (or an affiliate) is the administrator or sub-administrator.

34       HSBC FAMILY OF FUNDS

Other Information (Unaudited):

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Securities and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

Each Fund discloses on its website at www.investorfunds.us.hsbc.com, within five business days after the end of each month, a complete schedule of portfolio holdings and information regarding the weighted average maturity of the Fund. In addition, each Fund files with the Commission on Form N-MFP, within five business days after the end of each month, more detailed portfolio holdings information. The Funds’ Forms N-MFP are be available on the Commission’s website at http://www.sec.gov and the Funds’ website also contains a link to these filings.

An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HSBC FAMILY OF FUNDS       35

HSBC FAMILY OF FUNDS:

INVESTMENT ADVISER AND ADMINISTRATOR

HSBC Global Asset Management (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SHAREHOLDER SERVICING AGENTS

For HSBC Bank USA, N.A. and
HSBC Securities (USA) Inc. Clients:
HSBC Bank USA, N.A.
452 Fifth Avenue
New York, NY 10018
1-888-525-5757

For All Other Shareholders:

HSBC Funds
P.O. Box 8106
Boston, MA 02266-8106
1-800-782-8183

TRANSFER AGENT

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, MA 02169

DISTRIBUTOR

Foreside Distribution Services, L.P.
690 Taylor Road, Suite 150
Gahanna, Ohio 43230

Investment products:
ARE NOT A BANK DEPOSIT OR OBLIGATION OF THE BANK OR ANY OF ITS AFFILIATES	ARE NOT FDIC INSURED	ARE NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
ARE NOT GUARANTEED BY THE BANK OR ANY OF ITS AFFILIATES		MAY LOSE VALUE
CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

LEGAL COUNSEL

Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Investment products are offered by HSBC Securities (USA) Inc. (HSI), member NYSE/FINRA/SIPC. HSI is an affiliate of HSBC Bank USA, N.A. Investment products: Are not a deposit or other obligation of the bank or any of its affiliates; Not FDIC insured or insured by any federal government agency of the United States; Not guaranteed by the bank or any of its affiliates; and are subject to investment risk, including possible loss of principal invested.

Investors should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The prospectus contains this and other important information about the investment company. For clients of HSBC Securities (USA) Inc., please call 1-888-525-5757 for more information. For other investors and prospective investors, please call the Funds directly at 1-800-782-8183 or visit our website at www.investorfunds.us.hsbc.com. Investors should read the prospectus carefully before investing or sending money.

HSB-AR-MMF-1216	12/16

HSBC Global Asset Management (USA) Inc.

HSBC World Selection™ Funds
Annual Report
October 31, 2016

WORLD SELECTION FUNDS	Class A	Class B	Class C
Aggressive Strategy Fund	HAAGX	HBAGX	HCAGX
Balanced Strategy Fund	HAGRX	HSBGX	HCGRX
Moderate Strategy Fund	HSAMX	HSBMX	HSCMX
Conservative Strategy Fund	HACGX	HBCGX	HCCGX
Income Strategy Fund	HINAX	HINBX	HINCX

HSBC World Selection Funds
Annual Report - October 31, 2016

Glossary of Terms
Commentary From the Investment Manager	3
Portfolio Reviews	4
Portfolio Composition	14

Schedules of Portfolio Investments
Aggressive Strategy Fund	15
Balanced Strategy Fund	16
Moderate Strategy Fund	17
Conservative Strategy Fund	18
Income Strategy Fund	19
Statements of Assets and Liabilities	20
Statements of Operations	21
Statements of Changes in Net Assets	22
Financial Highlights	28
Notes to Financial Statements	33
Report of Independent Registered Public Accounting Firm	43
Other Federal Income Tax Information	44
Table of Shareholder Expenses	45

The World Selection Funds (the “Funds”) are “fund of funds” which aim to provide superior risk adjusted returns relative to a single asset class investment over the long term by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Funds may also purchase or hold exchange traded notes (“ETNs”). The Funds’ broadly diversified investment approach across various asset classes and investment styles aims to contribute to achieving their objectives. Each World Selection Fund has a strategic asset allocation which represents a carefully constructed blend of asset classes, regions and currencies to meet longer term investment goals.

Glossary of Terms

Bloomberg Barclays Emerging Markets USD Aggregate Index is a flagship hard currency Emerging Markets debt benchmark that includes fixed and floating-rate US dollar-denominated debt issued from sovereign, quasi-sovereign, and corporate EM issuers.

Bloomberg Barclays Euro Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, euro-denominated, fixed-rate bond market, including treasuries, government-related, corporate, and securitized issues.

Bloomberg Barclays Global Aggregate Index is a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

Bloomberg Barclays Global High Yield Index is a multi-currency flagship measure of the global high-yield debt market. The index represents the union of the U.S. High Yield, the Pan-European High Yield, and Emerging Markets (EM) Hard Currency High Yield Indices. The high yield and emerging markets sub-components are mutually exclusive.

Bloomberg Barclays U.S. Aggregate Bond Index is an index generally representative of investment-grade, USD-denominated, fixed-rate debt issues, taxable bond market, including Treasuries, government-related and corporate securities, asset-backed, mortgage-backed and commercial mortgage-backed securities, with maturities of at least one year.

Bloomberg Barclays U.S. Corporate High-Yield Index covers the USD-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes Emerging Markets debt.

BofA Merrill Lynch U.S. High Yield Master II Index is an index that tracks the performance of USD-denominated, below investment-grade corporate debt publicly issued in the U.S. domestic market.

Citigroup U.S. Domestic 3-Month Treasury Bill Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of three months.

Gross Domestic Product (“GDP”) is the value of goods and services produced in a given country in a given year.

MSCI All Country World Index (“MSCI ACWI Index”) is an equity index which captures the large- and mid-cap representation across 23 developed markets countries—Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland , the UK and the US—and 23 emerging markets countries—Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

MSCI Brazil Index measures the performance of the large- and mid-cap segments of the Brazilian market. With 60 constituents, the index covers about 85% of the Brazilian equity universe.

MSCI Europe Australasia and Far East (“MSCI EAFE”) Index is an equity index which captures the large- and mid-cap representation across developed markets countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK (excluding the US and Canada).

MSCI Emerging Markets (“MSCI EM”) Index is an index that captures the large- and mid-cap representation across 23 emerging markets countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

MSCI Golden Dragon Index captures the equity market performance of large- and mid-cap China securities (H shares, B shares, Red- Chips and P-Chips) and non-domestic China securities listed in Hong Kong and Taiwan.

MSCI World Index is part of a broad global equity benchmark that represents large- and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country and MSCI World benchmark does not offer exposure to emerging markets.

Standard & Poor’s 500 (“S&P 500”) Index is an index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities.

Securities indices are unmanaged and assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

2       HSBC FAMILY OF FUNDS

Commentary From the Investment Manager
HSBC Global Asset Management (USA) Inc.

Global Economic Review

The global economy remained resilient over the 12 month period from November 1, 2015, through October 31, 2016, even as a wide range of developments challenged its stability and exposed weaknesses.

Concern about slowing global economic growth was a central theme early in the period, as low commodity prices and weak economic data in major developed economies dragged on equity markets. Conditions improved in mid-February 2016, however, as oil prices rose and the Chinese economy showed signs of stabilization. Supportive monetary policies from the European Central Bank (ECB) and several other central banks also helped send stocks higher. The U.K.’s June Brexit referendum shocked global markets, but a swift recovery reversed losses in most markets before the end of the period.

In December 2015, the U.S. Federal Reserve raised its federal funds rate 25 basis points (0.25%) from a target range of 0.00% to 0.25% to a range of 0.25% to 0.50%. The Fed then adopted a more “dovish” outlook in 2016, softening its rate-hiking stance and postponing further rate increases.

U.S. gross domestic product growth (GDP1) slowed in the first three quarters of the period. Preliminary estimates point to more rapid but still modest growth in the third quarter of 2016. Economic data in the U.S. was mixed for much of the 12-month period, with positive signs of general health in the labor and housing markets.

European economies saw steady but slow growth. Quarterly GDP growth in the euro zone peaked at 0.5% during the period as improving labor markets, rising personal consumption and increasing manufacturing activity were offset by political uncertainty and weak global demand. The ECB maintained its accommodative monetary policy and implemented new stimulus measures that included broad interest rate cuts and incentives for banks to lend.

In the first few months of the period, Chinese industrial overcapacity drove down demand and prices for commodities, helping extend a multi-year slump in the asset class that began in 2014. Commodities-dependent countries such as Russia and Brazil were particularly vulnerable in this environment. However, this dynamic shifted early in 2016 as commodities began to recover and trended upwards for the remainder of the period.

The Bank of Japan shifted strategies in September after several years of quantitative easing, launching a new plan to maintain long-term interest rate targets. The new tactic was preceded one month earlier by President Shinzo Abe’s announcement of new stimulus measures valued at $276 billion.

Rising prices for oil and other commodities, such as iron ore, provided a boost to many emerging economies in early 2016, including Russia and Brazil. Yet the Russian economy continued to experience meager growth in the wake of heightened Western sanctions. Meanwhile, the Brazilian economy struggled with a recession and ongoing political turmoil and the impeachment trial of President Dilma Rousseff. Brazilian equities still managed to post strong gains in the final months of the period as Rousseff’s successor, Michel Temer, introduced a market-friendly economic program.

Global inflation remained low during the period. A strong U.S. dollar encouraged U.S. imports and discouraged exports. The strong dollar also created a challenging environment for countries that hold high levels of debt denominated in the U.S. dollar, such as Mexico and Turkey.

Market Review

Global equity delivered mixed results for the period. Stocks lost ground twice early in the period: once during the first four months of the period and then again after the June Brexit vote. Equity markets rebounded after both market corrections, and by early September, some major equity indexes were hitting 52-week highs.

Emerging market equities outperformed developed market equities in three of the four quarters during the period and for the period overall. The strong performance for these stocks was fueled by rising commodity prices, accommodative monetary policy, and a return to risk-on sentiment among investors attracted by long-term growth prospects and attractive valuations. The MSCI Emerging Market Index1 returned 9.27% over the period while the MSCI EAFE Index1 of international stocks in developed markets returned -3.23% and the MSCI World Index1 returned 1.18%.

Brazilian stocks soared during the period, with the MSCI Brazil Index1 gaining more than 71.23% on that nation’s new economic plan. Asian emerging market gains were less dramatic, with the MSCI Golden Dragon Index1 of large- and mid-cap securities in China, Hong Kong, and Taiwan climbing 6.96%.

U.S. equities posted modest gains during the period; the S&P 500 Index1 of large-company stocks returned 4.51%. U.S. economic fundamentals generally improved throughout the period.

Japanese stocks declined during the first half of the period and plummeted after the June Brexit vote, only to rebound strongly enough to end the period with a modest gain. European stocks lost ground overall during the period.

The low-rate environment supported prices on U.S. government and corporate issues for much of the 12-month period. Rates on U.S. Treasuries rose modestly from early July 2016 through the end of the period in response to improving economic data and increasingly hawkish commentary from the Fed.

The Bloomberg Barclays U.S. Aggregate Bond Index1, which tracks the broad U.S. investment-grade fixed income market, returned 4.37% for the 12-month period through October 31, 2016. Meanwhile the Bloomberg Barclays U.S. Corporate High-Yield Index1 gained 10.14% during the same time.

Global fixed income markets posted significant gains during the period as well. The Bloomberg Barclays Global Aggregate Index1 gained 6.44% for the 12-month period through October 31, 2016, while the Bloomberg Barclays Global High Yield Index1 gained 9.83%.

Fixed income markets in Europe posted modest gains for the period. Increased monetary stimulus from the ECB supported demand for high-yield bonds, helping fixed income markets stabilize in the aftermath of the Brexit vote. The Bloomberg Barclays Euro Aggregate Bond Index1 returned 3.72%.

Emerging markets debt rallied during the period as investors became increasingly tolerant of risk in search of yield and returns. The Bloomberg Barclays Emerging Markets USD Aggregate Index1 returned 10.23% during the 12-month period.

1      For additional information, please refer to the Glossary of Terms.

HSBC FAMILY OF FUNDS       3

Portfolio Reviews (Unaudited)
Aggressive Strategy Fund
(Class A Shares, Class B Shares and Class C Shares)

by Rayman Bovell, CFA, Senior Vice President and Head of Wealth Portfolio Management

The Aggressive Strategy Fund (the “Fund”) is a “fund of funds” which seeks long-term growth of capital by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”) and mutual funds and exchange traded fund (“ETFs”) managed by investment advisers that are not associated with the Adviser (collectively, “Underlying Funds”). The Fund may invest in both actively-managed and passively-managed Underlying Funds to implement the Adviser’s investment views.

Investment Concerns

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

High Yield Risk: High yield, lower rated securities are considered speculative investments, involve greater price volatility and present greater risk than higher rated fixed income securities. At times, due to market conditions, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price. Prices of fixed income securities are generally inversely correlated to interest rates. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. These risks may increase the Fund’s share price volatility.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Fluctuations in interest rates may affect the yield, liquidity and value of investments in income producing or debt instruments. Generally, if interest rates rise, the value of such investments will fall. The risks associated with rising interest rates are heightened given that interest rates are near historic lows, but are expected to increase in the future, with unpredictable effects on the markets and the Fund’s investments. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.

REIT Risk: Investments in the Funds are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 1.11% (without sales charge) for the Class A Shares for the year ended October 31, 2016. That compared to a 4.51% total return for the Fund’s primary benchmark, the S&P 500 Index1.

The Fund measured performance against several additional reference indices for the year ended October 31, 2016: the MSCI ACWI Index1 (2.64% total return), the MSCI EAFE Index1 (-2.74% total return), Bloomberg Barclays U.S. Aggregate Bond Index1 (4.37% total return), BofA Merrill Lynch U.S. High Yield Master II Index1 (10.16% total return) and Citigroup U.S. Domestic 3-Month Treasury Bill Index1 (0.22% total return).

Portfolio Performance

Global equity markets were volatile for much of the period under review. In the first several months of the period through March 2016, stocks lagged amid concerns over the health of the global economy, slumping commodity prices and geopolitical issues such as the March terrorist attack in Brussels. As the period wore on, those concerns were largely tempered by improving economic conditions, stabilizing prices for commodities such as oil, and supportive monetary policies.

Although U.S. equity markets dropped sharply at the beginning of 2016, U.S. economic fundamentals exhibited substantial improvement as the period progressed. Manufacturing activity rebounded between May and October, and the U.S. job market continued to strengthen during the period, suggesting that the economy continues to improve. Investment-grade government and corporate bonds as well as high-yield bonds performed relatively well during the 12-months through October. In the first three months of 2016, many areas of the global bond market—from sovereign debt to investment-grade corporate bonds—benefited from central bank stimulus measures around the world. Interest rates remained low during the period as the U.S. Federal Reserve (the Fed) opted to keep key short-term interest rates unchanged following its late-2015 rate hike. The low-rate environment helped support prices on U.S. Treasury and corporate issues for much of the 12-month period. Rates rose modestly toward the end of the period in response to firming economic data and increasingly hawkish commentary from the Fed.

The Fund benefited from its bias toward U.S. stocks, which outperformed international stocks for the 12-month period. However, as the fund is a multi-asset portfolio and includes many asset classes to achieve its risk/ return profile, the Fund did not capture the full benefit from the strong domestic equity market, and so underperformed its primary benchmark, the S&P 500 Index.†

We continue to expect stable but sluggish global economic growth. Economic indicators suggest that a lower-growth environment is likely to continue in the U.S. Moreover, while it appears likely that the Fed may raise interest rates in December 2016, we believe policymakers will remain cautious and gradually increase rates over time. In this environment, we maintain a preference for equities over cash or developed market government bonds, as we see better risk-adjusted returns over the long term. We continue to expect episodic volatility from time to time, and therefore we believe a broad, multi-asset approach is appropriate.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

4       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
Aggressive Strategy Fund

The chart above represent a historical 10-year performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual			Expense
Fund Performance		Total Return (%)			Ratio (%)[4]
	Inception	1	5	10
As of October 31, 2016	Date	Year	Year	Year	Gross	Net
Aggressive Strategy Fund Class A1	2/14/05	-3.92	5.78	3.08	1.79	1.79
Aggressive Strategy Fund Class B2	2/9/05	-3.69	6.05	3.14	2.54	2.54
Aggressive Strategy Fund Class C3	6/9/05	-0.66	6.05	3.24	2.54	2.54
S&P 500 Index[5]	—	4.51	13.57	6.70	N/A	N/A
MSCI ACWI Index[5]	—	2.64	8.62	4.34	N/A	N/A
MSCI EAFE Index[5]	—	-2.74	5.48	1.70	N/A	N/A
Bloomberg Barclays U.S. Aggregate Bond Index[5]	—	4.37	2.90	4.64	N/A	N/A
BofA Merrill Lynch U.S. High Yield Master II Index[5]	—	10.16	7.07	7.46	N/A	N/A
Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.22	0.08	0.80	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by series of HSBC Portfolios (the “Portfolios”), in which the Fund had invested, in respect of one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolios not received the payments.

1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	Reflects the expense ratios as reported in the prospectus dated February 28, 2016. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2016 expense ratios can be found in the financial highlights. Expenses of the Underlying Funds are reflected in realized and unrealized gain (loss) on investments in the accompanying Statement of Operations, and are not included in the expense ratios shown in the accompanying Financial Highlights.
5	For additional information, please refer to the Glossary of Terms.

The Fund’s performance is primarily measured against the S&P 500 Index, an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities, it is also an ideal proxy for the total market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       5

Portfolio Reviews (Unaudited)
Balanced Strategy Fund
(Class A Shares, Class B Shares and Class C Shares)

by Rayman Bovell, CFA, Senior Vice President and Head of Wealth Portfolio Management

The Balanced Strategy Fund (the “Fund”) is a “fund of funds” which seeks long-term growth of capital by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”) and mutual funds and exchange traded fund (“ETFs”) managed by investment advisers that are not associated with the Adviser (collectively, “Underlying Funds”). The Fund may invest in both actively-managed and passively-managed Underlying Funds to implement the Adviser’s investment views.

Investment Concerns

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

High Yield Risk: High yield, lower rated securities are considered speculative investments, involve greater price volatility and present greater risk than higher rated fixed income securities. At times, due to market conditions, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price. Prices of fixed income securities are generally inversely correlated to interest rates. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. These risks may increase the Fund’s share price volatility.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Fluctuations in interest rates may affect the yield, liquidity and value of investments in income producing or debt instruments. Generally, if interest rates rise, the value of such investments will fall. The risks associated with rising interest rates are heightened given that interest rates are near historic lows, but are expected to increase in the future, with unpredictable effects on the markets and the Fund’s investments. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.

REIT Risk: Investments in the Funds are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 2.25% (without sales charge) for the Class A Shares for the year ended October 31, 2016. That compared to a 4.51% total return for the Fund’s primary benchmark, the S&P 500 Index1.

The Fund measured performance against several additional reference indices for the year ended October 31, 2016: the MSCI ACWI Index1 (2.64% total return), the MSCI EAFE Index1 (-2.74% total return), Bloomberg Barclays U.S. Aggregate Bond Index1 (4.37%, total return), BofA Merrill Lynch U.S. High Yield Master II Index1 (10.16% total return) and Citigroup U.S. Domestic 3-Month Treasury Bill Index1 (0.22% total return).

Portfolio Performance

Global equity markets were volatile for much of the period under review. In the first several months of the period through March 2016, stocks lagged amid concerns over the health of the global economy, slumping commodity prices and geopolitical issues such as the March terrorist attack in Brussels. As the period wore on, those concerns were largely tempered by improving economic conditions, stabilizing prices for commodities such as oil, and supportive monetary policies.

Although U.S. equity markets dropped sharply at the beginning of 2016, U.S. economic fundamentals exhibited substantial improvement as the period progressed. Manufacturing activity rebounded between May and October, and the U.S. job market continued to strengthen during the period, suggesting that the economy continues to improve. Investment-grade government and corporate bonds as well as high-yield bonds performed relatively well during the 12-months through October. In the first three months of 2016, many areas of the global bond market—from sovereign debt to investment-grade corporate bonds—benefited from central bank stimulus measures around the world. Interest rates remained low during the period as the U.S. Federal Reserve (the Fed) opted to keep key short-term interest rates unchanged following its late-2015 rate hike. The low-rate environment helped support prices on U.S. Treasury and corporate issues for much of the 12-month period. Rates rose modestly toward the end of the period in response to firming economic data and increasingly hawkish commentary from the Fed.

The Fund benefited from its bias toward U.S. stocks, which outperformed international stocks for the 12-month period. However, as the fund is a multi-asset portfolio and includes many asset classes to achieve its risk/ return profile, the Fund did not capture the full benefit from the strong domestic equity market, and so underperformed its primary benchmark, the S&P 500 Index.†

We continue to expect stable but sluggish global economic growth. Economic indicators suggest that a lower-growth environment is likely to continue in the U.S. Moreover, while it appears likely that the Fed may raise interest rates in December 2016, we believe policymakers will remain cautious and gradually increase rates over time. In this environment, we maintain a preference for equities over cash or developed market government bonds, as we see better risk-adjusted returns over the long term. We continue to expect episodic volatility from time to time, and therefore we believe a broad, multi-asset approach is appropriate.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

6       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
Balanced Strategy Fund

The chart above represent a historical 10-year performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual			Expense
Fund Performance		Total Return (%)			Ratio (%)[4]
	Inception	1	5	10
As of October 31, 2016	Date	Year	Year	Year	Gross	Net
Balanced Strategy Fund Class A1	2/8/05	-2.88	4.85	3.26	1.47	1.47
Balanced Strategy Fund Class B2	2/1/05	-2.44	5.15	3.32	2.22	2.22
Balanced Strategy Fund Class C3	4/27/05	0.54	5.16	3.40	2.22	2.22
S&P 500 Index[5]	—	4.51	13.57	6.70	N/A	N/A
MSCI ACWI Index[5]	—	2.64	8.62	4.34	N/A	N/A
MSCI EAFE Index[5]	—	-2.74	5.48	1.70	N/A	N/A
Bloomberg Barclays U.S. Aggregate Bond Index[5]	—	4.37	2.90	4.64	N/A	N/A
BofA Merrill Lynch U.S. High Yield Master II Index[5]	—	10.16	7.07	7.46	N/A	N/A
Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.22	0.08	0.80	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by series of HSBC Portfolios (the “Portfolios”), in which the Fund had invested, in respect of one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolios not received the payments.

1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	Reflects the expense ratios as reported in the prospectus dated February 28, 2016. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2016 expense ratios can be found in the financial highlights. Expenses of the Underlying Funds are reflected in realized and unrealized gain (loss) on investments in the accompanying Statement of Operations, and are not included in the expense ratios shown in the accompanying Financial Highlights.
5	For additional information, please refer to the Glossary of Terms.

The Fund’s performance is primarily measured against the S&P 500 Index, an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities, it is also an ideal proxy for the total market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       7

Portfolio Reviews (Unaudited)
Moderate Strategy Fund
(Class A Shares, Class B Shares and Class C Shares)

by Rayman Bovell, CFA, Senior Vice President and Head of Wealth Portfolio Management

The Moderate Strategy Fund (the “Fund”) is a “fund of funds” which seeks high total return consisting of long-term growth of capital and current income by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”) and mutual funds and exchange traded fund (“ETFs”) managed by investment advisers that are not associated with the Adviser (collectively, “Underlying Funds”). The Fund may invest in both actively-managed and passively-managed Underlying Funds to implement the Adviser’s investment views.

Investment Concerns

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

High Yield Risk: High yield, lower rated securities are considered speculative investments, involve greater price volatility and present greater risk than higher rated fixed income securities. At times, due to market conditions, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price. Prices of fixed income securities are generally inversely correlated to interest rates. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. These risks may increase the Fund’s share price volatility.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Fluctuations in interest rates may affect the yield, liquidity and value of investments in income producing or debt instruments. Generally, if interest rates rise, the value of such investments will fall. The risks associated with rising interest rates are heightened given that interest rates are near historic lows, but are expected to increase in the future, with unpredictable effects on the markets and the Fund’s investments. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.

REIT Risk: Investments in the Funds are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 2.90% (without sales charge) for the Class A Shares for the year ended October 31, 2016. That compared to a 4.37% total return for the Fund’s primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1.

The Fund measured performance against several additional reference indices for the year ended October 31, 2016: the S&P 500 Index1 (4.51% total return), the MSCI ACWI Index1 (2.64% total return), MSCI EAFE Index1 (-2.74% total return), BofA Merrill Lynch U.S. High Yield Master II Index1 (10.16% total return) and Citigroup U.S. Domestic 3-Month Treasury Bill Index1 (0.22% total return).

Portfolio Performance

Global equity markets were volatile for much of the period under review. In the first several months of the period through March 2016, stocks lagged amid concerns over the health of the global economy, slumping commodity prices and geopolitical issues such as the March terrorist attack in Brussels. As the period wore on, those concerns were largely tempered by improving economic conditions, stabilizing prices for commodities such as oil, and supportive monetary policies.

Although U.S. equity markets dropped sharply at the beginning of 2016, U.S. economic fundamentals exhibited substantial improvement as the period progressed. Manufacturing activity rebounded between May and October, and the U.S. job market continued to strengthen during the period, suggesting that the economy continues to improve. Investment-grade government and corporate bonds as well as high-yield bonds performed relatively well during the 12-months through October. In the first three months of 2016, many areas of the global bond market—from sovereign debt to investment-grade corporate bonds—benefited from central bank stimulus measures around the world. Interest rates remained low during the period as the U.S. Federal Reserve (the Fed) opted to keep key short-term interest rates unchanged following its late-2015 rate hike. The low-rate environment helped support prices on U.S. Treasury and corporate issues for much of the 12-month period. Rates rose modestly toward the end of the period in response to firming economic data and increasingly hawkish commentary from the Fed.

The Fund benefited from its bias toward U.S. high yield and emerging market local debt for the 12-month period. However, as the fund is a multi-asset portfolio and includes many asset classes to achieve its risk/return profile, the Fund did not capture the full benefit from the strong domestic fixed income market, and so underperformed its primary benchmark, the Bloomberg Barclay U.S. Aggregate Bond Index.†

We continue to expect stable but sluggish global economic growth. Economic indicators suggest that a lower-growth environment is likely to continue in the U.S. Moreover, while it appears likely that the Fed may raise interest rates in December 2016, we believe policymakers will remain cautious and gradually increase rates over time. In this environment, we maintain a preference for equities over cash or developed market government bonds, as we see better risk-adjusted returns over the long term. We continue to expect episodic volatility from time to time, and therefore we believe a broad, multi-asset approach is appropriate.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

8       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
Moderate Strategy Fund

The chart above represent a historical 10-year performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual			Expense
Fund Performance		Total Return (%)			Ratio (%)[4]
	Inception	1	5	10
As of October 31, 2016	Date	Year	Year	Year	Gross	Net
Moderate Strategy Fund Class A1	2/3/05	-2.21	3.95	3.18	1.49	1.49
Moderate Strategy Fund Class B2	2/1/05	-1.83	4.24	3.26	2.24	2.24
Moderate Strategy Fund Class C3	6/9/05	1.22	4.25	3.33	2.24	2.24
Bloomberg Barclays U.S. Aggregate Bond Index[5]	—	4.37	2.90	4.64	N/A	N/A
S&P 500 Index[5]	—	4.51	13.57	6.70	N/A	N/A
MSCI ACWI Index[5]	—	2.64	8.62	4.34	N/A	N/A
MSCI EAFE Index[5]	—	-2.74	5.48	1.70	N/A	N/A
BofA Merrill Lynch U.S. High Yield Master II Index[5]	—	10.16	7.07	7.46	N/A	N/A
Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.22	0.08	0.80	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by series of HSBC Portfolios (the “Portfolios”), in which the Fund had invested, in respect of one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolios not received the payments.

1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	Reflects the expense ratios as reported in the prospectus dated February 28, 2016. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2016 expense ratios can be found in the financial highlights. Expenses of the Underlying Funds are reflected in realized and unrealized gain (loss) on investments in the accompanying Statement of Operations, and are not included in the expense ratios shown in the accompanying Financial Highlights.
5	For additional information, please refer to the Glossary of Terms.

The Fund’s performance is primarily measured against the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index generally representative of investment-grade, USD-denominated, fixed-rate debt issues, taxable bond market, including Treasuries, government-related and corporate securities, asset-backed, mortgage-backed and commercial mortgage-backed securities, with maturities of at least one year. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       9

Portfolio Reviews (Unaudited)
Conservative Strategy Fund
(Class A Shares, Class B Shares and Class C Shares)

by Rayman Bovell, CFA, Senior Vice President and Head of Wealth Portfolio Management

The Conservative Strategy Fund (the “Fund”) is a “fund of funds” which seeks high total return consisting of long-term growth of capital and current income by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”) and mutual funds and exchange traded fund (“ETFs”) managed by investment advisers that are not associated with the Adviser (collectively, “Underlying Funds”). The Fund may invest in both actively-managed and passively-managed Underlying Funds to implement the Adviser’s investment views.

Investment Concerns

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

High Yield Risk: High yield, lower rated securities are considered speculative investments, involve greater price volatility and present greater risk than higher rated fixed income securities. At times, due to market conditions, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price. Prices of fixed income securities are generally inversely correlated to interest rates. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. These risks may increase the Fund’s share price volatility.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Fluctuations in interest rates may affect the yield, liquidity and value of investments in income producing or debt instruments. Generally, if interest rates rise, the value of such investments will fall. The risks associated with rising interest rates are heightened given that interest rates are near historic lows, but are expected to increase in the future, with unpredictable effects on the markets and the Fund’s investments. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.

REIT Risk: Investments in the Funds are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 2.88% (without sales charge) for the Class A Shares for the year ended October 31, 2016. That compared to a 4.37% total return for the Fund’s primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1.

The Fund measured performance against several additional reference indices for the year ended October 31, 2016: the S&P 500 Index1 (4.51% total return), the MSCI ACWI Index1 (2.64% total return), MSCI EAFE Index1 (-2.74% total return), BofA Merrill Lynch U.S. High Yield Master II Index1 (10.16% total return) and Citigroup U.S. Domestic 3-Month Treasury Bill Index1 (0.22% total return).

Portfolio Performance

Global equity markets were volatile for much of the period under review. In the first several months of the period through March 2016, stocks lagged amid concerns over the health of the global economy, slumping commodity prices and geopolitical issues such as the March terrorist attack in Brussels. As the period wore on, those concerns were largely tempered by improving economic conditions, stabilizing prices for commodities such as oil, and supportive monetary policies.

Although U.S. equity markets dropped sharply in early 2016, U.S. economic fundamentals exhibited substantial improvement as the period progressed. Manufacturing activity rebounded between May and October, and the U.S. job market continued to strengthen during the period suggesting that the economy continues to improve. Investment-grade government and corporate bonds as well as high-yield bonds performed relatively well during the 12-months through October. During the first three months of 2016, many areas of the global bond market—from sovereign debt to investment-grade corporate bonds—benefited from central bank stimulus measures around the world. Interest rates remained low during the period as the U.S. Federal Reserve (the Fed) opted to keep key short-term interest rates unchanged following its late-2015 rate hike. The low-rate environment helped support prices on U.S. Treasury and corporate issues for much of the 12-month period. Rates rose modestly toward the end of the period in response to firming economic data and increasingly hawkish commentary from the Fed.

The Fund benefited from its bias toward U.S. high yield and emerging market local debt for the 12-month period. However, as the fund is a multi-asset portfolio and includes many asset classes to achieve its risk/return profile, the Fund did not capture the full benefit from the strong domestic fixed income market, and so underperformed its primary benchmark, the Bloomberg Barclay U.S. Aggregate Bond Index.†

We continue to expect stable but sluggish global economic growth. Economic indicators suggest that a lower-growth environment is likely to continue in the U.S. Moreover, while it appears likely that the Fed may raise interest rates in December 2016, we believe policymakers will remain cautious and gradually increase rates over time. In this environment, we maintain a preference for equities over cash or developed market government bonds, as we see better risk-adjusted returns over the long term. We continue to expect episodic volatility from time to time, and therefore we believe a broad, multi-asset approach is appropriate.†

†      Portfolio composition is subject to change.
1      For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

10       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
Conservative Strategy Fund

The chart above represent a historical 10-year performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual			Expense
Fund Performance		Total Return (%)			Ratio (%)[4]
	Inception	1	5	10
As of October 31, 2016	Date	Year	Year	Year	Gross	Net
Conservative Strategy Fund Class A1	2/23/05	-2.29	2.90	2.92	1.73	1.73
Conservative Strategy Fund Class B2	2/17/05	-1.94	3.21	2.99	2.48	2.48
Conservative Strategy Fund Class C3	4/19/05	1.07	3.22	3.11	2.48	2.48
Bloomberg Barclays U.S. Aggregate Bond Index[5]	—	4.37	2.90	4.64	N/A	N/A
S&P 500 Index[5]	—	4.51	13.57	6.70	N/A	N/A
MSCI ACWI Index[5]	—	2.64	8.62	4.34	N/A	N/A
MSCI EAFE Index[5]	—	-2.74	5.48	1.70	N/A	N/A
BofA Merrill Lynch U.S. High Yield Master II Index[5]	—	10.16	7.07	7.46	N/A	N/A
Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.22	0.08	0.80	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by series of HSBC Portfolios (the “Portfolios”), in which the Fund had invested, in respect of one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolios not received the payments.

1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	Reflects the expense ratios as reported in the prospectus dated February 28, 2016. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2016 expense ratios can be found in the financial highlights. Expenses of the Underlying Funds are reflected in realized and unrealized gain (loss) on investments in the accompanying Statement of Operations, and are not included in the expense ratios shown in the accompanying Financial Highlights.
5	For additional information, please refer to the Glossary of Terms.

The Fund’s performance is primarily measured against the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index generally representative of investment-grade, USD-denominated, fixed-rate debt issues, taxable bond market, including Treasuries, government-related and corporate securities, asset-backed, mortgage-backed and commercial mortgage-backed securities, with maturities of at least one year. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       11

Portfolio Reviews (Unaudited)
Income Strategy Fund
(Class A Shares, Class B Shares and Class C Shares)

by Rayman Bovell, CFA, Senior Vice President and Head of Wealth Portfolio Management

The Income Strategy Fund (the “Fund”) is a “fund of funds” which primarily seeks current income and secondarily seeks to provide long-term growth of capital by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”) and mutual funds and exchange traded fund (“ETFs”) managed by investment advisers that are not associated with the Adviser (collectively, “Underlying Funds”). The Fund may invest in both actively-managed and passively-managed Underlying Funds to implement the Adviser’s investment views.

Investment Concerns

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

High Yield Risk: High yield, lower rated securities are considered speculative investments, involve greater price volatility and present greater risk than higher rated fixed income securities. At times, due to market conditions, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price. Prices of fixed income securities are generally inversely correlated to interest rates. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. These risks may increase the Fund’s share price volatility.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Fluctuations in interest rates may affect the yield, liquidity and value of investments in income producing or debt instruments. Generally, if interest rates rise, the value of such investments will fall. The risks associated with rising interest rates are heightened given that interest rates are near historic lows, but are expected to increase in the future, with unpredictable effects on the markets and the Fund’s investments. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.

REIT Risk: Investments in the Funds are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 2.75% (without sales charge) for the Class A Shares for the year ended October 31, 2016. That compared to a 4.37% total return for the Fund’s primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1.

The Fund measured performance against several additional reference indices for the year ended October 31, 2016: the S&P 500 Index1 (4.51% total return), the MSCI ACWI Index1 (2.64% total return), MSCI EAFE index (-2.74% total return), BofA Merrill Lynch U.S. High Yield Master II Index1 (10.16% total return) and Citigroup U.S. Domestic 3-Month Treasury Bill Index1 (0.22% total return).

Portfolio Performance

Global equity markets were volatile for much of the period under review. In the first several months of the period through March 2016, stocks lagged amid concerns over the health of the global economy, slumping commodity prices and geopolitical issues such as the March terrorist attack in Brussels. As the period wore on, those concerns were largely tempered by improving economic conditions, stabilizing prices for commodities such as oil, and supportive monetary policies.

Although U.S. equity markets dropped sharply in early 2016, U.S. economic fundamentals exhibited substantial improvement as the period progressed. Manufacturing activity rebounded between May and October, and the U.S. job market continued to strengthen during the period suggesting that the economy continues to improve. Investment-grade government and corporate bonds as well as high-yield bonds performed relatively well during the 12-months through October. During the first three months of 2016, many areas of the global bond market—from sovereign debt to investment-grade corporate bonds—benefited from central bank stimulus measures around the world. Interest rates remained low during the period as the U.S. Federal Reserve (the Fed) opted to keep key short-term interest rates unchanged following its late-2015 rate hike. The low-rate environment helped support prices on U.S. Treasury and corporate issues for much of the 12-month period. Rates rose modestly toward the end of the period in response to firming economic data and increasingly hawkish commentary from the Fed.

The Fund benefited from its bias toward U.S. high yield and emerging market local debt for the 12-month period. However, as the fund is a multi-asset portfolio and includes many asset classes to achieve its risk/return profile, the Fund did not capture the full benefit from the strong domestic fixed income market, and so underperformed its primary benchmark, the Bloomberg Barclay U.S. Aggregate Bond Index.†

We continue to expect stable but sluggish global economic growth. Economic indicators suggest that a lower-growth environment is likely to continue in the U.S. Moreover, while it appears likely that the Fed may raise interest rates in December 2016, we believe policymakers will remain cautious and gradually increase rates over time. In this environment, we maintain a preference for equities over cash or developed market government bonds, as we see better risk-adjusted returns over the long-term. We continue to expect episodic volatility from time to time, and therefore we believe a broad, multi-asset approach is appropriate.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

12       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
Income Strategy Fund

The chart above represent a historical since inception performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual			Expense
Fund Performance		Total Return (%)			Ratio (%)[4]
	Inception	1	Since
As of October 31, 2016	Date	Year	Inception		Gross	Net
Income Strategy Fund Class A1	3/20/12	-2.14	1.83		10.29	1.77
Income Strategy Fund Class B2	3/20/12	-2.01	2.14		11.04	2.52
Income Strategy Fund Class C3	3/20/12	0.90	2.12		11.04	2.52
Bloomberg Barclays U.S. Aggregate Bond Index[5]	—	4.37	2.99		N/A	N/A
S&P 500 Index[5]	—	4.51	11.73	[6]	N/A	N/A
MSCI ACWI Index[5]	—	2.64	7.49	[6]	N/A	N/A
MSCI EAFE Index[5]	—	-2.74	4.75	[6]	N/A	N/A
BofA Merrill Lynch U.S. High Yield Master II Index[5]	—	10.16	6.48	[6]	N/A	N/A
Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.22	0.08	[6]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2017.

1	Reflects the maximum sales charge of 4.75%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	Reflects the expense ratios as reported in the prospectus dated February 28, 2016. The Adviser has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies other than the HSBC Opportunity Portfolio) to an annual rate of 1.50%, 2.25% and 2.25% for Class A Shares, Class B Shares and Class C Shares, respectively. The expense limitation shall be in effect until March 1, 2017. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2016 expense ratios can be found in the financial highlights. Expenses of the Underlying Funds are reflected in realized and unrealized gain (loss) on investments in the accompanying Statement of Operations, and are not included in the expense ratios shown in the accompanying Financial Highlights.
5	For additional information, please refer to the Glossary of Terms.
6	Return for the period March 20, 2012 to October 31, 2016.

The Fund’s performance is primarily measured against the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index generally representative of investment-grade, USD-denominated, fixed-rate debt issues, taxable bond market, including Treasuries, government-related and corporate securities, asset-backed, mortgage-backed and commercial mortgage-backed securities, with maturities of at least one year. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       13

Portfolio Reviews
Portfolio Composition*
October 31, 2016 (Unaudited)

HSBC Aggressive Strategy Fund
Percentage of
Investment Allocation	Investments at Value (%)
Global Equity	87.7
Fixed Income	6.7
Alternatives	4.6
Cash	1.0
Total	100.0

HSBC Balanced Strategy Fund
Percentage of
Investment Allocation	Investments at Value (%)
Global Equity	71.9
Fixed Income	22.1
Alternatives	4.6
Cash	1.4
Total	100.0

HSBC Moderate Strategy Fund
Percentage of
Investment Allocation	Investments at Value (%)
Global Equity	48.5
Fixed Income	45.8
Alternatives	4.7
Cash	1.0
Total	100.0

HSBC Conservative Strategy Fund
Percentage of
Investment Allocation	Investments at Value (%)
Fixed Income	71.6
Global Equity	22.7
Alternatives	4.7
Cash	1.0
Total	100.0

HSBC Income Strategy Fund
Percentage of
Investment Allocation	Investments at Value (%)
Fixed Income	80.0
Global Equity	17.6
Alternatives	2.0
Cash	0.4
Total	100.0
____________________

*       Portfolio composition is subject to change.

14       HSBC FAMILY OF FUNDS

HSBC AGGRESSIVE STRATEGY FUND
Schedule of Portfolio Investments—as of October 31, 2016

Affiliated Investment Companies—4.5%

	Shares	Value ($)
HSBC Emerging Markets Debt Fund,
Class I Shares (Fixed Income)	13,452	137,746
HSBC Emerging Markets Local Debt
Fund, Class I Shares (Fixed Income)	50,122	363,886
HSBC U.S. Government Money
Market Fund, Class I Shares,
0.28%(a) (Cash)	105,919	105,919
TOTAL AFFILIATED INVESTMENT
COMPANIES (COST $596,201)		607,551

Unaffiliated Investment Companies—33.2%

Columbia High Yield Bond Fund,
Class Z Shares (Fixed Income)	140,676	409,367
Northern Institutional Government
Assets Portfolio, Institutional
Shares, 0.08%(a) (Cash)	23,800	23,800
Vanguard 500 Index Fund,
Admiral Shares Global Equity	20,520	4,033,245
TOTAL UNAFFILIATED INVESTMENT
COMPANIES (COST $4,136,884)		4,466,412

Exchange Traded Funds—62.4%

iShares Core MSCI EAFE ETF
(Global Equity)	45,425	2,445,682
iShares Core MSCI Emerging
Markets ETF (Global Equity)	19,700	889,258
iShares Currency Hedged
MSCI EAFE ETF (Global Equity)	55,605	1,391,237
PowerShares FTSE RAFI Developed
Markets ex-U.S. Portfolio
(Global Equity)	26,501	971,527
PowerShares FTSE RAFI U.S.
1000 Portfolio (Global Equity)	22,599	2,073,684
SPDR Dow Jones Global Real
Estate ETF (Alternatives)	13,283	621,246
TOTAL EXCHANGE TRADED
FUNDS (COST $8,564,256)		8,392,634
TOTAL INVESTMENT
SECURITIES - 100.1%
(COST $13,297,341)		13,466,597
Other Assets (Liabilities)—(0.1)%		(13,316)
NET ASSETS—100%		$13,453,281
____________________

(a) The rate represents the annualized one-day yield that was in effect on October 31, 2016.
ETF – Exchange-Traded Fund
SPDR – Standard & Poor’s Depositary Receipt

See notes to financial statements.	HSBC FAMILY OF FUNDS 15

HSBC BALANCED STRATEGY FUND
Schedule of Portfolio Investments—as of October 31, 2016

Affiliated Investment Companies—11.0%

	Shares	Value ($)
HSBC Emerging Markets Debt Fund,
Class I Shares (Fixed Income)	153,575	1,572,609
HSBC Emerging Markets Local Debt
Fund, Class I Shares (Fixed Income)	241,981	1,756,782
HSBC U.S. Government Money Market
Fund, Class I Shares, 0.28%(a)
(Cash)	470,756	470,756
TOTAL AFFILIATED INVESTMENT
COMPANIES (COST $3,907,024)		3,800,147

Unaffiliated Investment Companies—36.0%

Columbia High Yield Bond Fund,
Class Z Shares (Fixed Income)	1,295,493	3,769,879
Vanguard 500 Index Fund,
Admiral Shares (Global Equity)	44,158	8,679,319
TOTAL UNAFFILIATED INVESTMENT
COMPANIES (COST $11,821,229)		12,449,198

Exchange Traded Funds—53.2%

iShares Core MSCI EAFE ETF
(Global Equity)	99,367	5,188,399
iShares Core MSCI Emerging
Markets ETF (Global Equity)	42,007	1,896,196
iShares Currency Hedged
MSCI EAFE ETF (Global Equity)	116,113	2,905,147
PowerShares FTSE RAFI Developed
Markets ex-U.S. Portfolio
(Global Equity)	56,143	2,058,202
PowerShares FTSE RAFI U.S.
1000 Portfolio (Global Equity)	45,961	4,217,378
SPDR Barclays Intermediate
Term Corporate Bond ETF
(Fixed Income)	15,530	538,270
SPDR Dow Jones Global Real
Estate ETF (Alternatives)	34,073	1,593,594
TOTAL EXCHANGE TRADED
FUNDS (COST $18,781,810)		18,397,186
TOTAL INVESTMENT
SECURITIES—100.2%
(COST $34,510,063)		34,646,531
Other Assets (Liabilities)—(0.2)%		(52,180)
NET ASSETS—100%		$34,594,351
____________________

(a) The rate represents the annualized one-day yield that was in effect on October 31, 2016.
ETF – Exchange-Traded Fund
SPDR – Standard & Poor’s Depositary Receipt

16 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC MODERATE STRATEGY FUND
Schedule of Portfolio Investments—as of October 31, 2016

Affiliated Investment Companies—11.1%

	Shares	Value ($)
HSBC Emerging Markets Debt Fund,
Class I Shares (Fixed Income)	151,687	1,553,270
HSBC Emerging Markets Local Debt
Fund, Class I Shares (Fixed Income)	259,873	1,886,678
HSBC U.S. Government Money Market
Fund, Class I Shares, 0.28%(a)
(Cash)	346,551	346,551
TOTAL AFFILIATED INVESTMENT
COMPANIES (COST $3,941,117)		3,786,499

Unaffiliated Investment Companies—27.6%

Columbia High Yield Bond Fund,
Class Z Shares (Fixed Income)	1,278,214	3,719,594
Vanguard 500 Index Fund,
Admiral Shares (Global Equity)	29,182	5,735,732
TOTAL UNAFFILIATED INVESTMENT
COMPANIES (COST $9,059,942)		9,455,326

Exchange Traded Funds—61.4%

iShares 1-3 Year Treasury Bond ETF
(Fixed Income)	3,922	333,174
iShares 3-7 Year Treasury Bond ETF
(Fixed Income)	3,702	465,045
iShares 7-10 Year Treasury Bond ETF
(Fixed Income)	1,237	136,144
iShares Core MSCI EAFE ETF
(Global Equity)	63,555	3,421,798
iShares Core MSCI Emerging
Markets ETF (Global Equity)	25,488	1,150,528
iShares Currency Hedged
MSCI EAFE ETF (Global Equity)	84,175	2,106,058
iShares iBoxx $ Investment Grade
Corporate Bond ETF (Fixed Income)	30,696	3,713,600
iShares Treasury Inflation Protected
Securities ETF (Fixed Income)	946	109,604
PowerShares FTSE RAFI Developed
Markets ex-U.S. Portfolio
(Global Equity)	37,210	1,364,119
PowerShares FTSE RAFI U.S.
1000 Portfolio (Global Equity)	30,498	2,798,492
SPDR Barclays Intermediate
Term Corporate Bond ETF
(Fixed Income)	108,885	3,773,953
SPDR Dow Jones Global Real
Estate ETF (Alternatives)	34,672	1,621,614
TOTAL EXCHANGE TRADED
FUNDS (COST $21,066,180)		20,994,129
TOTAL INVESTMENT
SECURITIES—100.1%
(COST $34,067,239)		34,235,954
Other Assets (Liabilities)—(0.1)%		(47,907)
NET ASSETS—100%		$34,188,047
____________________

(a) The rate represents the annualized one-day yield that was in effect on October 31, 2016.
ETF – Exchange-Traded Fund
SPDR – Standard & Poor’s Depositary Receipt

See notes to financial statements.	HSBC FAMILY OF FUNDS 17

HSBC CONSERVATIVE STRATEGY FUND
Schedule of Portfolio Investments—as of October 31, 2016

Affiliated Investment Companies—10.9%

	Shares	Value ($)
HSBC Emerging Markets Debt Fund,
Class I Shares (Fixed Income)	64,048	655,855
HSBC Emerging Markets Local Debt
Fund, Class I Shares (Fixed Income)	111,966	812,870
HSBC U.S. Government Money
Market Fund, Class I Shares,
0.28%(a) (Cash)	144,034	144,034
TOTAL AFFILIATED INVESTMENT
COMPANIES (COST $1,584,025)		1,612,759

Unaffiliated Investment Companies—19.0%

Columbia High Yield Bond Fund,
Class Z Shares (Fixed Income)	570,877	1,661,249
Northern Institutional Government
Assets Portfolio, Institutional
Shares, 0.08%(a) (Cash)	6,548	6,548
Vanguard 500 Index Fund,
Admiral Shares (Global Equity)	5,826	1,145,147
TOTAL UNAFFILIATED INVESTMENT
COMPANIES (COST $2,721,916)		2,812,944

Exchange Traded Funds—70.2%

iShares 1-3 Year Treasury Bond ETF
(Fixed Income)	9,351	794,367
iShares 20+ Year Treasury Bond ETF
(Fixed Income)	969	127,181
iShares 3-7 Year Treasury Bond ETF
(Fixed Income)	8,847	1,111,360
iShares 7-10 Year Treasury Bond ETF
(Fixed Income)	2,581	284,065
iShares Core MSCI EAFE ETF
(Global Equity)	12,089	650,872
iShares Core MSCI Emerging
Markets ETF (Global Equity)	5,069	228,815
iShares Currency Hedged
MSCI EAFE ETF (Global Equity)	20,588	515,112
iShares iBoxx $ Investment
Grade Corporate Bond ETF
(Fixed Income)	19,561	2,366,488
iShares Treasury Inflation Protected
Securities ETF (Fixed Income)	1,726	199,974
PowerShares FTSE RAFI Developed
Markets ex-U.S. Portfolio
(Global Equity)	6,858	251,414
PowerShares FTSE RAFI U.S.
1000 Portfolio (Global Equity)	6,095	559,277
SPDR Barclays Intermediate
Term Corporate Bond ETF
(Fixed Income)	73,845	2,559,468
SPDR Dow Jones Global Real
Estate ETF (Alternatives)	14,839	694,020
TOTAL EXCHANGE TRADED
FUNDS (COST $10,265,506)		10,342,413
TOTAL INVESTMENT
SECURITIES—100.1%
(COST $14,571,447)		14,768,116
Other Assets (Liabilities)—(0.1)%		(21,187)
NET ASSETS—100%		$14,746,929
____________________

(a) The rate represents the annualized one-day yield that was in effect on October 31, 2016.
ETF – Exchange-Traded Fund
SPDR – Standard & Poor’s Depositary Receipt

18 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC INCOME STRATEGY FUND
Schedule of Portfolio Investments—as of October 31, 2016

Affiliated Investment Companies—8.5%

	Shares	Value ($)
HSBC Emerging Markets Debt Fund,
Class I Shares (Fixed Income)	2,233	22,868
HSBC Emerging Markets Local Debt
Fund, Class I Shares (Fixed Income)	6,878	49,933
HSBC U.S. Government Money
Market Fund, Class I Shares,
0.28%(a) (Cash)	3,534	3,534
TOTAL AFFILIATED INVESTMENT
COMPANIES (COST $74,309)		76,335

Unaffiliated Investment Companies—17.3%

Columbia High Yield Bond Fund,
Class Z Shares (Fixed Income)	34,842	101,390
Northern Institutional Government
Assets Portfolio, Institutional
Shares, 0.08%(a) (Cash)	319	319
Vanguard 500 Index Fund,
Admiral Shares (Global Equity)	276	54,291
TOTAL UNAFFILIATED INVESTMENT
COMPANIES (COST $152,772)		156,000

Exchange Traded Funds—74.8%

iShares 1-3 Year Treasury Bond ETF
(Fixed Income)	1,521	129,210
iShares 20+ Year Treasury Bond ETF
(Fixed Income)	153	20,081
iShares 3-7 Year Treasury Bond ETF
(Fixed Income)	1,465	184,034
iShares 7-10 Year Treasury Bond ETF
(Fixed Income)	412	45,345
iShares Core MSCI EAFE
ETF (Global Equity)	639	34,403
iShares Core MSCI Emerging
Markets ETF (Global Equity)	271	12,233
iShares Currency Hedged
MSCI EAFE ETF (Global Equity)	891	22,293
iShares iBoxx $ Investment Grade
Corporate Bond ETF (Fixed Income)	531	64,240
iShares Treasury Inflation Protected
Securities ETF (Fixed Income)	268	31,050
PowerShares FTSE RAFI Developed
Markets ex-U.S. Portfolio
(Global Equity)	271	9,935
PowerShares FTSE RAFI U.S.
1000 Portfolio (Global Equity)	289	26,519
SPDR Barclays Intermediate
Term Corporate Bond ETF
(Fixed Income)	2,170	75,212
SPDR Dow Jones Global Real
Estate ETF (Alternatives)	383	17,913
TOTAL EXCHANGE TRADED
FUNDS (COST $662,750)		672,468
TOTAL INVESTMENT
SECURITIES—100.6%
(COST $889,831)		904,803
Other Assets (Liabilities)—(0.6)%		(5,636)
NET ASSETS—100%		$899,167
____________________

(a) The rate represents the annualized one-day yield that was in effect on October 31, 2016.
ETF – Exchange-Traded Fund
SPDR – Standard & Poor’s Depositary Receipt

See notes to financial statements.	HSBC FAMILY OF FUNDS 19

HSBC WORLD SELECTION FUNDS

Statements of Assets and Liabilities—as of October 31, 2016

	Aggressive	Balanced	Moderate	Conservative	Income
	Strategy	Strategy	Strategy	Strategy	Strategy
	Fund	Fund	Fund	Fund	Fund
Assets:
Investments in Affiliated Investment Companies, at value(a)	$607,551	$3,800,147	$3,786,499	$1,612,759	$76,335
Investments in non-affiliates, at value	12,859,046	30,846,384	30,449,455	13,155,357	828,468
Total Investments	13,466,597	34,646,531	34,235,954	14,768,116	904,803
Interest and dividends receivable	188	8,141	7,962	3,292	583
Receivable for capital shares issued	199	270	1,044	789	150
Receivable for investments sold	2,548	14,992	20,099	5,679	3,878
Receivable from Investment Adviser	15,536	—	—	6,699	6,945
Prepaid expenses	5,564	6,134	4,376	3,562	2,766
Total Assets	13,490,632	34,676,068	34,269,435	14,788,137	919,125
Liabilities:
Payable for investments purchased	99	7,908	7,778	3,244	5
Payable for capital shares redeemed	35	2,578	6,304	1,497	1,493
Accrued expenses and other payables:
Investment Management	—	7,423	7,326	—	—
Administration	441	1,133	1,118	482	29
Distribution fees	2,080	5,705	5,349	3,992	469
Shareholder Servicing	3,361	8,446	8,291	3,754	223
Accounting	4,007	4,009	4,019	4,022	4,021
Custodian	738	877	1,065	846	665
Transfer Agent	8,618	17,697	15,869	5,484	259
Other	17,972	25,941	24,269	17,887	12,794
Total Liabilities	37,351	81,717	81,388	41,208	19,958
Net Assets	$13,453,281	$34,594,351	$34,188,047	$14,746,929	$899,167

Composition of Net Assets:
Capital	13,899,344	35,841,733	35,066,625	14,929,136	906,686
Accumulated net investment income/(loss)	57,763	321,739	—	3,842	182
Accumulated net realized gains/(losses) from investments	(673,082)	(1,705,589)	(1,047,293)	(382,718)	(22,673)
Net unrealized appreciation (depreciation) on investments	169,256	136,468	168,715	196,669	14,972
Net Assets	$13,453,281	$34,594,351	$34,188,047	$14,746,929	$899,167

Net Assets:
Class A Shares	$10,394,760	$26,115,876	$26,335,513	$8,799,736	$175,932
Class B Shares	2,271,115	6,226,371	5,096,270	3,821,949	279,285
Class C Shares	787,406	2,252,104	2,756,264	2,125,244	443,950
Total	$13,453,281	$34,594,351	$34,188,047	$14,746,929	$899,167
Shares Outstanding:
($0.001 par value, unlimited number of shares authorized):
Class A Shares	905,621	2,323,651	2,391,263	819,140	17,337
Class B Shares	211,988	557,077	462,895	361,917	27,576
Class C Shares	73,997	200,591	260,518	194,616	43,768
Net Asset Value, Offering Price and Redemption
Price per share:
Class A Shares	$11.48	$11.24	$11.01	$10.74	$10.15
Class B Shares(b)	$10.71	$11.18	$11.01	$10.56	$10.13
Class C Shares(b)	$10.64	$11.23	$10.58	$10.92	$10.14
Maximum Sales Charge:
Class A Shares	5.00%	5.00%	5.00%	5.00%	4.75%
Maximum Offering Price per share (Net Asset Value /
(100%-maximum sales charge))
Class A Shares	$12.08	$11.83	$11.59	$11.31	$10.66
Investments in Affiliated Investment Companies, at cost(a)	$596,201	$3,907,024	$3,941,117	$1,584,025	$74,309
Total Investments, at cost	$13,297,341	$34,510,063	$34,067,239	$14,571,447	$889,831
____________________

(a)	Investments in Affiliated Investment Companies include the HSBC U.S. Government Money Market Fund, Class I Shares, HSBC Emerging Markets Debt Fund, Class I Shares and the HSBC Emerging Markets Local Debt Fund, Class I Shares (See Note 1).

(b)	Redemption Price per share varies by length of time shares are held.

20 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

HSBC WORLD SELECTION FUNDS

Statements of Operations—For the year ended October 31, 2016

	Aggressive	Balanced	Moderate	Conservative	Income
	Strategy	Strategy	Strategy	Strategy	Strategy
	Fund	Fund	Fund	Fund	Fund
Investment Income:
Investment income from non-affiliated investments	$355,203	$946,881	$923,220	$402,514	$21,958
Investment income from affiliated investments	7,484	158,466	149,729	51,466	1,665
Total Investment Income	362,687	1,105,347	1,072,949	453,980	23,623

Expenses:
Investment Management	35,630	91,124	87,569	38,847	2,490
Administration:
Class A Shares	4,334	10,633	10,590	3,478	77
Class B Shares	1,289	3,434	2,818	2,018	131
Class C Shares	389	1,317	1,350	1,061	213
Distribution:
Class B Shares	22,675	60,330	49,614	35,557	2,324
Class C Shares	6,871	23,101	23,840	18,754	3,772
Shareholder Servicing:
Class A Shares	25,752	63,271	63,056	20,729	392
Class B Shares	7,558	20,117	16,536	11,853	774
Class C Shares	2,291	7,701	7,947	6,251	1,257
Accounting	46,736	46,705	46,782	46,905	46,814
Administrative Services	9,918	22,599	25,691	11,561	1,231
Compliance Services	277	710	685	305	18
Custodian	8,117	12,229	12,544	9,438	7,350
Printing	16,743	38,933	40,976	18,733	1,860
Professional	26,279	29,706	31,219	28,256	26,059
Transfer Agent	44,736	69,569	64,125	36,497	25,383
Trustee	641	1,647	1,590	696	50
Registration fees	13,463	14,469	12,187	11,470	14,235
Other	7,617	11,046	10,897	7,454	4,402
Total expenses before fee and expense reductions	281,316	528,641	510,016	309,863	138,832
Fees voluntarily reduced/reimbursed by Investment Adviser	—	—	—	—	(5,255)
Fees contractually reduced/reimbursed by Investment Adviser	(38,212)	—	—	(22,684)	(117,814)
Net Expenses	243,104	528,641	510,016	287,179	15,763

Net Investment Income	119,583	576,706	562,933	166,801	7,860

Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from affiliated investments	9,642	(35,837)	(34,582)	(11,387)	(385)
Net realized gains (losses) from non-affiliated investments	(653,506)	(1,355,062)	(820,906)	(173,384)	(8,113)
Capital gains distributions from non-affiliated underlying funds	11,689	23,980	15,170	3,528	195
Change in unrealized appreciation/depreciation on affiliated
investments	11,350	165,360	166,169	48,457	1,969
Change in unrealized appreciation/depreciation on non-affiliated
investments	584,673	1,205,624	1,012,167	333,818	18,300
Net realized/unrealized gains (losses) on investments	(36,152)	4,065	338,018	201,032	11,966
Change in Net Assets Resulting from Operations	$83,431	$580,771	$900,951	$367,833	$19,826

See notes to financial statements.	HSBC WORLD SELECTION FUNDS 21

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets

	Aggressive Strategy Fund		Balanced Strategy Fund
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31,	October 31,	October 31,	October 31,
	2016	2015	2016	2015
Investment Activities:
Operations:
Net investment Income (loss)	$119,583	$101,055	$576,706	$548,076
Net realized gains (losses) from investments	(643,864)	(39,333)	(1,390,899)	(325,125)
Capital gains distributions from underlying funds	11,689	—	23,980	—
Change in unrealized appreciation/depreciation on investments	596,023	(411,726)	1,370,984	(1,222,911)
Change in net assets resulting from operations	83,431	(350,004)	580,771	(999,960)

Distributions:
Net investment income:
Class A Shares	(86,771)	(89,983)	(395,003)	(458,031)
Class B Shares	(948)	(2,298)	(98,113)	(104,570)
Class C Shares	(573)	(1,109)	(24,272)	(50,243)

Net realized gains:
Class A Shares	—	(2,780,772)	—	(4,885,859)
Class B Shares	—	(1,234,084)	—	(2,251,068)
Class C Shares	—	(396,410)	—	(971,532)
Change in net assets resulting from distributions	(88,292)	(4,504,656)	(517,388)	(8,721,303)
Change in net assets resulting from capital transactions	(2,230,178)	2,723,456	(5,466,212)	2,703,035
Change in net assets	(2,235,039)	(2,131,204)	(5,402,829)	(7,018,228)

Net Assets:
Beginning of period	15,688,320	17,819,524	39,997,180	47,015,408
End of period	$13,453,281	$15,688,320	$34,594,351	$39,997,180
Accumulated net investment income (loss)	$57,763	$26,472	$321,739	$254,306

22 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets (continued)

	Aggressive Strategy Fund		Balanced Strategy Fund
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31,	October 31,	October 31,	October 31,
	2016	2015	2016	2015
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$1,468,705	$1,054,014	$4,199,293	$2,679,082
Dividends reinvested	86,375	2,859,172	393,333	5,307,793
Value of shares redeemed	(2,050,838)	(1,316,520)	(4,393,299)	(4,546,288)
Class A Shares capital transactions	(495,758)	2,596,666	199,327	3,440,587

Class B Shares:
Proceeds from shares issued	—	—	—	—
Dividends reinvested	940	1,236,811	97,342	2,339,086
Value of shares redeemed	(1,506,599)	(1,022,539)	(4,105,459)	(2,577,052)
Class B Shares capital transactions	(1,505,659)	214,272	(4,008,117)	(237,966)

Class C Shares:
Proceeds from shares issued	170,521	141,003	251,080	474,541
Dividends reinvested	572	394,721	24,239	1,021,651
Value of shares redeemed	(399,854)	(623,206)	(1,932,741)	(1,995,778)
Class C Shares capital transactions	(228,761)	(87,482)	(1,657,422)	(499,586)
Change in net assets resulting from capital transactions	$(2,230,178)	$2,723,456	$(5,466,212)	$2,703,035

SHARE TRANSACTIONS:
Class A Shares:
Issued	131,625	86,242	384,051	230,497
Reinvested	7,817	243,059	36,794	460,929
Redeemed	(184,268)	(111,107)	(404,431)	(391,180)
Change in Class A Shares	(44,826)	218,194	16,414	300,246

Class B Shares:
Issued	—	—	—	—
Reinvested	91	112,747	9,097	204,082
Redeemed	(143,560)	(90,918)	(378,869)	(219,749)
Change in Class B Shares	(143,469)	21,829	(369,772)	(15,667)

Class C Shares:
Issued	16,632	12,267	23,287	40,971
Reinvested	56	36,214	2,255	88,994
Redeemed	(38,193)	(56,864)	(177,363)	(173,537)
Change in Class C Shares	(21,505)	(8,383)	(151,821)	(43,572)

See notes to financial statements.	HSBC WORLD SELECTION FUNDS 23

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets (continued)

	Moderate Strategy Fund		Conservative Strategy Fund
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31,	October 31,	October 31,	October 31,
	2016	2015	2016	2015
Investment Activities:
Operations:
Net investment Income (loss)	$562,933	$541,162	$166,801	$140,605
Net realized gains (losses) from investments	(855,488)	(240,762)	(184,771)	(219,205)
Capital gains distributions from underlying funds	15,170	—	3,528	—
Change in unrealized appreciation/depreciation on investments	1,178,336	(1,047,909)	382,275	(227,091)
Change in net assets resulting from operations	900,951	(747,509)	367,833	(305,691)

Distributions:
Net investment income:
Class A Shares	(441,235)	(393,275)	(110,834)	(89,868)
Class B Shares	(67,005)	(76,388)	(30,021)	(28,843)
Class C Shares	(35,287)	(45,060)	(14,719)	(13,698)

Net realized gains:
Class A Shares	—	(3,039,598)	—	(713,806)
Class B Shares	—	(1,334,759)	—	(610,705)
Class C Shares	—	(546,873)	—	(317,991)

Tax return of capital:
Class A Shares	(26,326)	(37,732)	—	(14,413)
Class B Shares	(3,998)	(14,442)	—	(12,322)
Class C Shares	(2,105)	(7,251)	—	(6,297)
Change in net assets resulting from distributions	(575,956)	(5,495,378)	(155,574)	(1,807,943)
Change in net assets resulting from capital transactions	(3,185,322)	644,762	(2,182,307)	(1,188,317)
Change in net assets	(2,860,327)	(5,598,125)	(1,970,048)	(3,301,951)

Net Assets:
Beginning of period	37,048,374	42,646,499	16,716,977	20,018,928
End of period	$34,188,047	$37,048,374	$14,746,929	$16,716,977
Accumulated net investment income (loss)	$—	$—	$3,842	$—

24 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets (continued)

	Moderate Strategy Fund		Conservative Strategy Fund
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31,	October 31,	October 31,	October 31,
	2016	2015	2016	2015
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$3,820,962	$2,491,348	$1,804,574	$1,067,645
Dividends reinvested	466,198	3,460,959	110,382	815,740
Value of shares redeemed	(3,069,933)	(3,507,761)	(1,233,045)	(1,743,457)
Class A Shares capital transactions	1,217,227	2,444,546	681,911	139,928

Class B Shares:
Proceeds from shares issued	—	—	—	—
Dividends reinvested	70,804	1,420,898	29,768	651,337
Value of shares redeemed	(3,318,218)	(3,308,126)	(1,991,233)	(1,449,663)
Class B Shares capital transactions	(3,247,414)	(1,887,228)	(1,961,465)	(798,326)

Class C Shares:
Proceeds from shares issued	133,697	477,526	46,795	285,367
Dividends reinvested	37,366	599,151	14,679	337,789
Value of shares redeemed	(1,326,198)	(989,233)	(964,227)	(1,153,075)
Class C Shares capital transactions	(1,155,135)	87,444	(902,753)	(529,919)
Change in net assets resulting from capital transactions	$(3,185,322)	$644,762	$(2,182,307)	$(1,188,317)

SHARE TRANSACTIONS:
Class A Shares:
Issued	355,426	219,835	169,818	97,582
Reinvested	43,077	309,559	10,432	75,648
Redeemed	(286,820)	(309,945)	(116,206)	(158,732)
Change in Class A Shares	111,683	219,449	64,044	14,498

Class B Shares:
Issued	—	—	—	—
Reinvested	6,583	127,065	2,886	61,321
Redeemed	(306,474)	(292,501)	(191,557)	(136,064)
Change in Class B Shares	(299,891)	(165,436)	(188,671)	(74,743)

Class C Shares:
Issued	13,033	42,994	4,371	25,045
Reinvested	3,606	55,695	1,375	30,785
Redeemed	(128,750)	(91,903)	(89,727)	(103,355)
Change in Class C Shares	(112,111)	6,786	(83,981)	(47,525)

See notes to financial statements.	HSBC WORLD SELECTION FUNDS 25

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets (continued)

	Income Strategy Fund
	For the	For the
	year ended	year ended
	October 31,	October 31,
	2016	2015
Investment Activities:
Operations:
Net investment Income (loss)	$7,860	$6,321
Net realized gains (losses) from investments	(8,498)	(14,384)
Capital gains distributions from underlying funds	195	—
Change in unrealized appreciation/depreciation on investments	20,269	(5,903)
Change in net assets resulting from operations	19,826	(13,966)

Distributions:
Net investment income:
Class A Shares	(2,606)	(2,317)
Class B Shares	(2,130)	(779)
Class C Shares	(2,433)	(1,400)

Net realized gains:
Class A Shares	—	(3,735)
Class B Shares	—	(5,659)
Class C Shares	—	(10,430)

Tax return of capital:
Class A Shares	—	(837)
Class B Shares	—	(1,319)
Class C Shares	—	(2,319)
Change in net assets resulting from distributions	(7,169)	(28,795)
Change in net assets resulting from capital transactions	(212,151)	(207,774)
Change in net assets	(199,494)	(250,535)

Net Assets:
Beginning of period	1,098,661	1,349,196
End of period	$899,167	$1,098,661
Accumulated net investment income (loss)	$182	$—
26 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets (continued)

	Income Strategy Fund
	For the	For the
	year ended	year ended
	October 31,	October 31,
	2016	2015
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$39,735	$4,019
Dividends reinvested	2,606	6,890
Value of shares redeemed	(60,637)	(103,979)
Class A Shares capital transactions	(18,296)	(93,070)

Class B Shares:
Dividends reinvested	2,130	7,488
Value of shares redeemed	(55,301)	(46,463)
Class B Shares capital transactions	(53,171)	(38,975)

Class C Shares:
Proceeds from shares issued	11,708	59,778
Dividends reinvested	2,433	14,143
Value of shares redeemed	(154,825)	(149,650)
Class C Shares capital transactions	(140,684)	(75,729)
Change in net assets resulting from capital transactions	$(212,151)	$(207,774)

SHARE TRANSACTIONS:
Class A Shares:
Issued	3,944	391
Reinvested	261	679
Redeemed	(6,024)	(10,221)
Change in Class A Shares	(1,819)	(9,151)

Class B Shares:
Reinvested	214	739
Redeemed	(5,455)	(4,717)
Change in Class B Shares	(5,241)	(3,978)

Class C Shares:
Issued	1,174	5,835
Reinvested	243	1,397
Redeemed	(15,480)	(14,778)
Change in Class C Shares	(14,063)	(7,546)

See notes to financial statements.	HSBC WORLD SELECTION FUNDS 27

AGGRESSIVE STRATEGY FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated*

		Investment Activities			Distributions					Ratios/Supplementary Data
												Ratio of Net	Ratio of
			Net Realized									Investment	Expenses
			and									Income/	to Average
	Net Asset	Net	Unrealized			Net Realized				Net Assets	Ratio of Net	(Loss) to	Net Assets
	Value,	Investment	Gains/	Total from	Net	Gains from		Net Asset		at End	Expenses	Average	(Excluding	Portfolio
	Beginning	Income	(Losses) from	Investment	Investment	Investment	Total	Value, End	Total	of Period	to Average	Net Assets	Fee	Turnover
	of Period	(Loss)(a)(b)	Investments	Activities	Income	Transactions	Distributions	of Period	Return(c)	(000’s)	Net Assets	(b)	Reductions)	(d)
CLASS A SHARES
Year Ended October 31, 2016	$11.45	$0.12	$—	$0.12	$(0.09)	$—	$(0.09)	$11.48	1.11%	$10,395	1.50%	1.05%	1.78%	50%
Year Ended October 31, 2015	15.53	0.10	(0.32)	(0.22)	(0.09)	(3.77)	(3.86)	11.45	(1.90)%	10,880	1.49%	0.85%	1.49%	7%
Year Ended October 31, 2014	15.58	0.14	0.85	0.99	(0.17)	(0.87)	(1.04)	15.53	6.64%	11,375	1.42%	0.89%	1.42%	116	%(e)
Year Ended October 31, 2013	12.77	0.12	2.73	2.85	(0.04)	—	(0.04)	15.58	22.38%	11,106	1.50%	0.86%	1.50%	37%
Year Ended October 31, 2012	11.96	0.02	0.89	0.91	(0.10)	—	(0.10)	12.77	7.72%	10,136	1.50%	0.16%	1.66%	71%
CLASS B SHARES
Year Ended October 31, 2016	10.68	0.03	—	0.03	—	—	—	10.71	0.31%	2,271	2.25%	0.27%	2.49%	50%
Year Ended October 31, 2015	14.75	0.01	(0.30)	(0.29)	(0.01)	(3.77)	(3.78)	10.68	(2.69)%	3,795	2.24%	0.10%	2.24%	7%
Year Ended October 31, 2014	14.84	0.02	0.82	0.84	(0.06)	(0.87)	(0.93)	14.75	5.90%	4,920	2.17%	0.15%	2.17%	116	%(e)
Year Ended October 31, 2013	12.22	0.01	2.61	2.62	—	—	—	14.84	21.44%	5,604	2.25%	0.11%	2.25%	37%
Year Ended October 31, 2012	11.45	(0.07)	0.85	0.78	(0.01)	—	(0.01)	12.22	6.87%	5,870	2.25%	(0.57)%	2.40%	71%
CLASS C SHARES
Year Ended October 31, 2016	10.61	0.03	0.01	0.04	(0.01)	—	(0.01)	10.64	0.34%	787	2.25%	0.30%	2.50%	50%
Year Ended October 31, 2015	14.68	0.01	(0.30)	(0.29)	(0.01)	(3.77)	(3.78)	10.61	(2.68)%	1,013	2.24%	0.10%	2.24%	7%
Year Ended October 31, 2014	14.78	0.02	0.82	0.84	(0.07)	(0.87)	(0.94)	14.68	5.89%	1,525	2.17%	0.16%	2.17%	116	%(e)
Year Ended October 31, 2013	12.17	0.02	2.59	2.61	—	—	—	14.78	21.45%	1,673	2.25%	0.12%	2.25%	37%
Year Ended October 31, 2012	11.43	(0.07)	0.85	0.78	(0.04)	—	(0.04)	12.17	6.83%	1,713	2.25%	(0.56)%	2.40%	71%

*

The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the master HSBC Portfolios that the fund invested in as part of a master-feeder structure during the fiscal years ended October 31, 2012, 2013 and 2014. The Fund does not include expenses of the affiliated and unaffiliated investment companies in which the Fund invests.

Amounts designated as “-“ are $0.00 or have been rounded to $0.00.
(a)	Calculated based on average shares outstanding.
(b)	Net investment income (loss) is affected by the timing of distributions from the affiliated and unaffiliated investment companies in which the Fund invests.
(c)	Total return calculations do not include any sales or redemption charges.
(d)

Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. For the fiscal years ended October 31, 2012, 2013 and 2014, the portfolio turnover rate was calculated by aggregating the results of multiplying the Fund’s investment percentage in the master HSBC Portfolios, affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates.

(e)	The portfolio turnover rate for the year ended October 31, 2014 was higher than prior years primarily due to a realignment of the fund’s investments.

28 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

BALANCED STRATEGY FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated*

		Investment Activities			Distributions					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)(b)	Net Realized and Unrealized Gains/ (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(c)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets (b)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover (d)
CLASS A SHARES
Year Ended October 31, 2016	$11.17	$0.20	$0.04	$0.24	$(0.17)	$—	$(0.17)	$11.24	2.25%	$26,116	1.23%	1.79%	1.23%	38%
Year Ended October 31, 2015	14.07	0.18	(0.43)	(0.25)	(0.19)	(2.46)	(2.65)	11.17	(2.06)%	25,765	1.07%	1.55%	1.07%	16%
Year Ended October 31, 2014	14.39	0.23	0.59	0.82	(0.28)	(0.86)	(1.14)	14.07	6.07%	28,245	1.06%	1.64%	1.06%	105	%(e)
Year Ended October 31, 2013	12.66	0.24	1.72	1.96	(0.23)	—	(0.23)	14.39	15.76%	28,746	1.04%	1.79%	1.04%	35%
Year Ended October 31, 2012	12.07	0.23	0.75	0.98	(0.39)	—	(0.39)	12.66	8.51%	29,490	1.15%	1.89%	1.15%	62%
CLASS B SHARES
Year Ended October 31, 2016	11.12	0.12	0.05	0.17	(0.11)	—	(0.11)	11.18	1.56%	6,226	1.95%	1.10%	1.95%	38%
Year Ended October 31, 2015	14.02	0.09	(0.44)	(0.35)	(0.09)	(2.46)	(2.55)	11.12	(2.88)%	10,309	1.82%	0.78%	1.82%	16%
Year Ended October 31, 2014	14.33	0.12	0.60	0.72	(0.17)	(0.86)	(1.03)	14.02	5.33%	13,212	1.81%	0.90%	1.81%	105	%(e)
Year Ended October 31, 2013	12.60	0.14	1.72	1.86	(0.13)	—	(0.13)	14.33	14.89%	15,633	1.80%	1.05%	1.80%	35%
Year Ended October 31, 2012	12.01	0.14	0.75	0.89	(0.30)	—	(0.30)	12.60	7.66%	16,805	1.91%	1.18%	1.91%	62%
CLASS C SHARES
Year Ended October 31, 2016	11.13	0.12	0.05	0.17	(0.07)	—	(0.07)	11.23	1.54%	2,252	1.95%	1.12%	1.95%	38%
Year Ended October 31, 2015	14.04	0.09	(0.44)	(0.35)	(0.10)	(2.46)	(2.56)	11.13	(2.87)%	3,923	1.82%	0.75%	1.82%	16%
Year Ended October 31, 2014	14.35	0.13	0.59	0.72	(0.17)	(0.86)	(1.03)	14.04	5.33%	5,559	1.81%	0.90%	1.81%	105	%(e)
Year Ended October 31, 2013	12.62	0.14	1.72	1.86	(0.13)	—	(0.13)	14.35	14.87%	5,544	1.80%	1.04%	1.80%	35%
Year Ended October 31, 2012	12.04	0.14	0.76	0.90	(0.32)	—	(0.32)	12.62	7.77%	5,908	1.91%	1.18%	1.91%	62%

*

The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the master HSBC Portfolios that the fund invested in as part of a master-feeder structure during the fiscal years ended October 31, 2012, 2013 and 2014. The Fund does not include expenses of the affiliated and unaffiliated investment companies in which the Fund invests.

Amounts designated as “-“ are $0.00 or have been rounded to $0.00.
(a)	Calculated based on average shares outstanding.
(b)	Net investment income (loss) is affected by the timing of distributions from the affiliated and unaffiliated investment companies in which the Fund invests.
(c)	Total return calculations do not include any sales or redemption charges.
(d)

Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. For the fiscal years ended October 31, 2012, 2013 and 2014, the portfolio turnover rate was calculated by aggregating the results of multiplying the Fund’s investment percentage in the master HSBC Portfolios, affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates.

(e)	The portfolio turnover rate for the year ended October 31, 2014 was higher than prior years primarily due to a realignment of the fund’s investments.

See notes to financial statements.	HSBC WORLD SELECTION FUNDS 29

MODERATE STRATEGY FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated*

		Investment Activities			Distributions						Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)(b)	Net Realized and Unrealized Gains/ (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(c)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets (b)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover (d)
CLASS A SHARES
Year Ended October 31, 2016	$10.90	$0.19	$0.12	$0.31	$(0.19)	$—	$(0.01)	$(0.20)	$11.01	2.90%	$26,336	1.25%	1.80%	1.25%	33%
Year Ended October 31, 2015	12.76	0.18	(0.37)	(0.19)	(0.17)	(1.48)	(0.02)	(1.67)	10.90	(1.62)%	24,841	1.11%	1.62%	1.11%	31%
Year Ended October 31, 2014	12.88	0.21	0.43	0.64	(0.26)	(0.50)	—	(0.76)	12.76	5.21%	26,294	1.09%	1.68%	1.09%	102	%(e)
Year Ended October 31, 2013	11.88	0.23	1.04	1.27	(0.27)	—	—	(0.27)	12.88	10.80%	24,671	1.08%	1.86%	1.08%	30%
Year Ended October 31, 2012	11.29	0.26	0.65	0.91	(0.32)	—	—	(0.32)	11.88	8.24%	25,175	1.16%	2.30%	1.16%	61%
CLASS B SHARES
Year Ended October 31, 2016	10.89	0.11	0.12	0.23	(0.10)	—	(0.01)	(0.11)	11.01	2.17%	5,096	1.98%	1.13%	1.98%	33%
Year Ended October 31, 2015	12.75	0.10	(0.38)	(0.28)	(0.08)	(1.48)	(0.02)	(1.58)	10.89	(2.42)%	8,305	1.86%	0.88%	1.86%	31%
Year Ended October 31, 2014	12.87	0.12	0.42	0.54	(0.16)	(0.50)	—	(0.66)	12.75	4.42%	11,831	1.84%	0.93%	1.84%	102	%(e)
Year Ended October 31, 2013	11.87	0.14	1.04	1.18	(0.18)	—	—	(0.18)	12.87	10.04%	15,407	1.83%	1.12%	1.83%	30%
Year Ended October 31, 2012	11.28	0.19	0.63	0.82	(0.23)	—	—	(0.23)	11.87	7.43%	17,615	1.92%	1.64%	1.92%	61%
CLASS C SHARES
Year Ended October 31, 2016	10.47	0.11	0.12	0.23	(0.11)	—	(0.01)	(0.12)	10.58	2.22%	2,756	1.99%	1.12%	1.99%	33%
Year Ended October 31, 2015	12.36	0.10	(0.38)	(0.28)	(0.11)	(1.48)	(0.02)	(1.61)	10.47	(2.44)%	3,903	1.86%	0.88%	1.86%	31%
Year Ended October 31, 2014	12.50	0.11	0.42	0.53	(0.17)	(0.50)	—	(0.67)	12.36	4.46%	4,521	1.84%	0.93%	1.84%	102	%(e)
Year Ended October 31, 2013	11.55	0.13	1.01	1.14	(0.19)	—	—	(0.19)	12.50	9.96%	4,109	1.83%	1.10%	1.83%	30%
Year Ended October 31, 2012	10.98	0.18	0.62	0.80	(0.23)	—	—	(0.23)	11.55	7.49%	3,329	1.91%	1.64%	1.91%	61%

*

The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the master HSBC Portfolios that the fund invested in as part of a master-feeder structure during the fiscal years ended October 31, 2012, 2013 and 2014. The Fund does not include expenses of the affiliated and unaffiliated investment companies in which the Fund invests.

Amounts designated as “-“ are $0.00 or have been rounded to $0.00.
(a)	Calculated based on average shares outstanding.
(b)	Net investment income (loss) is affected by the timing of distributions from the affiliated and unaffiliated investment companies in which the Fund invests.
(c)	Total return calculations do not include any sales or redemption charges.
(d)

Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. For the fiscal years ended October 31, 2012, 2013 and 2014, the portfolio turnover rate was calculated by aggregating the results of multiplying the Fund’s investment percentage in the master HSBC Portfolios, affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates.

(e)	The portfolio turnover rate for the year ended October 31, 2014 was higher than prior years primarily due to a realignment of the fund’s investments.

30 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

CONSERVATIVE STRATEGY FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated*

		Investment Activities			Distributions						Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)(b)	Net Realized and Unrealized Gains/ (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(c)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets (b)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover (d)
CLASS A SHARES
Year Ended October 31, 2016	$10.58	$0.15	$0.15	$0.30	$(0.14)	$—	$—	$(0.14)	$10.74	2.88%	$8,800	1.50%	1.40%	1.66%	25%
Year Ended October 31, 2015	11.86	0.13	(0.28)	(0.15)	(0.12)	(0.99)	(0.02)	(1.13)	10.58	(1.37)%	7,991	1.41%	1.17%	1.41%	31%
Year Ended October 31, 2014	11.93	0.16	0.33	0.49	(0.21)	(0.35)	—	(0.56)	11.86	4.32%	8,783	1.33%	1.38%	1.33%	104	%(e)
Year Ended October 31, 2013	11.47	0.20	0.51	0.71	(0.25)	—	—	(0.25)	11.93	6.28%	9,255	1.26%	1.75%	1.26%	31%
Year Ended October 31, 2012	10.95	0.27	0.58	0.85	(0.33)	—	—	(0.33)	11.47	8.00%	9,933	1.34%	2.40%	1.34%	59%
CLASS B SHARES
Year Ended October 31, 2016	10.41	0.07	0.14	0.21	(0.06)	—	—	(0.06)	10.56	2.06%	3,822	2.25%	0.70%	2.38%	25%
Year Ended October 31, 2015	11.69	0.05	(0.27)	(0.22)	(0.05)	(0.99)	(0.02)	(1.06)	10.41	(2.05)%	5,729	2.16%	0.42%	2.16%	31%
Year Ended October 31, 2014	11.77	0.07	0.33	0.40	(0.13)	(0.35)	—	(0.48)	11.69	3.56%	7,308	2.08%	0.63%	2.08%	104	%(e)
Year Ended October 31, 2013	11.33	0.12	0.50	0.62	(0.18)	—	—	(0.18)	11.77	5.50%	9,222	2.01%	1.00%	2.01%	31%
Year Ended October 31, 2012	10.82	0.18	0.58	0.76	(0.25)	—	—	(0.25)	11.33	7.21%	9,810	2.10%	1.67%	2.10%	59%
CLASS C SHARES
Year Ended October 31, 2016	10.76	0.07	0.15	0.22	(0.06)	—	—	(0.06)	10.92	2.07%	2,125	2.25%	0.70%	2.39%	25%
Year Ended October 31, 2015	12.04	0.05	(0.28)	(0.23)	(0.04)	(0.99)	(0.02)	(1.05)	10.76	(2.01)%	2,997	2.17%	0.42%	2.17%	31%
Year Ended October 31, 2014	12.12	0.08	0.32	0.40	(0.13)	(0.35)	—	(0.48)	12.04	3.47%	3,927	2.08%	0.63%	2.08%	104	%(e)
Year Ended October 31, 2013	11.66	0.12	0.52	0.64	(0.18)	—	—	(0.18)	12.12	5.53%	3,442	2.01%	0.98%	2.01%	31%
Year Ended October 31, 2012	11.12	0.19	0.60	0.79	(0.25)	—	—	(0.25)	11.66	7.28%	2,897	2.08%	1.69%	2.08%	59%

*

The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the master HSBC Portfolios that the fund invested in as part of a master-feeder structure during the fiscal years ended October 31, 2012, 2013 and 2014. The Fund does not include expenses of the affiliated and unaffiliated investment companies in which the Fund invests.

Amounts designated as “-“ are $0.00 or have been rounded to $0.00.
(a)	Calculated based on average shares outstanding.
(b)	Net investment income (loss) is affected by the timing of distributions from the affiliated and unaffiliated investment companies in which the Fund invests.
(c)	Total return calculations do not include any sales or redemption charges.
(d)

Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. For the fiscal years ended October 31, 2012, 2013 and 2014, the portfolio turnover rate was calculated by aggregating the results of multiplying the Fund’s investment percentage in the master HSBC Portfolios, affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates.

(e)	The portfolio turnover rate for the year ended October 31, 2014 was higher than prior years primarily due to a realignment of the fund’s investments.

See notes to financial statements.	HSBC WORLD SELECTION FUNDS 31

INCOME STRATEGY FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated*

		Investment Activities			Distributions						Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)(b)	Net Realized and Unrealized Gains/ (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(c)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets (d)	Ratio of Net Investment Income/ (Loss) to Average Net Assets (b)(d)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions) (d)	Portfolio Turnover (c)(e)
CLASS A SHARES
Year Ended October 31, 2016	$10.02	$0.14	$0.13	$0.27	$(0.14)	$—	$—	$(0.14)	$10.15	2.75%	$176	0.95%	1.43%	13.37%	28%
Year Ended October 31, 2015	10.36	0.11	(0.16)	(0.05)	(0.10)	(0.15)	(0.04)	(0.29)	10.02	(0.50)%	192	0.95%	1.06%	9.98%	26%
Year Ended October 31, 2014	10.36	0.14	0.23	0.37	(0.18)	(0.19)	—	(0.37)	10.36	3.69%	293	1.50%	1.39%	10.14%	118	%(f)
Year Ended October 31, 2013	10.43	0.18	0.08	0.26	(0.30)	(0.03)	—	(0.33)	10.36	2.57%	311	1.50%	1.72%	13.61%	48%
Period Ended October 31,
2012(g)	10.00	0.10	0.40	0.50	(0.07)	—	—	(0.07)	10.43	5.02%	337	1.50%	1.58%	29.67%	31%
CLASS B SHARES
Year Ended October 31, 2016	10.00	0.07	0.13	0.20	(0.07)	—	—	(0.07)	10.13	1.99%	279	1.71%	0.66%	14.13%	28%
Year Ended October 31, 2015	10.34	0.04	(0.17)	(0.13)	(0.02)	(0.15)	(0.04)	(0.21)	10.00	(1.26)%	328	1.65%	0.37%	10.77%	26%
Year Ended October 31, 2014	10.34	0.07	0.22	0.29	(0.10)	(0.19)	—	(0.29)	10.34	2.93%	380	2.25%	0.65%	10.88%	118	%(f)
Year Ended October 31, 2013	10.41	0.10	0.08	0.18	(0.22)	(0.03)	—	(0.25)	10.34	1.81%	402	2.25%	0.97%	14.39%	48%
Period Ended October 31,
2012(g)	10.00	0.06	0.39	0.45	(0.04)	—	—	(0.04)	10.41	4.52%	348	2.25%	0.89%	26.84%	31%
CLASS C SHARES
Year Ended October 31, 2016	10.00	0.06	0.13	0.19	(0.05)	—	—	(0.05)	10.14	1.90%	444	1.74%	0.64%	14.06%	28%
Year Ended October 31, 2015	10.33	0.04	(0.16)	(0.12)	(0.02)	(0.15)	(0.04)	(0.21)	10.00	(1.17)%	578	1.64%	0.37%	10.76%	26%
Year Ended October 31, 2014	10.33	0.06	0.23	0.29	(0.10)	(0.19)	—	(0.29)	10.33	2.93%	676	2.25%	0.62%	10.84%	118	%(f)
Year Ended October 31, 2013	10.41	0.09	0.09	0.18	(0.23)	(0.03)	—	(0.26)	10.33	1.75%	643	2.25%	0.84%	14.49%	48%
Period Ended October 31,
2012(g)	10.00	0.06	0.39	0.45	(0.04)	—	—	(0.04)	10.41	4.47%	232	2.25%	0.90%	27.00%	31%

*	The expense ratios reflected do not include expenses of the affiliated and unaffiliated investment companies, in which the Fund invests.
Amounts designated as “-“ are $0.00 or have been rounded to $0.00.
(a)	Calculated based on average shares outstanding.
(b)	Net investment income (loss) is affected by the timing of distributions from the affiliated and unaffiliated investment companies in which the Fund invests.
(c)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)	The portfolio turnover rate for the year ended October 31, 2014 was higher than prior years primarily due to a realignment of the fund’s investments.
(g)	Commencement of operations on March 20, 2012

32 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2016

1. Organization:

The HSBC Funds (the “Trust”), a Delaware statutory trust organized on March 2, 2016, is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Effective June 24, 2016, the Funds (as defined below), which were series of HSBC Funds, a Massachusetts business trust, reorganized with and into corresponding series of the Trust (each, a “Reorganization”). The series of the Trust into which the Funds reorganized had no assets, liabilities, or operations prior to the Reorganization. Upon completion of each Reorganization, the respective share classes of each Fund assumed the performance, financial and other historical information of those of the corresponding predecessor series. As of October 31, 2016, the Trust is composed of 19 separate operational funds, each a series of the HSBC Family of Funds. The accompanying financial statements are presented for the following five funds (individually a “Fund,” collectively the “Funds” or the “World Selection Funds”):

Fund
Aggressive Strategy Fund
Balanced Strategy Fund
Moderate Strategy Fund
Conservative Strategy Fund
Income Strategy Fund

All of the World Selection Funds are diversified funds. Financial statements for all other funds of the Trust are published separately.

Each of the World Selection Funds is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in a combination of mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”) (the “Affiliated Underlying Funds”), as well as mutual funds and exchange-traded funds managed by other investment advisers (“Unaffiliated Underlying Funds” and, together with the Affiliated Underlying Funds, the “Underlying Funds”). Each Fund may invest in both actively managed and passively managed Underlying Funds to implement the Adviser’s views. The Underlying Funds may include private equity funds and real estate funds that are organized as mutual funds or Exchange Traded Funds (“ETFs”). Each World Selection Fund invests according to the investment objectives and strategies described in its Prospectus.

The World Selection Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $ 0.001 per share. Each Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. Class A Shares of the World Selection Funds (except, the Income Strategy Fund) have a maximum sales charge of 5.00% as a percentage of the original purchase price. The Class A Shares of the Income Strategy Fund have a maximum sales charge of 4.75% as a percentage of the original purchase price. Class B Shares of the World Selection Funds are offered without any front-end sales charge, but will be subject to a contingent deferred sales charge (“CDSC”) ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the World Selection Funds are offered without any front-end sales charge, but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. Each class of shares in the World Selection Funds has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing and/or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and exchange privileges of each class of shares. Class B Shares may no longer be purchased or acquired by any new or existing Class B shareholder, except through dividend and/or capital gains reinvestment.

Under the Trust’s organizational documents, the Trust’s officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the World Selection Funds. In addition, in the normal course of business, the Trust enters into contracts with its service providers, which also provide for indemnifications by the World Selection Funds. The World Selection Funds’ maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the World Selection Funds. However, based on experience, the Trust expects the risk of loss to be remote.

HSBC WORLD SELECTION FUNDS       33

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2016 (continued)

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.”

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the World Selection Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

The World Selection Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value in funds in which the World Selection Funds are invested are described in their respective notes to financial statements. Valuation techniques employed by the World Selection Funds are further described in Note 3 below.

Investment Transactions and Related Income:

Changes in holdings of the Underlying Funds for each World Selection Fund are reflected not later than one business day after trade date. However, for financial reporting purposes, changes in holdings of the Underlying Funds are accounted for on trade date. Dividend income and realized gain distributions from the Underlying Funds are recorded on the ex-dividend date. Investment gains and losses are calculated on the identified cost basis. Each World Selection Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which it is invested; however, such expenses are not reflected as expenses on the World Selection Funds’ Statements of Operations.

Allocations:

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the applicable series within the Trust in relation to the net assets of each fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Distributions to Shareholders:

Dividends to shareholders from net investment income, if any, are declared and distributed monthly in the case of the Income Strategy Fund, quarterly in the case of the Moderate Strategy Fund and Conservative Strategy Fund, and annually in the case of the Aggressive Strategy Fund and Balanced Strategy Fund.

The World Selection Funds’ net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the World Selection Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

Federal Income Taxes:

Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken. Management’s conclusions may be subject to future review based on changes in, or interpretation of, accounting standards or tax laws and regulations.

34      HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2016 (continued)

3. Investment Valuation Summary

The valuation techniques employed by the World Selection Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The Funds’ investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs used for valuing the World Selection Funds’ investments are summarized in the three broad levels listed below:

●	Level 1: quoted prices in active markets for identical assets
●	Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3: significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust’s policy is to disclose transfers between fair value hierarchy levels based on valuations at the end of the reporting period. There were no transfers between levels as of October 31, 2016, from the valuation input levels used on October 31, 2015. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The World Selection Funds record their investments in mutual funds at the net asset value reported by those funds and are typically categorized as Level 1 in the fair value hierarchy.

The World Selection Funds record their investments in exchange traded funds at the last sale price on national securities exchange, or in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market and are typically categorized as Level 1 in the fair value hierarchy.

As of October 31, 2016, all investments were categorized as Level 1 in the fair value hierarchy. The breakdown of investment categorization is disclosed in the Schedule of Portfolio Investments for each Fund.

4. Related Party Transactions and Other Agreements and Plans:

Investment Management:

HSBC Global Asset Management (USA), Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the World Selection Funds. As Investment Adviser, HSBC manages the investments of the World Selection Funds and continuously reviews, supervises and administers the World Selection Funds’ investments pursuant to an Investment Advisory Contract. For its services as Investment Adviser, HSBC receives a fee from each Fund, accrued daily and paid monthly, based on average daily net assets, at an annual rate of 0.25%.

Administration:

HSBC also serves the World Selection Funds as Administrator. Effective April 1, 2016, under the terms of the Administration Agreement, HSBC receives from the World Selection Funds (as well as other funds in the Trust combined) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0400
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0265
In excess of $50 billion	0.0245

HSBC WORLD SELECTION FUNDS       35

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2016 (continued)

Prior to April 1, 2016, for these services, HSBC received from the Funds (as well as other funds in the Trust combined) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trust. For the year ended October 31, 2016, the effective annualized rate was 0.04%, prior to any fee waivers or expense reimbursements, based on the average daily net assets of the Trust. The total administration fee paid to HSBC is allocated to each series of the Trust based upon its proportionate share of the aggregate net assets of the Trust.

Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trust’s Sub-Administrator, subject to the general supervision by the Trust’s Board of Trustees (the “Board”) and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new funds, minus 0.02% which is retained by HSBC.

Under a Compliance Services Agreement between the Trust and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Trust’s Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trust’s compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trust paid Citi $304,597 for the year ended October 31, 2016, plus reimbursement of certain out of pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

Distribution Arrangements:

Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trust as Distributor (the “Distributor”). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan”) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00% and 1.00% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), and Class C Shares (currently charging 0.75%) of the World Selection Funds, respectively. For the year ended October 31, 2016, Foreside, as Distributor, also received $64,049 in commissions from sales of the Trust, of which $97 was reallocated to HSBC-affiliated brokers and dealers.

Shareholder Servicing:

The Trust has adopted a Shareholder Services Plan which provides for payments to shareholder servicing agents for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.25% of the average daily net assets of each of the Class A Shares, Class B Shares and Class C Shares of the World Selection Funds. The fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan currently are not intended to exceed, in the aggregate, 0.50% of the average daily net assets of Class A Shares and 1.00% of the average daily net assets of Class B Shares and Class C Shares.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

36       HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2016 (continued)

Fund Accounting and Transfer Agency:

Citi provides fund accounting services for each Fund. As fund accountant, Citi receives an annual fee per Fund and share class, subject to minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. Citi receives additional fees paid by the Trust for regulatory administration services. Effective July 16, 2016, the transfer agency services were converted from FIS Investor Services, LLC (“FIS”) (formerly SunGard Investor Services LLC) to Boston Financial Data Services, Inc. (“BFDS”) under a separate transfer agency services agreement. As transfer agent, BFDS receives a fee based on the number of funds and shareholder accounts, subject to certain minimums, and reimbursement of certain expenses. Prior to July 16, 2016 transfer agent services were provided under the terms of a separate transfer agency services agreement with Citi. Citi’s rights and obligations under the transfer agency services agreement, in turn, were assigned to FIS. As transfer agent, FIS received a fee based on the number of funds and shareholder accounts, subject to certain minimums, reductions associated with services provided to new funds and reimbursement of certain expenses.

Independent Trustees:

The Trust pays an annual retainer to each Independent Trustee, plus additional annual retainers to each Committee Chair and the Chairman of the Board. The Independent Trustees also receive a fee for each regular, special in-person, and telephonic meeting of the Board of Trustees attended. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Trust and are presented in the Statements of Operations.

Fee Reductions:

The Investment Adviser has agreed to contractually limit through March 1, 2017 the total annual expenses, exclusive of interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Funds’ investments in investment companies. Each Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows: Class A Shares 1.50%, Class B Shares 2.25%, Class C Shares 2.25%.

Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the respective Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. During the year ended October 31, 2016, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of October 31, 2016, the repayments that may potentially be made by the Funds are as follows:

Fund	2019($)	2018($)	2017($)	Total($)
Aggressive Strategy Fund	38,212	—	—	38,212
Conservative Strategy Fund	22,684	—	—	22,684
Income Strategy Fund	117,814	107,253	114,923	339,990
____________________

*	The year listed above the amounts is the fiscal year ending in which the amounts will no longer be able to be recouped.

The Administrator and Citi may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, HSBC, in its role as Investment Adviser and Administrator, may waive/reimburse additional fees at its discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator, and Citi are reported separately on the Statements of Operations, as applicable.

HSBC WORLD SELECTION FUNDS       37

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2016 (continued)

Affiliated Transactions:

A summary of each Fund’s investment in affiliated investment companies for the year ended October 31, 2016 is as follows:

				Net	Change in
			Proceeds	Capital and	Unrealized
	Value	Purchases	from	Realized	Appreciation	Value	Dividend	Shares
	10/31/2015	at Cost	Sales	Gain (Loss)	(Depreciation)	10/31/2016	Income	10/31/2016
Aggressive Strategy Fund
HSBC U.S. Government Money
Market Fund - Class I*	$351,984	$10,670,689	$(10,916,753)	$—	$—	$105,919	$1,305	105,919
HSBC Emerging Markets
Debt Fund - Class I	—	291,673	(164,428)	9,132	1,369	137,746	6,179	13,452
HSBC Emerging Markets Local
Debt Fund - Class I	—	368,202	(14,808)	510	9,981	363,886	—	50,122
Total	$351,984	$11,330,564	$(11,095,989)	$9,642	$11,350	$607,551	$7,484

Balanced Strategy Fund
HSBC U.S. Government Money
Market Fund - Class I*	$524,523	$22,481,719	$(22,535,486)	$—	$—	$470,756	$2,381	470,756
HSBC Emerging Markets
Debt Fund - Class I	2,093,238	118,176	(693,778)	(14,086)	69,058	1,572,609	112,337	153,575
HSBC Emerging Markets Local
Debt Fund - Class I	1,140,336	698,005	(156,109)	(21,751)	96,302	1,756,782	43,748	241,981
Total	$3,758,097	$23,297,900	$(23,385,373)	$(35,837)	$165,360	$3,800,147	$158,466

Moderate Strategy Fund
HSBC U.S. Government Money
Market Fund - Class I*	$741,957	$17,564,136	$(17,959,542)	$—	$—	$346,551	$2,837	346,551
HSBC Emerging Markets
Debt Fund - Class I	1,932,219	113,720	(551,357)	(32,407)	91,094	1,553,270	106,062	151,687
HSBC Emerging Markets Local
Debt Fund - Class I	1,081,130	813,526	(80,877)	(2,175)	75,075	1,886,678	40,830	259,873
Total	$3,755,306	$18,491,382	$(18,591,776)	$(34,582)	$166,169	$3,786,499	$149,729

Conservative Strategy Fund
HSBC U.S. Government Money
Market Fund - Class I*	$192,666	$5,857,748	$(5,906,381)	$—	$—	$144,034	$901	144,034
HSBC Emerging Markets
Debt Fund - Class I	743,366	45,550	(156,030)	(3,427)	26,396	655,855	41,982	64,048
HSBC Emerging Markets Local
Debt Fund - Class I	—	806,936	(8,166)	(7,960)	22,061	812,870	8,583	111,966
Total	$936,032	$6,710,234	$(6,070,577)	$(11,387)	$48,457	$1,612,759	$51,466

Income Strategy Fund
HSBC U.S. Government Money
Market Fund - Class I*	$15,915	$834,960	$(847,341)	$—	$—	$3,534	$71	3,534
HSBC Emerging Markets
Debt Fund - Class I	11,340	14,185	(3,550)	113	779	22,868	1,019	2,233
HSBC Emerging Markets Local
Debt Fund - Class I	—	51,558	(2,316)	(498)	1,190	49,933	575	6,878
Total	$27,255	$900,703	$(853,207)	$(385)	$1,969	$76,335	$1,665
____________________

*	The HSBC U.S. Government Money Market Fund acquired the HSBC Prime Money Market Fund in a tax-free reorganization during the period. The beginning value represents, and the current year activity includes, HSBC Prime Money Market Fund.

38       HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2016 (continued)

5. Investment Transactions:

Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the year ended October 31, 2016 were as follows:

Fund	Purchases ($)	Sales ($)
Aggressive Strategy Fund	6,996,442	8,915,959
Balanced Strategy Fund	13,700,787	19,077,854
Moderate Strategy Fund	11,248,450	14,081,622
Conservative Strategy Fund	3,773,746	5,901,735
Income Strategy Fund	276,110	489,859

6. Federal Income Tax Information:

At October 31, 2016, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
	Tax Cost ($)	Appreciation ($)	Depreciation ($)	(Depreciation) ($)*
Aggressive Strategy Fund	13,328,872	432,176	(294,451)	137,725
Balanced Strategy Fund	34,701,067	861,847	(916,383)	(54,536)
Moderate Strategy Fund	34,181,949	677,670	(623,665)	54,005
Conservative Strategy Fund	14,586,296	270,530	(88,710)	181,820
Income Strategy Fund	892,253	18,157	(5,607)	12,550
____________________

* The difference between book-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

The tax character of dividends paid by the Funds during the tax year ended October 31, 2016 was as follows:

	Dividends paid from
	Ordinary	Net Long Term	Total Taxable	Return of	Total Dividends
	Income ($)	Capital Gains ($)	Dividends ($)	Capital ($)	Paid ($)(1)
Aggressive Strategy Fund	88,292	—	88,292	—	88,292
Balanced Strategy Fund	517,389		517,389	—	517,389
Moderate Strategy Fund	543,527	—	543,527	32,429	575,956
Conservative Strategy Fund	155,574	—	155,574	—	155,574
Income Strategy Fund	7,169	—	7,169	—	7,169
____________________

(1)	Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

HSBC WORLD SELECTION FUNDS       39

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2016 (continued)

The tax character of dividends paid by the Funds during the tax year ended October 31, 2015 was as follows:

	Dividends paid from
	Ordinary	Net Long Term	Total Taxable	Return of	Total Dividends
	Income ($)	Capital Gains ($)	Dividends ($)	Capital ($)	Paid ($)(1)
Aggressive Strategy Fund	944,259	3,560,397	4,504,656	—	4,504,656
Balanced Strategy Fund	2,407,707	6,313,596	8,721,303	—	8,721,303
Moderate Strategy Fund	1,656,456	3,779,497	5,435,953	59,425	5,495,378
Conservative Strategy Fund	485,188	1,289,723	1,774,911	33,032	1,807,943
Income Strategy Fund	10,373	13,955	24,328	4,475	28,803
____________________

(1)	Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of the tax year ended October 31, 2016, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

								Total
	Undistributed	Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
	Ordinary	Tax Exempt	Long Term	Accumulated	Dividends	Capital and Other	Appreciation/	Earnings/
	Income ($)	Income ($)	Capital Gains ($)	Earnings ($)	Payable ($)	Losses ($)	(Depreciation)($)	(Deficit) ($)
Aggressive Strategy Fund	57,764	—	—	57,764	—	(641,552)	137,725	(446,063)
Balanced Strategy Fund	321,739	—	—	321,739	—	(1,514,585)	(54,536)	(1,247,382)
Moderate Strategy Fund	—	—	—	—	—	(932,583)	54,005	(878,578)
Conservative Strategy Fund	3,842	—	—	3,842	—	(367,869)	181,821	(182,206)
Income Strategy Fund	182	—	—	182	—	(20,251)	12,550	(7,519)

As of the tax year ended October 31, 2016, the Funds have net capital loss carryforwards (“CLCFs”) not subject to a expiration as summarized in the tables below. The Board does not intend to authorize a distribution of any realized gain for the Funds until any applicable CLCF has been offset or expires.

	Short Term	Long Term
	Amount($)	Amount($)	Total($)
Aggressive Strategy Fund	31,799	609,753	641,552
Balanced Strategy Fund	79,312	1,435,273	1,514,585
Moderate Strategy Fund	16,653	915,930	932,583
Conservative Strategy Fund	3,007	364,862	367,869
Income Strategy Fund	—	20,251	20,251

40       HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2016 (continued)

Under current law, capital losses and specified ordinary losses realized after October 31 and non-specified ordinary losses incurred after December 31 (ordinary losses collectively known as “late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. As of the tax year ended October 31, 2016, the Funds had no deferred losses.

The amount and character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, and certain distributions), such amounts are reclassified within the composition of net assets; temporary differences (e.g., wash losses and post-October loss deferrals) do not require reclassification. The World Selection Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

On the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows:

	Accumulated
	Net Investment
	Income/(Distributions	Accumulated
	in Excess of Net	Net Realized	Paid-In
	Investment Income) ($)	Gains/(Losses) ($)	Capital ($)
Balanced Strategy Fund	8,115	(8,115)	—
Moderate Strategy Fund	(19,406)	—	19,406
Conservative Strategy Fund	(7,385)	(1,198)	8,583
Income Strategy Fund	(509)	(68)	577

The reclassifications for the Funds relate primarily to non-taxable dividends and the differing treatment of distributions from investments in exchange-traded funds.

7. Investment Risks:

Underlying Funds Risk: The Funds are subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as debt investments risk, including high yield, interest rate and credit risks, equity securities, foreign and emerging markets securities, and real estate securities. These securities are subject to risks specific to their structure, sector or market. In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities. Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

8. Significant Shareholders:

Shareholders, including other funds, individuals, and accounts, as well as the Fund’s investment manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

HSBC WORLD SELECTION FUNDS       41

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2016 (continued)

The following list includes the Funds which had individual shareholder accounts with ownership of voting securities greater than 10% of the total outstanding voting securities but less than 25% and/or accounts with ownership of voting securities greater than 25% of the total outstanding voting securities. Significant transactions by these shareholder accounts may negatively impact the Funds’ performance.

	Number of shareholders	Number of shareholders
	with ownership of voting	with ownership of voting
	securities of the Portfolio	securities of the Portfolio
	greater than 10% and	greater than 25%
	less than 25% of the total	of the total
	Portfolio’s outstanding	Portfolio’s outstanding
Fund	voting securities	voting securities
Aggressive Strategy Fund	—	1
Balanced Strategy Fund	—	1
Moderate Strategy Fund	—	1
Conservative Strategy Fund	—	1
Income Strategy Fund	—	1

9. Significant Holdings:

As of October 31, 2016, the following investments in underlying funds represented more than 25% of the respective World Selection Fund’s net assets. Additional information on the underlying fund, including the audited financials, can be found on the SEC website at http:/www.sec.gov.

		% of Total
Fund	Investment	Investments
Aggressive Strategy Fund	Vanguard 500 Index Fund,
	Admiral Shares	30.0%
Balanced Strategy Fund	Vanguard 500 Index Fund,
	Admiral Shares	25.1%

10. Subsequent Events:

Management has evaluated subsequent events through the date these financial statements were issued. Based on the evaluation, no adjustments or additional disclosures were required to the financial statements as of October 31, 2016.

42       HSBC WORLD SELECTION FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
HSBC Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Aggressive Strategy Fund, Balanced Strategy Fund, Moderate Strategy Fund, Conservative Strategy Fund and Income Strategy Fund (each an HSBC World Selection Fund and a portfolio of HSBC Funds, and hereafter collectively referred to as the “Funds”) as of October 31, 2016, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and transfer agents, provide a reasonable basis for our opinion. The accompanying financial highlights for each of the years or periods ended on or prior to October 31, 2014 were audited by other auditors whose report dated December 23, 2014 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
New York, New York
December 23, 2016

HSBC WORLD SELECTION FUNDS       43

HSBC WORLD SELECTION FUNDS
Other Federal Income Tax Information—as of October 31, 2016 (Unaudited)

For the year ended October 31, 2016, the following percentages of the total ordinary income dividends paid by the World Selection Funds qualify for the corporate dividends received deduction available to corporate shareholders:

Dividends Received Deduction (%)
Aggressive Strategy Fund	93.55
Balanced Strategy Fund	53.42
Moderate Strategy Fund	30.01
Income Strategy Fund	25.56

For the year ended October 31, 2016, dividends paid by the World Selection Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The World Selection Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2016 Form 1099-DIV:

Qualified Dividend Income (%)
Aggressive Strategy Fund	100.00
Balanced Strategy Fund	100.00
Moderate Strategy Fund	97.12
Income Strategy Fund	91.11

44       HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS
Table of Shareholder Expenses—as of October 31, 2016 (Unaudited)

As a shareholder of the World Selection Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or shareholder servicing fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to with the ongoing costs of investing in other mutual funds.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the World Selection Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016 through October 31, 2016.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		5/1/16	10/31/16	5/1/16 - 10/31/16	5/1/16 - 10/31/16
Aggressive Strategy Fund	Class A Shares	$1,000.00	$1,026.80	$7.64	1.50%
	Class B Shares	1,000.00	1,021.90	11.44	2.25%
	Class C Shares	1,000.00	1,022.10	11.44	2.25%
Balanced Strategy Fund	Class A Shares	1,000.00	1,028.40	6.68	1.31%
	Class B Shares	1,000.00	1,024.70	10.33	2.03%
	Class C Shares	1,000.00	1,024.60	10.28	2.02%
Moderate Strategy Fund	Class A Shares	1,000.00	1,023.10	6.71	1.32%
	Class B Shares	1,000.00	1,018.90	10.30	2.03%
	Class C Shares	1,000.00	1,019.10	10.40	2.05%
Conservative Strategy Fund	Class A Shares	1,000.00	1,016.80	7.60	1.50%
	Class B Shares	1,000.00	1,013.00	11.39	2.25%
	Class C Shares	1,000.00	1,012.50	11.38	2.25%
Income Strategy Fund	Class A Shares	1,000.00	1,015.50	5.42	1.07%
	Class B Shares	1,000.00	1,011.40	9.10	1.80%
	Class C Shares	1,000.00	1,011.50	9.10	1.80%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

HSBC WORLD SELECTION FUNDS       45

HSBC WORLD SELECTION FUNDS
Table of Shareholder Expenses—as of October 31, 2016 (Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		5/1/16	10/31/16	5/1/16 - 10/31/16	5/1/16 - 10/31/16
Aggressive Strategy Fund	Class A Shares	$1,000.00	$1,017.60	$7.61	1.50%
	Class B Shares	1,000.00	1,013.83	11.39	2.25%
	Class C Shares	1,000.00	1,013.83	11.39	2.25%
Balanced Strategy Fund	Class A Shares	1,000.00	1,018.55	6.65	1.31%
	Class B Shares	1,000.00	1,014.93	10.28	2.03%
	Class C Shares	1,000.00	1,014.98	10.23	2.02%
Moderate Strategy Fund	Class A Shares	1,000.00	1,018.50	6.70	1.32%
	Class B Shares	1,000.00	1,014.93	10.28	2.03%
	Class C Shares	1,000.00	1,014.83	10.38	2.05%
Conservative Strategy Fund	Class A Shares	1,000.00	1,017.60	7.61	1.50%
	Class B Shares	1,000.00	1,013.83	11.39	2.25%
	Class C Shares	1,000.00	1,013.83	11.39	2.25%
Income Strategy Fund	Class A Shares	1,000.00	1,019.76	5.43	1.07%
	Class B Shares	1,000.00	1,016.09	9.12	1.80%
	Class C Shares	1,000.00	1,016.09	9.12	1.80%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

46       HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS
Board of Trustees and Officers (Unaudited)

MANAGEMENT OF THE TRUST

The following table contains information regarding the HSBC Family of Funds’ Board of Trustees (“Trustees”). The HSBC Family of Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (888) 525-5757.

				Portfolios in	Other
	Position(s)	Term of Office		Fund Complex	Directorships Held
Name,	Held with	and Length of	Principal Occupation(s)	Overseen By	by Trustee
Address, Age	Funds	Time Served	During Past 5 Years	Trustee*	During Past 5 Years
NON-INTERESTED TRUSTEES

MARCIA L. BECK P.O. Box 182845 Columbus, OH 43218-3035 Age: 61	Trustee	Indefinite; 2008 to present	Private Investor (June 1999 – present); Executive Vice President, Prudential Investments (1997 – 1999); President and Trustee, The Goldman Sachs Mutual Funds (1992 – 1996)	21	None

SUSAN C. GAUSE P.O. Box 182845 Columbus, OH 43218-3035 Age: 64	Trustee	Indefinite; 2013 to present	Private Investor (2003 - present); Chief Executive Officer, Dresdner RCM Global Investors and Allianz Dresdner Asset Management (2000 – 2002); Board Member of Dresdner Global Asset Management Board (2000 – 2002); Chief Operating Officer and Senior Managing Director of Dresdner RCM Global Investors (1998 – 2000); Global Chief Financial Officer, Dresdner RCM Global Investors (1996-1998)	21	Met Investors Series Trust and Metropolitan Series Fund

SUSAN S. HUANG P.O. Box 182845 Columbus, OH 43218-3035 Age: 62	Trustee	Indefinite; 2008 to present	Private Investor (2000-present); Senior Vice President, Schroder Investment Management (2001 – 2004); Managing Director, Chase Asset Management (1995-2000)	21	None

THOMAS F. ROBARDS P.O. Box 182845 Columbus, OH 43218-3035 Age: 70	Chairman and Trustee	Indefinite; 2005 to present	Private Investor (2003-present); Partner, Robards & Co. LLC (investment and advisory services) (2005-present); Chief Financial Officer, American Museum of Natural History (2003-2004); Chief Financial Officer, Datek Online Holdings (2000-2003); Previously EVP and CFO Republic New York Corporation (1976-2000)	21	Ellington Financial LLC (NYSE listed financial services); Ellington Residential Mortgage REIT (NYSE listed real estate investment trust); Overseas Shipholding Group (OSG) (NYSE listed company)

INTERESTED TRUSTEE

DEBORAH HAZELL 452 Fifth Avenue New York NY 10018 Age: 53	Trustee	Indefinite; 2011 to present	CEO, HSBC Global Asset Management (USA) Inc. (2011-present); President and CEO, Fisher Francis Trees & Watts (“FFTW”) (investment advisor) (2008-2011); Client Service, Business Development and Marketing Group, FFTW (1999-2008)	21	None
____________________

*	Includes all series of the HSBC Funds.

HSBC WORLD SELECTION FUNDS       47

HSBC WORLD SELECTION FUNDS
Board of Trustees and Officers (Unaudited) (continued)

	Position(s) Held	Term of Office and	Principal Occupation(s)
Name, Address, Age	Funds	Length of Time Served	During Past 5 Years
OFFICERS

RICHARD A. FABIETTI 452 Fifth Avenue New York, NY 10018 Age: 58	President	One year; 2004 to present	Senior Vice President, HSBC Global Asset Management (USA) Inc. (1998 - present)

JAMES D. LEVY 452 Fifth Avenue New York, NY 10018 Age: 53	Vice President	One year; 2014 to present	Vice President, Product Management, HSBC Global Asset Management (USA) Inc. (2014 – present); Vice President, Mutual Funds Product Development, GE Asset Management Inc. (2007 – 2014)

SCOTT RHODES* 3435 Stelzer Road Columbus, OH 43219-3035 Age: 57	Treasurer	One year; 2014 to present	Senior Vice President, Citi Fund Services (2010 - present)

IOANNIS TZOUGANATOS* 100 Summer Street, Suite 1500 Boston, MA 02110 Age: 40	Secretary	One Year; 2015 to present	Vice President, Regulatory Administration, Citi Fund Services (2008-present)

CHARLES BOOTH* 3435 Stelzer Road Columbus, OH 43219-3035 Age: 56	Chief Compliance Officer	One year; 2015 to present	Director and Compliance Officer, CCO Services, Citi Fund Services (1988 - present)
____________________

*	Mr. Rhodes, Mr. Tzouganatos, and Mr. Booth also are officers of other investment companies of which Citi (or an affiliate) is the administrator or sub-administrator.

48        HSBC WORLD SELECTION FUNDS

Other Information (Unaudited):

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Securities and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HSBC WORLD SELECTION FUNDS       49

HSBC FAMILY OF FUNDS: INVESTMENT ADVISER AND ADMINISTRATOR HSBC Global Asset Management (USA) Inc. 452 Fifth Avenue New York, NY 10018

SHAREHOLDER SERVICING AGENTS

For HSBC Bank USA, N.A. and
HSBC Securities (USA) Inc. Clients

HSBC Bank USA, N.A.
452 Fifth Avenue
New York, NY 10018
1-888-525-5757

For All Other Shareholders

HSBC Funds
P.O. Box 8106
Boston, MA 02266-8106
1-800-782-8183

TRANSFER AGENT

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, MA 02169

DISTRIBUTOR

Foreside Distribution Services, L.P.
690 Taylor Road, Suite 150
Gahanna, OH 43230

CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

LEGAL COUNSEL

Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Investment products:
ARE NOT A BANK DEPOSIT OR OBLIGATION OF THE BANK OR ANY OF ITS AFFILIATES	ARE NOT FDIC INSURED	ARE NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
ARE NOT GUARANTEED BY THE BANK OR ANY OF ITS AFFILIATES		MAY LOSE VALUE

Investment products are offered by HSBC Securities (USA) Inc. (HSI), member NYSE/FINRA/SIPC. HSI is an affiliate of HSBC Bank USA, N.A. Investment products: Are not a deposit or other obligation of the bank or any of its affiliates; Not FDIC insured or insured by any federal government agency of the United States; Not guaranteed by the bank or any of its affiliates; and are subject to investment risk, including possible loss of principal invested.

Investors should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The prospectus contains this and other important information about the investment company. For clients of HSBC Securities (USA) Inc., please call 1-888-525-5757 for more information. For other investors and prospective investors, please call the Funds directly at 1-800-782-8183 or visit our website at www.investorfunds.us.hsbc.com. Investors should read the prospectus carefully before investing or sending money.

HSB-AR-WS-1216	12/16

HSBC Global Asset Management (USA) Inc.

HSBC Funds
Annual Report
October 31, 2016

EQUITY FUNDS	Class A	Class B	Class C	Class I
HSBC Opportunity Fund	HSOAX	HOPBX	HOPCX	RESCX

HSBC Family of Funds
Annual Report - October 31, 2016

Glossary of Terms	2
Commentary From the Investment Manager	3
Portfolio Reviews	4
Statements of Assets and Liabilities	6
Statements of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	10
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	20
Table of Shareholder Expenses	21

HSBC Portfolios
Portfolio Composition	23

Schedules of Portfolio Investments
HSBC Opportunity Portfolio	24
Statements of Assets and Liabilities	26
Statements of Operations	27
Statements of Changes in Net Assets	28
Financial Highlights	29
Notes to Financial Statements	30
Report of Independent Registered Public Accounting Firm	35
Table of Shareholder Expenses	36
Board of Trustees and Officers	37
Other Information	39

Glossary of Terms

Bloomberg Barclays U.S. Corporate High-Yield Index covers the USD-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes Emerging Markets debt.

Bloomberg Barclays Emerging Markets USD Aggregate Index is a flagship hard currency Emerging Markets debt benchmark that includes fixed and floating-rate US dollar-denominated debt issued from sovereign, quasi-sovereign, and corporate EM issuers.

Bloomberg Barclays Euro Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, euro-denominated, fixed-rate bond market, including treasuries, government-related, corporate, and securitized issues.

Bloomberg Barclays Global Aggregate Index is a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

Bloomberg Barclays Global High Yield Index is a multi-currency flagship measure of the global high-yield debt market. The index represents the union of the U.S. High Yield, the Pan-European High Yield, and Emerging Markets (EM) Hard Currency High Yield Indices. The high yield and emerging markets sub-components are mutually exclusive.

Bloomberg Barclays U.S. Aggregate Bond Index is an index that is generally representative of investment-grade, USD-denominated, fixed-rate debt issues, taxable bond market, including Treasuries, government-related and corporate securities, asset-backed, mortgage-backed and commercial mortgage-backed securities, with maturities of at least one year.

Gross Domestic Product (“GDP”) is the value of goods and services produced in a given country in a given year.

Lipper Mid-Cap Growth Funds Average is an equally weighted average of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity large-cap floor. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

MSCI Brazil Index measures the performance of the large- and mid-cap segments of the Brazilian market. With 60 constituents, the index covers about 85% of the Brazilian equity universe.

MSCI Emerging Markets (“MSCI EM”) Index is an index that captures the large- and mid-cap representation across 23 emerging markets countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

MSCI Europe Australasia and Far East (“MSCI EAFE”) Index is an equity index which captures the large- and mid-cap representation across developed markets countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK (excluding the US and Canada).

MSCI Golden Dragon Index captures the equity market performance of large- and mid-cap China securities (H shares, B shares, Red- Chips and P-Chips) and non-domestic China securities listed in Hong Kong and Taiwan.

MSCI World Index is part of a broad global equity benchmark that represents large- and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country and MSCI World benchmark does not offer exposure to emerging markets.

Russell 2500™ Growth Index is an index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor’s 500 (“S&P 500”) Index is an index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities.

Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Securities indices are unmanaged and assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

2       HSBC FAMILY OF FUNDS

Commentary From the Investment Manager
HSBC Global Asset Management (USA) Inc.

Global Economic Review

The global economy remained resilient over the 12 month period from November 1, 2015, through October 31, 2016, even as a wide range of developments challenged its stability and exposed weaknesses.

Concern about slowing global economic growth was a central theme early in the period, as low commodity prices and weak economic data in major developed economies dragged on equity markets. Conditions improved in mid-February 2016, however, as oil prices rose and the Chinese economy showed signs of stabilization. Supportive monetary policies from the European Central Bank (ECB) and several other central banks also helped send stocks higher. The U.K.’s June Brexit referendum shocked global markets, but a swift recovery reversed losses in most markets before the end of the period.

In December 2015, the U.S. Federal Reserve raised its federal funds rate 25 basis points (0.25%) from a target range of 0.00% to 0.25% to a range of 0.25% to 0.50%. The Fed then adopted a more “dovish” outlook in 2016, softening its rate-hiking stance and postponing further rate increases.

U.S. gross domestic product growth (GDP1) slowed in the first three quarters of the period. Preliminary estimates point to more rapid but still modest growth in the third quarter of 2016. Economic data in the U.S. was mixed for much of the 12-month period, with positive signs of general health in the labor and housing markets.

European economies saw steady but slow growth. Quarterly GDP growth in the euro zone peaked at 0.5% during the period as improving labor markets, rising personal consumption and increasing manufacturing activity were offset by political uncertainty and weak global demand. The ECB maintained its accommodative monetary policy and implemented new stimulus measures that included broad interest rate cuts and incentives for banks to lend.

In the first few months of the period, Chinese industrial overcapacity drove down demand and prices for commodities, helping extend a multi-year slump in the asset class that began in 2014. Commodities-dependent countries such as Russia and Brazil were particularly vulnerable in this environment. However, this dynamic shifted early in 2016 as commodities began to recover and trended upwards for the remainder of the period.

The Bank of Japan shifted strategies in September after several years of quantitative easing, launching a new plan to maintain long-term interest rate targets. The new tactic was preceded one month earlier by President Shinzo Abe’s announcement of new stimulus measures valued at $276 billion.

Rising prices for oil and other commodities, such as iron ore, provided a boost to many emerging economies in early 2016, including Russia and Brazil. Yet the Russian economy continued to experience meager growth in the wake of heightened Western sanctions. Meanwhile, the Brazilian economy struggled with a recession and ongoing political turmoil and the impeachment trial of President Dilma Rousseff. Brazilian equities still managed to post strong gains in the final months of the period as Rousseff’s successor, Michel Temer, introduced a market-friendly economic program.

Global inflation remained low during the period. A strong U.S. dollar encouraged U.S. imports and discouraged exports. The strong dollar also created a challenging environment for countries that hold high levels of debt denominated in the U.S. dollar, such as Mexico and Turkey.

Market Review

Global equity delivered mixed results for the period. Stocks lost ground twice early in the period: once during the first four months of the period and then again after the June Brexit vote. Equity markets rebounded after both market corrections, and by early September, some major equity indexes were hitting 52-week highs.

Emerging market equities outperformed developed market equities in three of the four quarters during the period and for the period overall. The strong performance for these stocks was fueled by rising commodity prices, accommodative monetary policy, and a return to risk-on sentiment among investors attracted by long-term growth prospects and attractive valuations. The MSCI Emerging Market Index1 returned 9.27% over the period while the MSCI EAFE Index1 of international stocks in developed markets returned -3.23% and the MSCI World Index1 returned 1.18%.

Brazilian stocks soared during the period, with the MSCI Brazil Index1 gaining more than 71.23% on that nation’s new economic plan. Asian emerging market gains were less dramatic, with the MSCI Golden Dragon Index1 of large- and mid-cap securities in China, Hong Kong, and Taiwan climbing 6.96%.

U.S. equities posted modest gains during the period; the S&P 500 Index1 of large-company stocks returned 4.51%. U.S. economic fundamentals generally improved throughout the period.

Japanese stocks declined during the first half of the period and plummeted after the June Brexit vote, only to rebound strongly enough to end the period with a modest gain. European stocks lost ground overall during the period.

The low-rate environment supported prices on U.S. government and corporate issues for much of the 12-month period. Rates on U.S. Treasuries rose modestly from early July 2016 through the end of the period in response to improving economic data and increasingly hawkish commentary from the Fed.

The Bloomberg Barclays U.S. Aggregate Bond Index1, which tracks the broad U.S. investment-grade fixed income market, returned 4.37% for the 12-month period through October 31, 2016. Meanwhile the Bloomberg Barclays U.S. Corporate High-Yield Index1 gained 10.14% during the same time.

Global fixed income markets posted significant gains during the period as well. The Bloomberg Barclays Global Aggregate Index1 gained 6.44% for the 12-month period through October 31, 2016, while the Bloomberg Barclays Global High Yield Index1 gained 9.83%.

Fixed income markets in Europe posted modest gains for the period. Increased monetary stimulus from the ECB supported demand for high-yield bonds, helping fixed income markets stabilize in the aftermath of the Brexit vote. The Bloomberg Barclays Euro Aggregate Bond Index1 returned 3.72%.

Emerging markets debt rallied during the period as investors became increasingly tolerant of risk in search of yield and returns. The Bloomberg Barclays Emerging Markets USD Aggregate Index1 returned 10.23% during the 12-month period.

1      For additional information, please refer to the Glossary of Terms.

HSBC FAMILY OF FUNDS       3

Portfolio Reviews (Unaudited)
HSBC Opportunity Fund (Class A Shares, Class B Shares, Class C Shares and Class I Shares)

by William A. Muggia, Committee Lead/Portfolio Manager
Ethan J. Myers, CFA, Portfolio Manager
John M. Montgomery, Portfolio Manager
Hamlen Thompson, Portfolio Manager
Bruce N. Jacobs, CFA, Portfolio Manager
Westfield Capital Management Company, L.P.

The HSBC Opportunity Fund (the “Fund”) seeks long-term growth of capital by investing, under normal market conditions, primarily in equity securities of small- and mid-cap companies. Small- and mid-cap companies generally are defined as those that have market capitalizations within the range of market capitalizations represented in the Russell 2500™ Growth Index1. The Fund may also invest in equity securities of larger, more established companies and may invest up to 20% of its assets in securities of foreign companies. The Fund employs a two-tier structure, commonly referred to as a “master-feeder” structure, in which the Fund invests all of its investable assets in the HSBC Opportunity Portfolio (the “Portfolio”). The Portfolio employs Westfield Capital Management Company, L.P. as its subadviser.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

Small- to mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

The growth investment style may fall out of favor in the marketplace and result in significant declines in the value of the Portfolio’s securities. Securities of companies considered to be growth investments may have rapid price swings in the event of earnings disappointments or during periods of market, political, regulatory and economic uncertainty.

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency and exchange rates.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the year ended October 31, 2016, the Class I Shares of the HSBC Opportunity Fund produced a -3.28% total return, and the Class A Shares of the Fund produced a -3.87% total return (without sales charge). The Russell 2500™ Growth Index1, the Fund’s primary performance benchmark, and the Lipper Mid-Cap Growth Funds Average1 returned 0.00% and -0.86%, respectively.

Portfolio Performance

After a period of prolonged gains from 2011 through the middle of 2015, U.S. equity markets began to show signs of duress during the reporting period. The period witnessed two major corrections, during the first six weeks of the year and again in June. In both cases, investors sought refuge in the most defensive, bond-like segments of the U.S. equity market, such as the real estate, utilities and telecom sectors—high-valuation areas of the market to which the Fund has limited exposure given, what we believe are, lofty valuations and lower growth potential.†

More typical market conditions emerged after both corrections, where stock prices followed fundamentals and earnings and valuations were once again rewarded. Investors shifted their attention to more growth-oriented information technology and industrial companies, with those sectors outperforming others for the period. The Fund’s return benefited from positive performance across a number of sectors, with the largest contributions stemming from the health care and real estate sectors.†

The materials, industrials and information technology sectors were the largest detractors from the Fund’s relative results, leading to underperformance against the Fund’s primary benchmark. In particular, the Fund’s limited exposure to the materials sector, one of the market’s best performers during the period, dragged on relative performance. Investors sought counter-cyclical stocks within that sector, which are typically viewed as safe havens in weaker markets. However, these stocks did not fit the investment profile of the portfolio, and the Fund’s only exposure to the sector continued to be in the chemical industry. Stock selection within the specialty chemicals sub-industry was in fact the biggest source of relative underperformance.†

Stock selection in the health care sector, particularly within the Fund’s biotechnology and life sciences holdings, was the largest positive contributor to relative results. The Fund’s investments in the financials, consumer staples, telecommunications, and real estate sectors also boosted relative returns.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

4       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Opportunity Fund

The charts above represent a historical 10-year performance comparison of a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual			Expense
Fund Performance		Total Return (%)			Ratio (%)[5]
	Inception
As of October 31, 2016	Date	1 Year	5 Year	10 Year	Gross	Net
HSBC Opportunity Fund Class A1	9/23/96	-8.64	8.40	7.45	1.84	1.65
HSBC Opportunity Fund Class B2	1/6/98	-8.36	8.71	7.51	2.59	2.40
HSBC Opportunity Fund Class C3	11/4/98	-5.46	8.70	7.61	2.59	2.40
HSBC Opportunity Fund Class I†	9/3/96	-3.28	10.08	8.46	0.99	0.99
Russell 2500™ Growth Index[4]	—	0.00	11.71	7.72	N/A	N/A
Lipper Mid-Cap Growth Funds Average[4]	—	-0.86	10.32	6.65	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through June 25, 2017 for Class A Shares, Class B Shares and Class C Shares.

Certain returns shown include monies received by the Portfolio, in which the Fund invests, in respect of one-time class action settlements and a one-time reimbursement from HSBC Global Asset Management (USA) Inc. (the “Adviser”) to the Fund related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolio and the Fund not received the payments.

†	The Class I Shares are issued by a separate series of the HSBC Funds.
1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	For additional information, please refer to the Glossary of Terms.
5	Reflects the expense ratios as reported in the prospectus dated February 28, 2016. The Adviser has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies other than the Portfolio) to an annual rate of 1.65%, 2.40%, and 2.40% for Class A Shares, Class B Shares, and Class C Shares, respectively. The expense limitation shall be in effect until June 25, 2017. Additional information pertaining to the October 31, 2016 expense ratios can be found in the financial highlights.
The Fund’s performance is measured against the Russell 2500™ Growth Index, an unmanaged index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The performance for the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       5

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities—as of October 31, 2016

		Opportunity
	Opportunity	Fund
	Fund	(Class I)
Assets:
Investments in Affiliated Portfolio	$9,827,032	$141,400,967
Receivable for capital shares issued	5,198	34,496
Receivable from Investment Adviser	25,490	—
Prepaid expenses	6,651	29,856
Total Assets	9,864,371	141,465,319

Liabilities:
Payable for capital shares redeemed	12,128	363,239
Accrued expenses and other payables:
Administration	163	2,372
Distribution fees	386	—
Shareholder Servicing	2,459	—
Accounting	1,635	775
Professional	9,868	11,768
Printing	1,014	14,764
Transfer Agent	10,948	9,100
Other	574	2,163
Total Liabilities	39,175	404,181
Net Assets	$9,825,196	$141,061,138

Composition of Net Assets:
Capital	$8,509,694	$123,229,935
Accumulated net investment income/(loss)	(79,658)	(332,204)
Accumulated net realized gains/(losses) from investments	1,023,036	12,584,643
Net unrealized appreciation / (depreciation) on investments	372,124	5,578,764
Net Assets	$9,825,196	$141,061,138

Net Assets:
Class A Shares	$9,275,515	$—
Class B Shares	74,570	—
Class C Shares	475,111	—
Class I Shares	—	141,061,138
Total	$9,825,196	$141,061,138

Shares Outstanding:
($0.001 par value, unlimited number of shares authorized):
Class A Shares	932,711	—
Class B Shares	11,097	—
Class C Shares	67,960	—
Class I Shares	—	10,628,939

Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$9.94	$—
Class B Shares(a)	$6.72	$—
Class C Shares(a)	$6.99	$—
Class I Shares	$—	$13.27
Maximum Sales Charge:
Class A Shares	5.00%	—%
Maximum Offering Price per share
(Net Asset Value / (100%-maximum sales charge))
Class A Shares	$10.46	$—
____________________

(a)	Redemption price per share varies by length of time shares are held.

6 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Operations—For the year ended October 31, 2016

		Opportunity
	Opportunity	Fund
	Fund	(Class I)
Investment Income:
Investment Income from Affiliated Portfolio	$121,097	$1,796,855
Expenses from Affiliated Portfolio	(122,410)	(1,818,792)
Total Investment Income / (Loss)	(1,313)	(21,937)

Expenses:
Administration:
Class A Shares	2,764	—
Class B Shares	22	—
Class C Shares	139	—
Class I Shares	—	43,175
Distribution:
Class B Shares	762	—
Class C Shares	4,872	—
Shareholder Servicing:
Class A Shares	31,768	—
Class B Shares	254	—
Class C Shares	1,624	—
Accounting	19,053	9,026
Compliance Services	137	2,086
Printing	14,354	75,261
Professional	16,673	41,924
Transfer Agent	49,014	45,524
Administrative Services	6,266	31,016
Trustee	665	4,559
Registration fees	21,787	17,463
Other	1,161	13,268
Total expenses before fee and expense reductions	171,315	283,302
Fees voluntarily reduced/reimbursed by Investment Adviser	(13,693)	—
Fees contractually reduced/reimbursed by Investment Adviser	(62,736)	—
Net Expenses	94,886	283,302

Net Investment Income/(Loss)	(96,199)	(305,239)

Realized/Unrealized Gains/(Losses) from Investments:
Net realized gains/(losses) from investments from Affiliated Portfolio	1,215,936	13,908,190
Change in unrealized appreciation/depreciation on investments from Affiliated Portfolio	(1,855,077)	(20,296,364)

Net realized/unrealized gains (losses) on investments from Affiliated Portfolio	(639,141)	(6,388,174)
Change in Net Assets Resulting from Operations	$(735,340)	$(6,693,413)

See notes to financial statements.	HSBC FAMILY OF FUNDS 7

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets

	Opportunity Fund		Opportunity Fund (Class I)
	For the year	For the year	For the year	For the year
	ended	ended	ended	ended
	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015
Investment Activities:
Operations:
Net investment income/(loss)	$(96,199)	$(169,900)	$(305,239)	$(656,425)
Net realized gains/(losses) from investments	1,215,936	(126,642)	13,908,190	(1,250,197)
Change in unrealized appreciation/depreciation
on investments	(1,855,077)	(71,319)	(20,296,364)	(3,000,512)
Change in net assets resulting from operations	(735,340)	(367,861)	(6,693,413)	(4,907,134)

Distributions:
Net realized gains:
Class A Shares	—	(3,049,523)	—	—
Class B Shares	—	(79,546)	—	—
Class C Shares	—	(180,411)	—	—
Class I Shares	—	—	—	(42,957,976)
Change in net assets resulting from distributions	—	(3,309,480)	—	(42,957,976)
Change in net assets resulting from
capital transactions	(7,035,888)	4,007,938	(72,091,064)	62,474,171
Change in net assets	(7,771,228)	330,597	(78,784,477)	14,609,061

Net Assets:
Beginning of period	17,596,424	17,265,827	219,845,615	205,236,554
End of period	$9,825,196	$17,596,424	$141,061,138	$219,845,615
Accumulated net investment income (loss)	$(79,658)	$(160,996)	$(332,204)	$(617,681)

8 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Opportunity Fund		Opportunity Fund (Class I)
	For the year	For the year	For the year	For the year
	ended	ended	ended	ended
	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$2,138,113	$5,620,192	$—	$—
Dividends reinvested	—	3,006,950	—	—
Value of shares redeemed	(8,758,224)	(4,754,026)	—	—
Class A Shares capital transactions	(6,620,111)	3,873,116	—	—

Class B Shares:
Dividends reinvested	—	79,546	—	—
Value of shares redeemed	(95,023)	(157,482)	—	—
Class B Shares capital transactions	(95,023)	(77,936)	—	—

Class C Shares:
Proceeds from shares issued	200	169,225	—	—
Dividends reinvested	—	180,411	—	—
Value of shares redeemed	(320,954)	(136,878)	—	—
Class C Shares capital transactions	(320,754)	212,758	—	—

Class I Shares:
Proceeds from shares issued	—	—	46,455,601	53,094,557
Dividends reinvested	—	—	—	42,818,632
Value of shares redeemed	—	—	(118,546,665)	(33,439,018)
Class I Shares capital transactions	—	—	(72,091,064)	62,474,171
Change in net assets resulting from capital transactions	$(7,035,888)	$4,007,938	$(72,091,064)	$62,474,171

SHARE TRANSACTIONS:
Class A Shares:
Issued	226,608	501,383	—	—
Reinvested	—	276,374	—	—
Redeemed	(899,384)	(428,289)	—	—
Change in Class A Shares	(672,776)	349,468	—	—

Class B Shares:
Reinvested	—	10,677	—	—
Redeemed	(14,246)	(20,497)	—	—
Change in Class B Shares	(14,246)	(9,820)	—	—

Class C Shares:
Issued	29	20,593	—	—
Reinvested	—	23,278	—	—
Redeemed	(44,801)	(14,948)	—	—
Change in Class C Shares	(44,772)	28,923	—	—

Class I Shares:
Issued	—	—	3,513,118	3,581,286
Reinvested	—	—	—	2,979,724
Redeemed	—	—	(8,909,863)	(2,286,235)
Change in Class I Shares	—	—	(5,396,745)	4,274,775

See notes to financial statements.	HSBC FAMILY OF FUNDS 9

HSBC OPPORTUNITY FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Distributions						Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains/ (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000's)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover (c)
CLASS A SHARES
Year Ended October 31, 2016	$10.34	$(0.07)	$(0.33)	$(0.40)	$—	$—	$—	$9.94	(3.87)%		$9,276	1.55%	(0.66)%	2.11%	96%
Year Ended October 31, 2015	12.83	(0.10)	(0.07)	(0.17)	—	(2.32)	(2.32)	10.34	(2.21)%		16,593	1.55%	(0.86)%	1.84%	63%
Year Ended October 31, 2014	12.78	(0.13)	1.53	1.40	—	(1.35)	(1.35)	12.83	11.57%		16,110	1.55%	(1.04)%	1.86%	66%
Year Ended October 31, 2013	10.13	(0.06)	3.34	3.28	—	(0.63)	(0.63)	12.78	34.02	%(d)	14,259	1.55%	(0.49)%	2.01%	70%
Year Ended October 31, 2012	10.63	(0.05)	1.11	1.06	—	(1.56)	(1.56)	10.13	12.08	%(d)	10,204	1.55%	(0.51)%	2.20%	59%
CLASS B SHARES
Year Ended October 31, 2016	7.04	(0.09)	(0.23)	(0.32)	—	—	—	6.72	(4.55)%		75	2.30%	(1.41)%	2.86%	96%
Year Ended October 31, 2015	9.51	(0.13)	(0.02)	(0.15)	—	(2.32)	(2.32)	7.04	(2.90)%		178	2.30%	(1.61)%	2.60%	63%
Year Ended October 31, 2014	9.87	(0.16)	1.15	0.99	—	(1.35)	(1.35)	9.51	10.74%		334	2.30%	(1.74)%	2.60%	66%
Year Ended October 31, 2013	8.01	(0.11)	2.60	2.49	—	(0.63)	(0.63)	9.87	33.10	%(d)	480	2.30%	(1.24)%	2.77%	70%
Year Ended October 31, 2012	8.80	(0.10)	0.87	0.77	—	(1.56)	(1.56)	8.01	11.15	%(d)	499	2.30%	(1.25)%	2.99%	59%
CLASS C SHARES
Year Ended October 31, 2016	7.32	(0.10)	(0.23)	(0.33)	—	—	—	6.99	(4.51)%		475	2.30%	(1.41)%	2.88%	96%
Year Ended October 31, 2015	9.80	(0.13)	(0.03)	(0.16)	—	(2.32)	(2.32)	7.32	(2.93)%		825	2.30%	(1.61)%	2.62%	63%
Year Ended October 31, 2014	10.14	(0.17)	1.18	1.01	—	(1.35)	(1.35)	9.80	10.64%		822	2.30%	(1.77)%	2.61%	66%
Year Ended October 31, 2013	8.21	(0.11)	2.67	2.56	—	(0.63)	(0.63)	10.14	33.15	%(d)	711	2.30%	(1.21)%	2.76%	70%
Year Ended October 31, 2012	8.98	(0.10)	0.89	0.79	—	(1.56)	(1.56)	8.21	11.14	%(d)	545	2.30%	(1.19)%	3.03%	59%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Opportunity Portfolio.
(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets. Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	The Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.10% and 0.13% for the years ended October 31, 2012 and 2013, respectively.
Amounts designated as “-” are $0.00 or have been rounded to $0.00.

10 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC OPPORTUNITY FUND (CLASS I)
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Distributions						Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains/ (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000's)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover (c)
CLASS I SHARES
Year Ended October 31, 2016	$13.72	$(0.02)	$(0.43)	$(0.45)	$—	$—	$—	$13.27	(3.28)%		$141,061	1.03%	(0.15)%	1.03%	96%
Year Ended October 31, 2015	17.47	(0.05)	(0.08)	(0.13)	—	(3.62)	(3.62)	13.72	(1.69)%		219,846	0.99%	(0.30)%	0.99%	63%
Year Ended October 31, 2014	17.27	(0.08)	2.07	1.99	(0.04)	(1.75)	(1.79)	17.47	12.16%		205,237	1.00%	(0.49)%	1.00%	66%
Year Ended October 31, 2013	13.40	0.01	4.47	4.48	—	(0.61)	(0.61)	17.27	34.70	%(d)	208,321	0.99%	0.07%	0.99%	70%
Year Ended October 31, 2012	14.02	(0.01)	1.46	1.45	—	(2.07)	(2.07)	13.40	12.50	%(d)	135,098	1.08%	(0.01)%	1.08%	59%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Opportunity Portfolio.
(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets. Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	The Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.10% and 0.13% for the years ended October 31, 2012 and 2013, respectively.
Amounts designated as “-” are $0.00 or have been rounded to $0.00.

See notes to financial statements.	HSBC FAMILY OF FUNDS 11

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2016

1. Organization:

The HSBC Funds (the “Trust”), a Delaware statutory trust organized on March 2, 2016, is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Effective June 24, 2016, the Funds (as defined below), which were series of HSBC Funds, a Massachusetts business trust, reorganized with and into corresponding series of the Trust (each, a “Reorganization”). The series of the Trust into which the Funds reorganized had no assets, liabilities, or operations prior to the Reorganization. Upon completion of each Reorganization, the respective share classes of each Fund assumed the performance, financial and other historical information of those of the corresponding predecessor series. As of October 31, 2016, the Trust is composed of 19 separate operational funds, each a series of the HSBC Family of Funds. For financial reporting purposes, Opportunity Fund that was formerly a series of Advisor Trust prior to the Reorganization, formerly referred to as Opportunity Fund (Advisor), is referred to as Opportunity Fund (Class I). The accompanying financial statements are presented for the following two funds (individually a “Fund”, collectively the “Funds”) of the Trust:

Fund	Short Name
HSBC Opportunity Fund	Opportunity Fund
HSBC Opportunity Fund (Class I)	Opportunity Fund (Class I)

All the Funds are diversified funds. Financial statements for all other funds of the Trust are published separately.

Each Fund utilizes a master-feeder fund structure and seeks to achieve its investment objectives by investing all of its investable assets in the HSBC Opportunity Portfolio (the “Portfolio”), which is a diversified series of the Trust. The Portfolio operates as a master fund in a master-feeder arrangement and also may receive investments from certain fund of funds. The Funds’ proportionate ownership of the Portfolio as of October 31, 2016 was as follows:

Proportionate
Ownership
Interest on
Fund	October 31, 2016 (%)
HSBC Opportunity Fund	6.5
HSBC Opportunity Fund (Class I)	93.5

The financial statements of the Portfolio, including the Schedules of Portfolio Investments, are included elsewhere in this report. The financial statements of the Portfolio should be read in conjunction with the financial statements of the Funds.

The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $ 0.001 per share. The Opportunity Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares. The Opportunity Fund (Class I) offers one class of shares: Class I Shares. Class A Shares of the Opportunity Fund have a maximum sales charge of 5.00% as a percentage of the original purchase price. Class B Shares of the Opportunity Fund are offered without any front-end sales charge but will be subject to a contingent deferred sales charge (“CDSC”) ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the Opportunity Fund are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. No sales charges are assessed with respect to Class I Shares of the Opportunity Fund. Each class of shares in the Funds has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing and/or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. Class B Shares of the Opportunity Fund may no longer be purchased or acquired by any new or existing Class B shareholder, except through dividend and/or capital gains reinvestment.

Under the Trust’s organizational documents, the Trust’s officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust enters into contracts with service providers, which also provide for indemnifications by

12       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2016 (continued)

the Funds. The Funds’ maximum exposure under these arrangements is unknown, as this would involve any future claims that may be made against the Funds. However, based on experience, the Trust expects that risk of loss to be remote.

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.”

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Investment Transactions and Related Income:

The Funds record investment transactions to the Portfolio on a trade date basis. The Funds record daily their proportionate share of income, expenses, changes in unrealized appreciation and depreciation and realized gains and losses derived from the Portfolio. In addition, the Funds accrue their own expenses daily as incurred.

Allocations:

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the applicable series within the Trust in relation to the net assets of each fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Distributions to Shareholders:

Dividends to shareholders from net investment income, if any, are declared and distributed semiannually in the case of the Funds.

The Funds’ net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

Federal Income Taxes:

Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken. Management’s conclusions may be subject to future review based on changes in, or interpretation of, accounting standards or tax laws and regulations.

HSBC FAMILY OF FUNDS       13

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2016 (continued)

3. Investment Valuation Summary

The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The Funds’ investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

●	Level 1: quoted prices in active markets for identical assets

●	Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

●	Level 3: significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust’s policy is to disclose transfers between fair value hierarchy levels based on valuations at the end of the reporting period. There were no transfers between levels as of October 31, 2016, from the valuation input levels used on October 31, 2015. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The Funds record their investments in the Portfolio at fair value, which represents their proportionate ownership of the value of the Portfolio’s net assets. These investments are typically categorized as Level 2 in the fair value hierarchy. The underlying securities of the Portfolio are recorded at fair value, as discussed more fully in the Notes to Financial Statements of the Portfolio included elsewhere in this report.

As of October 31, 2016, all investments were categorized as Level 2 in the fair value hierarchy.

4. Related Party Transactions and Other Agreements and Plans:

Investment Management:

HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly-owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Portfolio. As Investment Adviser, HSBC manages the investments of the Portfolio and continuously reviews, supervises, and administers the Portfolio’s investments. The Funds are not directly charged any investment management fees.

Administration:

HSBC also serves the Funds as Administrator. Effective April 1, 2016, under the terms of the Administration Agreement, HSBC receives from the Funds (as well as other funds in the Trust combined) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate (%)
Up to $10 billion	0.0400
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0265
In excess of $50 billion	0.0245

14       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2016 (continued)

Prior to April 1, 2016, for these services, HSBC received from the Funds (as well as other funds in the Trust combined) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate (%)
Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trust. For the year ended October 31, 2016, the effective annualized rate was 0.04%, prior to any fee waivers or expense reimbursements, based on the average daily net assets of the Trust. The total administration fee paid to HSBC is allocated to each series based upon its proportionate share of the aggregate net assets of the Trust. For assets invested in the Portfolio by the Funds, the Portfolio pays half of the administration fee and the Funds pay half, for a combination of the total fee rate as set forth above.

Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trust’s Sub-Administrator, subject to the general supervision by the Trust’s Board of Trustees (the “Board”) and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new funds, minus 0.02% which is retained by HSBC.

Under a Compliance Services Agreement between the Trust and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Trust’s Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trust’s compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trust paid Citi $304,597 for the year ended October 31, 2016, plus reimbursement of certain out-of-pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

Distribution Arrangements:

Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trust as Distributor (the “Distributor”). The Trust, has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan”) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00% and 1.00% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%) and Class C Shares (currently charging 0.75%) of the Opportunity Fund, respectively. For the year ended October 31, 2016, Foreside, as Distributor, also received $64,049 in commissions from sales of the Trust, of which $97 was reallocated to HSBC-affiliated brokers and dealers.

Shareholder Servicing:

The Trust has adopted a Shareholder Services Plan, which provides for payments to shareholder servicing agents for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.25% of the average daily net assets of Class A Shares, Class B Shares, and Class C Shares of the Opportunity Fund. The fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan will not exceed in the aggregate 0.50% of the average daily net assets of Class A Shares, and 1.00% of the average daily net assets of Class B Shares and Class C Shares.

HSBC FAMILY OF FUNDS       15

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2016 (continued)

The Trust has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Opportunity Fund under which the Opportunity Fund will pay all or a portion of such fees earned to financial intermediaries for performing such services.

Fund Accounting and Transfer Agency:

Citi provides fund accounting services for each Fund. As fund accountant, Citi receives an annual fee per Fund and share class, subject to minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. Citi receives additional fees paid by the Trust for regulatory administration services. Effective July 16, 2016, the transfer agency services were converted from FIS Investor Services, LLC (“FIS”) (formerly SunGard Investor Services LLC) to Boston Financial Data Services, Inc. (“BFDS”) under a separate transfer agency services agreement. As transfer agent, BFDS receives a fee based on the number of funds and shareholder accounts, subject to certain minimums, and reimbursement of certain expenses. Prior to July 16, 2016 transfer agent services were provided under the terms of a separate transfer agency services agreement with Citi. Citi’s rights and obligations under the transfer agency services agreement, in turn, were assigned to FIS. As transfer agent, FIS received a fee based on the number of funds and shareholder accounts, subject to certain minimums, reductions associated with services provided to new funds and reimbursement of certain expenses.

Independent Trustees:

The Trust pays an annual retainer to each Independent Trustee, plus additional annual retainers to each Committee Chair and the Chairman of the Board. The Independent Trustees also receive a fee for each regular, special in-person, and telephonic meeting of the Board of Trustees attended. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Trust and are presented in the Statements of Operations.

Other:

The Funds pay fees to certain intermediaries or financial institutions for record keeping, sub-accounting services, transfer agency and other administrative services as reflected on the Statements of Operations as “Administrative Services.”

Fee Reductions:

The Investment Adviser has contractually agreed to limit, through June 25, 2017, the annual total expenses, exclusive of interest, taxes, brokerage commissions, extraordinary expenses, and estimated indirect expenses attributed to a Fund’s investment in investment companies of certain Funds. Each affected Fund Class has its own expense limitation based on the average daily net assets for any full fiscal year as follows:

		Current Contractual
		Expense
Fund	Class	Limitation(%)
Opportunity Fund	A	1.65
Opportunity Fund	B	2.40
Opportunity Fund	C	2.40
Opportunity Fund (Class I)	I	1.10

16       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2016 (continued)

Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the respective Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. During the year ended October 31, 2016, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of October 31, 2016, the repayments that may potentially be made by the Funds are as follows:

Fund	2019($)	2018($)	2017($)	Total($)
Opportunity Fund	62,736	34,993	34,544	132,273

The Administrator and Citi may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, HSBC, in its role as Investment Adviser and Administrator, may waive/reimburse additional fees at its discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator and Citi are reported separately on the Statements of Operations, as applicable.

5. Investment Transactions:

Contributions to and withdrawals from the Portfolio for the year ended October 31, 2016 totaled:

Fund	Contributions($)	Withdrawals($)
Opportunity Fund	1,348,877	8,514,123
Opportunity Fund (Class I)	34,776,737	106,927,668

6. Federal Income Tax Information:

There were no dividends paid by the Funds during the tax year ended October 31, 2016.

The tax character of dividends paid by the Funds during the tax year ended October 31, 2015 was as follows:

	Dividends paid from
					Total
	Ordinary	Net Long Term	Total Taxable	Return of	Dividends
	Income ($)	Capital Gains ($)	Dividends ($)	Capital ($)	Paid ($)(1)
Opportunity Fund	572,116	2,737,364	3,309,480	—	3,309,480
Opportunity Fund (Class I)	8,144,105	34,813,856	42,957,961	15	42,957,976
____________________

(1)	Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

HSBC FAMILY OF FUNDS       17

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2016 (continued)

As of the tax year ended October 31, 2016, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

								Total
	Undistributed	Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
	Ordinary	Tax Exempt	Long Term	Accumulated	Dividends	Capital and	Appreciation/	Earnings/
	Income ($)	Income ($)	Capital Gains ($)	Earnings ($)	Payable ($)	Other Losses ($)	(Depreciation) ($)(1)	(Deficit) ($)
Opportunity Fund	—	—	1,220,661	1,220,661	—	(79,658)	174,499	1,315,502
Opportunity Fund
(Class I)	—	—	14,495,104	14,495,104	—	(332,204)	3,668,303	17,831,203
____________________

(1)	The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, and the return of capital adjustments from real estate investment trusts.

Under current law, capital losses and specified ordinary losses realized after October 31 and non-specified ordinary losses incurred after December 31 (ordinary losses collectively known as “late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. As of the tax year ended October 31, 2016, the following Funds had deferred losses, which will be treated as arising on the first day of the fiscal year ending October 31, 2017.

Late Year
Ordinary Losses ($)
Opportunity Fund	79,658
Opportunity Fund (Class I)	332,204

The amount and character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, and certain distributions), such amounts are reclassified within the composition of net assets; temporary differences (e.g., wash losses and post-October loss deferrals) do not require reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

18       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2016 (continued)

On the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows:

	Accumulated Net Investment	Accumulated
	Income/(Distributions in Excess	Net Realized	Paid-In
	of Net Investment Income) ($)	Gains/(Losses) ($)	Capital ($)
Opportunity Fund	177,537	—	(177,537)
Opportunity Fund (Class I)	590,716	—	(590,716)
____________________

The reclassification for the Funds primarily relate to net investment loss.

7. Significant Shareholders:

Shareholders, including other funds, individuals, and accounts, as well as the Fund’s investment manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following list includes the Funds which had individual shareholder accounts with ownership of voting securities greater than 10% of the total outstanding voting securities but less than 25% and/or accounts with ownership of voting securities greater than 25% of the total outstanding voting securities. Significant transactions by these shareholder accounts may negatively impact the Funds’ performance.

	Number of shareholders	Number of shareholders
	with ownership of voting	with ownership of voting
	securities of the Portfolio	securities of the Portfolio
	greater than 10% and	greater than 25%
	less than 25% of the total	of the total
	Portfolio's outstanding	Portfolio's outstanding
Fund	voting securities	voting securities
Opportunity Fund	1	1
Opportunity Fund (Class I)	5	—

8. Subsequent Events:

Management has evaluated subsequent events through the date these financial statements were issued. Based on the evaluation, no adjustments or additional disclosures were required to the financial statements as of October 31, 2016.

HSBC FAMILY OF FUNDS       19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
HSBC Funds

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the HSBC Opportunity Fund and the HSBC Opportunity Fund (Class I) (formerly referred to as HSBC Opportunity Fund (Advisor)) (each a portfolio of HSBC Funds, and hereafter collectively referred to as the “Funds”) as of October 31, 2016, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and transfer agents, provide a reasonable basis for our opinion. The accompanying financial highlights for each of the years ended on or prior to October 31, 2014 were audited by other auditors whose report dated December 23, 2014 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
New York, New York
December 23, 2016

20       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of October 31, 2016 Unaudited

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution fees and /or shareholder servicing fees and other Fund expenses (including expenses allocated from the Portfolio). These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these cost with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016 through October 31, 2016.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		5/1/16	10/31/16	5/1/16 - 10/31/16	5/1/16 - 10/31/16
Opportunity Fund	Class A Shares	1,000.00	1,008.10	7.82	1.55%
	Class B Shares	1,000.00	1,004.50	11.59	2.30%
	Class C Shares	1,000.00	1,004.30	11.59	2.30%
Opportunity Fund (Class I)	Class I Shares	1,000.00	1,010.70	5.56	1.10%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

HSBC FAMILY OF FUNDS       21

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of October 31, 2016 Unaudited (continued)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		5/1/16	10/31/16	5/1/16 - 10/31/16	5/1/16 - 10/31/16
Opportunity Fund	Class A Shares	1,000.00	1,017.34	7.86	1.55%
	Class B Shares	1,000.00	1,013.57	11.64	2.30%
	Class C Shares	1,000.00	1,013.57	11.64	2.30%
Opportunity Fund (Class I)	Class I Shares	1,000.00	1,019.61	5.58	1.10%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

22       HSBC FAMILY OF FUNDS

Portfolio Reviews
Portfolio Composition*
October 31, 2016 (Unaudited)

HSBC Opportunity Portfolio
Percentage of
Investment Allocation	Investments at Value (%)
Health Care Equipment & Supplies	6.9
Media	6.0
Hotels, Restaurants & Leisure	5.9
Software	5.8
Capital Markets	4.6
Semiconductors & Semiconductor Equipment	4.6
Biotechnology	4.3
Building Products	4.2
Professional Services	3.7
Investment Companies	3.6
IT Services	3.6
Pharmaceuticals	3.6
Chemicals	3.6
Health Care Providers & Services	3.5
Road & Rail	3.2
Aerospace & Defense	2.8
Life Sciences Tools & Services	2.8
Internet Software & Services	2.3
Insurance	2.2
Equity Real Estate Investment Trusts	2.1
Distributors	2.1
Machinery	1.9
Trading Companies & Distributors	1.9
Mortgage Real Estate Investment Trusts	1.7
Food Products	1.7
Banks	1.6
Airlines	1.5
Diversified Telecommunication Services	1.4
Oil, Gas & Consumable Fuels	1.3
Construction Materials	1.0
Commercial Services & Supplies	1.0
Diversified Consumer Services	1.0
Construction & Engineering	1.0
Textiles, Apparel & Luxury Goods	0.9
Electronic Equipment,
Instruments & Components	0.7
Total	100.0
____________________

*       Portfolio composition is subject to change.

HSBC FAMILY OF FUNDS       23

HSBC OPPORTUNITY PORTFOLIO
Schedule of Portfolio Investments—as of October 31, 2016

Common Stocks – 94.8%

	Shares	Value ($)
Aerospace & Defense – 2.8%
BE Aerospace, Inc.	42,740	2,543,885
TransDigm Group, Inc.	6,151	1,675,901
		4,219,786
Airlines – 1.5%
Allegiant Travel Co.	16,327	2,251,493
Banks – 1.5%
First Republic Bank	31,080	2,313,284
Biotechnology – 4.3%
Alkermes plc (a)	26,820	1,351,996
ARIAD Pharmaceuticals, Inc. (a)	204,360	1,782,019
Merrimack Pharmaceuticals, Inc. (a)	223,350	1,165,887
Neurocrine Biosciences, Inc. (a)	48,660	2,129,848
		6,429,750
Building Products – 4.2%
A.O. Smith Corp.	41,560	1,877,265
Builders FirstSource, Inc. (a)	219,680	2,124,306
Lennox International, Inc.	15,835	2,310,168
		6,311,739
Capital Markets – 4.6%
Affiliated Managers Group, Inc. (a)	11,085	1,470,536
MSCI, Inc.	33,290	2,669,525
Raymond James Financial, Inc.	45,980	2,764,318
		6,904,379
Chemicals – 3.5%
Axalta Coating Systems Ltd. (a)	123,470	3,101,567
W.R. Grace & Co.	32,740	2,192,270
		5,293,837
Commercial Services & Supplies – 1.0%
Knoll, Inc.	70,930	1,534,925
Construction & Engineering – 1.0%
MasTec, Inc. (a)	51,600	1,473,180
Construction Materials – 1.0%
Summit Materials, Inc., Class A (a)	82,680	1,549,423
Distributors – 2.0%
LKQ Corp. (a)	95,700	3,089,196
Diversified Consumer Services – 1.0%
Nord Anglia Education, Inc. (a)	70,760	1,524,170
Diversified Telecommunication Services – 1.4%
Zayo Group Holdings, Inc. (a)	66,420	2,137,396
Electronic Equipment, Instruments & Components – 0.7%
VeriFone Systems, Inc. (a)	69,000	1,068,120
Equity Real Estate Investment Trusts – 2.1%
Apartment Investment &
Management Co., Class A	17,460	769,462
Cyrusone, Inc.	15,920	710,191
STAG Industrial, Inc.	70,590	1,628,512
		3,108,165
Food Products – 1.6%
Hain Celestial Group, Inc. (a)	21,550	783,774
Pinnacle Foods, Inc.	33,120	1,703,030
		2,486,804
Health Care Equipment & Supplies – 6.7%
Align Technology, Inc. (a)	26,050	2,238,216
DexCom, Inc. (a)	29,130	2,279,131
STERIS plc	49,900	3,334,318
Wright Medical Group NV (a)	103,318	2,263,697
		10,115,362
Health Care Providers & Services – 3.4%
Quest Diagnostics, Inc.	38,060	3,099,606
Team Health Holdings, Inc. (a)	48,110	2,061,514
		5,161,120
Hotels, Restaurants & Leisure – 5.8%
Aramark	76,800	2,859,264
Jack in the Box, Inc.	23,680	2,219,526
Vail Resorts, Inc.	21,975	3,503,694
		8,582,484
Insurance – 2.2%
Assurant, Inc.	40,710	3,277,969
Internet Software & Services – 2.2%
Costar Group, Inc. (a)	12,120	2,267,894
Shopify, Inc. (a)	27,330	1,132,829
		3,400,723
IT Services – 3.5%
Sabre Corp.	81,060	2,093,780
Total System Services, Inc.	64,970	3,240,703
		5,334,483
Life Sciences Tools & Services – 2.8%
Mettler-Toledo International, Inc. (a)	10,421	4,210,918
Machinery – 1.9%
Middleby Corp. (a)	25,540	2,863,289
Media – 5.9%
Interpublic Group of Cos., Inc.	86,340	1,933,153
Lions Gate Entertainment Corp.	100,300	2,042,107
Live Nation Entertainment, Inc. (a)	42,220	1,168,227
Nexstar Broadcasting
Group, Inc., Class A	37,550	1,832,440
Scripps Networks Interactive	29,030	1,868,371
		8,844,298
Mortgage Real Estate Investment Trusts – 1.7%
Starwood Property Trust, Inc.	115,890	2,577,394
Oil, Gas & Consumable Fuels – 1.3%
Tesoro Corp.	23,340	1,983,200
Pharmaceuticals – 3.5%
Jazz Pharmaceuticals plc (a)	25,398	2,780,319
Nektar Therapeutics (a)	85,290	1,057,596
Pacira Pharmaceuticals, Inc. (a)	46,620	1,482,516
		5,320,431

24 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC OPPORTUNITY PORTFOLIO
Schedule of Portfolio Investments—as of October 31, 2016 (continued)

Common Stocks, continued

	Shares	Value ($)
Professional Services – 3.6%
IHS Markit Ltd. (a)	79,628	2,929,514
Transunion (a)	83,270	2,601,355
		5,530,869
Road & Rail — 3.2%
J.B. Hunt Transportation
Services, Inc.	31,050	2,533,991
Old Dominion Freight Line, Inc. (a)	30,650	2,288,942
		4,822,933
Semiconductors & Semiconductor Equipment – 4.5%
KLA-Tencor Corp.	17,030	1,279,123
Microsemi Corp. (a)	59,170	2,492,832
On Semiconductor Corp. (a)	264,030	3,081,231
		6,853,186
Software — 5.6%
Cyberark Software Ltd. (a)	33,630	1,572,203
Fleetmatics Group plc (a)	18,560	1,111,744
Fortinet, Inc. (a)	85,150	2,729,909
Splunk, Inc. (a)	52,320	3,149,141
		8,562,997
Textiles, Apparel & Luxury Goods – 0.9%
Lululemon Athletica, Inc. (a)	23,850	1,365,413
Trading Companies & Distributors – 1.9%
HD Supply Holdings, Inc. (a)	86,510	2,854,830
TOTAL COMMON STOCKS
(COST $137,395,745)		143,357,546

Investment Company – 3.6%

Northern Institutional Government
Select Portfolio, Institutional
Shares, 0.25% (b)	5,399,101	5,399,101
TOTAL INVESTMENT COMPANY
(Cost $5,399,101)		5,399,101
TOTAL INVESTMENT SECURITIES
(Cost $142,794,846) – 98.4%		148,756,647
Other Assets (Liabilities) – 1.6%		2,471,352
NET ASSETS – 100%		$151,227,999
____________________

(a)	Represents non-income producing security.
(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2016.

See notes to financial statements.	HSBC FAMILY OF FUNDS 25

HSBC FAMILY OF FUNDS

Statement of Assets and Liabilities—as of October 31, 2016

HSBC
Opportunity
Portfolio
Assets:
Investment securities, at value	$148,756,647
Dividends receivable	168,500
Receivable for investments sold	3,551,860
Prepaid expenses	1,138
Total Assets	152,478,145

Liabilities:
Payable for investments purchased	1,115,114
Accrued expenses and other liabilities:
Investment Management	33,576
Sub-Advisory	73,866
Administration	2,539
Accounting	3,619
Custodian	2,486
Professional	18,684
Other	262
Total Liabilities	$1,250,146

Net Assets Applicable to investors’ beneficial interest	$151,227,999
Total Investments, at cost	$142,794,846

26 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statement of Operations—For the year ended October 31, 2016

Opportunity
Portfolio
Investment Income:
Dividends	$1,918,923
Foreign tax withholding	(972)
Total Investment Income	1,917,951

Expenses:
Investment Management Fees	543,171
Sub-Advisory Fees	1,194,976
Administration	46,105
Accounting	41,983
Compliance Services	2,226
Custodian	28,026
Printing	7,645
Professional	54,458
Trustee	4,817
Other	17,794
Total Expenses	1,941,201

Net Investment Income/(Loss)	$(23,250)

Net Realized/Unrealized Gains/(Losses) from Investments:
Net realized gains/(losses) from investment securities	15,124,128
Change in unrealized appreciation/depreciation on investments	(22,151,444)

Net realized/unrealized gains/(losses) on investments	(7,027,316)
Change in Net Assets Resulting from Operations	$(7,050,566)

See notes to financial statements.	HSBC FAMILY OF FUNDS 27

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets

	Opportunity Portfolio
	For the	For the
	year ended	year ended
	October 31, 2016	October 31, 2015
Investment Activities:
Operations:
Net investment income/(loss)	$(23,250)	$(452,147)
Net realized gains/(losses) from investments	15,124,128	(1,376,839)
Change in unrealized appreciation/depreciation on investments	(22,151,444)	(3,071,831)
Change in net assets resulting from operations	(7,050,566)	(4,900,817)
Proceeds from contributions	36,125,614	45,265,828
Value of withdrawals	(115,441,791)	(25,351,444)
Change in net assets resulting from transactions in investors' beneficial interest	(79,316,177)	19,914,384
Change in net assets	(86,366,743)	15,013,567

Net Assets:
Beginning of period	237,594,742	222,581,175
End of period	$151,227,999	$237,594,742

28 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS
Financial Highlights

		Ratios/Supplementary Data
				Ratio of Net	Ratio of
				Investment	Expenses
			Ratio of Net	Income/	to Average
		Net Assets at	Expenses to	(Loss) to	Net Assets
	Total	End of Period	Average Net	Average Net	(Excluding Fee	Portfolio
	Return	(000’s)	Assets	Assets	Reductions)	Turnover
OPPORTUNITY PORTFOLIO
Year Ended October 31, 2016	(3.14)%	$151,228	0.89%	(0.01)%	0.89%	96%
Year Ended October 31, 2015	(1.57)%	237,595	0.88%	(0.19)%	0.88%	63%
Year Ended October 31, 2014	12.26%	222,581	0.88%	(0.37)%	0.88%	66%
Year Ended October 31, 2013	34.84%	227,069	0.89%	0.17%	0.89%	70%
Year Ended October 31, 2012	12.71%	150,059	0.91%	0.15%	0.91%	59%

See notes to financial statements.	HSBC FAMILY OF FUNDS 29

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2016

1. Organization:

The HSBC Funds (the “Trust”), a Delaware statutory trust organized on March 2, 2016, is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Effective June 24, 2016, the Portfolio (as defined below), which was a series of the Portfolio Trust, a New York trust under the laws of the State of New York, reorganized with and into a corresponding series of the Trust (the “Reorganization”). The series of the Trust into which the Funds reorganized had no assets, liabilities, or operations prior to the Reorganization. Upon completion of the Reorganization, the Portfolio assumed the performance, financial and other historical information of its corresponding predecessor series. As of October 31, 2016, the Trust is composed of 19 separate operational funds, each a series of the HSBC Family of Funds. The accompanying financial statements are presented for the HSBC Opportunity Portfolio (the “Portfolio”):

The Portfolio operates as a master fund in master-feeder arrangements, in which other feeder funds invest all or part of their investable assets in the Portfolio. The Declaration of Trust permits the Board of Trustees (the “Board”) to issue an unlimited number of beneficial interests in the Portfolio.

The Portfolio is a diversified series of the Trust. Financial statements for all other funds of the Trust are published separately.

The following represents each feeder fund’s proportionate ownership interest in the Portfolio:

Proportionate
Ownership
Interest on
Feeder Fund	October 31, 2016 (%)
HSBC Opportunity Fund	6.5
HSBC Opportunity Fund (Class I)	93.5

Under the Trust’s organizational documents, the Trust’s officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, in the normal course of business, the Trust may enter into contracts with its service providers, which also provide for indemnifications by the Portfolio. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the Portfolio. However, based on experience, the Trust expects the risk of loss to be remote.

The Portfolio is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.”

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles (“GAAP”) in the United States of America. The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

The Portfolio records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

30       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2016 (continued)

Investment Transactions and Related Income:

Investment transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

The Portfolio makes an allocation of its investment income, expenses and realized gains and losses from securities transactions to its investors in proportion to their investment in the Portfolio on the date of such accrual or gain/loss.

Expense Allocations:

Expenses directly attributable to the Portfolio are charged to the Portfolio. Expenses not directly attributable to the Portfolio are allocated proportionately among the Portfolio and applicable funds within the Trust in relation to the net assets of each fund or on another reasonable basis.

Federal Income Taxes:

The Portfolio is treated as a partnership for U.S. federal income tax purposes. Accordingly, the Portfolio passes through all of its net investment income and gains and losses to its feeder funds, and is therefore not subject to U.S. federal income tax. As such, investors in the Portfolio are allocated for tax purposes their respective share of the Portfolio’s ordinary income and realized gains or losses. It is intended that the Portfolio will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies.

Management of the Portfolio has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken. Management’s conclusions may be subject to future review based on changes in, or interpretation of, accounting standards or tax laws and regulations.

3. Investment Valuation Summary:

The valuation techniques employed by the Portfolio, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs used for valuing the Portfolio’s investments are summarized in the three broad levels listed below:

●	Level 1—quoted prices in active markets for identical assets
●	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3—significant unobservable inputs (including a Portfolio’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust’s policy is to disclose transfers between fair value hierarchy levels based on valuations at the end of the reporting period. There were no transfers between levels as of October 31, 2016, from the valuation input levels used on October 31, 2015. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Exchange traded domestic equity securities are valued at the last sales price on a national securities exchange, or in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market and are typically categorized as Level 1 in the fair value hierarchy.

HSBC FAMILY OF FUNDS       31

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2016 (continued)

Shares of exchange traded and closed-end registered investment companies are valued in the same manner as other equity securities and are typically categorized as Level 1 in the fair value hierarchy. Mutual funds are valued at their net asset values (“NAVs”), as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event or otherwise, are valued pursuant to procedures adopted by the Trust’s Board (“Procedures”). Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. Examples of potentially significant events that could affect the value of an individual security and thus require pricing under the Procedures include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation. Examples of potentially significant events that could affect multiple securities held by the Portfolio include governmental actions, natural disasters, and armed conflicts. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

As of October 31, 2016, all investments were categorized as Level 1 in the fair value hierarchy. The breakdown of investment categorization is disclosed in the Schedule of Portfolio Investments.

4. Related Party Transactions and Other Agreements and Plans:

Investment Management:

HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Portfolio. As Investment Adviser, HSBC manages the investments of the Portfolio and continuously reviews, supervises, and administers the Portfolio’s investments. Westfield Capital Management Company, L.P. (“Westfield”) serves as subadviser for the Portfolio and is paid for its services directly by the Portfolio.

For their services, the Investment Adviser and Westfield receive in aggregate, a fee, accrued daily and paid monthly, at an annual rate of 0.80% of the Portfolio’s average daily net assets. Currently, the Investment Adviser’s contractual fee is 0.25% and Westfield’s contractual fee is 0.55%.

Administration:

HSBC also serves the Portfolio as Administrator. Effective April 1, 2016, under the terms of the Administration Agreement, HSBC receives from the Portfolio (as well as other funds in the Trust combined) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0400
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0265
In excess of $50 billion	0.0245

32       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2016 (continued)

Prior to April 1, 2016, for these services, HSBC received from the Funds (as well as other funds in the Trust combined) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trust, however, the assets of the funds of the HSBC Funds that invest in the Portfolio are not double-counted. For the year ended October 31, 2016, the effective annualized rate was 0.04%, prior to any fee waivers or expense reimbursements, based on the average daily net assets of the Trust. The total administration fee paid to HSBC is allocated to each series based upon its proportionate share of the aggregate net assets of the Trust. For assets invested in the Portfolio by the HSBC Funds, the Portfolio pays half of the administration fee and the feeder funds pay half of the administration fee, for a combination of the total fee rate set forth above.

Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trust’s Sub-Administrator, subject to the general supervision by the Trust’s Board of Trustees (the “Board”) and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new funds, minus 0.02% which is retained by HSBC.

Under a Compliance Services Agreement between the Trust and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Trust’s Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trust’s compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trust paid Citi $304,597 for the year ended October 31, 2016, plus reimbursement of certain out-of-pocket expenses. Expenses incurred by the Portfolio are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

Fund Accounting:

Citi provides fund accounting services for the Portfolio. For its services to the Portfolio, Citi receives an annual fee per portfolio, including reimbursement of certain expenses, that is accrued daily and paid monthly. Citi receives additional fees paid by the Trust for regulatory administration services.

Independent Trustees:

The Trust pays an annual retainer to each Independent Trustee, plus additional annual retainers to each Committee Chair and the Chairman of the Board. The Independent Trustees also receive a fee for each regular, special in-person, and telephonic meeting of the Board of Trustees attended. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Trust and are presented in the Statements of Operations.

Other:

The Portfolio may purchase securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser. For the year ended October 31, 2016, the Portfolio did not purchase any such securities.

The Adviser and its affiliates may have lending, banking, brokerage, underwriting, or other business relationships with the issuers of the securities in which the Portfolio invests.

HSBC FAMILY OF FUNDS       33

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2016 (continued)

5. Investment Transactions:

Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the year ended October 31, 2016 were as follows:

	Purchases ($)	Sales ($)
Opportunity Portfolio	199,171,191	277,727,027

6. Federal Income Tax Information:

At October 31, 2016, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
	Tax Cost ($)	Appreciation ($)	Depreciation ($)	(Depreciation) ($)*
Opportunity Portfolio	145,181,828	13,368,370	(9,793,551)	3,574,819
____________________

*	The difference between book-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

7. Subsequent Events:

Management has evaluated subsequent events through the date these financial statements were issued. Based on the evaluation, no adjustments or additional disclosures were required to the financial statements as of October 31, 2016.

34       HSBC FAMILY OF FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
HSBC Funds

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the HSBC Opportunity Portfolio (a portfolio of HSBC Funds and hereafter referred to as the “Fund”) as of October 31, 2016, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The accompanying financial highlights for each of the years ended on or prior to October 31, 2014 were audited by other auditors whose report dated December 23, 2014 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
New York, New York
December 23, 2016

HSBC FAMILY OF FUNDS       35

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of October 31, 2016 (Unaudited):

As a shareholder of the Portfolio, you incur ongoing costs, including management fees and other Fund expenses.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016 through October 31, 2016.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	5/1/16	10/31/16	5/1/16 - 10/31/16	5/1/16 - 10/31/16
Opportunity Portfolio	1,000.00	1,011.70	4.65	0.92%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio's annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	5/1/16	10/31/16	5/1/16 - 10/31/16	5/1/16 - 10/31/16
Opportunity Portfolio	1,000.00	1,020.51	4.67	0.92%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

36       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Board of Trustees and Officers (Unaudited)

MANAGEMENT OF THE TRUST

The following table contains information regarding the HSBC Family of Funds’ Board of Trustees (“Trustees”). The HSBC Family of Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (888) 525-5757.

Name, Address, Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex Overseen By Trustee*	Other Directorships Held by Trustee During Past 5 Years
NON-INTERESTED TRUSTEES

MARCIA L. BECK P.O. Box 182845 Columbus, OH 43218-3035 Age: 61	Trustee	Indefinite; 2008 to present	Private Investor (June 1999 – present); Executive Vice President, Prudential Investments (1997 – 1999); President and Trustee, The Goldman Sachs Mutual Funds (1992 – 1996)	21	None

SUSAN C. GAUSE P.O. Box 182845 Columbus, OH 43218-3035 Age: 64	Trustee	Indefinite; 2013 to present	Private Investor (2003 - present); Chief Executive Officer, Dresdner RCM Global Investors and Allianz Dresdner Asset Management (2000 – 2002); Board Member of Dresdner Global Asset Management Board (2000 – 2002); Chief Operating Officer and Senior Managing Director of Dresdner RCM Global Investors (1998 – 2000); Global Chief Financial Officer, Dresdner RCM Global Investors (1996-1998)	21	Met Investors Series Trust and Metropolitan Series Fund

SUSAN S. HUANG P.O. Box 182845 Columbus, OH 43218-3035 Age: 62	Trustee	Indefinite; 2008 to present	Private Investor (2000-present); Senior Vice President, Schroder Investment Management (2001 – 2004); Managing Director, Chase Asset Management (1995-2000)	21	None

THOMAS F. ROBARDS P.O. Box 182845 Columbus, OH 43218-3035 Age: 70	Chairman and Trustee	Indefinite; 2005 to present	Private Investor (2003-present); Partner, Robards & Co. LLC (investment and advisory services) (2005-present); Chief Financial Officer, American Museum of Natural History (2003-2004); Chief Financial Officer, Datek Online Holdings (2000-2003); Previously EVP and CFO Republic New York Corporation (1976-2000)	21	Ellington Financial LLC (NYSE listed financial services); Ellington Residential Mortgage REIT (NYSE listed real estate investment trust); Overseas Shipholding Group (OSG) (NYSE listed company)

INTERESTED TRUSTEE

DEBORAH HAZELL 452 Fifth Avenue New York NY 10018 Age: 53	Trustee	Indefinite; 2011 to present	CEO, HSBC Global Asset Management (USA) Inc. (2011-present); President and CEO, Fisher Francis Trees & Watts (“FFTW”) (investment advisor) (2008-2011); Client Service, Business Development and Marketing Group, FFTW (1999-2008)	21	None
____________________

*       Includes all series of the HSBC Funds.

HSBC FAMILY OF FUNDS       37

HSBC FAMILY OF FUNDS
Board of Trustees and Officers (Unaudited) (continued)

Name, Address, Age	Position(s) Held Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS

RICHARD A. FABIETTI 452 Fifth Avenue New York, NY 10018 Age: 58	President	One year; 2004 to present	Senior Vice President, HSBC Global Asset Management (USA) Inc. (1998 - present)

JAMES D. LEVY 452 Fifth Avenue New York, NY 10018 AGE:53	Vice President	One year; 2014 to present	Vice President, Product Management, HSBC Global Asset Management (USA) Inc. (2014 – present); Vice President, Mutual Funds Product Development, GE Asset Management Inc. (2007 – 2014)

SCOTT RHODES* 3435 Stelzer Road Columbus, OH 43219-3035 Age: 57	Treasurer	One year; 2014 to present	Senior Vice President, Citi Fund Services (2010 - present)

IOANNIS TZOUGANATOS* 100 Summer Street, Suite 1500 Boston, MA 02110 AGE: 40	Secretary	One Year; 2015 to present	Vice President, Regulatory Administration, Citi Fund Services (2008-present)

CHARLES BOOTH* 3435 Stelzer Road Columbus, OH 43219-3035 Age: 56	Chief Compliance Officer	One year; 2015 to present	Director and Compliance Officer, CCO Services, Citi Fund Services (1988 - present)
____________________

*	Mr. Rhodes, Mr. Tzouganatos, and Mr. Booth also are officers of other investment companies of which Citi (or an affiliate) is the administrator or sub-administrator.

38       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Other Information (Unaudited)

Other Information (Unaudited):

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Securities and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HSBC FAMILY OF FUNDS       39

HSBC FAMILY OF FUNDS:

INVESTMENT ADVISER AND ADMINISTRATOR

HSBC Global Asset Management (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SUB-ADVISER

HSBC Opportunity Portfolio
Westfield Capital Management Company, L.P.
One Financial Center
Boston, MA 02111

Investment products:
ARE NOT A BANK DEPOSIT OR OBLIGATION OF THE BANK OR ANY OF ITS AFFILIATES	ARE NOT FDIC INSURED	ARE NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
ARE NOT GUARANTEED BY THE BANK OR ANY OF ITS AFFILIATES		MAY LOSE VALUE
SHAREHOLDER SERVICING AGENTS

For HSBC Bank USA, N.A. and
HSBC Securities (USA) Inc. Clients

HSBC Bank USA, N.A.
452 Fifth Avenue
New York, NY 10018
1-888-525-5757

For All Other Shareholders

HSBC Funds
P.O. Box 8106
Boston, MA 02266-8106
1-800-782-8183

TRANSFER AGENT

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, MA 02169

DISTRIBUTOR

Foreside Distribution Services, L.P.
690 Taylor Road, Suite 150
Gahanna, OH 43230

CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

LEGAL COUNSEL

Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Investment products are offered by HSBC Securities (USA) Inc. (HSI), member NYSE/FINRA/SIPC. HSI is an affiliate of HSBC Bank USA, N.A. Investment products: Are not a deposit or other obligation of the bank or any of its affiliates; Not FDIC insured or insured by any federal government agency of the United States; Not guaranteed by the bank or any of its affiliates; and are subject to investment risk, including possible loss of principal invested.

Investors should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The prospectus contains this and other important information about the investment company. For clients of HSBC Securities (USA) Inc., please call 1-888-525-5757 for more information. For other investors and prospective investors, please call the Funds directly at 1-800-782-8183 or visit our website at www.investorfunds.us.hsbc.com. Investors should read the prospectus carefully before investing or sending money.

HSB-AR-RTL-1216	12/16

HSBC Global Asset Management (USA) Inc.

HSBC Funds
Annual Report
October 31, 2016

GLOBAL FUNDS	Class A	Class I	Class S
HSBC Emerging Markets Debt Fund	HCGAX	HCGIX	HBESX
HSBC Emerging Markets Local Debt Fund	HBMAX	HBMIX	HBMSX
HSBC Frontier Markets Fund	HSFAX	HSFIX	—
HSBC Total Return Fund	HTRAX	HTRIX	HTRSX
HSBC Asia ex-Japan Smaller Companies Equity Fund	HAJAX	HAJIX	HAJSX
HSBC Global High Yield Bond Fund	HBYAX	HBYIX	—
HSBC Global High Income Bond Fund	HBIAX	HBIIX	—
HSBC Global Equity Volatility Focused Fund	HGEAX	HGEIX	—
HSBC Euro High Yield Bond Fund (USD Hedged)	HEYAX	HEYIX	—

HSBC Family of Funds
Annual Report - October 31, 2016

Glossary of Terms	2
Commentary From the Investment Manager	3
Portfolio Reviews	4
Portfolio Composition	22

Schedules of Portfolio Investments
HSBC Emerging Markets Debt Fund	25
HSBC Emerging Markets Local Debt Fund	30
HSBC Frontier Markets Fund	35
HSBC Total Return Fund	37
HSBC Asia ex-Japan Smaller Companies Equity Fund	43
HSBC Global High Yield Bond Fund	45
HSBC Global High Income Bond Fund	54
HSBC Global Equity Volatility Focused Fund	64
HSBC Euro High Yield Bond Fund (USD Hedged)	66
Statements of Assets and Liabilities	71
Statements of Operations	75
Statements of Changes in Net Assets	77
Financial Highlights	85
Notes to Financial Statements	94
Report of Independent Registered Public Accounting Firm	121
Other Federal Income Tax Information	122
Table of Shareholder Expenses	123
Board of Trustees and Officers	125
Other Information	127

Glossary of Terms

Bloomberg Barclays Emerging Markets USD Aggregate Index is a flagship hard currency Emerging Markets debt benchmark that includes fixed and floating-rate US dollar-denominated debt issued from sovereign, quasi-sovereign, and corporate EM issuers.

Bloomberg Barclays Euro Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, euro-denominated, fixed-rate bond market, including treasuries, government-related, corporate, and securitized issues.

Bloomberg Barclays Global Aggregate Index is a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

Bloomberg Barclays Global High Yield Index is a multi-currency flagship measure of the global high-yield debt market. The index represents the union of the U.S. High Yield, the Pan-European High Yield, and Emerging Markets (EM) Hard Currency High Yield Indices. The high yield and emerging markets sub-components are mutually exclusive.

Bloomberg Barclays High Income Bond Composite Index is comprised of indexes across US, Euro and EM markets. Components include: 20% Bloomberg Barclays US Corporate Baa, 15% Bloomberg Barclays High Yield Ba, 15% Bloomberg Barclays Euro Aggregate Corporate Baa USD Hedged, 15% Bloomberg Barclays Euro HY BB Rating Only USD Hedged, and 35% Bloomberg Barclays EM USD Aggregate Index.

Bloomberg Barclays U.S. Aggregate Bond Index is an index generally representative of investment-grade, USD-denominated, fixed-rate debt issues, taxable bond market, including Treasuries, government-related and corporate securities, asset-backed, mortgage-backed and commercial mortgage-backed securities, with maturities of at least one year.

Bloomberg Barclays U.S. Corporate High-Yield Index covers the USD-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes Emerging Markets debt.

Beta is a measure of volatility, or systematic risk, of a security or portfolio in comparison to the market as a whole.

BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index is an index that tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

BofA Merrill Lynch BB-B Euro High Yield Constrained Index contains all securities in the BofA Merrill Lynch U.S. High Yield Index rated BB+ through B- by S&P (or equivalent as rated by Moody;s or Fitch), but caps issuer exposure at 3%.

BofA Merrill Lynch BB-B Global High Yield Constrained Index is an index that tracks the performance of the United States Dollar, Canadian Dollar, British Pound and Euro denominated below investment-grade corporate debt publicly issued in the major domestic or eurobond markets.

Gross Domestic Product (“GDP”) is the value of goods and services produced in a given country in a given year.

J.P. Morgan Emerging Markets Bond Index Global is an index that tracks returns for USD-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities; Brady bonds; loans; Eurobonds; and local market instruments.

J.P. Morgan Government Bond Index–Emerging Markets Global Diversified is a comprehensive global emerging markets fixed income index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure.

MSCI All Country Asia ex Japan Small Cap Index is a free float-adjusted market capitalization-weighted small call index of the stock markets of two developed markets countries: Hong Kong and Singapore — and eight emerging markets countries: China, India, Indonesia, Korea, Malaysia, the Philippines, Taiwan and Thailand.

MSCI All Country World Index (“MSCI ACWI Index”) is an equity index which captures the large- and mid-cap representation across 23 developed markets countries—Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland , the UK and the US—and 23 emerging markets countries—Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

MSCI Brazil Index measures the performance of the large- and mid-cap segments of the Brazilian market. With 60 constituents, the index covers about 85% of the Brazilian equity universe.

MSCI Emerging Markets (“MSCI EM”) Index is an index that captures the large- and mid-cap representation across 23 emerging markets countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

MSCI Europe Australasia and Far East (“MSCI EAFE”) Index is an equity index which captures the large- and mid-cap representation across developed markets countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK (excluding the US and Canada).

MSCI Frontier Markets Index is an index which captures the large- and mid-cap representation across 22 frontier markets countries: Argentina, Bahrain, Bangladesh, Croatia, Estonia, Jordan, Kenya, Kuwait, Lebanon, Lithuania, Kazakhstan, Mauritius, Morocco, Nigeria, Oman, Pakistan, Romania, Serbia, Slovenia, Sri Lanka, Tunisia and Vietnam.

MSCI Golden Dragon Index captures the equity market performance of large- and mid-cap China securities (H shares, B shares, Red- Chips and P-Chips) and non-domestic China securities listed in Hong Kong and Taiwan.

MSCI Select Frontier and Emerging Markets Capped Index is a version of the MSCI Frontier Emerging Markets Index (capped) which also includes raises the initial cap of the 5 cross-over countries to 30% and includes Qatar and UAE.

MSCI World Index is part of a broad global equity benchmark that represents large- and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country and MSCI World benchmark does not offer exposure to emerging markets.

Standard & Poor’s 500 (“S&P 500”) Index is an index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities.

Securities indices are unmanaged and assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

2       HSBC FAMILY OF FUNDS

Commentary From the Investment Manager
HSBC Global Asset Management (USA) Inc.

Global Economic Review

The global economy remained resilient over the 12 month period from November 1, 2015, through October 31, 2016, even as a wide range of developments challenged its stability and exposed weaknesses.

Concern about slowing global economic growth was a central theme early in the period, as low commodity prices and weak economic data in major developed economies dragged on equity markets. Conditions improved in mid-February 2016, however, as oil prices rose and the Chinese economy showed signs of stabilization. Supportive monetary policies from the European Central Bank (ECB) and several other central banks also helped send stocks higher. The U.K.’s June Brexit referendum shocked global markets, but a swift recovery reversed losses in most markets before the end of the period.

In December 2015, the U.S. Federal Reserve raised its federal funds rate 25 basis points (0.25%) from a target range of 0.00% to 0.25% to a range of 0.25% to 0.50%. The Fed then adopted a more “dovish” outlook in 2016, softening its rate-hiking stance and postponing further rate increases.

U.S. gross domestic product growth (GDP1) slowed in the first three quarters of the period. Preliminary estimates point to more rapid but still modest growth in the third quarter of 2016. Economic data in the U.S. was mixed for much of the 12-month period, with positive signs of general health in the labor and housing markets.

European economies saw steady but slow growth. Quarterly GDP growth in the euro zone peaked at 0.5% during the period as improving labor markets, rising personal consumption and increasing manufacturing activity were offset by political uncertainty and weak global demand. The ECB maintained its accommodative monetary policy and implemented new stimulus measures that included broad interest rate cuts and incentives for banks to lend.

In the first few months of the period, Chinese industrial overcapacity drove down demand and prices for commodities, helping extend a multi-year slump in the asset class that began in 2014. Commodities-dependent countries such as Russia and Brazil were particularly vulnerable in this environment. However, this dynamic shifted early in 2016 as commodities began to recover and trended upwards for the remainder of the period.

The Bank of Japan shifted strategies in September after several years of quantitative easing, launching a new plan to maintain long-term interest rate targets. The new tactic was preceded one month earlier by President Shinzo Abe’s announcement of new stimulus measures valued at $276 billion.

Rising prices for oil and other commodities, such as iron ore, provided a boost to many emerging economies in early 2016, including Russia and Brazil. Yet the Russian economy continued to experience meager growth in the wake of heightened Western sanctions. Meanwhile, the Brazilian economy struggled with a recession and ongoing political turmoil and the impeachment trial of President Dilma Rousseff. Brazilian equities still managed to post strong gains in the final months of the period as Rousseff’s successor, Michel Temer, introduced a market-friendly economic program.

Global inflation remained low during the period. A strong U.S. dollar encouraged U.S. imports and discouraged exports. The strong dollar also created a challenging environment for countries that hold high levels of debt denominated in the U.S. dollar, such as Mexico and Turkey.

Market Review

Global equity delivered mixed results for the period. Stocks lost ground twice early in the period: once during the first four months of the period and then again after the June Brexit vote. Equity markets rebounded after both market corrections, and by early September, some major equity indexes were hitting 52-week highs.

Emerging market equities outperformed developed market equities in three of the four quarters during the period and for the period overall. The strong performance for these stocks was fueled by rising commodity prices, accommodative monetary policy, and a return to risk-on sentiment among investors attracted by long-term growth prospects and attractive valuations. The MSCI Emerging Market Index1 returned 9.27% over the period while the MSCI EAFE Index1 of international stocks in developed markets returned -3.23% and the MSCI World Index1 returned 1.18%.

Brazilian stocks soared during the period, with the MSCI Brazil Index1 gaining more than 71.23% on that nation’s new economic plan. Asian emerging market gains were less dramatic, with the MSCI Golden Dragon Index1 of large- and mid-cap securities in China, Hong Kong, and Taiwan climbing 6.96%.

U.S. equities posted modest gains during the period; the S&P 500 Index1 of large-company stocks returned 4.51%. U.S. economic fundamentals generally improved throughout the period.

Japanese stocks declined during the first half of the period and plummeted after the June Brexit vote, only to rebound strongly enough to end the period with a modest gain. European stocks lost ground overall during the period.

The low-rate environment supported prices on U.S. government and corporate issues for much of the 12-month period. Rates on U.S. Treasuries rose modestly from early July 2016 through the end of the period in response to improving economic data and increasingly hawkish commentary from the Fed.

The Bloomberg Barclays U.S. Aggregate Bond Index1, which tracks the broad U.S. investment-grade fixed income market, returned 4.37% for the 12-month period through October 31, 2016. Meanwhile the Bloomberg Barclays U.S. Corporate High-Yield Index1 gained 10.14% during the same time.

Global fixed income markets posted significant gains during the period as well. The Bloomberg Barclays Global Aggregate Index1 gained 6.44% for the 12-month period through October 31, 2016, while the Bloomberg Barclays Global High Yield Index1 gained 9.83%.

Fixed income markets in Europe posted modest gains for the period. Increased monetary stimulus from the ECB supported demand for high-yield bonds, helping fixed income markets stabilize in the aftermath of the Brexit vote. The Bloomberg Barclays Euro Aggregate Bond Index1 returned 3.72%.

Emerging markets debt rallied during the period as investors became increasingly tolerant of risk in search of yield and returns. The Bloomberg Barclays Emerging Markets USD Aggregate Index1 returned 10.23% during the 12-month period.

1 For additional information, please refer to the Glossary of Terms.

HSBC FAMILY OF FUNDS       3

Portfolio Reviews (Unaudited)
HSBC Emerging Markets Debt Fund
(Class A Shares, Class I Shares and Class S Shares)

by Vinayak Potti, Vice President/Portfolio Manager

The HSBC Emerging Markets Debt Fund (the “Fund”) seeks to maximize total return (comprised of capital appreciation and income). Under normal market conditions, the Fund invests at least 80% of its net assets in fixed income instruments of issuers that economically are tied to emerging markets. The Fund will invest in instruments issued by foreign governments and corporations. Investments will generally be made in U.S. dollar denominated instruments, but the Fund will also seek to invest in emerging market local currency denominated instruments.

Investment Concerns

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer term issues and in environments of rising interest rates. Investments in a bond fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Fluctuations in interest rates may affect the yield, liquidity and value of investments in income producing or debt instruments. Generally, if interest rates rise, the value of such investments will fall. The risks associated with rising interest rates are heightened given that interest rates are near historic lows, but are expected to increase in the future, with unpredictable effects on the markets and the Fund’s investments.

High-yield, lower-rated securities are considered speculative investments, involve greater price volatility and present greater risk than higher rated fixed income securities. At times, due to market conditions, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price. Prices of fixed income securities are generally inversely correlated to interest rates. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. These risks may increase the Fund’s share price volatility.

International investing involves increased risk and volatility. An investment in international funds entails the special risks of international investing, including currency exchange fluctuation, government regulations and intervention, and the potential for political and economic instability.

Prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater effect the risks may have on an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Non-diversified funds focus investments in a small number of issuers, industries, foreign currencies or particular countries or regions which increase the risks associated with a single economic, political or regulatory occurrence. Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the year ended October 31, 2016, the Fund returned 9.36% (without sales charge) for the Class A Shares, 9.70% for the Class I Shares for the year ended October 31, 2016, and 1.37% for the Class S Shares from its inception on April 7, 2011. That compared to a 11.59% total return for the 12-month period and 6.66% for the period ended April 7, 2011 for the Fund’s benchmark, the J.P. Morgan Emerging Markets Bond Index Global.1

Portfolio Performance

Emerging markets hard currency debt posted strong returns during the period, driven by a rally from February through September. Accommodative monetary policy in developed markets increased demand for emerging markets assets, which offered an attractive yield differential. Over the period, U.S. 10-year Treasury yields compressed sharply from 2.14% to 1.83%, providing support for emerging markets hard currency debt given the duration component of the asset class. Thanks to these conditions, the period saw near-record inflows for emerging markets hard currency debt and strong performance for the asset class.

The Fund’s underweight exposure to hard currency duration detracted from relative performance given the significant compression in U.S. Treasury yields over the period. In particular, a focus on shorter-dated bonds in Indonesia detracted from relative performance when long-end bonds outperformed in the duration rally. An overweight to Turkey and a focus on shorter-duration bonds also hurt relative performance when that country’s debt suffered due to a military coup attempt in July and Moody’s rating downgrade to high-yield status in September.†

Off-benchmark exposure to emerging markets local currencies detracted from relative performance. While the majority of the currency exposures held over the year posted positive returns, including the Brazilian real and the Russian ruble, overall they underperformed hard currency assets. Off-benchmark exposure to corporates also hurt relative performance as corporates underperformed sovereigns during the period.†

The Fund’s overweight to Brazil was the largest positive contributor to relative returns, as the country rebounded from a significant sell-off in 2015 on increased investor optimism following the change in political regime. Underweight exposure to expensive investment-grade countries trading at tight spread levels with little room for further compression—such as Chile, Philippines and Poland—also boosted relative returns.†

The Fund obtained exposure to local currencies through forward currency exchange contracts. The Fund at times also used credit default swaps to achieve its positions in certain countries during the period.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

4       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Emerging Markets Debt Fund

The charts above represent a historical since inception performance comparison of a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual			Expense
Fund Performance		Total Return (%)			Ratio (%)[3]
	Inception	1	5	Since
As of October 31, 2016	Date	Year	Year	Inception	Gross	Net
HSBC Emerging Markets Debt Fund Class A1	4/7/11	4.19	4.34	4.81	1.69	0.90
HSBC Emerging Markets Debt Fund Class I	4/7/11	9.70	5.71	6.10	1.34	0.55
HSBC Emerging Markets Debt Fund Class S2	4/7/11	—	—	1.37	1.24	0.45
J.P. Morgan Emerging Markets Bond Index Global[4]	—	11.59	6.17	6.66	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through June 30, 2017.

1	Reflects the maximum sales charge of 4.75%.
2	Class S Shares were operational during a portion of the period presented. The amount reflects performance for the period of time the Class had operations, which was 236 days for the year ended October 31, 2015. The class was operational during the entire period ended October 31, 2011 and the entire years ended October 31, 2012 through 2014. The class was not operational for the entire year ended October 31, 2016. No returns are presented for the one-year and five-year periods with non-continuous returns.
3	Reflects the expense ratio as reported in the prospectus dated February 28, 2016. HSBC Global Asset Management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 0.85%, 0.50% and 0.40% for Class A Shares, Class I Shares and Class S Shares, respectively. The expense limitation shall be in effect until June 30, 2017. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2016 expense ratios can be found in the financial highlights.
4	For additional information, please refer to the Glossary of Terms.

The performance of the Fund is measured against the J.P. Morgan Emerging Markets Bond Index Global, an unmanaged index that tracks returns for USD-denominated debt instruments issued by emerging market and sovereign quasi-sovereign entities, Brady bonds, loans, Eurobonds, and local market instruments. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       5

Portfolio Reviews (Unaudited)
HSBC Emerging Markets Local Debt Fund
(Class A Shares, Class I Shares and Class S Shares)

by Nishant Upadhyay, Senior Vice President/Portfolio Manager

The HSBC Emerging Markets Local Debt Fund (the “Fund”) seeks maximum total return (comprised of capital appreciation and income). Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in debt instruments issued by foreign governments, government agencies or corporations and denominated in local currencies of countries with emerging securities markets. The Fund may also invest in instruments denominated in U.S. dollars.

Investment Concerns

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer term issues and in environments of rising interest rates. Investments in a bond fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

High-yield, lower-rated securities involve greater price volatility and present greater risk than higher rated fixed income securities. At times, due to market conditions, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price. Prices of fixed income securities are generally inversely correlated to interest rates. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. These risks may increase the Fund’s share price volatility.

International investing involves increased risk and volatility. An investment in international funds entails the special risks of international investing, including currency exchange fluctuation, government regulations and intervention, and the potential for political and economic instability.

Prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater effect the risks may have on an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Non-diversified funds focus investments in a small number of issuers, industries, foreign currencies or particular countries or regions which increase the risks associated with a single economic, political or regulatory occurrence. Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the year ended October 31, 2016, the Fund returned 9.45% (without sales charge) for the Class A Shares, 9.83% for the Class I Shares and -0.86% for the Class S Shares from its inception on April 7, 2011. That compared to a 11.04% total return for the 12-month period and -1.33% for the period ended April 7, 2011 for the Fund’s benchmark, the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified.1

Portfolio Performance

Emerging markets local debt experienced strong performance over the period with accommodative monetary policy in developed markets and compression in U.S. 10-year Treasury yields. Further support came from the rally in oil prices, which rose more than 70% from a low in February, 2016 through the end of October. This rally also contributed to the strength of emerging markets currencies. The yield on the local bond index tightened from 6.82% to 6.34% over the period, which also contributed to EM local debt gains.

Given the positive performance and yield compression in the asset class, the Fund’s underweight to local rate duration during the period was the largest detractor from relative performance.†

Selective currency exposure was the largest contributor to relative returns. Tactical positions in the Russian ruble and Turkish lira during the period helped performance and underweights to expensive currencies with low yield—including the Polish zloty and the Korean won—also helped. Tactical exposure to the Brazilian real was also a strong boost to performance; the currency was the best performer in the year, having rebounded from a sharp sell-off in 2015.†

The Fund benefited from the use of derivatives such as interest rate swap agreements and forward foreign currency exchange contracts during the period.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

6       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Emerging Markets Local Debt Fund

The charts above represent a historical since inception performance comparison of a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual			Expense
Fund Performance		Total Return (%)			Ratio (%)[3]
	Inception	1	5	Since
As of October 31, 2016	Date	Year	Year	Inception	Gross	Net
HSBC Emerging Markets Local Debt Fund Class A1	4/7/11	4.20	-3.66	-3.88	2.06	0.91
HSBC Emerging Markets Local Debt Fund Class I	4/7/11	9.83	-2.37	-2.68	1.71	0.56
HSBC Emerging Markets Local Debt Fund Class S2	4/7/11	—	—	-0.86	1.61	0.46
J.P. Morgan Government Bond Index
–Emerging Markets Global Diversified[4]	—	11.04	-1.19	-1.33	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through June 30, 2017.

1	Reflects the maximum sales charge of 4.75%.
2	Class S Shares were operational during a portion of the period presented. The amount reflects performance for the period of time the Class had operations, which was 238 days for the year ended October 31, 2015. The class was operational during the entire period ended October 31, 2011 and the entire years ended October 31, 2012 through 2014. The class was not operational for the entire year ended October 31, 2016. No returns are presented for the one-year and five-year periods with non-continuous returns.
3	Reflects the expense ratio as reported in the prospectus dated February 28, 2016. HSBC Global Asset Management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 0.85%, 0.50% and 0.40% for Class A Shares, Class I Shares and Class S Shares, respectively. The expense limitation shall be in effect until June 30, 2017. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2016 expense ratios can be found in the financial highlights.
4	For additional information, please refer to the Glossary of Terms.

The performance of the Fund is measured against the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified, a comprehensive global emerging markets fixed income index consisting of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. This index is unmanaged and does not reflect the fees and expenses associated with a mutual fund such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       7

Portfolio Reviews (Unaudited)
HSBC Frontier Markets Fund (Class A Shares and Class I Shares)

by Ramzi Sidani, Lead/Senior Portfolio Manager
Chris Turner, Senior Portfolio Manager

The HSBC Frontier Markets Fund (the “Fund”) seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in issuers located in “frontier market countries”. The term “frontier market countries” encompasses those countries that are at an earlier stage of economic, political or financial development, even by emerging markets standards.

Investment Concerns

Equity securities (stocks) may be more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

International investing involves increased risk and volatility. An investment in international funds entails the special risks of international investing, including currency exchange fluctuation, government regulations and intervention, and the potential for political and economic instability.

Frontier market countries generally have smaller economies and even less developed capital markets or legal and political systems than traditional emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks is the result of: the potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of the private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.

Prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater effect the risks may have on an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the year ended October 31, 2016, the Fund returned 2.59% (without sales charge) for the Class A Shares and 2.99% for the Class I Shares. That compared to 1.13% return for the Fund’s benchmark, the MSCI Select Frontier and Emerging Markets Capped Index, and a -2.60% total return for the MSCI Frontier Markets Index1.

Portfolio Performance

Overall, Frontier Markets (FM) posted weak performance for the period, despite strong returns from a majority of individual countries. The lackluster performance, in our view, can be attributed to strongly negative returns from key markets, such as Nigeria, which was down almost 40% for the period; its currency continued to depreciate following the nation’s initiation of foreign exchange liberalization in June 2016. Index-heavyweight Kuwait (-8.2%) was another poorly performing equity market, which lagged due to weak performance from financials. These losses offset strong returns from Morocco (+23.5%), Lebanon (+21.9%), Croatia (+18.7%) and Pakistan (+11.5%). Among the smaller emerging countries that we consider in our frontier universe, Peru (+30.5%) and Egypt (+19.1%) performed strongly.

The Fund outperformed its reference index and outperformed the industry standard index for the period under review. Good stock selection and positive country allocation contributed to relative returns.†

Notably, exposure to our core holding in Vietnam—a dairy producer—added value as the company reported strong quarterly results, driven by significant improvement in margins. The stock was also added to the MSCI Frontier Markets Index at the start of September 2016. Another positive contributor was an Egyptian gold mining company, which rallied strongly in July in anticipation of good quarterly results.

Elsewhere, exposure to off-index banking names in Georgia and in Colombia supported relative performance.†

Offsetting some of those gains was the Fund’s stock selection in the Philippines, namely exposure to a second-tier power-generation company that declined on concerns over its capital expenditure program. Another detractor to relative returns was a Saudi Arabia-based travel agency that suffered as the government announced further cuts to subsidies across the economy, which are expected to impact consumer and corporate spending. Exposure to holdings in Nigeria also detracted as a result of the broad decline in that equity market. Exposure to a UAE-based company involved in offshore drilling, exploration and renewable energy platforms also dragged on relative performance, as oil majors continue to cut their budgets despite the short-term rise in the price of oil.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

8       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Frontier Markets Fund

The charts above represent a historical since inception performance comparison of a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual			Expense
Fund Performance		Total Return (%)			Ratio (%)[2]
	Inception			Since
As of October 31, 2016	Date	1 Year	5 Year	Inception	Gross	Net
HSBC Frontier Markets Fund Class A1	9/6/11	-2.56	7.41	6.46	2.23	2.22
HSBC Frontier Markets Fund Class I	9/6/11	2.99	8.88	7.91	1.88	1.87
MSCI Select Frontier and Emerging Markets Capped Index[3]	—	1.13	4.57	3.78	N/A	N/A
MSCI Frontier Markets Index[3]	—	-2.60	4.51	4.12	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2017.

1	Reflects the maximum sales charge of 5.00%.
2	Reflects the expense ratio as reported in the prospectus dated February 28, 2016. HSBC Global Asset Management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 2.20% and 1.85% for Class A Shares and Class I Shares, respectively. The expense limitation shall be in effect until March 1, 2017. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2016 expense ratios can be found in the financial highlights.
3	For additional information, please refer to the Glossary of Terms.

The performance of the Fund is measured against the MSCI Select Frontier and Emerging Markets Capped Index and the MSCI Frontier Markets Index. The MSCI Select Frontier and Emerging Markets Capped Index is a version of the MSCI Frontier Emerging Markets Index (capped) which also includes raises the initial cap of the 5 cross-over countries to 30% and includes Qatar and UAE. The MSCI Frontier Markets Index captures large- and mid-cap representation across 23 Frontier Markets countries: Argentina, Bahrain, Bangladesh, Bulgaria, Croatia, Estonia, Jordan, Kenya, Kuwait, Lebanon, Lithuania, Kazakhstan, Mauritius, Morocco, Nigeria, Oman, Pakistan, Romania, Serbia, Slovenia, Sri Lanka, Tunisia, and Vietnam. The indexes are unmanaged and their performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       9

Portfolio Reviews (Unaudited)
HSBC Total Return Fund (Class A Shares, Class I Shares and Class S Shares)

by Nishant Upadhyay, Senior Vice President/Portfolio Manager
Vinayak Potti, Vice President/Portfolio Manager

The HSBC Total Return Fund (the “Fund”) seeks maximum total return (comprised of capital appreciation and income). Under normal market conditions, the Fund invests its assets (excluding U.S. cash and U.S. cash equivalents) primarily in instruments of issuers that are economically tied to emerging market countries, including in derivative instruments such as futures (including interest rate futures), forwards (including non-deliverable forwards), swaps (including interest rate, total return and credit default swaps), options (including interest rate options) and swaptions.

Investment Concerns

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer term issues and in environments of rising interest rates. Investments in a bond fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

High-yield, lower-rated securities involve greater price volatility and present greater risk than higher rated fixed income securities. At times, due to market conditions, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price. Prices of fixed income securities are generally inversely correlated to interest rates. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. These risks may increase the Fund’s share price volatility.

International investing involves increased risk and volatility. An investment in international funds entails the special risks of international investing, including currency exchange fluctuation, government regulations and intervention, and the potential for political and economic instability.

Prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater effect the risks may have on an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the year ended October 31, 2016, the Fund returned 3.74% (without sales charge) for the Class A Shares, 4.16% for the Class I Shares and 4.14% for the Class S Shares. That compared to the 0.54% total return for the Fund’s benchmark, the BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index1, for the same period.

Portfolio Performance

Emerging markets debt experienced strong performance during the period amid accommodative monetary policy in developed markets, which increased demand for emerging markets assets given the attractive yield differential. Further support came from the rebound in oil prices and a compression in U.S. 10-year Treasury yields from 2.14% to 1.83% over the course of the 12-month period. In our view, as a result of these conditions and near-record inflows, both emerging markets hard currency debt and local debt posted strong gains, returning 11.59% and 11.04%, respectively.

Given the significant compression in U.S. Treasury yields and positive performance of the asset class, long exposures to select investment-grade hard currency countries—including South Africa, Mexico, Indonesia and Colombia—contributed to the Fund’s performance. An overweight to Brazil was the largest contributor to returns, as the country rebounded from a significant sell-off in 2015 on increased investor optimism following the change in political regime.†

Local currency exposure was also a large driver of returns. Long exposures to the Colombian peso and Russian ruble helped performance due to the rebound in oil prices. Long exposure to the Brazilian real in the first half of 2016 also boosted performance when the currency rebounded from a sharp sell-off in 2015.†

Some currency exposures detracted from the Fund’s performance, including the long position in the Mexican peso. That currency suffered from an increase in short speculative positions, as well as the country’s sensitivity to the increase in candidate Donald Trump’s popularity in the U.S Presidential election.†

Tactical long exposure to the South African rand also hurt performance when an escalation of political tensions in the country caused local South Africa assets to underperform from November 2015 through January 2016.†

The Fund benefited strongly from the use of derivatives during the period. For example, the Fund used forward currency exchange contracts to achieve its local currency exposures. Credit default swaps were used to take long positions in some hard currency sovereigns, including Brazil.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

10       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Total Return Fund

The charts above represent a historical since inception performance comparison of a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual		Expense
Fund Performance		Total Return (%)		Ratio (%)[2]
	Inception		Since
As of October 31, 2016	Date	1 Year	Inception	Gross	Net
HSBC Total Return Fund Class A1	3/30/12	-1.20	1.23	1.59	1.59
HSBC Total Return Fund Class I	3/30/12	4.16	2.67	1.24	1.24
HSBC Total Return Fund Class S	3/30/12	4.14	2.74	1.14	1.14
BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index[3]	—	0.54	0.36	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2017.

1	Reflects the maximum sales charge of 4.75%.
2	Reflects the expense ratio as reported in the prospectus dated February 28, 2016. HSBC Global Asset Management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 1.65%, 1.25% and 1.15% for Class A Shares, Class I Shares and Class S Shares, respectively. The expense limitation shall be in effect until March 1, 2017. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2016 expense ratios can be found in the financial highlights.
3	For additional information, please refer to the Glossary of Terms.

The performance of the Fund is measured against the BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index which tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. The index is unmanaged and the performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       11

Portfolio Reviews (Unaudited)
HSBC Asia ex-Japan Smaller Companies Equity Fund (Class A Shares, Class I Shares and Class S Shares)

by Elina Fung, Investment Director of Equities/Portfolio Manager
Alex Kwan, Associate Director of Asia Pacific Equities/Portfolio Manager

The HSBC Asia ex-Japan Smaller Companies Equity Fund (the “Fund”) seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity of, and equity-related instruments related to, smaller companies that are economically tied to Asia (excluding Japan).

Investment Concerns

Equity securities (stocks) may be more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

International investing involves increased risk and volatility. An investment in international funds entails the special risks of international investing, including currency exchange fluctuation, government regulations and intervention, and the potential for political and economic instability.

Because the Fund invests in a single region, its shares do not represent a complete investment program and are subject to greater risk of loss as a result of adverse economic business or other developments affecting that region. As a geographically concentrated fund, the value of the shares may fluctuate more than shares invested in a broader range of industries and companies because of concentration in a specific region.

Prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater effect the risks may have on an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Small- to mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the year ended October 31, 2016, the Fund returned 16.29% (without sales charge) for the Class A Shares, 16.75% for the Class I Shares and 16.87% for the Class S Shares. That compared to a 1.39% total return for the Fund’s benchmark, the MSCI All Country Asia ex Japan Small Cap Index1, for the same period.

Portfolio Performance

Overall, Asian small-cap equities posted a modest gain for the 12-month period. That performance came amid market volatility caused in part by concerns about the impact of the UK’s Brexit vote and China’s normalizing economic growth momentum. Uncertainty surrounding the timing and severity of interest rate increases by the U.S. Federal Reserve also contributed to market volatility. Despite these challenges, the Fund outperformed its benchmark.†

Strong stock selection in the consumer discretionary sector—particularly among Hong Kong and Chinese shares—boosted the Fund’s relative returns. These stocks benefited from strong consumer demand and sales growth. Stock selection in information technology also contributed positively to the Fund’s relative performance. Stock selection in the financials sector, especially among banks and diversified financial companies, hurt relative performance. The Fund’s investments in Korean financials stocks were among the worst performers, including a life insurance company that suffered due to expectations of lower interest rates and a bank that underperformed due to its exposure to distressed Korean ship builders. An underweight allocation in real estate also hurt performance, as the sector was among the top performers during the period.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

12       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Asia ex-Japan Smaller Companies Equity Fund

The charts above represent a historical since inception performance comparison of a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual		Expense
Fund Performance		Total Return (%)		Ratio (%)[2]
	Inception	1	Since
As of October 31, 2016	Date	Year	Inception	Gross	Net
HSBC Asia ex-Japan Smaller Companies Equity Class A1	11/11/14	10.43	3.11	3.76	1.78
HSBC Asia ex-Japan Smaller Companies Equity Class I	11/11/14	16.75	6.24	3.41	1.43
HSBC Asia ex-Japan Smaller Companies Equity Class S	11/11/14	16.87	6.31	3.31	1.33
MSCI All Country Asia ex Japan Small Cap Index[3]	—	1.39	-1.57	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2017.

1	Reflects the maximum sales charge of 5.00%.
2	Reflects the expense ratio as reported in the prospectus dated February 28, 2016. HSBC Global Asset Management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 1.75%, 1.40% and 1.30% for Class A Shares, Class I Shares and Class S Shares, respectively. The expense limitation shall be in effect until March 1, 2017. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2016 expense ratios can be found in the financial highlights.
3	For additional information, please refer to the Glossary of Terms.

The performance of the Fund is measured against the MSCI All Country Asia ex Japan Small Cap Index, which is a free float-adjusted market capitalization-weighted small cap index of the stock markets of two developed markets and eight emerging markets: Hong Kong, Singapore, China, India, Indonesia, Malaysia, the Philippines, Korea, Taiwan and Thailand. The index is unmanaged and its performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       13

Portfolio Reviews (Unaudited)
HSBC Global High Yield Bond Fund (Class A Shares and Class I Shares)

by Mary Bowers, Senior Portfolio Manager
Rick Liu, CFA/Portfolio Manager
Nishant Upadhyay, Senior Vice President/Portfolio Manager

The HSBC Global High Yield Bond Fund (the “Fund”) seeks to maximize total return (comprised of capital appreciation and income). Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in a globally diversified portfolio of high-yield securities.

Investment Concerns

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer term issues and in environments of rising interest rates. Investments in a bond fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

High-yield, lower-rated securities involve greater price volatility and present greater risk than higher rated fixed income securities. At times, due to market conditions, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price. Prices of fixed income securities are generally inversely correlated to interest rates. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. These risks may increase the Fund’s share price volatility.

International investing involves increased risk and volatility. An investment in international funds entails the special risks of international investing, including currency exchange fluctuation, government regulations and intervention, and the potential for political and economic instability.

Prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater effect the risks may have on an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the year ended October 31, 2016, the Fund returned 7.37% (without sales charge) for the Class A Shares and 7.79% for the Class I Shares. That compared to a 9.68% total return for the Fund’s benchmark, the BofA Merrill Lynch BB-B Global High Yield Constrained Index1, for the same period.

Portfolio Performance

Fixed income markets saw two different economic environments during the 12-month period. Through early February 2016, weak commodity prices and concerns over a slowdown in the global economy raised investor apprehension and led credit spreads to widen. With this spread widening, yields on riskier bonds increased and drove prices down. However, credit markets rebounded in mid-February, as talk of reduced output among oil producing nations sparked a rally in the price of oil, which in turn helped investors regain an appetite for risk. Consistent signs of growth in the U.S. economy also helped buoy investor sentiment, as did further efforts by the European Central Bank and Bank of Japan to provide monetary stimulus. Increased investor appetite for risk continued for the remainder of the period, fueling strong gains among global high income bonds. These gains materialized despite a few bouts of volatility triggered by geopolitical events: the U.K. vote to leave the European Union and the approaching U.S. presidential election.

The Fund underperformed its benchmark largely due to allocation decisions. An underweight position in emerging markets debt (EMD) relative to the benchmark dragged on performance as EMD was the best performing asset class during the period. An overweight exposure to U.S. high-yield debt also negatively impacted relative performance as it underperformed relative to Europe and EMD during the period. Relative performance also suffered from issuer selection within EMD.†

The Fund’s relative performance benefited from investments in Europe. A defensive position in this region helped as European credit markets were volatile during the period.†

The Fund maintained some derivative exposure during the period, including currency forwards used to hedge non-USD exposure. However, that derivative exposure did not materially impact performance.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

14       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Global High Yield Bond Fund

The charts above represent a historical since inception performance comparison of a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual		Expense
Fund Performance		Total Return (%)		Ratio (%)[2]
	Inception	1	Since
As of October 31, 2016	Date	Year	Inception	Gross	Net
HSBC Global High Yield Bond Class A1	7/14/15	2.29	-0.02	1.65	1.15
HSBC Global High Yield Bond Class I	7/14/15	7.79	4.19	1.30	0.80
BofA Merrill Lynch BB-B Global High Yield Constrained Index[3]	—	9.68	6.24	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2017.

1	Reflects the maximum sales charge of 4.75%.
2	Reflects the expense ratio as reported in the prospectus dated February 28, 2016. HSBC Global Asset Management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 1.15% and 0.80% for Class A Shares and Class I Shares, respectively. The expense limitation shall be in effect until March 1, 2017. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2016 expense ratios can be found in the financial highlights.
3	For additional information, please refer to the Glossary of Terms.

The performance of the Fund is measured against the BofA Merrill Lynch BB-B Global High Yield Constrained Index, which tracks the performance of USC, CAD GBP and EUR denominated below investment-grade corporate debt publicly issued in he major domestic or eurobond markets. The index is unmanaged and its performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       15

Portfolio Reviews (Unaudited)
HSBC Global High Income Bond Fund (Class A Shares and Class I Shares)

by Jerry Samet, Senior Portfolio Manager
Rick Liu, CFA/Portfolio Manager
Nishant Upadhyay, Senior Vice President/Portfolio Manager

The HSBC Global High Income Bond Fund (the “Fund”) seeks to provide a high level of current income. Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in a globally diversified portfolio of higher yielding securities.

Investment Concerns

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer term issues and in environments of rising interest rates. Investments in a bond fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

High-yield, lower-rated securities involve greater price volatility and present greater risk than higher rated fixed income securities. At times, due to market conditions, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price. Prices of fixed income securities are generally inversely correlated to interest rates. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. These risks may increase the Fund’s share price volatility.

International investing involves increased risk and volatility. An investment in international funds entails the special risks of international investing, including currency exchange fluctuation, government regulations and intervention, and the potential for political and economic instability.

Prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater effect the risks may have on an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the year ended October 31, 2016, the Fund returned 7.04% (without sales charge) for the Class A Shares and 7.43% for the Class I Shares. That compared to a 4.37% and 8.86% total return for the Fund’s benchmarks, the Bloomberg Barclays Global Aggregate Index and the Bloomberg Barclays High Income Bond Composite Index1, respectively, for the same period

Portfolio Performance

Fixed income markets saw two different economic environments during the 12-month period. Weak commodity prices and concerns over a slowdown in the global economy raised concerns among investors, leading credit spreads to widen through early February 2016. As spreads widened, yields on riskier bonds increased, thus driving prices down. But credit markets rebounded in mid-February, as talk of reduced output among oil producing nations sparked a rally in the price of oil, which in turn helped investors regain their appetite for risk. Signs of continued growth in the U.S. economy also helped buoy investor sentiment, as did additional monetary stimulus efforts by the European Central Bank and the Bank of Japan. Increased investor appetite for risk continued throughout the period, fueling strong absolute gains among global high income bonds. These gains came despite a few bouts of increased volatility that were triggered by geopolitical events, namely the U.K. vote to leave the European Union and the upcoming U.S. presidential election.

The Fund underperformed its benchmark largely due to allocation decisions. A lower-than-benchmark position in emerging markets debt dragged on performance as that was the best performing asset class during the period.†

The Fund’s relative performance was boosted by issue selection within U.S. BBB-rated assets, in particular securities in the basic industry, consumer goods and media sectors. The Fund’s underweight allocation to European assets also contributed to relative performance, as this was the worst performing asset class during the period.†

The Fund maintained some derivative exposure during the period, including currency forwards used to hedge non-USD exposure. However, that derivative exposure did not materially impact performance.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

16       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Global High Income Bond Fund

The charts above represent a historical since inception performance comparison of a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual		Expense
Fund Performance		Total Return (%)		Ratio (%)[2]
	Inception	1	Since
As of October 31, 2016	Date	Year	Inception	Gross	Net
HSBC Global High Income Bond Fund Class A1	7/14/15	1.96	0.77	1.56	1.15
HSBC Global High Income Bond Fund Class I	7/14/15	7.43	4.99	1.21	0.80
Bloomberg Barclays Global Aggregate Index[3]	—	4.37	4.48	N/A	N/A
Bloomberg Barclays High Income Bond Composite Index[3]	—	8.86	7.09	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2017.

1	Reflects the maximum sales charge of 4.75%.
2	Reflects the expense ratio as reported in the prospectus dated February 28, 2016. HSBC Global Asset Management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 1.15% and 0.80% for Class A Shares and Class I Shares, respectively. The expense limitation shall be in effect until March 1, 2017. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2016 expense ratios can be found in the financial highlights.
3	For additional information, please refer to the Glossary of Terms.

The performance of the Fund is measured against the Bloomberg Barclays Global Aggregate Index and the Bloomberg Barclays High Income Bond Composite Index. The Bloomberg Barclays Global Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities. The Bloomberg Barclays High Income Bond Composite Index is comprised of indexes across US, Euro and EM markets. Components include: 20% Bloomberg Barclays US Corporate Baa, 15% Bloomberg Barclays High Yield Ba, 15% Bloomberg Barclays Euro Aggregate Corporate Baa USD Hedged, 15% Bloomberg Barclays Euro HY BB Rating Only USD Hedged, and 35% Bloomberg Barclays EM USD Aggregate Index. The indexes are unmanaged and their performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       17

Portfolio Reviews (Unaudited)
HSBC Global Equity Volatility Focused Fund (Class A Shares and Class I Shares)

by Angus Parker, Portfolio Manager

HSBC Global Equity Volatility Focused Fund (the “Fund”) seeks to provide long-term total return. Under normal market conditions, at least 80% of the Fund’s nets assets, plus any borrowings for investment purposes, are invested in a globally diversified portfolio of equity securities and equity-related instruments that is expected to generate lower volatility relative to the global equity market (as measured by the Fund’s benchmark index).

Investment Concerns

Equity securities (stocks) may be more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

International investing involves increased risk and volatility. An investment in international funds entails the special risks of international investing, including currency exchange fluctuation, government regulations and intervention, and the potential for political and economic instability.

Prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater effect the risks may have on an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

The Fund’s techniques for limiting portfolio volatility may or may not be successful, may cause the Fund’s portfolio to underperform its benchmark or may cause the Fund to lose money.

Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

Since the Fund’s inception on November 4, 2015 through October 31, 2016, the Fund returned 0.74% (without sales charge) for the Class A Shares and 1.09% for the Class I Shares. That compared to a 1.94% total return for the Fund’s benchmark, the MSCI ACWI Index1, for the same period.

Portfolio Performance

Global equities posted a small gain during the period under review, even as they experienced two major corrections, one in early the period and the other in June. In early 2016, investors grew concerned about falling commodity prices, weak Chinese economic growth and political unrest in the Middle East. These factors pushed global equity markets lower during the first few months of the period. Strengthening commodity prices in late February, however, helped fuel a rally in stock prices. That rally was then interrupted by U.K.’s June vote to exit the European Union. Stocks declined sharply following the Brexit vote, but recovered relatively quickly as investors grew more confident about the state of the global economy.

The Fund seeks to achieve better risk-adjusted returns than its benchmark. It focuses on high-quality investments with attractive combinations of profitability and valuation to create a lower volatility portfolio. This approach is designed to capture long-term returns while navigating short-term uncertainties.†

The Fund underperformed its benchmark for the period since its inception, although it posted 82.3% of the benchmark’s volatility for that time frame.†

Stock selection in the consumer discretionary sector and information technology sector (in India) dragged on relative results, as did exposure to the U.K. In particular, the Fund’s investment in a U.K.-based low-cost airline detracted as investors anticipated increased regulation and expenses in a post-Brexit environment. In addition, the Fund’s holdings of a U.K. clothing retailer lagged as it reported slowing sales due to a weaker economy early in 2016. The Fund’s holding in a U.S. jewelry retailer also detracted.†

Stock selection in the health care and financials sectors and in U.S. and Switzerland added to relative results. In terms of individual holdings, a U.S. food company with expanding operating margins helped relative results, as did an Indonesian bank that grew with the country’s economic expansion. While the Fund’s sector allocations are a result of its investment process within specific parameters relative to the benchmark, an overweight exposure to the defensive consumer staples sector, at 1.5 times the benchmark weighting, also contributed positively to the Fund’s relative results.†

The Fund did not have any exposure to derivatives during the period.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

18       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Global Equity Volatility Focused Fund

The charts above represent a historical since inception performance comparison of a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Aggregate	Expense
Fund Performance		Total Return (%)	Ratio (%)[2]
	Inception	Since
As of October 31, 2016	Date	Inception	Gross	Net
HSBC Global Equity Volatility Focused Fund Class A1	11/4/15	-4.33	2.83	1.30
HSBC Global Equity Volatility Focused Fund Class I	11/4/15	1.09	2.48	0.95
MSCI ACWI Index[3]	—	1.94	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2017.

1	Reflects the maximum sales charge of 5.00%.
2	Reflects the expense ratio as reported in the prospectus dated February 28, 2016. HSBC Global Asset Management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 1.30% and 0.95% for Class A Shares and Class I Shares, respectively. The expense limitation shall be in effect until March 1, 2017. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2016 expense ratios can be found in the financial highlights.
3	For additional information, please refer to the Glossary of Terms.

The performance of the Fund is measured against the MSCI ACWI Index, which is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. It consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. The index is unmanaged and its performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       19

Portfolio Reviews (Unaudited)
HSBC Euro High Yield Bond Fund (USD Hedged) (Class A Shares and Class I Shares)

by Philippe Igigabel, Portfolio Manager
Sophie Sentilhes, Portfolio Manager

HSBC Euro High Yield Bond Fund (USD Hedged) (the “Fund”) seeks to maximize total return (comprised of capital appreciation and income). Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in Euro-denominated high-yield securities.

Investment Concerns

Euro-denominated securities have significant exposure to the Euro and events affecting the Euro. The Economic and Monetary Union (“EMU”) of the European Union (“EU”) is comprised of EU members that have adopted the Euro. Recent market events affecting several of the EMU member countries have adversely affected the sovereign debt issued by those countries, and ultimately may lead to a decline in the value of the Euro.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer term issues and in environments of rising interest rates. Investments in a bond fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

International investing involves increased risk and volatility. An investment in international funds entails the special risks of international investing, including currency exchange fluctuation, government regulations and intervention, and the potential for political and economic instability.

Prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater effect the risks may have on an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

High-yield, lower-rated securities involve greater price volatility and present greater risk than higher rated fixed income securities. At times, due to market conditions, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price. Prices of fixed income securities are generally inversely correlated to interest rates. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. These risks may increase the Fund’s share price volatility.

Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

Since the Fund’s inception on January 19, 2016 through October 31, 2016, the Fund returned 10.38% (without sales charge) for the Class A Shares and 10.51% for the Class I Shares. That compared to a 11.44% total return for the Fund’s benchmark, the BofA Merrill Lynch BB-B Euro High Yield Constrained Index1, for the same period.

Portfolio Performance

European high-yield securities posted strong gains during the period under review, despite a high level of volatility. In early 2016, investors were relatively risk-averse, which negatively impacted a number of higher-risk asset classes, including high-yield bonds. However, appetite for risk increased in March as the European Central Bank (ECB) and other central banks announced additional monetary stimulus efforts. As a result, demand for high-yield bonds increased amid the continued low-yield environment. This search for yield also helped the market recover rather quickly from the wave of risk aversion fueled by the U.K.’s June vote to exit the European Union. After a brief period of weakness following the Brexit vote, European high-yield securities rallied during the remainder of the period.

Sector allocation decisions dragged on the Fund’s results relative to its benchmark. In particular, the Fund’s overweight exposure to bonds issued by European banks (relative to the benchmark) hurt performance as that sector lagged the market for the period. Holdings of contingent convertible bonds—a type of security popular with European banks—also weighed on results. Underweight positions in bonds from the energy and commodity sectors detracted from relative performance, as those sectors were the best performers over the 2016 period.†

Security selection had a mixed effect on relative results. The Fund was hurt primarily by a lack of exposure to some of the top performing securities in the asset class, including a Brazilian oil operator. However, the Fund benefited from its decision to avoid euro-denominated bonds issued by an embattled Brazilian telecom operator in the benchmark. Prices on that company’s bonds fell sharply when a proposed merger fell through.†

Overall, asset allocation decisions benefited the Fund’s relative performance. The Fund also benefited from an overweight position in high beta1 instruments such as non-financial hybrid bonds, subordinated insurance bonds and long-dated bonds, as these investments performed well during the period.†

The Fund maintained some derivative exposure through the use of currency forwards to hedge non-USD exposure. These derivatives had no material impact on the Fund’s return.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

20       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Euro High Yield Bond Fund (USD Hedged)

The charts above represent a historical since inception performance comparison of a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Aggregate	Expense
Fund Performance		Total Return (%)	Ratio (%)[2]
	Inception	Since
As of October 31, 2016	Date	Inception	Gross	Net
HSBC Euro High Yield Bond Fund (USD Hedged) Class A1	1/19/16	5.12	1.48	1.05
HSBC Euro High Yield Bond Fund (USD Hedged) Class I	1/19/16	10.51	1.13	0.80
BofA Merrill Lynch BB-B Euro High Yield Constrained Index[3]	—	11.44	N/A	N/A
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2017.

1	Reflects the maximum sales charge of 4.75%.
2	Reflects the expense ratio as reported in the prospectus dated February 28, 2016. HSBC Global Asset Management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 1.05% and 0.80% for Class A Shares and Class I Shares, respectively. The expense limitation shall be in effect until March 1, 2017. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2016 expense ratios can be found in the financial highlights.
3	For additional information, please refer to the Glossary of Terms.

The performance of the Fund is measured against the BofA Merrill Lynch BB-B Euro High Yield Constrained Index, which contains all securities in the BofA Merrill Lynch U.S. High Yield Index rated BB+ through B- by S&P (or equivalent as rated by Moody;s or Fitch), but caps issuer exposure at 3%. The index is unmanaged and its performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       21

Portfolio Reviews
Portfolio Composition*
October 31, 2016 (Unaudited)

HSBC Emerging Markets Debt Fund
Country	Percentage of Investments at Value(%)†
Mexico	11.9
Brazil	11.5
Turkey	9.0
Indonesia	8.9
United States	7.4
Hungary	5.0
Kazakhstan	4.6
China	4.4
Philippines	3.9
Croatia	3.9
Dominican Republic	3.5
Venezuela	3.4
Panama	3.0
Colombia	2.4
Russian Federation	2.3
South Africa	2.2
Sri Lanka	2.2
Chile	2.1
Poland	1.8
Argentina	1.7
Uruguay	1.4
India	1.2
Peru	0.9
El Salvador	0.7
Romania	0.7
100.0

HSBC Emerging Markets Local Debt Fund
Country	Percentage of Investments at Value(%)†
Indonesia	19.0
Turkey	14.0
Poland	12.1
South Africa	11.4
Colombia	9.0
Thailand	7.9
Mexico	6.7
Brazil	6.0
Russian Federation	4.9
Romania	4.3
Malaysia	3.7
Peru	0.9
Hungary	0.1
100.0

HSBC Frontier Markets Fund
Country	Percentage of Investments at Value(%)†
Pakistan	11.7
United Arab Emirates	11.4
Argentina	9.2
Kuwait	7.3
Philippines	6.9
Colombia	5.2
Vietnam	4.8
Romania	4.7
Egypt	4.5
Peru	3.9
Nigeria	3.8
Qatar	3.5
Morocco	3.4
Georgia	3.3
Oman	3.0
Sri Lanka	2.3
Kenya	2.2
Croatia	2.2
United Kingdom	1.8
Kazakhstan	1.7
Cambodia	1.4
Australia	0.6
Saudi Arabia	0.6
Bangladesh	0.6
100.0

HSBC Total Return Fund
Country	Percentage of Investments at Value(%)†
United States	33.6
Mexico	12.6
Brazil	9.7
Colombia	8.4
South Africa	7.2
Turkey	6.6
Russian Federation	4.5
Republic of Serbia	4.3
China	3.0
Indonesia	2.9
Hungary	2.1
Chile	1.7
Croatia	1.4
Barbados	1.0
Panama	0.8
Dominican Republic	0.2
100.0
____________________

*	Portfolio composition is subject to change.
†	Excludes any instruments used for cash management.

22       HSBC FAMILY OF FUNDS

Portfolio Reviews
Portfolio Composition* (continued)
October 31, 2016 (Unaudited)

HSBC Asia ex-Japan Smaller Companies Equity Fund
Country	Percentage of Investments at Value(%)†
Hong Kong	25.6
Korea, Republic Of	22.9
China	16.6
Taiwan,
Province Of China	15.7
Singapore	5.3
Indonesia	4.2
Philippines	3.5
Thailand	3.3
Malaysia	2.9
100.0

HSBC Global High Yield Bond Fund
Country	Percentage of Investments at Value(%)†
United States	60.8
France	7.1
Netherlands	5.0
Luxembourg	4.4
Brazil	4.2
Canada	4.0
Germany	3.8
United Kingdom	1.4
Ireland	1.4
Bermuda	1.0
Jersey	0.9
Russian Federation	0.9
Mexico	0.9
Denmark	0.7
Sweden	0.5
South Africa	0.5
Austria	0.5
Colombia	0.5
Venezuela	0.4
Australia	0.4
Turkey	0.3
Peru	0.3
Cayman Islands	0.1
100.0

HSBC Global High Income Bond Fund
Country	Percentage of Investments at Value(%)†
United States	43.8
France	7.2
Netherlands	4.6
Germany	3.7
Brazil	3.6
Mexico	3.6
United Kingdom	3.6
China	3.3
Luxembourg	3.2
Italy	1.8
Turkey	1.8
Colombia	1.8
India	1.7
Indonesia	1.7
Canada	1.5
Australia	1.3
Russian Federation	1.3
Spain	1.1
Bermuda	0.9
Chile	0.8
Hong Kong	0.8
Ireland	0.8
Peru	0.6
Hungary	0.6
Ireland (Republic of)	0.5
Dominican Republic	0.5
Croatia	0.5
Guernsey	0.5
Venezuela	0.4
Belgium	0.4
South Africa	0.4
Poland	0.3
Austria	0.3
Uruguay	0.3
Cayman Islands	0.2
Romania	0.2
Panama	0.2
Philippines	0.1
Japan	0.1
100.0
____________________

*	Portfolio composition is subject to change.
†	Excludes any instruments used for cash management.

HSBC FAMILY OF FUNDS       23

Portfolio Reviews
Portfolio Composition* (continued)
October 31, 2016 (Unaudited)

HSBC Euro High Yield Bond Fund (USD Hedged)
Country	Percentage of Investments at Value(%)†
France	30.2
Netherlands	18.7
Germany	13.9
United Kingdom	8.3
Luxembourg	7.0
United States	5.2
Denmark	2.8
Austria	2.7
Switzerland	2.3
Spain	1.8
Mexico	1.5
Sweden	1.4
Belgium	1.3
Australia	1.0
Ireland	1.0
Jersey	0.9
100.0

HSBC Global Equity Volatility Focused Fund
Country	Percentage of Investments at Value(%)†
United States	52.0
Japan	14.0
United Kingdom	7.4
Switzerland	5.5
Germany	4.3
Australia	3.3
Hong Kong	2.9
France	2.2
Indonesia	1.9
Ireland	1.7
Singapore	1.7
China	1.5
Canada	0.9
Netherlands	0.7
100.0
____________________

*	Portfolio composition is subject to change.
†	Excludes any instruments used for cash management.

24       HSBC FAMILY OF FUNDS

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2016

Yankee Dollars – 81.0%

	Principal
	Amount ($)	Value ($)
Argentina – 1.5%
Republic of Argentina, Registered,
7.50%, 4/22/26	150,000	163,875
Brazil – 10.0%
Caixa Economica Federal, Registered,
4.50%, 10/3/18 (a)	150,000	153,225
Federal Republic of Brazil,
6.00%, 1/17/17	200,000	201,730
Federal Republic of Brazil,
7.13%, 1/20/37	267,000	304,380
Federal Republic of Brazil,
5.63%, 1/7/41	220,000	212,300
Petrobras Brasileiro SA,
6.85%, 6/5/15	50,000	42,625
Petrobras Global Finance BV,
6.25%, 3/17/24	130,000	128,212
Petrobras Global Finance BV,
8.75%, 5/23/26	15,000	16,898
Petrobras International Finance Co.,
5.38%, 1/27/21	32,000	31,686
		1,091,056
Chile – 1.9%
CorpBanca SA, 3.13%, 1/15/18	200,000	202,009
China – 3.8%
CNOOC Finance (2014) ULC,
4.25%, 4/30/24	200,000	213,013
Sinopec Capital (2013) Ltd.,
3.13%, 4/24/23 (a)	200,000	202,886
		415,899
Colombia – 2.1%
Republic of Colombia,
7.38%, 1/27/17	100,000	101,300
Republic of Colombia,
7.38%, 9/18/37	100,000	128,000
		229,300
Croatia – 3.4%
Croatia, Registered,
6.25%, 4/27/17	200,000	204,120
Croatia, Registered,
6.75%, 11/5/19	150,000	164,754
		368,874
Dominican Republic – 3.0%
Dominican Republic, Registered,
7.50%, 5/6/21	200,000	220,040
Republic of Dominican,
6.88%, 1/29/26 (a)	100,000	109,750
		329,790
El Salvador – 0.6%
Republic of El Salvador, Registered,
7.75%, 1/24/23	60,000	65,550
Hungary – 4.4%
Republic of Hungary,
6.38%, 3/29/21	100,000	115,365
Republic of Hungary,
5.38%, 2/21/23	320,000	363,136
		478,501
India – 1.0%
ICICI Bank, Ltd., Registered,
5.75%, 11/16/20	100,000	111,598
Indonesia – 7.8%
Republic of Indonesia, Registered,
6.88%, 1/17/18	200,000	211,491
Republic of Indonesia, Registered,
5.88%, 3/13/20	200,000	222,495
Republic of Indonesia, Registered,
8.50%, 10/12/35	100,000	147,929
Republic of Indonesia, Registered,
6.63%, 2/17/37	100,000	125,549
Republic of Indonesia, Registered,
7.75%, 1/17/38	100,000	140,187
		847,651
Kazakhstan – 4.1%
Kazmunaygas National Co.,
9.13%, 7/2/18	200,000	219,308
Republic of Kazakhstan, Registered,
5.13%, 7/21/25	200,000	221,554
		440,862
Mexico – 10.4%
Petroleos Mexicanos,
6.38%, 2/4/21 (a)	27,000	29,538
Petroleos Mexicanos,
3.50%, 1/30/23	100,000	94,450
Petroleos Mexicanos,
6.63%, 6/15/35	220,000	221,430
United Mexican States,
4.00%, 10/2/23	228,000	239,172
United Mexican States,
6.05%, 1/11/40	80,000	95,100
United Mexican States, Series M,
4.75%, 3/8/44	160,000	159,600
United Mexican States,
5.55%, 1/21/45	260,000	291,199
		1,130,489
Panama – 2.6%
Republic of Panama, 4.00%, 9/22/24,
Callable 6/22/24 @ 100 (b)	200,000	214,750
Republic of Panama,
9.38%, 4/1/29	8,000	12,150
Republic of Panama,
6.70%, 1/26/36	41,000	54,274
		281,174

See notes to schedules of portfolio investments.	HSBC FAMILY OF FUNDS 25

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2016 (continued)

Yankee Dollars, continued

	Principal
	Amount ($)	Value ($)
Peru – 0.8%
Republic of Peru, 6.55%, 3/14/37	65,000	89,050
Philippines – 3.5%
Republic of Philippines,
4.00%, 1/15/21	100,000	108,781
Republic of Philippines,
10.63%, 3/16/25	53,000	84,542
Republic of Philippines,
7.75%, 1/14/31	120,000	181,237
		374,560
Poland – 1.5%
Republic of Poland,
5.00%, 3/23/22	100,000	113,250
Republic of Poland,
4.00%, 1/22/24	50,000	54,560
		167,810
Romania – 0.6%
Republic of Romania,
6.13%, 1/22/44 (a)	50,000	64,920
Russian Federation – 2.0%
Russian Federation, Registered,
4.88%, 9/16/23	200,000	214,992
South Africa – 1.9%
Republic of South Africa,
4.67%, 1/17/24	200,000	209,600
Sri Lanka – 1.9%
Republic of Sri Lanka, Registered,
6.00%, 1/14/19	200,000	206,290
Turkey – 7.9%
Republic of Turkey,
7.00%, 6/5/20	214,000	235,212
Republic of Turkey,
6.25%, 9/26/22	200,000	217,558
Republic of Turkey,
4.88%, 10/9/26	200,000	199,400
Republic of Turkey,
6.00%, 1/14/41	200,000	206,382
		858,552
Uruguay – 1.3%
Republic of Uruguay, PIK,
7.88%, 1/15/33	60,000	83,310
Republica Oriental del Uruguay,
4.50%, 8/14/24	10,000	10,940
Republica Oriental del Uruguay,
5.10%, 6/18/50	43,000	42,785
		137,035
Venezuela – 3.0%
Bolivarian Republic of Venezuela,
9.25%, 5/7/28	313,000	145,075
Petroleos de Venezuela SA,
Registered, 6.00%, 5/16/24	280,000	105,000
Republic of Venezuela,
7.00%, 12/1/18	24,000	14,040
Republic of Venezuela,
7.75%, 10/13/19	35,000	17,763
Republic of Venezuela, Registered,
6.00%, 12/9/20	100,000	44,400
		326,278
TOTAL YANKEE DOLLARS
(COST $8,676,537)		8,805,715

Corporate Bonds – 0.9%

United States – 0.9%
Southern Copper Corp.,
5.25%, 11/8/42	25,000	23,669
Southern Copper Corp.,
5.88%, 4/23/45	75,000	74,994
		98,663
TOTAL CORPORATE BONDS
(COST $96,704)		98,663

U.S. Treasury Obligation – 5.5%

U.S. Treasury Note – 5.5%
1.50%, 8/15/26	620,000	601,788
TOTAL U.S. TREASURY OBLIGATION
(COST $616,183)		601,788

Investment Companies – 12.4%

	Shares
Northern Institutional Government
Assets Portfolio, Institutional
Shares, 0.08% (c)	1,348,723	1,348,723
TOTAL INVESTMENT COMPANIES
(COST $1,348,723)		1,348,723
TOTAL INVESTMENT SECURITIES
(COST $10,738,147) – 99.8%		10,854,889
Other Assets
(Liabilities) – 0.2%		17,064
NET ASSETS – 100%		$10,871,953
____________________

(a)	Rule 144A security or other security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.
(b)	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
(c)	The rate represents the annualized one-day yield that was in effect on October 31, 2016.
ULC — Unlimited Liability Co.
PIK — Payment-in-Kind

26 HSBC FAMILY OF FUNDS	See notes to schedules of portfolio investments.

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2016 (continued)

The Fund invested, as a percentage of net assets at value, in the following industries, as of October 31, 2016:

Percentage of Net Assets
Industry	at Value (%)
Sovereign Bonds	64.6
Investment Companies	12.4
Oil, Gas & Consumable Fuels	12.0
U.S. Treasury Obligation	5.5
Banks	4.3
Metals & Mining	0.9
Total	99.7

Credit Default Swap Agreements - Buy Protection(a)

At October 31, 2016, the Fund’s open credit default swap agreements were as follows:

							Upfront
			Implied Credit				Premiums	Unrealized
			Spread at	Notional	Fixed		Paid/	Appreciation/
		Expiration	October 31, 2016	Amount	Rate	Value	(Received)	(Depreciation)
Underlying Instrument	Counterparty	Date	(%)(b)	($)(c)	(%)	($)	($)	($)
Federative
Republic of Brazil	Barclays Bank PLC	6/20/21	2.43	79,000	1.00	4,906	7,871	(2,965)
Federative
Republic of Brazil	Barclays Bank PLC	6/20/21	2.43	35,000	1.00	2,174	3,432	(1,258)
Federative
Republic of Brazil	Bank of America	6/20/21	2.43	125,000	1.00	7,763	8,771	(1,008)
Federative
Republic of Brazil	Barclays Bank PLC	6/20/21	2.43	240,000	1.00	14,904	29,085	(14,181)
Federative
Republic of Brazil	Barclays Bank PLC	6/20/21	2.43	120,000	1.00	7,452	13,471	(6,019)
Federative
Republic of Brazil	Barclays Bank PLC	6/20/21	2.43	120,000	1.00	7,452	13,094	(5,642)
Federative
Republic of Brazil	Barclays Bank PLC	6/20/21	2.43	100,000	1.00	6,210	10,295	(4,085)
Republic of	JPMorgan Chase
Panama	Bank N.A.	12/20/20	1.10	250,000	1.00	(213)	7,223	(7,436)
Republic of
Turkey	Barclays Bank PLC	12/20/21	2.50	180,000	1.00	12,837	13,194	(357)
						63,485	106,436	(42,951)

See notes to schedules of portfolio investments.	HSBC FAMILY OF FUNDS 27

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2016 (continued)

Credit Default Swap Agreements - Sell Protection(a)

At October 31, 2016, the Fund’s open credit default swap agreements were as follows:

							Upfront
			Implied Credit				Premiums	Unrealized
			Spread at	Notional	Fixed		Paid/	Appreciation/
		Expiration	October 31, 2016	Amount ($)	Rate	Value	(Received)	(Depreciation)
Underlying Instrument	Counterparty	Date	(%)(b)	(c)	(%)	($)	($)	($)
CDX Emerging
Markets Index,
Series 25	Credit Suisse	6/20/21	2.41	1,700,000	1.00	(105,082)	(104,889)	(193)
Republic of
Colombia	Barclays Bank PLC	6/20/21	1.58	100,000	1.00	(2,404)	(5,992)	3,588
Republic of
Colombia	Barclays Bank PLC	6/20/21	1.58	92,000	1.00	(2,211)	(5,810)	3,599
Republic of
Colombia	Barclays Bank PLC	6/20/21	1.58	100,000	1.00	(2,404)	(4,440)	2,036
Republic of
Colombia	Barclays Bank PLC	6/20/21	1.58	97,000	1.00	(2,331)	(6,028)	3,697
Republic of
Indonesia	Barclays Bank PLC	6/20/21	1.39	100,000	1.00	(1,663)	(2,534)	871
Republic of
Panama	Barclays Bank PLC	12/20/20	1.10	125,000	1.00	107	(4,644)	4,751
Republic of
Peru	Bank of America	6/20/21	0.94	40,000	1.00	180	(906)	1,086
Republic of
Peru	Credit Suisse	9/20/20	0.77	125,000	1.00	1,352	(2,371)	3,723
						(114,456)	(137,614)	23,158

(a)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value. Alternatively, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity to the seller or (ii) receive a net amount equal to the par value of the defaulted reference entity less its recovery value.
(b)	Implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.
(c)	The notional amount represents the maximum potential amount of future payments that the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap agreement. Alternatively, the notional amount represents the maximum potential amount of payment the Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement.

28 HSBC FAMILY OF FUNDS	See notes to schedules of portfolio investments.

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2016 (continued)

At October 31, 2016, the Fund’s open forward foreign currency exchange contracts were as follows:

			Contract			Net Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value		(Depreciation)
Short Contracts	Counterparty	Date	Currency)	($)	Value ($)	($)
Colombian Peso	UBS AG	2/24/17	295,133,000	100,000	96,596	3,404
Indonesian Rupiah	JP Morgan Chase	12/7/16	1,218,579,000	93,000	92,929	71
Korean Won	Standard Chartered Bank	2/8/17	4,300,650	3,931	3,760	171
Mexican Peso	Barclays Bank PLC	11/7/16	2,084,020	110,000	110,186	(186)
Mexican Peso	Barclays Bank PLC	11/7/16	2,626,175	141,000	138,851	2,149
Mexican Peso	Credit Suisse	11/7/16	2,756,787	149,000	145,757	3,243
Mexican Peso	Standard Chartered Bank	11/7/16	2,162,357	113,000	114,328	(1,328)
Mexican Peso	Standard Chartered Bank	11/7/16	1,758,925	95,000	92,998	2,002
Mexican Peso	UBS AG	11/7/16	4,157,372	223,539	219,809	3,730
Russian Ruble	Barclays Bank PLC	1/13/17	6,391,946	92,179	99,102	(6,923)
Russian Ruble	JP Morgan Chase	1/13/17	18,908,910	283,811	293,168	(9,357)
South African Rand	Credit Suisse	12/13/16	1,486	104	109	(5)
Turkish Lira	UBS AG	2/22/17	343,983	109,000	108,518	482
				1,513,564	1,516,111	(2,547)

			Contract			Net Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value		(Depreciation)
Long Contracts	Counterparty	Date	Currency)	($)	Value ($)	($)
Colombian Peso	JP Morgan Chase	2/24/17	674,288,141	225,364	220,692	(4,672)
Indonesian Rupiah	Barclays Bank PLC	12/7/16	1,219,560,000	91,540	93,004	1,464
Mexican Peso	Barclays Bank PLC	11/7/16	2,788,975	147,000	147,459	459
Mexican Peso	Credit Suisse	11/7/16	1,700,062	91,000	89,886	(1,114)
Mexican Peso	Goldman Sachs	11/7/16	1,768,277	93,000	93,492	492
Mexican Peso	Standard Chartered Bank	11/7/16	899,735	47,000	47,571	571
Mexican Peso	Standard Chartered Bank	11/7/16	5,610,377	300,989	296,632	(4,357)
Mexican Peso	UBS AG	11/7/16	2,778,210	142,000	146,890	4,890
Mexican Peso	UBS AG	3/7/17	4,157,372	220,796	216,893	(3,903)
Russian Ruble	Credit Suisse	1/13/17	25,303,678	371,440	392,313	20,873
Turkish Lira	Credit Suisse	2/22/17	191,095	61,000	60,285	(715)
Turkish Lira	UBS AG	2/22/17	156,640	50,000	49,416	(584)
				1,841,129	1,854,533	13,404

See notes to schedules of portfolio investments.	HSBC FAMILY OF FUNDS 29

HSBC EMERGING MARKETS LOCAL DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2016

Foreign Bonds – 65.8%

	Principal
	Amount †	Value ($)
Brazil – 4.0%
Letra Tesouro Nacional, Series LTN,
12.93%, 1/1/17 (a)	300,000	91,951
Letra Tesouro Nacional, Series LTN,
12.46%, 7/1/17 (a)	150,000	43,355
Nota do Tesouro Nacional,
0.16%, 1/1/21	2,400,000	747,094
Nota Do Tesouro Nacional, Series
NTNF, 0.46%, 1/1/27	700,000	209,394
		1,091,794
Colombia – 6.0%
Titulos de Tesoreria Bond, Series B,
11.00%, 7/24/20	900,000,000	340,753
Titulos de Tesoreria Bond, Series B,
10.00%, 7/24/24	2,333,400,000	912,276
Titulos de Tesoreria Bond,
7.50%, 8/26/26	400,000,000	134,113
Titulos de Tesoreria Bond, Series B,
6.00%, 4/28/28	860,000,000	254,662
		1,641,804
Hungary – 0.1%
Hungary Government Bond, Series
25/B, 5.50%, 6/24/25	6,000,000	25,678
Indonesia – 12.4%
Indonesia Government, Series
FR60, 6.25%, 4/15/17	4,240,000,000	325,109
Indonesia Government, Series
FR69, 7.88%, 4/15/19	4,300,000,000	338,268
Indonesia Government, Series
FR53, 8.25%, 7/15/21	2,830,000,000	227,320
Indonesia Government, Series
FR70, 8.38%, 3/15/24	3,772,000,000	307,033
Indonesia Government, Series
FR40, 11.00%, 9/15/25	2,000,000,000	188,691
Indonesia Government, Series
FR56, 8.38%, 9/15/26	23,773,000,000	1,938,626
Indonesia Government,
8.75%, 5/15/31	1,300,000,000	111,347
		3,436,394
Malaysia – 2.4%
Malaysia Government, Series 0415,
4.25%, 5/31/35	1,360,000	321,741
Malaysian Government, Series
0315, 3.66%, 10/15/20	950,000	229,033
Malaysian Government, Series
0115, 3.96%, 9/15/25	510,000	123,471
		674,245
Mexico – 4.4%
Mexican Bonos Desarrollo, Series
M10, 8.50%, 12/13/18 (b)	4,200,000	235,336
Mexican Bonos Desarrollo, Series
M, 6.50%, 6/10/21 (b)	3,760,000	203,350
Mexican Bonos Desarrollo, Series
M, 5.75%, 3/5/26 (b)	6,920,000	353,207
Mexican Bonos Desarrollo, Series
M20, 7.50%, 6/3/27	7,500,000	430,994
		1,222,887
Peru – 0.6%
Republic of Peru, Registered,
7.84%, 8/12/20	479,000	157,567
Poland – 8.0%
Poland Government Bond, Series
0719, 3.25%, 7/25/19	808,000	213,196
Poland Government Bond, Series
1020, 5.25%, 10/25/20	250,000	70,859
Poland Government Bond, Series
0421, 2.00%, 4/25/21	2,850,000	715,018
Poland Government Bond, Series
0922, 5.75%, 9/23/22	2,000,000	592,940
Poland Government Bond, Series
0725, 3.25%, 7/25/25	650,000	168,551
Poland Government Bond, Series
0726, 2.50%, 7/25/26	1,800,000	435,676
		2,196,240
Romania – 2.8%
Romania Government Bond,
6.75%, 6/11/17	200,000	50,532
Romania Government Bond, Series
5Y, 5.90%, 7/26/17	650,000	164,434
Romania Government Bond, Series
5Y, 3.25%, 3/22/21	1,500,000	381,083
Romania Government Bond, Series
10YR, 5.95%, 6/11/21	420,000	118,781
Romania Government Bond, Series
10Y, 4.75%, 2/24/25	210,000	57,353
		772,183
Russian Federation – 3.2%
Russia Government Bond, Series
6208, 7.50%, 2/27/19 (b)	28,000,000	433,225
Russia Government Bond, Series
6215, 7.00%, 8/16/23 (b)	22,600,000	329,986
Russia Government Bond, Series
6207, 8.15%, 2/3/27 (b)	8,000,000	124,322
		887,533
South Africa – 7.5%
Republic of South Africa, Series
R204, 8.00%, 12/21/18	2,600,000	193,698
Republic of South Africa, Series
2023, 7.75%, 2/28/23	6,000,000	431,472
Republic of South Africa, Series
R186, 10.50%, 12/21/26	13,225,000	1,087,087
Republic of South Africa, Series
R209, 6.25%, 3/31/36	6,647,000	358,565
		2,070,822

30 HSBC FAMILY OF FUNDS	See notes to schedules of portfolio investments.

HSBC EMERGING MARKETS LOCAL DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2016 (continued)

Foreign Bonds, continued

	Principal
	Amount †	Value ($)
Thailand – 5.2%
Thailand Government Bond,
1.88%, 6/17/22	12,700,000	357,956
Thailand Government Bond,
3.85%, 12/12/25	20,686,000	673,151
Thailand Government Bond,
2.13%, 12/17/26	720,000	20,486
Thailand Government Bond,
4.88%, 6/22/29	10,500,000	381,489
		1,433,082
Turkey – 9.2%
Turkey Government Bond,
8.20%, 11/16/16 (b)	100,000	32,316
Turkey Government Bond,
10.70%, 2/17/21 (b)	90,000	30,195
Turkey Government Bond,
9.50%, 1/12/22 (b)	990,000	317,425
Turkey Government Bond,
8.80%, 9/27/23 (b)	2,400,000	737,709
Turkey Government Bond,
8.00%, 3/12/25 (b)	1,700,000	493,423
Turkey Government Bond,
10.60%, 2/11/26 (b)	2,754,692	931,763
		2,542,831
TOTAL FOREIGN BONDS
(COST $18,954,454)		18,153,060

Investment Companies – 29.4%

	Shares
Northern Institutional Government
Assets Portfolio, Institutional
Shares, 0.08% (c)	8,102,676	8,102,676
TOTAL INVESTMENT COMPANIES
(COST $8,102,676)		8,102,676
TOTAL INVESTMENT SECURITIES
(COST $27,057,130) – 95.2%		26,255,736
Other Assets
(Liabilities) – 4.8%		1,329,628
NET ASSETS – 100%		$27,585,364
____________________

†	The principal amount is disclosed in local currency and the value is disclosed in U.S. Dollars.
(a)	Represents a zero coupon bond. Rate shown reflects the effective yield as of October 31, 2016.
(b)	Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on October 31, 2016. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the Fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.
(c)	The rate represents the annualized one-day yield that was in effect on October 31, 2016.

The Fund invested, as a percentage of net assets at value, in the following industries, as of October 31, 2016:

Percentage of Net Assets
Industry	at Value (%)
Sovereign Bonds	65.8
Investment Companies	29.4
Total	95.2

See notes to schedules of portfolio investments.	HSBC FAMILY OF FUNDS 31

HSBC EMERGING MARKETS LOCAL DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2016 (continued)

Interest Rate Swap Agreements

At October 31, 2016, the Fund’s open interest rate swap agreements were as follows:

Pay/									Unrealized
Receive		Fixed			Notional		Notional		Appreciation/
Floating	Floating Rate	Rate	Expiration		Amount		Amount	Value	(Depreciation)
Rate	Index	(%)	Date	Counterparty	(Local)		($)	($)	($)
Pay	1-Year BRL CDI	12.97	1/2/17	Barclays Bank PLC	6,174,842	BRL	1,934,777	(26,950)	(26,950)
	3-Month ZAR-
Pay	JIBAR-SAFEX	5.98	1/24/18	Barclays Bank PLC	20,000,000	ZAR	1,484,373	(25,619)	(25,619)
	3-Month MYR-
Pay	KLIBOR-BRM	3.24	5/3/18	Standard Chartered Bank	1,500,000	MYR	357,867	(679)	(679)
	3-Month ZAR-
Receive	JIBAR-SAFEX	7.47	9/20/18	Barclays Bank PLC	8,600,000	ZAR	638,281	238	238
	1-Month MXN-			JPMorgan Chase
Pay	TIIEBanxico	5.35	5/7/19	Bank N.A.	24,000,000	MXN	1,269,982	(15,341)	(15,341)
Pay	1-Year BRL CDI	10.88	1/4/21	Credit Suisse	454,548	BRL	142,425	(840)	(840)
Pay	1-Year BRL CDI	10.89	1/4/21	Credit Suisse	1,623,798	BRL	508,788	(2,801)	(2,801)
Pay	1-Year BRL CDI	12.49	1/4/21	Credit Suisse	3,465,951	BRL	1,085,994	30,376	30,376
	1-Month MXN-
Pay	TIIEBanxico	5.24	4/14/21	Standard Chartered Bank	7,100,000	MXN	375,703	(12,435)	(12,435)
	1-Month MXN-
Pay	TIIEBanxico	5.80	7/14/21	Barclays Bank PLC	15,500,000	MXN	820,197	(9,795)	(9,795)
	1-Month MXN-
Pay	TIIEBanxico	5.87	7/19/21	Standard Chartered Bank	8,000,000	MXN	423,327	(3,892)	(3,892)
	1-Month MXN-
Pay	TIIEBanxico	5.86	7/26/21	Credit Suisse	5,100,000	MXN	269,871	(2,666)	(2,666)
								(70,404)	(70,404)

BRL	Brazilian Real
MYR	Malaysian Ringgit
MXN	Mexican Peso
ZAR	South African Rand

At October 31, 2016, the Fund’s open forward foreign currency exchange contracts were as follows:

						Net
			Contract			Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value	Value	(Depreciation)
Short Contracts	Counterparty	Date	Currency)	($)	($)	($)
Brazilian Real	JP Morgan Chase	12/2/16	644,293	194,000	199,909	(5,909)
Brazilian Real	UBS AG	12/2/16	359,542	110,000	111,557	(1,557)
Chilean Peso	Credit Suisse	11/3/16	103,046,357	153,000	157,752	(4,752)
Chilean Peso	JP Morgan Chase	11/3/16	66,606,000	100,000	101,966	(1,966)
Chilean Peso	Standard Chartered Bank	11/3/16	100,380,000	150,000	153,671	(3,671)
Chilean Peso	JP Morgan Chase	3/3/17	167,209,785	249,099	253,626	(4,527)
Colombian Peso	UBS AG	2/24/17	597,108,000	204,000	195,432	8,568
European Euro	Standard Chartered Bank	11/15/16	210,901	237,799	231,620	6,179
Indian Rupee	UBS AG	2/17/17	6,623,907	97,000	97,625	(625)
Indonesian Rupiah	Barclays Bank PLC	12/7/16	7,174,742,967	519,157	547,146	(27,989)
Indonesian Rupiah	Goldman Sachs	12/7/16	680,000,000	50,577	51,857	(1,280)
Indonesian Rupiah	JP Morgan Chase	12/7/16	1,690,108,545	125,754	128,888	(3,134)
Indonesian Rupiah	JP Morgan Chase	12/7/16	2,491,090,000	190,000	189,971	29
Indonesian Rupiah	Standard Chartered Bank	12/7/16	1,559,400,000	115,000	118,920	(3,920)
Korean Won	Standard Chartered Bank	2/8/17	242,241,784	221,422	211,795	9,627
Mexican Peso	Barclays Bank PLC	11/7/16	26,991,792	1,451,646	1,427,109	24,537
Mexican Peso	Credit Suisse	11/7/16	4,000,000	200,640	211,488	(10,848)
Mexican Peso	Credit Suisse	11/7/16	6,428,096	348,000	339,866	8,134
Mexican Peso	UBS AG	11/7/16	36,012,553	1,936,367	1,904,055	32,312
Mexican Peso	UBS AG	11/7/16	4,522,752	234,000	239,127	(5,127)

32 HSBC FAMILY OF FUNDS	See notes to schedules of portfolio investments.

HSBC EMERGING MARKETS LOCAL DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2016 (continued)

						Net
			Contract			Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value	Value	(Depreciation)
Short Contracts	Counterparty	Date	Currency)	($)	($)	($)
Philippine Peso	Credit Suisse	12/14/16	5,461,834	115,570	112,837	2,733
Polish Zloty	Morgan Stanley	1/27/17	500,000	125,471	127,325	(1,854)
Romanian Leu	Goldman Sachs	11/17/16	340,000	83,839	82,880	959
Romanian Leu	Standard Chartered Bank	11/17/16	1,265,284	311,309	308,431	2,878
Russian Ruble	Barclays Bank PLC	1/13/17	359,925,831	5,348,080	5,580,368	(232,288)
Russian Ruble	Goldman Sachs	1/13/17	12,308,051	185,000	190,827	(5,827)
Russian Ruble	JP Morgan Chase	1/13/17	14,921,293	232,000	231,343	657
Russian Ruble	UBS AG	1/13/17	17,755,641	278,000	275,287	2,713
Singapore Dollar	Barclays Bank PLC	1/25/17	225,968	162,000	162,562	(562)
Singapore Dollar	Morgan Stanley	1/25/17	542,576	397,087	390,331	6,756
South African Rand	Credit Suisse	12/13/16	3,734,785	262,989	274,769	(11,780)
South African Rand	Goldman Sachs	12/13/16	1,231,840	82,000	90,627	(8,627)
South African Rand	JP Morgan Chase	12/13/16	1,723,871	118,609	126,825	(8,216)
South African Rand	UBS AG	12/13/16	10,469,831	741,410	770,267	(28,857)
Taiwanese Dollar	JP Morgan Chase	2/10/17	3,171,400	100,000	100,841	(841)
Taiwanese Dollar	Standard Chartered Bank	2/10/17	7,012,125	225,000	222,964	2,036
Thai Baht	Standard Chartered Bank	11/15/16	5,417,777	155,000	154,784	216
Thai Baht	Standard Chartered Bank	11/15/16	13,672,201	390,000	390,609	(609)
Turkish Lira	Credit Suisse	2/22/17	473,273	149,000	149,305	(305)
Turkish Lira	Standard Chartered Bank	2/22/17	200,000	65,243	63,094	2,149
Turkish Lira	UBS AG	2/22/17	1,815,574	571,885	572,766	(881)
				16,986,953	17,252,422	(265,469)

						Net
			Contract			Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value	Value	(Depreciation)
Long Contracts	Counterparty	Date	Currency)	($)	($)	($)
Brazilian Real	Barclays Bank PLC	12/2/16	4,830,199	1,483,613	1,498,698	15,085
Brazilian Real	Goldman Sachs	12/2/16	460,000	138,550	142,727	4,177
Brazilian Real	JP Morgan Chase	12/2/16	756,020	223,000	234,576	11,576
Brazilian Real	JP Morgan Chase	12/2/16	1,948,194	610,000	604,479	(5,521)
Chilean Peso	Credit Suisse	11/3/16	146,740,000	220,000	224,643	4,643
Chilean Peso	JP Morgan Chase	11/3/16	116,035,185	174,907	177,637	2,730
Chilean Peso	UBS AG	11/3/16	7,257,172	10,570	11,110	540
Chilean Peso	JP Morgan Chase	3/3/17	184,735,600	280,000	280,209	209
Colombian Peso	JP Morgan Chase	2/24/17	1,424,287,061	476,103	466,165	(9,938)
European Euro	UBS AG	11/15/16	198,936	220,000	218,480	(1,520)
Hungarian Forint	Barclays Bank PLC	1/30/17	11,505,514	42,000	41,012	(988)
Hungarian Forint	Goldman Sachs	1/30/17	90,692,006	320,000	323,280	3,280
Hungarian Forint	UBS AG	1/30/17	323,503,509	1,191,629	1,153,159	(38,470)
Indian Rupee	JP Morgan Chase	2/17/17	43,947,908	643,815	647,717	3,902
Indonesian Rupiah	Barclays Bank PLC	12/7/16	3,182,498,000	239,000	242,697	3,697
Indonesian Rupiah	Goldman Sachs	12/7/16	1,197,606,606	89,000	91,329	2,329
Indonesian Rupiah	JP Morgan Chase	12/7/16	1,940,000,000	148,103	147,945	(158)
Korean Won	JP Morgan Chase	2/8/17	242,305,000	215,000	211,850	(3,150)

See notes to schedules of portfolio investments.	HSBC FAMILY OF FUNDS 33

HSBC EMERGING MARKETS LOCAL DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2016 (continued)

						Net
			Contract			Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value	Value	(Depreciation)
Long Contracts	Counterparty	Date	Currency)	($)	($)	($)
Malaysian Ringgit	Barclays Bank PLC	2/15/17	500,000	118,641	118,716	75
Malaysian Ringgit	JP Morgan Chase	2/15/17	3,006,075	722,000	713,739	(8,261)
Malaysian Ringgit	Standard Chartered Bank	2/15/17	4,310,240	1,036,489	1,023,389	(13,100)
Mexican Peso	Barclays Bank PLC	11/7/16	3,532,200	185,000	186,754	1,754
Mexican Peso	Credit Suisse	11/7/16	2,708,890	145,000	143,224	(1,776)
Mexican Peso	Goldman Sachs	11/7/16	27,963,229	1,492,741	1,478,472	(14,269)
Mexican Peso	Goldman Sachs	11/7/16	11,089,053	572,963	586,300	13,337
Mexican Peso	JP Morgan Chase	11/7/16	9,321,396	487,947	492,841	4,894
Mexican Peso	Standard Chartered Bank	11/7/16	2,389,584	123,156	126,342	3,186
Mexican Peso	Standard Chartered Bank	11/7/16	16,041,431	855,857	848,143	(7,714)
Mexican Peso	UBS AG	11/7/16	4,909,410	259,000	259,570	570
Mexican Peso	UBS AG	3/7/17	36,012,553	1,912,611	1,878,799	(33,812)
Mexican Peso	Goldman Sachs	3/15/17	2,400,649	127,000	125,131	(1,869)
Peruvian Nuevo	UBS AG	2/23/17	509,142	150,000	149,465	(535)
Peruvian Nuevo	UBS AG	2/23/17	759,098	222,805	222,842	37
Philippine Peso	JP Morgan Chase	12/14/16	9,868,085	205,000	203,866	(1,134)
Polish Zloty	Barclays Bank PLC	1/27/17	308,258	80,671	78,498	(2,173)
Polish Zloty	Credit Suisse	1/27/17	535,636	136,000	136,400	400
Polish Zloty	Standard Chartered Bank	1/27/17	614,227	156,000	156,413	413
Polish Zloty	Standard Chartered Bank	1/27/17	72,000	18,619	18,335	(284)
Romanian Leu	Barclays Bank PLC	11/17/16	733,229	177,000	178,735	1,735
Romanian Leu	Barclays Bank PLC	11/17/16	257,506	65,000	62,771	(2,229)
Romanian Leu	Goldman Sachs	11/17/16	721,885	183,259	175,970	(7,289)
Romanian Leu	Standard Chartered Bank	11/17/16	80,615	20,000	19,651	(349)
Russian Ruble	Barclays Bank PLC	1/13/17	371,670,572	5,361,284	5,762,461	401,177
Russian Ruble	Credit Suisse	1/13/17	26,805,538	396,242	415,599	19,357
Russian Ruble	JP Morgan Chase	1/13/17	3,838,602	55,393	59,515	4,122
Russian Ruble	JP Morgan Chase	1/13/17	21,033,586	330,000	326,109	(3,891)
Russian Ruble	Standard Chartered Bank	1/13/17	10,031,585	151,115	155,532	4,417
Russian Ruble	UBS AG	1/13/17	8,016,180	116,000	124,285	8,285
South African Rand	Barclays Bank PLC	12/13/16	7,675,222	547,589	564,667	17,078
South African Rand	Morgan Stanley	12/13/16	1,011,053	70,000	74,383	4,383
South African Rand	UBS AG	12/13/16	16,877,835	1,188,792	1,241,704	52,912
Thai Baht	Standard Chartered Bank	11/15/16	32,276,092	916,582	922,115	5,533
Thai Baht	Standard Chartered Bank	11/15/16	10,288,744	295,000	293,945	(1,055)
Turkish Lira	Barclays Bank PLC	2/22/17	254,141	80,000	80,175	175
Turkish Lira	Credit Suisse	2/22/17	773,777	247,000	244,106	(2,894)
Turkish Lira	UBS AG	2/22/17	1,723,110	557,676	543,595	(14,081)
				26,490,722	26,910,270	419,548

34 HSBC FAMILY OF FUNDS	See notes to schedules of portfolio investments.

HSBC FRONTIER MARKETS FUND
Schedule of Portfolio Investments—as of October 31, 2016

Common Stocks – 91.1%

	Shares	Value ($)
Argentina – 9.2%
Banco Macro SA, ADR	27,495	2,095,944
Grupo Financiero Galicia SA, ADR	69,578	2,166,659
YPF Sociedad Anonima, ADR	16,662	295,917
		4,558,520
Australia – 0.6%
Donaco International Ltd.	963,131	318,622
Bangladesh – 0.6%
Square Pharmaceuticals Ltd. (a)	81,200	277,258
Cambodia – 1.4%
NagaCorp Ltd.	1,090,000	673,230
Colombia – 5.3%
Banco Davivienda SA	172,001	1,751,037
Cemex Latam Holdings SA (a)	225,350	838,189
		2,589,226
Croatia – 2.2%
Hrvatski Telekom dd	15,754	376,925
Ledo dd	416	691,247
		1,068,172
Egypt – 4.5%
Centamin plc	694,605	1,341,386
Commercial International Bank,
Registered, GDR	194,327	858,925
		2,200,311
Georgia – 3.3%
Bank of Georgia Holdings plc	44,458	1,608,286
Kazakhstan – 1.7%
Halyk Savings Bank of Kazakhstan
JSC, Registered, GDR (a)	125,904	837,262
Kenya – 2.2%
Safaricom Ltd.	5,671,600	1,108,083
Kuwait – 7.4%
Kuwait Projects Co (Holding) KSC	541,712	884,683
Mabanee Co. SAKC	307,898	812,664
Mobile Telecommunications Co.	707,500	910,343
National Bank of Kuwait SAK	525,691	1,023,285
		3,630,975
Morocco – 3.4%
Attijariwafa Bank	40,419	1,669,804
Nigeria – 3.8%
Dangote Cement plc	1,177,258	654,032
Diamond Bank plc (a)	39,425,181	130,166
Guaranty Trust Bank plc	5,002,588	373,208
Nestle Foods Nigeria plc	48,428	122,223
Nigerian Breweries plc	696,476	323,099
Zenith Bank plc	6,091,707	284,280
Oman – 2.7%
Bank Muscat SAOG	870,245	935,796
Ooredoo	227,745	383,321
		1,319,117
Pakistan – 11.6%
D.G. Khan Cement Co. Ltd.	634,800	1,040,283
Engro Corp Ltd.	467,997	1,247,128
Engro Fertilizers Ltd.	372,830	226,012
Lucky Cement Ltd.	113,200	725,680
Searle Co. Ltd.	84,246	396,274
The Hub Power Co. Ltd.	839,792	855,666
United Bank Ltd.	653,000	1,256,004
		5,747,047
Peru – 3.9%
Credicorp Ltd.	12,800	1,903,104
Philippines – 7.0%
Energy Development Corp.	7,763,000	946,121
First Gen Corp.	1,564,900	741,881
Robinsons Land Corp.	1,418,100	906,634
Vista Land & Lifescapes, Inc.	7,758,000	838,140
		3,432,776
Qatar – 3.5%
Industries Qatar QSC	100	2,801
Qatar Electricity & Water Co.	14,791	852,999
Qatar National Bank	20,296	891,789
		1,747,589
Romania – 4.7%
BRD-Groupe Societe Generale	121,296	324,567
Electrica SA	209,089	685,855
SIF 5 Oltenia Craiova	2,539,336	922,067
Societatea Nationala de Gaze	66,948	382,593
		2,315,082
Sri Lanka – 2.3%
John Keells Holdings plc	1,146,382	1,157,256
United Arab Emirates – 8.0%
DP World Ltd.	53,986	969,049
Emaar Properties PJSC	507,633	963,327
Emirates NBD PJSC	302,640	659,185
Gulf Marine Services plc	354,559	196,343
NMC Health plc	65,687	1,174,460
		3,962,364
United Kingdom – 1.8%
TBC Bank Group plc (a)	56,191	886,398
TOTAL COMMON STOCKS
(COST $47,314,136)		44,897,490

See notes to schedules of portfolio investments.	HSBC FAMILY OF FUNDS 35

HSBC FRONTIER MARKETS FUND
Schedule of Portfolio Investments—as of October 31, 2016 (continued)

Convertible Corporate Bonds – 0.4%

	Principal
	Amount ($)	Value ($)
Oman – 0.4%
Bank Muscat SAOG,
0.35%, 3/19/18	383,981	95,746
Bank Muscat SAOG,
0.45%, 3/20/17	270,600	77,314
		173,060
TOTAL CONVERTIBLE CORPORATE
BONDS (COST $471,695)		173,060

Participatory Notes – 8.8%

	Shares
Saudi Arabia – 0.6%
Al Tayyar Travel Group Holding Co.,
5/24/18, (Merrill Lynch
International & Co.) (a)	35,530	291,828
United Arab Emirates – 3.4%
Aramex PJSC, 3/14/19, (Merrill Lynch
International & Co.)	1,718,199	1,656,028
Vietnam – 4.8%
PetroVietnam Drilling & Well Services
JSC, 8/21/2021,
(JPMorgan Chase) (a)	323,949	351,929
Vietnam Dairy Products JSC, 2/22/18,
(JPMorgan Chase)	186,268	1,184,931
Vietnam Dairy Products JSC, 1/20/17,
(Citigroup Global Markets
Holding, Inc.)	132,969	845,874
		2,382,734
TOTAL PARTICIPATORY NOTES
(COST $3,899,732)		4,330,590
TOTAL INVESTMENT SECURITIES
(COST $51,685,563) – 100.3%		49,401,140
Other Assets (Liabilities) – (0.3)%		(125,213)
NET ASSETS – 100%		$49,275,927
____________________

(a) Represents non-income producing security.
ADR — American Depositary Receipt
GDR — Global Depository Receipt

The Fund invested, as a percentage of net assets at value, in the following industries, as of October 31, 2016:

Percentage of Net Assets
Industry	at Value (%)
Banks	40.2
Real Estate Management &
Development	7.0
Construction Materials	6.5
Food Products	5.8
Independent Power & Renewable
Electricity Producers	5.2
Wireless Telecommunication Services	4.9
Air Freight & Logistics	3.4
Chemicals	3.0
Metals & Mining	2.7
Hotels, Restaurants & Leisure	2.6
Industrial Conglomerates	2.4
Health Care Providers & Services	2.4
Transportation Infrastructure	2.0
Capital Markets	1.9
Diversified Financial Services	1.8
Multi-Utilities	1.7
Electric Utilities	1.4
Oil, Gas & Consumable Fuels	1.4
Pharmaceuticals	1.4
Energy Equipment & Services	1.1
Diversified Telecommunication
Services	0.8
Beverages	0.7
Total	100.3

36 HSBC FAMILY OF FUNDS	See notes to schedules of portfolio investments.

HSBC TOTAL RETURN FUND
Schedule of Portfolio Investments—as of October 31, 2016

Foreign Bonds – 11.7%

	Principal
	Amount †	Value ($)
Brazil – 2.5%
Letra Tesouro Nacional, Series LTN,
12.93%, 1/1/17 (a)	5,600,000	1,716,427
Letra Tesouro Nacional, Series LTN,
12.46%, 7/1/17 (a)	200,000	57,806
		1,774,233
Mexico – 6.7%
Mexican Bonos Desarrollo, Series M,
6.50%, 6/10/21 (b)	51,000,000	2,758,212
Mexican Bonos Desarrollo, Series M,
5.75%, 3/5/26 (b)	40,760,000	2,080,451
Mexican Bonos Desarrollo, Series
M30, 10.00%, 11/20/36 (b)	711,800	51,094
		4,889,757
Turkey – 2.5%
Turkey Government Bond,
10.70%, 2/17/21 (b)	20,000	6,710
Turkey Government Bond,
10.60%, 2/11/26 (b)	5,230,055	1,769,046
		1,775,756
TOTAL FOREIGN BONDS
(COST $8,581,730)		8,439,746

Yankee Dollars – 43.0%

	Principal
	Amount ($)
Barbados – 0.8%
Columbus International, Inc., 7.38%,
3/30/21, Callable 3/30/18 @
103.69 (c),(d)	550,000	588,500
Brazil – 5.6%
Caixa Economica Federal, Registered,
4.50%, 10/3/18	700,000	715,050
Centrais Eletricas Brasileiras SA,
Registered, 6.88%, 7/30/19	480,000	504,000
Federal Republic of Brazil,
5.63%, 1/7/41	450,000	434,250
Federal Republic of Brazil,
5.00%, 1/27/45	703,000	620,398
Marfrig Holding Europe BV,
Registered, 6.88%, 6/24/19,
Callable 6/24/17 @ 103.44 (d)	300,000	309,750
Petrobras Global Finance BV,
8.38%, 5/23/21	197,000	217,744
Petrobras Global Finance BV,
4.38%, 5/20/23	657,000	594,585
Petrobras International Finance Co.,
7.88%, 3/15/19	229,000	246,175
Petrobras International Finance Co.,
5.38%, 1/27/21	372,000	368,354
		4,010,306
Chile – 1.4%
CorpBanca SA, 3.13%, 1/15/18	975,000	984,796
China – 2.5%
Sinopec Group Overseas 2014,
1.75%, 4/10/17	1,800,000	1,801,881
Colombia – 6.8%
Banco de Bogota SA, Registered,
5.00%, 1/15/17	600,000	603,839
Grupo Aval Ltd., Registered,
4.75%, 9/26/22	380,000	374,775
Republic of Colombia,
7.38%, 1/27/17	3,220,000	3,261,859
Republic of Colombia,
7.38%, 3/18/19	100,000	112,500
Republic of Colombia,
5.63%, 2/26/44, Callable
8/26/43 @ 100 (d)	600,000	655,500
		5,008,473
Croatia – 1.2%
Croatia, Registered,
6.25%, 4/27/17	825,000	841,995
Dominican Republic – 0.2%
Republic of Dominican,
6.88%, 1/29/26 (c)	100,000	109,750
Hungary – 1.7%
Hungary, 4.13%, 2/19/18	1,200,000	1,234,980
Indonesia – 2.4%
Republic of Indonesia,
4.75%, 1/8/26	729,000	794,687
Republic of Indonesia, Registered,
3.75%, 4/25/22	327,000	339,754
Republic of Indonesia, Registered,
5.38%, 10/17/23	500,000	565,040
		1,699,481
Mexico – 3.6%
Petroleos Mexicanos,
3.50%, 7/18/18	1,420,000	1,443,075
United Mexican States,
4.00%, 10/2/23	1,112,000	1,166,488
		2,609,563
Panama – 0.7%
Republic of Panama,
6.70%, 1/26/36	360,000	476,550
Republic of Serbia – 3.6%
Republic of Serbia, Registered,
5.25%, 11/21/17	2,501,000	2,573,029
Russian Federation – 3.7%
Gazprom OAO Via Gaz Capital SA,
Registered, 8.15%, 4/11/18	370,000	397,750
Gazprom OAO Via Gaz Capital SA,
Registered, 4.95%, 7/19/22	260,000	266,980
Gazprom OAO, Registered,
9.25%, 4/23/19	100,000	114,110

See notes to schedules of portfolio investments.	HSBC FAMILY OF FUNDS 37

HSBC TOTAL RETURN FUND
Schedule of Portfolio Investments—as of October 31, 2016 (continued)

Yankee Dollars, continued

	Principal
	Amount ($)	Value ($)
Russian Federation – continued
Russian Federation, Registered,
3.25%, 4/4/17	1,200,000	1,206,108
Russian Federation, Registered,
11.00%, 7/24/18	577,000	663,342
		2,648,290
South Africa – 5.8%
Republic of South Africa,
6.88%, 5/27/19	3,351,000	3,696,656
Republic of South Africa,
4.67%, 1/17/24	567,000	594,216
		4,290,872
Turkey – 3.0%
Republic of Turkey,
7.00%, 3/11/19	316,000	341,675
Republic of Turkey,
7.50%, 11/7/19	486,000	539,460
Republic of Turkey,
5.63%, 3/30/21	750,000	792,053
Republic of Turkey,
4.88%, 10/9/26	460,000	458,620
		2,131,808
TOTAL YANKEE DOLLARS
(COST $30,549,945)		31,010,274

Corporate Bonds – 2.4%

United States – 2.4%
Southern Copper Corp.,
5.25%, 11/8/42	58,000	54,912
Southern Copper Corp.,
5.88%, 4/23/45	1,219,000	1,218,908
Southern Copper Corp.,
6.75%, 4/16/40	450,000	490,593
		1,764,413
TOTAL CORPORATE BONDS
(COST $1,404,452)		1,764,413

U.S. Treasury Obligations – 25.2%

U.S. Treasury Bill – 20.1%
0.16%(e), 12/1/16	14,500,000	14,497,955
U.S. Treasury Note – 5.1%
1.50%, 8/15/26	3,827,000	3,714,582
TOTAL U.S. TREASURY OBLIGATIONS
(COST $18,242,140)		18,212,537

Investment Companies – 16.9%

	Shares
Northern Institutional Government
Assets Portfolio, Institutional
Shares, 0.08% (f)	12,171,897	12,171,897
TOTAL INVESTMENT COMPANIES
(COST $12,171,897)		12,171,897
TOTAL INVESTMENT SECURITIES
(COST $70,950,164) – 99.2%		71,598,867
Other Assets (Liabilities) – 0.8%		570,466
NET ASSETS – 100%		$72,169,333
____________________

†	The principal amount is disclosed in local currency and the value is disclosed in U.S. Dollars.
(a)	Represents a zero coupon bond. Rate shown reflects the effective yield as of October 31, 2016.
(b)	Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on October 31, 2016. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the Fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.
(c)	Rule 144A security or other security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.
(d)	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
(e)	Rate presented represents the effective yield at time of purchase.
(f)	The rate represents the annualized one-day yield that was in effect on October 31, 2016.

The Fund invested, as a percentage of net assets at value, in the following industries, as of October 31, 2016:

Percentage of Net Assets
Industry	at Value (%)
Sovereign Bonds	41.5
U.S. Treasury Obligation	25.2
Investment Companies	16.9
Oil, Gas & Consumable Fuels	7.6
Banks	3.7
Metals & Mining	2.4
Diversified Telecommunication Services	0.8
Electric Utilities	0.7
Food Products	0.4
Total	99.2

38 HSBC FAMILY OF FUNDS	See notes to schedules of portfolio investments.

HSBC TOTAL RETURN FUND
Schedule of Portfolio Investments—as of October 31, 2016 (continued)

Futures Contracts Purchased

					Unrealized
		Expiration	Number of	Notional	Appreciation/
Description	Type	Date	Contracts	Value	(Depreciation)
10-Year US Treasury December Future	Long	12/20/16	14	$1,814,750	$(11,838)
				$1,814,750	$(11,838)

Interest Rate Swap Agreements

At October 31, 2016, the Fund’s open interest rate swap agreements were as follows:

								Unrealized
Pay/Receive		Fixed			Notional	Notional		Appreciation/
Floating		Rate	Expiration		Amount	Amount	Value	(Depreciation)
Rate	Floating Rate Index	(%)	Date	Counterparty	(Local)	($)	($)	($)
				Standard
Pay	1-Year BRL CDI	10.96	1/4/21	Chartered Bank	6,147,745 BRL	1,926,287	(7,713)	(7,713)
				Barclays
Receive	3-Month LIBOR BBA	1.77	8/10/22	Bank PLC	5,000,000 USD	5,000,000	(110,537)	(110,537)
	1-Month MXN-			Barclays
Receive	TIIEBanxico	6.28	12/26/25	Bank PLC	134,100,000 MXN	7,096,027	85,171	85,171
	1-Month MXN-			Barclays
Receive	TIIEBanxico	6.30	12/29/25	Bank PLC	38,000,000 MXN	2,010,805	21,727	21,727
	1-Month MXN-			Standard
Pay	TIIEBanxico	6.15	4/14/26	Chartered Bank	155,000,000 MXN	8,201,970	(189,355)	(189,355)
							(200,707)	(200,707)

BRL  Brazilian Real
MXN Mexican Peso

Credit Default Swap Agreements - Buy Protection(a)

At October 31, 2016, the Fund’s open credit default swap agreements were as follows:

							Upfront
			Implied Credit				Premiums	Unrealized
			Spread at	Notional	Fixed		Paid/	Appreciation/
		Expiration	October 31,	Amount	Rate	Value	(Received)	(Depreciation)
Underlying Instrument	Counterparty	Date	2016 (%)(b)	($)(c)	(%)	($)	($)	($)
Emirate of Abu Dhabi	Barclays Bank PLC	6/20/18	0.16	4,400,000	1.00	(67,946)	(72,021)	4,075
Federative Republic
of Brazil	Barclays Bank PLC	6/20/21	2.43	4,200,000	1.00	260,824	471,263	(210,439)
Federative Republic
of Brazil	Barclays Bank PLC	6/20/21	2.43	950,000	1.00	58,996	89,597	(30,601)
Federative Republic
of Brazil	Barclays Bank PLC	6/20/21	2.43	242,000	1.00	15,028	23,727	(8,699)
	JPMorgan Chase
Republic of Korea	Bank N.A.	9/20/17	0.09	100,000	1.00	(936)	1,211	(2,147)
Republic of Korea	Barclays Bank PLC	12/20/18	0.16	3,500,000	1.00	(67,134)	(62,066)	(5,068)
State of Qatar	Barclays Bank PLC	9/20/17	0.26	3,000,000	1.00	(26,630)	35,643	(62,273)
						172,202	487,354	(315,152)

See notes to schedules of portfolio investments.	HSBC FAMILY OF FUNDS 39

HSBC TOTAL RETURN FUND
Schedule of Portfolio Investments—as of October 31, 2016 (continued)

Credit Default Swap Agreements - Sell Protection(a)

At October 31, 2016, the Fund’s open credit default swap agreements were as follows:

							Upfront
			Implied Credit				Premiums	Unrealized
			Spread at	Notional			Paid/	Appreciation/
		Expiration	October 31,	Amount	Fixed	Value	(Received)	(Depreciation)
Underlying Instrument	Counterparty	Date	2016 (%)(b)	($)(c)	Rate (%)	($)	($)	($)
Federative Republic
of Brazil	Credit Suisse	6/20/18	1.03	4,500,000	1.00	2,847	(96,534)	99,381
Federative Republic	JPMorgan Chase
of Brazil	Bank N.A.	6/20/18	1.03	2,500,000	1.00	1,582	(46,715)	48,297
People’s Republic
of China	Credit Suisse	6/20/18	0.38	2,000,000	1.00	22,142	12,545	9,597
	JPMorgan Chase
Republic of Peru	Bank N.A.	6/20/17	0.22	100,000	1.00	609	(3,224)	3,833
Republic of Turkey	Barclays Bank PLC	6/20/19	1.44	2,000,000	1.00	(21,847)	(137,955)	116,108
						5,333	(271,883)	277,216

(a)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value. Alternatively, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity to the seller or (ii) receive a net amount equal to the par value of the defaulted reference entity less its recovery value.
(b)	Implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.
(c)	The notional amount represents the maximum potential amount of future payments that the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap agreement. Alternatively, the notional amount represents the maximum potential amount of payment the Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement.

40 HSBC FAMILY OF FUNDS	See notes to schedules of portfolio investments.

HSBC TOTAL RETURN FUND
Schedule of Portfolio Investments—as of October 31, 2016 (continued)

At October 31, 2016, the Fund’s open forward foreign currency exchange contracts were as follows:

			Contract			Net Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value	Value	(Depreciation)
Short Contracts	Counterparty	Date	Currency)	($)	($)	($)
Brazilian Real	Credit Suisse	1/4/17	5,600,000	1,478,938	1,720,189	(241,251)
Chilean Peso	Credit Suisse	11/3/16	1,436,587,445	2,133,000	2,199,257	(66,257)
Colombian Peso	Credit Suisse	2/24/17	8,738,130,600	2,935,000	2,859,964	75,036
European Euro	Credit Suisse	11/15/16	1,284,101	1,450,000	1,410,255	39,745
European Euro	Standard Chartered Bank	11/15/16	3,780,000	4,257,088	4,151,361	105,727
Hungarian Forint	UBS AG	1/30/17	634,622,051	2,337,638	2,262,170	75,468
Indian Rupee	UBS AG	2/17/17	86,725,379	1,270,000	1,278,184	(8,184)
Indonesian Rupiah	Barclays Bank PLC	12/7/16	2,621,497,500	189,689	199,915	(10,226)
Israeli Shekel	Standard Chartered Bank	1/19/17	8,660,880	2,300,000	2,263,389	36,611
Korean Won	Credit Suisse	2/8/17	802,854,000	730,000	701,946	28,054
Korean Won	Standard Chartered Bank	2/8/17	2,213,740,485	2,023,473	1,935,502	87,971
Mexican Peso	Barclays Bank PLC	11/7/16	14,759,360	770,000	780,357	(10,357)
Mexican Peso	Barclays Bank PLC	11/7/16	66,839,592	3,613,530	3,533,943	79,587
Mexican Peso	Credit Suisse	11/7/16	21,320,000	1,103,491	1,127,231	(23,740)
Mexican Peso	Credit Suisse	11/7/16	16,814,575	919,000	889,020	29,980
Mexican Peso	Goldman Sachs	11/7/16	275,000	14,687	14,540	147
Mexican Peso	Standard Chartered Bank	11/7/16	14,734,643	770,000	779,050	(9,050)
Mexican Peso	Standard Chartered Bank	11/7/16	21,465,906	1,155,000	1,134,945	20,055
Mexican Peso	UBS AG	11/7/16	1,050,995	56,511	55,568	943
Polish Zloty	Barclays Bank PLC	1/27/17	8,597,521	2,250,359	2,189,366	60,993
Polish Zloty	Credit Suisse	1/27/17	5,949,443	1,530,000	1,515,030	14,970
Russian Ruble	Barclays Bank PLC	1/13/17	59,920,190	938,000	929,015	8,985
Russian Ruble	Credit Suisse	1/13/17	67,750,290	1,062,000	1,050,415	11,585
Russian Ruble	UBS AG	1/13/17	184,379,078	2,876,000	2,858,653	17,347
South African Rand	Barclays Bank PLC	12/13/16	3,938,202	274,000	289,734	(15,734)
South African Rand	Credit Suisse	12/13/16	5,567,330	397,000	409,589	(12,589)
South African Rand	Standard Chartered Bank	12/13/16	15,461,708	1,077,000	1,137,520	(60,520)
South African Rand	UBS AG	12/13/16	39,503,019	2,802,000	2,906,242	(104,242)
Turkish Lira	Credit Suisse	2/22/17	3,068,335	966,000	967,979	(1,979)
Turkish Lira	UBS AG	2/22/17	9,366,702	2,949,993	2,954,948	(4,955)
Turkish Lira	UBS AG	2/22/17	2,558,975	834,902	807,289	27,613
				47,464,299	47,312,566	151,733
See notes to schedules of portfolio investments.	HSBC FAMILY OF FUNDS 41

HSBC TOTAL RETURN FUND
Schedule of Portfolio Investments—as of October 31, 2016 (continued)

			Contract			Net Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value	Value	(Depreciation)
Long Contracts	Counterparty	Date	Currency)	($)	($)	($)
Brazilian Real	Credit Suisse	12/2/16	7,171,548	2,118,000	2,225,164	107,164
Chilean Peso	Credit Suisse	11/3/16	1,429,913,320	2,143,500	2,189,040	45,540
Chilean Peso	UBS AG	11/3/16	6,674,125	10,014	10,217	203
Colombian Peso	JP Morgan Chase	2/24/17	17,469,422,793	5,838,711	5,717,690	(121,021)
European Euro	Barclays Bank PLC	11/15/16	1,291,644	1,450,000	1,418,540	(31,460)
European Euro	Credit Suisse	11/15/16	1,298,758	1,430,000	1,426,353	(3,647)
European Euro	Goldman Sachs	11/15/16	1,963,886	2,180,000	2,156,826	(23,174)
European Euro	Standard Chartered Bank	11/15/16	500,000	567,798	549,122	(18,676)
Indian Rupee	JP Morgan Chase	2/17/17	186,178,000	2,720,707	2,743,947	23,240
Indian Rupee	UBS AG	2/17/17	97,731,249	1,435,000	1,440,392	5,392
Indonesian Rupiah	Barclays Bank PLC	12/7/16	41,793,575,000	3,146,000	3,187,178	41,178
Korean Won	Barclays Bank PLC	2/8/17	2,628,005,645	2,325,500	2,297,700	(27,800)
Korean Won	Credit Suisse	2/8/17	398,812,500	354,500	348,687	(5,813)
Malaysian Ringgit	Barclays Bank PLC	2/15/17	3,046,574	737,000	723,354	(13,646)
Malaysian Ringgit	Standard Chartered Bank	2/15/17	9,242,015	2,222,440	2,194,351	(28,089)
Mexican Peso	Barclays Bank PLC	11/7/16	62,072,214	3,262,000	3,281,881	19,881
Mexican Peso	Credit Suisse	11/7/16	13,828,025	730,000	731,115	1,115
Mexican Peso	Credit Suisse	11/7/16	44,836,800	2,400,000	2,370,611	(29,389)
Mexican Peso	Standard Chartered Bank	11/7/16	13,882,161	723,616	733,977	10,361
Mexican Peso	Standard Chartered Bank	11/7/16	16,710,693	893,186	883,528	(9,658)
Mexican Peso	UBS AG	11/7/16	5,930,179	311,000	313,540	2,540
Mexican Peso	UBS AG	3/7/17	1,050,995	55,818	54,831	(987)
Polish Zloty	Credit Suisse	1/27/17	3,958,193	1,005,000	1,007,957	2,957
Polish Zloty	Standard Chartered Bank	1/27/17	4,527,953	1,150,000	1,153,047	3,047
Polish Zloty	Standard Chartered Bank	1/27/17	121,000	31,291	30,813	(478)
Russian Ruble	Barclays Bank PLC	1/13/17	99,028,241	1,459,022	1,535,355	76,333
Russian Ruble	Credit Suisse	1/13/17	105,444,009	1,548,099	1,634,826	86,727
Russian Ruble	Standard Chartered Bank	1/13/17	189,663,480	2,739,217	2,940,582	201,365
Russian Ruble	UBS AG	1/13/17	56,666,100	820,000	878,563	58,563
South African Rand	Barclays Bank PLC	12/13/16	17,241,572	1,202,000	1,268,464	66,464
South African Rand	Credit Suisse	12/13/16	13,123,797	917,568	965,519	47,951
South African Rand	Morgan Stanley	12/13/16	4,000,000	289,997	294,280	4,283
South African Rand	Standard Chartered Bank	12/13/16	5,100,000	349,806	375,208	25,402
South African Rand	UBS AG	12/13/16	24,765,554	1,731,327	1,822,005	90,678
Turkish Lira	Credit Suisse	2/22/17	5,006,055	1,598,000	1,579,279	(18,721)
Turkish Lira	UBS AG	2/22/17	4,138,429	1,321,000	1,305,566	(15,434)
				53,217,117	53,789,508	572,391

42 HSBC FAMILY OF FUNDS	See notes to schedules of portfolio investments.

HSBC ASIA EX-JAPAN SMALLER COMPANIES EQUITY FUND
Schedule of Portfolio Investments—as of October 31, 2016

Common Stocks – 88.6%

	Shares	Value ($)
China – 14.7%
3SBio, Inc. (a)	59,000	58,960
Best Pacific International Holdings
Ltd., Class H	206,000	170,266
China Longyuan Power Group Corp.
Ltd., Class H	190,000	145,281
Greentown Service Group Co. Ltd. (a)	70,000	25,002
Jiashili Group Ltd. (b)	352,000	144,789
Minth Group Ltd.	36,000	128,119
Pou Sheng International
Holdings Ltd.	724,000	226,854
Sinotruk Hong Kong Ltd.	222,000	122,804
Ten Pao Group Holdings Ltd.	792,000	153,186
Texhong Textile Group Ltd.	162,000	228,106
Xingda International Holdings Ltd.	322,000	133,694
Zhongsheng Group Holdings Ltd.	142,500	143,505
		1,680,566
Hong Kong – 22.7%
AEON Stores (Hong Kong) Co. Ltd.	8,500	7,760
China State Construction International
Holdings Ltd.	106,000	154,996
Chu Kong Shipping Enterprises
Group Co. Ltd.	374,000	103,202
COSCO International Holdings Ltd.	282,000	130,904
Dream International Ltd.	702,000	203,667
Emperor Watch & Jewellery Ltd. (a)	1,560,000	62,357
EVA Precision Industrial
Holdings Ltd.	716,000	78,475
Far East Consortium
International Ltd.	403,000	165,248
Guangzhou R&F Properties Co. Ltd.,
Class H	102,400	144,714
Haitong International Securities
Group Ltd.	252,000	161,820
Kingboard Chemical Holdings Ltd.	37,500	110,973
Kingmaker Footwear Holdings Ltd. (b)	892,000	218,535
Lee & Man Paper Manufacturing Ltd.	159,000	119,527
Lifestyle International Holdings Ltd.	99,500	133,431
MMG Ltd. (a)	440,000	115,740
Pacific Textiles Holdings Ltd.	84,000	105,931
Samson Holding Ltd.	617,000	54,100
Tcc International Holdings Ltd.	476,000	120,913
Television Broadcasts Ltd.	25,300	91,670
Tsui Wah Holdings Ltd.	376,000	64,482
Valuetronics Holdings Ltd.	382,000	135,947
Xinyi Glass Holdings Ltd.	108,000	92,886
		2,577,278
Indonesia – 3.7%
Aneka Gas Industri PT (a)	951,800	81,341
Bumi Serpong Damai PT	979,300	162,879
PT Arwana Citramulia Tbk	2,182,200	102,027
PT Tiphone Mobile Indonesia Tbk	1,441,200	76,771
		423,018
Korea, Republic Of – 20.3%
Bgf Retail Co. Ltd.	824	125,351
Binggrae Co. Ltd.	1,100	60,010
BNK Financial Group, Inc.	7,214	58,592
Dongbu Insurance Co. Ltd.	4,132	256,850
Grand Korea Leisure Co. Ltd.	5,423	102,884
InBody Co. Ltd.	3,563	102,953
KIWOOM Securities Co. Ltd.	1,977	114,942
Kolon Industries, Inc.	3,126	203,336
Mando Corp.	666	156,339
Medy-Tox, Inc.	420	149,376
Nutribiotech Co. Ltd. (a)	1,766	100,667
Osstem Implant Co. Ltd. (a)	2,348	111,878
PS Tec Co. Ltd.	25,364	124,403
SK Innovation Co. Ltd.	695	92,055
SK Materials Co. Ltd.	909	123,976
TES Co. Ltd.	5,847	109,650
Vieworks Co. Ltd.	3,153	169,531
Youngone Corp.	3,880	109,059
Yuhan Corp.	237	43,513
		2,315,365
Malaysia – 2.5%
Kerjaya Prospek Group Berhad	212,800	115,754
Scientex Berhad	110,900	172,508
		288,262
Philippines – 3.1%
Cosco Capital, Inc.	1,070,800	188,015
EEI Corp.	251,200	37,361
First Philippine Holdings Corp.	89,580	128,328
		353,704
Singapore – 4.7%
Cache Logistics Trust	208,800	124,598
Ezion Holdings Ltd. (a)	332,300	71,673
Hutchison Port Holdings Ltd.	384,100	170,925
Innovalues Ltd.	180,500	128,474
Keppel Telecommunications &
Transportation Ltd.	31,300	38,706
		534,376
Taiwan, Province Of China – 13.9%
Accton Technology Corp.	66,000	105,479
Cleanaway Co. Ltd.	29,000	154,490
E.Sun Financial Holding Co. Ltd.	157,441	89,614
Global Lighting Technologies, Inc.	55,000	117,897
King Yuan Electronics Co. Ltd.	151,000	132,872
Mitac Holdings Corp.	138,463	131,280
PharmaEngine, Inc.	19,998	136,656
Posiflex Technology, Inc.	10,014	59,063
Primax Electronics Ltd.	90,000	142,694
Sinbon Electronics Co. Ltd.	54,989	123,802
Topco Scientific Co. Ltd.	75,153	193,030
WT Microelectronics Co. Ltd.	143,157	203,141
		1,590,018

See notes to schedules of portfolio investments.	HSBC FAMILY OF FUNDS 43

HSBC ASIA EX-JAPAN SMALLER COMPANIES EQUITY FUND
Schedule of Portfolio Investments—as of October 31, 2016 (continued)

Common Stocks, continued

	Shares	Value ($)
Thailand – 3.0%
KCE Electronics Public Co. Ltd.	85,100	272,390
Sino Thai Engineering & Construction
Public Co. Ltd.	90,500	65,953
		338,343
TOTAL COMMON STOCKS
(COST $9,270,299)		10,100,930

Exchange-Traded Funds – 10.0%

iShares MSCI India Small-Cap ETF	15,106	570,252
VanEck Vectors India Small-Cap
Index ETF	11,776	574,551
TOTAL EXCHANGE-TRADED FUNDS
(COST $953,861)		1,144,803

Investment Companies – 0.2%

Northern Institutional Government
Assets Portfolio, Institutional
Shares, 0.08% (c)	26,455	26,455
TOTAL INVESTMENT COMPANIES
(COST $26,455)		26,455
TOTAL INVESTMENT SECURITIES
(COST $10,250,615) – 98.8%		11,272,188
Other Assets (Liabilities) – 1.2%		135,467
NET ASSETS – 100%		$11,407,655
____________________

(a)	Represents non-income producing security.
(b)	Illiquid security, representing 3.3% of net assets of the fund.
(c)	The rate represents the annualized one-day yield that was in effect on October 31, 2016.
ETF — Exchange-Traded Fund

The Fund invested, as a percentage of net assets at value, in the following industries, as of October 31, 2016:

Percentage of Net Assets
Industry	at Value (%)
Exchange-Traded Fund	10.0
Electronic Equipment, Instruments &
Components	8.0
Textiles, Apparel & Luxury Goods	7.3
Auto Components	5.6
Chemicals	5.1
Semiconductors & Semiconductor
Equipment	4.9
Specialty Retail	4.5
Real Estate Management &
Development	4.1
Health Care Equipment & Supplies	3.4
Construction & Engineering	3.3
Biotechnology	3.0
Food & Staples Retailing	2.7
Transportation Infrastructure	2.6
Electrical Equipment	2.4
Capital Markets	2.4
Technology Hardware, Storage &
Peripherals	2.4
Insurance	2.3
Machinery	1.8
Food Products	1.8
Leisure Products	1.8
Commercial Services & Supplies	1.6
Hotels, Restaurants & Leisure	1.5
Banks	1.3
Independent Power & Renewable
Electricity Producers	1.3
Multiline Retail	1.2
Construction Materials	1.1
Equity Real Estate Investment Trusts	1.1
Electric Utilities	1.1
Paper & Forest Products	1.0
Metals & Mining	1.0
Personal Products	0.9
Marine	0.9
Building Products	0.9
Communications Equipment	0.9
Oil, Gas & Consumable Fuels	0.8
Media	0.8
Energy Equipment & Services	0.6
Household Durables	0.5
Pharmaceuticals	0.4
Air Freight & Logistics	0.3
Investment Companies	0.2
Total	98.8

44 HSBC FAMILY OF FUNDS	See notes to schedules of portfolio investments.

HSBC GLOBAL HIGH YIELD BOND FUND
Schedule of Portfolio Investments—as of October 31, 2016

Foreign Bonds – 15.1%

	Principal
	Amount †	Value ($)
Denmark – 0.6%
DONG Energy A/S, 6.25%, 12/31/3013,
Callable 6/26/23 @ 100 (a),(b)	EUR 50,000	63,126
TDC A/S, 3.50%, 02/26/15,
Callable 2/26/21 @ 100 (a),(b)	EUR 100,000	105,369
		168,495
France – 4.9%
Accor SA, 4.12%,
Callable 6/30/20 @ 100 (a),(b)*	100,000	111,845
Arkema SA, 4.75%,
Callable 10/29/20 @ 100 (a),(b)*	100,000	116,641
AXA SA, Series E, 3.94%,
Callable 11/7/24 @ 100 (a),(b)*	100,000	113,464
Credit Agricole SA, 6.50%,
Callable 6/23/21 @ 100 (a),(b)*	100,000	112,504
Credit Agricole SA, 7.87%,
Callable 10/26/19 @ 100 (a),(b)*	100,000	129,086
Crown International Holdings,
Registered, 4.00%, 7/15/22,
Callable 4/15/22 @ 100 (b)	100,000	120,187
Electricite de France SA, Series E,
5.37%, Callable
1/29/25 @ 100 (a),(b)*	100,000	112,922
Europcar Groupe SA, 5.75%, 6/15/22,
Callable 6/15/18 @ 102.88 (b)	100,000	114,605
GDF SUEZ, 4.75%,
Callable 7/10/21 @ 100 (a),(b)*	100,000	124,029
Orange SA, 4.25%,
Callable 2/7/20 @ 100 (a),(b)*	100,000	117,068
Orange SA, 5.00%,
Callable 10/1/26 @ 100 (a),(b)*	100,000	119,230
		1,291,581
Germany – 1.7%
Allianz SE, 4.75%,
Callable 10/24/23 @ 100 (a),(b)*	100,000	121,963
Commerzbank AG, Series E,
7.75%, 3/16/21	100,000	130,609
Unitymedia GmbH, Registered,
6.25%, 1/15/29, Callable
1/15/21 @ 103.13 (b)	125,000	152,295
Volkswagen AG, 5.12%,
Callable 9/4/23 @ 100 (a),(b)*	50,000	58,859
		463,726
Ireland – 0.4%
Ardagh Packaging Holdings Ltd.,
4.13%, 5/15/23, Callable
5/15/19 @ 102.06 (b)(c)	100,000	114,973
Luxembourg – 2.7%
CNH Industrial Finance Europe SA,
Series E, 6.25%, 3/9/18	100,000	117,931
FMC Finance VIII SA, Registered,
6.50%, 9/15/18.	50,000	61,054
HeidelbergCement Finance
Luxembourg SA, 7.50%, 7/3/20	125,000	167,898
Picard Bondco SA, Registered,
7.75%, 2/1/20, Callable
12/9/16 @ 105.81 (b)	100,000	115,819
SIG Combibloc Holdings GmbH,
Registered, 7.75%, 2/15/23,
Callable 2/15/18 @ 103.88 (b)	100,000	115,934
Talanx AG, Series E, 8.37%, 6/15/42,
Callable 6/15/22 @ 100 (a),(b)	100,000	141,049
		719,685
Netherlands – 3.2%
Carlson Wagonlit BV, Registered,
7.50%, 6/15/19, Callable
12/9/16 @ 103.75 (b)	100,000	113,959
Gas Natural Fenosa Finance BV,
4.13%, Callable
11/18/22 @ 100 (a),(b)*	100,000	113,217
Koninklijke KPN NV, 6.12%,
Callable 9/14/18 @ 100 (a),(b)*	100,000	117,717
LGE Holdco VI BV, Registered,
7.13%, 5/15/24, Callable
5/15/19 @ 103.56 (b)	100,000	124,029
Rabobank Nederland, Registered,
6.88%, 3/19/20	100,000	129,378
Telefonica SA, 7.62%,
Callable 9/18/21 @ 100 (a),(b)*	100,000	126,354
Vonovia Finance BV, 4.62%, 4/8/74,
Callable 4/8/19 @ 100 (a),(b)	100,000	115,659
		840,313
Sweden – 0.4%
Volvo Treasury AB, 4.20%, 6/10/75,
Callable 6/10/20 @ 100 (a),(b)	EUR 100,000	115,112
United Kingdom – 1.2%
Aviva PLC, Series E, 3.38%, 12/4/45,
Callable 12/4/25 @ 100 (a),(b)	EUR 100,000	107,216
The Royal Bank of Scotland PLC,
Series E, 10.50%, 3/16/22,
Callable 3/16/17 @ 100 (a),(b)	EUR 100,000	113,681
Virgin Media Finance PLC,
Registered, 4.50%, 1/15/25,
Callable 1/15/20 @ 102.25 (b)	EUR 100,000	108,827
		329,724
TOTAL FOREIGN BONDS
(COST $4,019,401)		4,043,609

See notes to schedules of portfolio investments.	HSBC FAMILY OF FUNDS 45

HSBC GLOBAL HIGH YIELD BOND FUND
Schedule of Portfolio Investments—as of October 31, 2016 (continued)

Yankee Dollars – 18.3%

	Principal
	Amount ($)	Value ($)
Australia – 0.3%
Chichester Metals Pty Ltd.,
9.75%, 3/1/22, Callable
3/1/18 @ 109.75 (b)(c)	80,000	93,016
Austria – 0.4%
JBS SA, Registered, 7.75%,
10/28/20, Callable
10/28/17 @ 103.88 (b)	100,000	104,500
Bermuda – 0.9%
Aircastle Ltd., 7.63%, 4/15/20	105,000	119,437
Aircastle Ltd., 5.50%, 2/15/22	105,000	112,613
		232,050
Brazil – 3.6%
Federal Republic of Brazil,
4.88%, 1/22/21	100,000	105,800
Itau Unibanco Holding SA/KY,
Registered, 5.75%, 1/22/21	100,000	100,145
Marfrig Overseas Ltd.,
Registered, 9.50%, 5/4/20
Callable 12/9/16 @ 103.17 (b)	100,000	103,520
Petrobras Brasileiro SA,
5.75%, 1/20/20	225,000	232,200
Petrobras Global Finance BV,
8.38%, 5/23/21	28,000	30,948
Petrobras Global Finance BV,
4.38%, 5/20/23	25,000	22,625
Petrobras Global Finance BV,
6.25%, 3/17/24	62,000	61,147
Petrobras Global Finance BV,
8.75%, 5/23/26	37,000	41,681
Petrobras International Finance Co.,
5.38%, 1/27/21	145,000	143,579
Vale Overseas Ltd., 6.88%, 11/21/36.	63,000	63,533
Vale Overseas Ltd., 5.63%, 9/11/42	22,000	19,127
Vale SA, 4.38%, 1/11/22	40,000	40,100
		964,405
Canada – 3.3%
Bombardier, Inc., 6.00%, 10/15/22,
Callable 4/15/17 @ 104.5 (b)(c)	41,000	36,388
Cascades, Inc., 5.75%, 7/15/23,
Callable 7/15/18 @ 104.31 (b)(c)	170,000	171,700
First Quantum Minerals Ltd.,
6.75%, 2/15/20, Callable
2/15/17 @ 103.38 (b)(c)	101,000	96,708
HudBay Minerals, Inc., 9.50%, 10/1/20,
Callable 12/12/16 @ 104.75 (b)	155,000	158,874
Lundin Mining Corp., 7.50%, 11/1/20,
Callable 11/1/17 @ 103.75 (b)(c)	100,000	106,249
Lundin Mining Corp., 7.88%, 11/1/22,
Callable 11/1/18 @ 103.94 (b)(c)	20,000	21,600
NOVA Chemicals Corp., 5.25%, 8/1/23,
Callable 8/1/18 @ 102.63 (b)(c)	40,000	40,750
Teck Resources Ltd., 8.00%, 6/1/21,
Callable 6/1/18 @ 104 (b)(c)	35,000	38,238
Valeant Pharmaceuticals International,
Inc., 5.88%, 5/15/23, Callable
5/15/18 @ 102.94 (b)(c)	175,000	134,750
Valeant Pharmaceuticals International,
Inc., 6.13%, 4/15/25, Callable
4/15/20 @ 103.06 (b)(c)	139,000	107,030
		912,287
Cayman Islands – 0.1%
Vale Overseas Ltd., 6.25%, 8/10/26	25,000	26,813
Vale Overseas Ltd., 6.88%, 11/10/39	7,000	6,917
		33,730
Colombia – 0.4%
Republic of Colombia, 8.13%, 5/21/24	80,000	103,500
France – 1.2%
Credit Agricole SA, Registered,
8.37%, Callable
10/13/19 @ 100 (a),(b)*	100,000	112,578
Numericable-SFR SA,
7.38%, 5/1/26, Callable
5/1/21 @ 103.69 (b)(c)	200,000	202,000
		314,578
Germany – 1.5%
Iho Verwaltungs GmBH,
4.50%, 9/15/23, Callable
9/15/19 @ 102.25 (b)(c)	200,000	202,500
Unitymedia Kabelbw GMBH,
6.13%, 1/15/25, Callable
1/15/20 @ 103.06 (b)(c)	200,000	208,500
		411,000
Ireland – 0.8%
Ardagh Packaging Holdings Ltd.,
7.25%, 5/15/24, Callable
5/15/19 @ 105.44 (b)(c)	200,000	211,000
Jersey – 0.8%
Lincoln Finance, Ltd., 7.38%, 4/15/21,
Callable 4/15/18 @ 103.69 (b)(c)	200,000	215,000
Luxembourg – 1.1%
Altice Financing SA, 6.63%, 2/15/23,
Callable 2/15/18 @ 104.97 (b)(c)	200,000	206,126
Camelot Finance SA, 7.88%, 10/15/24,
Callable 10/15/19 @ 103.94 (b)(c)	80,000	81,800
		287,926
Mexico – 0.8%
BBVA Bancomer SA Institucion de
Banca, Registered, 6.50%, 3/10/21	150,000	164,393
Petroleos Mexicanos,
6.38%, 2/4/21 (c)	35,000	38,290
		202,683
Netherlands – 1.0%
Constellium NV, 7.88%, 4/1/21,
Callable 4/1/18 @ 103.94 (b)(c)	250,000	266,250

46 HSBC FAMILY OF FUNDS	See notes to schedules of portfolio investments.

HSBC GLOBAL HIGH YIELD BOND FUND
Schedule of Portfolio Investments—as of October 31, 2016 (continued)

Yankee Dollars, continued

	Principal
	Amount ($)	Value ($)
Peru – 0.2%
Banco de Credito del Peru,
Registered, 5.38%, 9/16/20	40,000	44,250
BBVA Banco Continental,
Registered, 5.00%, 8/26/22	14,000	15,400
		59,650
Russian Federation – 0.8%
Gazprom OAO Via Gaz Capital SA,
Registered, 4.95%, 7/19/22	200,000	205,369
South Africa – 0.4%
Republic of South Africa,
5.50%, 3/9/20	100,000	108,569
Turkey – 0.3%
Republic of Turkey, 7.00%, 6/5/20	30,000	32,974
Republic of Turkey, 6.88%, 3/17/36	32,000	36,381
		69,355
Venezuela – 0.4%
Bolivarian Republic of Venezuela,
9.25%, 5/7/28	4,000	1,854
Petroleos de Venezuela SA,
Registered, 6.00%, 11/15/26	260,000	96,582
		98,436
TOTAL YANKEE DOLLARS
(COST $4,802,517)		4,893,304

Corporate Bonds – 51.7%

United States – 51.7%
Acadia Healthcare Co., Inc.,
6.50%, 3/1/24, Callable
3/1/2019 @ 104.88	195,000	200,118
Ahern Rentals, Inc., 7.38%, 5/15/23,
Callable 5/15/2018 @ 105.53 (c)	115,000	75,325
Alcoa, Inc., 5.90%, 2/1/27	30,000	31,641
Alere, Inc., 6.38%, 7/1/23,
Callable 7/1/2018 @ 104.78 (c)	133,000	138,653
Ally Financial, Inc., 4.13%, 3/30/20	135,000	137,193
Ally Financial, Inc., 5.75%, 11/20/25,
Callable 10/20/2025 @ 100.00	71,000	72,686
Ally Financial, Inc., 7.50%, 9/15/20	87,000	98,093
Ally Financial, Inc., 8.00%, 3/15/20	87,000	98,527
AMC Entertainment Holdings, Inc.,
5.88%, 11/15/26, Callable
11/15/2021 @ 102.94 (c)	18,000	18,135
AMC Entertainment, Inc.,
5.75%, 6/15/25, Callable
6/15/2020 @ 102.88	130,000	130,163
American Express Co.,
5.20%, Callable
11/15/2019 @ 100.00 (a)*	65,000	65,163
Antero Midstream Partners/Finance,
5.38%, 9/15/24, Callable
9/15/2019 @ 104.03 (c)	36,000	36,248
Antero Resources Corp.,
6.00%, 12/1/20, Callable
12/12/2016 @ 103.00	98,000	100,818
Bank of America Corp.,
8.15%, Callable
5/15/2018 @ 100.00 (a)*	100,000	102,874
Blue Cube Spinco, Inc.,
9.75%, 10/15/23, Callable
10/15/2020 @ 102.44	88,000	103,400
Blue Cube Spinco, Inc.,
10.00%, 10/15/25, Callable
10/15/2020 @ 105.00	50,000	60,000
Blue Racer Midstream LLC,
6.13%, 11/15/22, Callable
11/15/2017 @ 104.59 (c)	213,000	208,207
Boise Cascade Co., 5.63%, 9/1/24,
Callable 9/1/2019 @ 104.22 (c)	45,000	45,506
Boyd Gaming Corp., 6.88%, 5/15/23,
Callable 5/15/2018 @ 105.16	115,000	123,050
Cablevision Systems Corp.,
8.63%, 9/15/17	125,000	130,625
Capital One Financial Corp.,
5.55%, Callable
6/1/2020 @ 100.00 (a)*	70,000	70,778
Carmike Cinemas, Inc.,
6.00%, 6/15/23, Callable
6/15/2018 @ 104.50 (c)	110,000	117,425
Carrizo Oil & Gas, Inc., 6.25%, 4/15/23,
Callable 4/15/2018 @ 104.69	75,000	77,813
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20,
Callable 12/12/2016 @ 103.75	80,000	82,825
CCO Holdings LLC, 6.63%, 1/31/22,
Callable 1/31/2017 @ 103.31	165,000	172,013
Cemex Finance LLC,
Registered, 6.00%, 4/1/24,
Callable 4/1/2019 @ 103.00	200,000	207,000
Centene Corp., 4.75%, 5/15/22,
Callable 5/15/2019 @ 102.38	14,000	14,210
Centene Corp., 4.75%, 1/15/25,
Callable 1/15/2020 @ 103.56	26,000	25,935
Centene Corp., 5.63%, 2/15/21,
Callable 2/15/2018 @ 102.81	27,000	28,418
Centene Corp., 6.13%, 2/15/24,
Callable 2/15/2019 @ 104.59	33,000	35,063
Central Garden & Pet Co.,
6.13%, 11/15/23, Callable
11/15/2018 @ 104.59	20,000	21,450
Chemours Co., 6.63%, 5/15/23,
Callable 5/15/2018 @ 104.97	75,000	72,750
Citigroup, Inc., 5.80%,
Callable 11/15/2019 @ 100.00 (a)*	85,000	86,169
Citigroup, Inc., 5.87%,
Callable 3/27/2020 @ 100.00 (a)*	70,000	71,085
Clear Channel Worldwide,
6.50%, 11/15/22, Callable
11/15/2017 @ 103.25	159,000	159,000
CommScope Technologies Finance
LLC, 6.00%, 6/15/25, Callable
6/15/2020 @ 103.00 (c)	130,000	136,500
Continental Resources, Inc.,
4.50%, 4/15/23, Callable
1/15/2023 @ 100.00	30,000	28,575

See notes to schedules of portfolio investments.	HSBC FAMILY OF FUNDS 47

HSBC GLOBAL HIGH YIELD BOND FUND
Schedule of Portfolio Investments—as of October 31, 2016 (continued)

Corporate Bonds, continued

	Principal
	Amount ($)	Value ($)
United States – continued
DCP Midstream LLC, 8.13%, 8/16/30	120,000	136,199
Diamond 1 Finance/Diamond 2,
5.45%, 6/15/23, Callable
4/15/2023 @ 100.00 (c)	35,000	37,496
Diamond 1 Finance/Diamond 2,
5.88%, 6/15/21, Callable
6/15/2018 @ 102.94 (c)	19,000	19,926
Diamond 1 Finance/Diamond 2,
6.02%, 6/15/26, Callable
3/15/2026 @ 100.00 (c)	35,000	38,136
Diamond 1 Finance/Diamond 2,
7.13%, 6/15/24, Callable
6/15/2019 @ 105.34 (c)	25,000	27,391
Diamondback Energy, Inc.,
4.75%, 11/1/24, Callable
11/1/2019 @ 103.56 (c)	43,000	43,000
DISH DBS Corp., 5.88%, 7/15/22	120,000	124,500
Double Eagle Acq Sub, Inc.,
7.50%, 10/1/24, Callable
10/1/2019 @ 103.75 (c)	65,000	66,950
Dynegy, Inc., 8.00%, 1/15/25,
Callable 1/15/2020 @ 104.00 (c)	57,000	55,005
Eldorado Resorts, Inc., 7.00%, 8/1/23,
Callable 8/1/2018 @ 105.25	135,000	143,438
Energy Transfer Equity LP,
5.88%, 1/15/24, Callable
10/15/2023 @ 100.00	85,000	86,063
Energy Transfer Equity LP,
7.50%, 10/15/20	100,000	109,000
EP Energy LLC/ Everest Acquisition
Finance, Inc., 9.38%, 5/1/20,
Callable 12/12/2016 @ 104.69	105,000	82,163
ESH Hospitality, Inc., 5.25%, 5/1/25,
Callable 5/1/2020 @ 102.63 (c)	38,000	37,620
Fifth Third Bancorp, 4.90%,
Callable 9/30/2019 @ 100.00 (a)*	60,000	58,080
First Data Corp., 6.75%, 11/1/20 (c)	120,000	124,200
First Data Corp., 7.00%, 12/1/23,
Callable 12/1/2018 @ 103.50 (c)	200,000	210,250
First Quality Finance Co., Inc.,
4.63%, 5/15/21, Callable
12/12/2016 @ 103.47 (c)	95,000	95,356
Freeport-McMoRan Oil & Gas LLC,
6.50%, 11/15/20, Callable
11/15/2017 @ 101.63	17,000	17,361
Freeport-McMoRan, Inc.,
3.10%, 3/15/20	12,000	11,550
Freeport-McMoRan, Inc.,
3.55%, 3/1/22, Callable
12/1/2021 @ 100.00	190,000	173,849
Freeport-McMoRan, Inc.,
3.88%, 3/15/23, Callable
12/15/2022 @ 100.00	44,000	40,040
Frontier Communications,
7.13%, 1/15/23	20,000	17,988
Frontier Communications,
7.63%, 4/15/24	207,000	182,678
Frontier Communications,
8.88%, 9/15/20, Callable
6/15/2020 @ 100.00	139,000	147,688
Genesis Energy LP, 5.75%, 2/15/21,
Callable 2/15/2017 @ 102.88	115,000	114,713
Genesis Energy LP, 6.75%, 8/1/22,
Callable 8/1/2018 @ 103.38	76,000	78,090
GLP Capital LP, 5.38%, 4/15/26	25,000	26,500
Golden Nugget Escrow, Inc.,
8.50%, 12/1/21, Callable
12/1/2017 @ 104.25 (c)	100,000	105,000
Goldman Sachs Group, Inc.,
5.38%, Callable
5/10/2020 @ 100.00 (a)*	70,000	70,350
Gulfport Energy Corp.,
6.00%, 10/15/24, Callable
10/15/2019 @ 104.50 (c)	12,000	12,210
Halcon Resources Corp.,
8.63%, 2/1/20, Callable
2/1/2017 @ 104.31 (c)	102,000	104,040
Halcon Resources Corp.,
12.00%, 2/15/22, Callable
8/15/2018 @ 112.00 (c)	17,000	18,190
HCA Holdings, Inc., 5.25%, 4/15/25	150,000	157,125
HCA Holdings, Inc., 6.50%, 2/15/20	70,000	77,481
HCA Holdings, Inc., 8.00%, 10/1/18	65,000	72,069
HD Supply, Inc., 5.25%, 12/15/21,
Callable 12/15/2017 @ 103.94 (c)	40,000	42,500
HD Supply, Inc., 5.75%, 4/15/24,
Callable 4/15/2019 @ 104.31 (c)	7,000	7,350
Herc Rentals Inc., 7.50%, 6/1/22 (c)	85,000	85,000
Herc Rentals Inc., 7.75%, 6/1/24 (c)	55,000	55,138
Holly Energy Partners, LP,
6.00%, 8/1/24, Callable
8/1/2019 @ 104.50 (c)	18,000	18,720
Infor, Inc., 5.75%, 8/15/20,
Callable 8/15/2017 @ 102.88 (c)	5,000	5,231
Infor, Inc., 6.50%, 5/15/22,
Callable 5/15/2018 @ 103.25	125,000	129,375
JBS USA LLC, 8.25%, 2/1/20,
Callable 12/12/2016 @ 104.13 (c)	40,000	41,100
JBS USA LLC, 5.75%, 6/15/25,
Callable 6/15/20 @ 102.88 (b)	16,000	15,680
JBS USA LLC/ JBS USA Finance LLC,
5.88%, 7/15/24, Callable
7/15/2019 @ 102.94	30,000	30,150
JBS USA LLC/ JBS USA Finance, Inc.,
7.25%, 6/1/21, Callable
12/12/2016 @ 103.63	50,000	51,375
JPMorgan Chase & Co.,
5.30%, Callable
5/1/2020 @ 100.00 (a)*	60,000	60,900
JPMorgan Chase & Co.,
6.00%, Callable
8/1/2023 @ 100.00 (a)*	60,000	62,400
Kaiser Aluminum Corp.,
5.88%, 5/15/24, Callable
5/15/2019 @ 104.41	91,000	96,119

48 HSBC FAMILY OF FUNDS	See notes to schedules of portfolio investments.

HSBC GLOBAL HIGH YIELD BOND FUND
Schedule of Portfolio Investments—as of October 31, 2016 (continued)

Corporate Bonds, continued

		Principal
		Amount ($)	Value ($)
United States – continued
Kindred Healthcare, Inc.,
6.38%, 4/15/22, Callable
4/15/2017 @ 104.78		215,000	199,010
Landry’s, Inc., 6.75%, 10/15/24,
Callable 10/15/2019 @ 103.38 (c)		212,000	216,239
Level 3 Communications, Inc.,
5.25%, 3/15/26, Callable
3/15/2021 @ 102.63 (c)		295,000	298,687
Level 3 Financing, Inc., 5.13%,
5/1/23, Callable 5/1/2018 @ 102.56		90,000	90,900
Level 3 Financing, Inc.,
5.38%, 1/15/24, Callable
1/15/2019 @ 102.69		24,000	24,420
Level 3 Financing, Inc., 5.38%,
5/1/25, Callable 5/1/2020 @ 102.69		39,000	39,585
LifePoint Health, Inc.,
5.38%, 5/1/24, Callable
5/1/2019 @ 104.03 (c)		50,000	49,690
Match Group, Inc.,
6.38%, 6/1/24, Callable
6/1/2019 @ 104.78		91,000	98,280
MEDNAX, Inc., 5.25%, 12/1/23,
Callable 12/1/2018 @ 103.94 (c)		30,000	31,350
MGM Resorts International, 4.63%,
9/1/26, Callable 6/1/2026 @ 100.00		90,000	86,625
MGM Resorts International,
7.75%, 3/15/22		40,000	46,288
MGM Resorts International,
11.38%, 3/1/18		85,000	95,200
MGP Escrow Issuer LLC,
5.63%, 5/1/24, Callable
2/1/2024 @ 100.00 (c)		38,000	40,447
Molina Healthcare, Inc.,
5.38%, 11/15/22, Callable
8/15/2022 @ 100.00		60,000	62,437
Morgan Stanley, 5.45%,
Callable 7/15/2019 @ 100.00 (a)*		100,000	100,260
MPH Acquisition Holdings LLC,
7.13%, 6/1/24, Callable
6/1/2019 @ 105.34 (c)		62,000	66,334
MPT Operating Partnership LP,
5.25%, 8/1/26, Callable
8/1/2021 @ 102.63		20,000	20,400
MPT Operating Partnership LP,
6.38%, 2/15/22, Callable
2/15/2017 @ 103.19		8,000	8,300
MPT Operating Partnership LP,
6.38%, 3/1/24, Callable
3/1/2019 @ 104.78		9,000	9,698
Navient Corp., 7.25%, 1/25/22, MTN		50,000	50,500
Navient Corp., 8.00%, 3/25/20, MTN		67,000	72,611
Newell Brands, Inc., 3.75%, 10/1/21	EUR	100,000	122,920
NRG Energy, Inc., 7.25%,
5/15/26, Callable
5/15/2021 @ 103.63 (c)		218,000	214,185
Outfront Media Capital LLC,
5.25%, 2/15/22, Callable
2/15/2017 @ 103.94		130,000	134,550
Owens-Brockway Packaging, Inc.,
6.38%, 8/15/25 (c)		27,000	29,633
PBF Holding Co. LLC, 7.00%,
11/15/23, Callable
11/15/2018 @ 105.25 (c)		133,000	123,024
PBF Holding Co. LLC, 8.25%,
2/15/20, Callable
12/12/2016 @ 104.13		117,000	119,340
PBF Logistics, LP, 6.88%, 5/15/23,
Callable 5/15/2018 @ 105.16		100,000	97,000
Pilgrim’s Pride Corp., 5.75%, 3/15/25,
Callable 3/15/2020 @ 102.88 (c)		65,000	66,463
Plastipak Holdings, Inc.,
6.50%, 10/1/21, Callable
12/12/2016 @ 104.88 (c)		120,000	124,199
Platform Specialty Products Corp.,
6.50%, 2/1/22, Callable
2/1/2018 @ 103.25 (c)		48,000	46,560
Platform Specialty Products Corp.,
10.38%, 5/1/21, Callable
5/1/2018 @ 105.19 (c)		35,000	37,800
Quintiles Transnational Corp.,
4.88%, 5/15/23, Callable
5/15/2018 @ 103.66 (c)		90,000	92,588
Resolute Forest Products, Inc.,
5.88%, 5/15/23, Callable
5/15/2017 @ 104.41		105,000	88,988
Reynolds GRP Iss/Reynold,
5.13%, 7/15/23, Callable
7/15/2019 @ 102.56 (c)		2,000	2,049
Rite Aid Corp., 6.13%, 4/1/23,
Callable 4/1/2018 @ 104.59 (c)		47,000	49,673
Rose Rock Midstream LP,
5.63%, 11/15/23, Callable
5/15/2019 @ 102.81		161,000	154,559
RSI Home Products, Inc.,
6.50%, 3/15/23, Callable
3/15/2018 @ 104.88 (c)		176,000	186,560
Sabine Pass Liquefaction,
5.88%, 6/30/26 (c)		18,000	19,399
Sanchez Energy Corp., 6.13%,
1/15/23, Callable
7/15/2018 @ 103.06		195,000	166,725
Sealed Air Corp., 4.50%, 9/15/23,
Callable 6/15/23 @ 100 (b)	EUR	100,000	121,285
Select Medical Holdings Corp.,
6.38%, 6/1/21, Callable
12/12/2016 @ 104.78		180,000	178,819
Seminole Hard Rock Entertainment,
Inc., 5.88%, 5/15/21, Callable
12/12/2016 @ 104.41 (c)		187,000	185,364
Service Corp. International,
5.38%, 5/15/24, Callable
5/15/2019 @ 102.69		15,000	15,750
Sirius XM Radio, Inc., 6.00%,
7/15/24, Callable
7/15/2019 @ 103.00 (c)		175,000	185,718
Southern Copper Corp.,
5.88%, 4/23/45		5,000	5,000

See notes to schedules of portfolio investments.	HSBC FAMILY OF FUNDS 49

HSBC GLOBAL HIGH YIELD BOND FUND
Schedule of Portfolio Investments—as of October 31, 2016 (continued)

Corporate Bonds, continued

	Principal
	Amount ($)	Value ($)
United States – continued
Southern Copper Corp.,
6.75%, 4/16/40	27,000	29,436
Sprint Communications, Inc.,
6.00%, 11/15/22	125,000	116,250
Sprint Communications, Inc.,
8.38%, 8/15/17	115,000	119,744
Sprint Corp., 7.88%, 9/15/23	115,000	113,563
Surgey Center Holdings, Inc.,
8.88%, 4/15/21, Callable
4/15/2018 @ 106.66 (c)	95,000	101,175
Tallgrass Energy Partners/Finance,
5.50%, 9/15/24, Callable
9/15/2019 @ 104.13 (c)	54,000	53,730
Targa Resources Partners,
5.13%, 2/1/25, Callable
2/1/2020 @ 103.84 (c)	108,000	108,000
Targa Resources Partners,
6.75%, 3/15/24, Callable
9/15/2019 @ 103.38	77,000	81,634
Taylor Morrison Communities, Inc.,
5.88%, 4/15/23, Callable
1/15/2023 @ 100.00 (c)	110,000	115,500
Tenet Healthcare Corp.,
6.00%, 10/1/20	100,000	106,000
Tenet Healthcare Corp.,
8.13%, 4/1/22	200,000	195,500
T-Mobile US, Inc., 6.00%, 4/15/24,
Callable 4/15/2019 @ 104.50	5,000	5,319
T-Mobile US, Inc., 6.50%, 1/15/24,
Callable 1/15/2019 @ 103.25	150,000	160,874
T-Mobile US, Inc., 6.63%, 4/28/21,
Callable 4/28/2017 @ 103.32	150,000	156,656
Tribune Media Co., 5.88%, 7/15/22,
Callable 7/15/2018 @ 102.94	110,000	110,000
Tronox Ltd., 7.50%, 3/15/22,
Callable 3/15/2018 @ 103.75 (c)	30,000	26,850
United Rentals, Inc., 4.63%, 7/15/23
Callable 7/15/2018 @ 103.47	87,000	89,827
Univision Communications, Inc.,
5.13%, 5/15/23, Callable
5/15/2018 @ 102.56 (c)	160,000	162,400
Virgin Media Communications Ltd.,
6.38%, 4/15/23, Callable
4/15/2018 @ 103.19 (c)	200,000	203,999
Wells Fargo & Co., 7.98%,
Callable 3/15/2018 @ 100.00 (a)*	75,000	78,188
Windstream Services LLC,
7.75%, 10/1/21, Callable
12/12/2016 @ 103.88	57,000	56,359
WPX Energy, Inc., 7.50%, 8/1/20,
Callable 7/1/2020 @ 100.00	100,000	105,375
Zayo Group LLC, 6.00%, 4/1/23,
Callable 4/1/2018 @ 104.50	125,000	131,406
Zebra Technologies Corp.,
7.25%, 10/15/22, Callable
10/15/2017 @ 105.44	92,000	99,130
		13,808,494
TOTAL CORPORATE BONDS
(COST $13,685,637)		13,808,494
Northern Institutional Government
Assets Portfolio, Institutional
Shares, 0.08% (d)	3,299,021	3,299,021
TOTAL INVESTMENT COMPANIES
(COST $3,299,021)		3,299,021
TOTAL INVESTMENT SECURITIES
(COST $25,806,576) – 97.5%		26,044,428
Other Assets (Liabilities) – 2.5%		681,172
NET ASSETS – 100%		$26,725,600
____________________

†	The principal amount is disclosed in local currency and the value is disclosed in U.S. Dollars.
*	Securities are perpetual and, thus, do not have a predetermined maturity date.
(a)

Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on October 31, 2016. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the Fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(b)	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
(c)

Rule 144A security or other security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

(d)	The rate represents the annualized one-day yield that was in effect on October 31, 2016.
MTN — Medium Term Note LLC — Limited Liability Company

50 HSBC FAMILY OF FUNDS	See notes to schedules of portfolio investments.

HSBC GLOBAL HIGH YIELD BOND FUND
Schedule of Portfolio Investments—as of October 31, 2016 (continued)

The Fund invested, as a percentage of net assets at value, in the following industries, as of October 31, 2016:

Percentage of Net Assets
Industry	at Value (%)
Investment Companies	12.4
Oil, Gas & Consumable Fuels	12.1
Media	8.1
Diversified Telecommunication Services	7.9
Health Care Providers & Services	6.1
Banks	5.9
Hotels, Restaurants & Leisure	5.0
Metals & Mining	4.8
Containers & Packaging	3.3
Insurance	2.6
Consumer Finance	2.6
Wireless Telecommunication Services	2.5
Trading Companies & Distributors	2.1
Chemicals	1.9
Food Products	1.6
Household Durables	1.6
Sovereign Bonds	1.4
Construction Materials	1.4
IT Services	1.3
Capital Markets	1.0
Independent Power & Renewable Electricity Producers	1.0
Pharmaceuticals	0.9
Auto Components	0.8
Machinery	0.8
Automobiles	0.6
Food & Staples Retailing	0.6
Electric Utilities	0.6
Paper & Forest Products	0.5
Software	0.5
Health Care Equipment & Supplies	0.5
Multi-Utilities	0.5
Communications Equipment	0.5
Real Estate Management & Development	0.4
Gas Utilities	0.4
Electronic Equipment, Instruments & Components	0.4
Road & Rail	0.4
Technology Hardware, Storage & Peripherals	0.5
Internet Software & Services	0.4
Personal Products	0.4
Diversified Financial Services	0.3
Life Sciences Tools & Services	0.3
Aerospace & Defense	0.2
Equity Real Estate Investment Trusts	0.2
Diversified Consumer Services	0.1
Household Products	0.1
Total	97.5

See notes to schedules of portfolio investments.	HSBC FAMILY OF FUNDS 51

HSBC GLOBAL HIGH YIELD BOND FUND
Schedule of Portfolio Investments—as of October 31, 2016 (continued)

Credit Default Swap Agreements - Sell Protection(a)

At October 31, 2016, the Fund’s open credit default swap agreements were as follows:

							Upfront
			Implied Credit				Premiums	Unrealized
			Spread at	Notional			Paid/	Appreciation/
		Expiration	October 31,	Amount	Fixed	Value	(Received)	(Depreciation)
Underlying Instrument	Counterparty	Date	2016 (%)(b)	($)(c)	Rate (%)	($)	($)	($)
CDX Emerging Markets Index,
Series 25	Bank of America	6/20/21	2.41	168,000	1.00	(10,385)	(12,298)	1,913
CDX Emerging Markets Index,
Series 25	Bank of America	6/20/21	2.41	65,000	1.00	(4,018)	(5,070)	1,052
CDX Emerging Markets Index,
Series 25	Bank of America	6/20/21	2.41	100,000	1.00	(6,181)	(6,050)	(131)
						(20,584)	(23,418)	2,834

Centrally Cleared Credit Default Swap Agreements - Sell Protection(a)

At October 31, 2016, the Fund’s open centrally cleared credit default swap agreements were as follows:

						Upfront
		Implied Credit				Premiums	Unrealized
		Spread at	Notional			Paid/	Appreciation/
	Expiration	October 31,	Amount	Fixed	Value	(Received)	(Depreciation)
Underlying Instrument	Date	2016 (%)(b)	($)(c)	Rate (%)	($)	($)	($)
CDX N.A. High Yield Index, Series 25	12/20/20	3.65	792,000	5.00	38,767	(9,504)	48,271
CDX N.A. High Yield Index, Series 27	12/20/21	4.20	200,000	5.00	6,790	(8,879)	15,669
					45,557	(18,383)	63,940

(a)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value. Alternatively, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity to the seller or (ii) receive a net amount equal to the par value of the defaulted reference entity less its recovery value.
(b)	Implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.
(c)	The notional amount represents the maximum potential amount of future payments that the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap agreement. Alternatively, the notional amount represents the maximum potential amount of payment the Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement.

52 HSBC FAMILY OF FUNDS	See notes to schedules of portfolio investments.

HSBC GLOBAL HIGH YIELD BOND FUND
Schedule of Portfolio Investments—as of October 31, 2016 (continued)

At October 31, 2016, the Fund’s open forward foreign currency exchange contracts were as follows:

			Contract			Net Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value	Value	(Depreciation)
Short Contracts	Counterparty	Date	Currency)	($)	($)	($)
European Euro	UBS AG	11/2/16	4,200,000	4,697,155	4,609,914	87,241
European Euro	UBS AG	12/2/16	4,200,000	4,602,822	4,615,865	(13,043)
Mexican Peso	Goldman Sachs	11/7/16	1,023,520	55,000	54,116	884
Mexican Peso	Goldman Sachs	11/7/16	301,399	15,685	15,936	(251)
Mexican Peso	UBS AG	11/7/16	555,669	30,000	29,379	621
Russian Ruble	Bank of America	1/13/17	1,950,900	29,060	30,247	(1,187)
				9,429,722	9,355,457	74,265

			Contract			Net Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value	Value	(Depreciation)
Long Contracts	Counterparty	Date	Currency)	($)	($)	($)
Indian Rupee	UBS AG	2/15/17	1,020,900	14,821	15,050	229
Indonesian Rupiah	Bank of America	12/7/16	200,850,000	15,000	15,317	317
Mexican Peso	Goldman Sachs	11/7/16	1,020,602	54,944	53,961	(983)
Mexican Peso	UBS AG	11/7/16	3,380	181	179	(2)
Mexican Peso	UBS AG	11/7/16	856,605	45,000	45,290	290
Russian Ruble	UBS AG	1/13/17	4,970,010	71,946	77,056	5,110
				201,892	206,853	4,961

See notes to schedules of portfolio investments.	HSBC FAMILY OF FUNDS 53

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of October 31, 2016

Foreign Bonds – 20.0%

		Principal
		Amount †	Value ($)
Belgium – 0.4%
AG Insurance SA-NV, 3.50%, 6/30/47,
Callable 6/30/27 @ 100 (a), (b)		100,000	105,479
China – 0.6%
Hutchison Whampoa Ltd.,
3.75%, Callable
5/10/18 @ 100 (a), (b)*	EUR	150,000	169,486
France – 5.5%
AXA SA, Series E, 3.94%,
Callable 11/7/24 @ 100 (a), (b)*		100,000	113,464
Banque Federative du Credit Mutuel
SA, Series E, 3.00%, 5/21/24		100,000	120,875
BPCE SA, 2.75%, 7/8/26, Callable
7/8/21 @ 100 (a), (b)		200,000	227,926
Credit Agricole SA, 6.50%,
Callable 6/23/21 @ 100 (a), (b)*		150,000	168,756
Crown International Holdings,
Registered, 4.00%, 7/15/22, Callable
4/15/22 @ 100 (b)		100,000	120,187
Electricite de France SA, Series E,
5.37%, Callable
1/29/25 @ 100 (a), (b)*		100,000	112,922
GDF SUEZ, Series N10,
3.87%, Callable
6/2/24 @ 100 (a), (b)*		100,000	119,483
GDF SUEZ, 4.75%, Callable
7/10/21 @ 100 (a), (b)*		100,000	124,029
Novalis SAS, Registered,
3.00%, 4/30/22, Callable
4/30/18 @ 101.5 (b)		100,000	111,972
Orange SA, 4.25%, Callable
2/7/20 @ 100 (a), (b)*		100,000	117,068
Societe Generale, 2.50%, 9/16/26,
Callable 9/16/21 @ 100 (a), (b)		100,000	112,409
			1,449,091
Germany – 3.4%
Bayer AG, Series E, 3.00%, 7/1/75,
Callable 7/1/20 @ 100 (a), (b)		150,000	166,699
Bertelsmann SE & Co. KGaA,
3.00%, 4/23/75, Callable
4/23/23 @ 100 (a), (b)		100,000	110,857
Commerzbank AG, Series E,
7.75%, 3/16/21		100,000	130,609
TUI AG, Registered, 4.50%, 10/1/19,
Callable 11/18/16 @ 102.25 (b)		100,000	112,317
Unitymedia GmbH, Registered,
6.25%, 1/15/29, Callable
1/15/21 @ 103.13 (b)		150,000	182,754
Volkswagen AG, 5.12%,
Callable 9/4/23 @ 100 (a), (b)*		175,000	206,006
			909,242
Guernsey – 0.4%
Credit Suisse Group Funding Ltd.,
Series E, 1.25%, 4/14/22		100,000	109,648
Ireland (Republic of) – 0.4%
Bank of Ireland, Series E,
4.25%, 6/11/24, Callable
6/11/19 @ 100 (a), (b)		100,000	110,330
Italy – 1.6%
Enel SpA, 5.00%, 1/15/75, Callable
1/15/20 @ 100 (a), (b)		100,000	117,031
EXOR SpA, 2.50%, 10/8/24		100,000	118,913
Intesa Sanpaolo SpA, Series E,
6.63%, 9/13/23		150,000	192,671
			428,615
Luxembourg – 2.5%
CNH Industrial Finance Europe SA,
Series E, 6.25%, 3/9/18		150,000	176,897
HeidelbergCement AG,
8.50%, 10/31/19		150,000	202,892
Talanx AG, Series E, 8.37%, 6/15/42,
Callable 6/15/22 @ 100 (a), (b)		200,000	282,098
			661,887
Netherlands – 3.2%
Aegon NV, Series E, 4.00%, 4/25/44,
Callable 4/25/24 @ 100 (a), (b)		100,000	106,748
Alliander NV, 3.25%,
Callable 11/27/18 @ 100 (a), (b)*		100,000	115,522
Fresenius SE & Co. KGaA, Registered,
3.00%, 2/1/21		100,000	120,324
Rabobank Nederland, Registered,
6.88%, 3/19/20		200,000	258,756
Telefonica SA, 7.62%,
Callable 9/18/21 @ 100 (a), (b)*		100,000	126,353
Wolters Kluwer NV, 2.50%, 5/13/24,
Callable 2/13/24 @ 100 (b)		100,000	123,839
			851,542
Spain – 1.0%
Mapfre SA, 5.92%, 7/24/37, Callable
7/24/17 @ 100 (a), (b)		150,000	169,507
Santander Issuances, Series E,
2.50%, 3/18/25		100,000	108,192
			277,699
United Kingdom – 1.0%
FCE Bank PLC, Series E,
1.11%, 5/13/20		100,000	112,413
The Royal Bank of Scotland PLC,
Series E, 10.50%, 3/16/22, Callable
3/16/17 @ 100 (a), (b)		125,000	142,101
			254,514
TOTAL FOREIGN BONDS
(COST $5,273,913)			5,327,533

54 HSBC FAMILY OF FUNDS	See notes to schedules of portfolio investments.

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of October 31, 2016 (continued)

Yankee Dollars – 31.0%

	Principal
	Amount ($)	Value ($)
Australia – 1.2%
Chichester Metals Pty Ltd.,
9.75%, 3/1/22, Callable
3/1/18 @ 109.75 (b) (c)	37,000	43,020
Commonwealth Bank of Australia,
4.50%, 12/9/25 (c)	200,000	210,221
Macquarie Bank Ltd.,
2.06%, 1/15/19 (a) (c)	60,000	60,602
		313,843
Austria – 0.3%
JBS SA, Registered, 7.75%, 10/28/20,
Callable 10/28/17 @ 103.88 (b)	75,000	78,375
Bermuda – 0.8%
Aircastle Ltd., 5.50%, 2/15/22	100,000	107,249
IHS Markit Ltd., 5.00%, 11/1/22,
Callable 8/1/22 @ 100 (b) (c)	35,000	37,013
NCL Corp. Ltd., 5.25%, 11/15/19,
Callable 12/12/16 @ 102.63 (b) (c)	13,000	13,228
Sirius International Group, Ltd.,
4.60%, 11/1/26, Callable
8/1/26 @ 100 (b) (c)	55,000	54,622
		212,112
Brazil – 3.4%
Banco Do Brasil (Cayman), Registered
Shares, 6.00%, 1/22/20	100,000	107,500
Centrais Eletricas Brasileiras SA,
Registered, 6.88%, 7/30/19	100,000	105,000
Federal Republic of Brazil,
4.88%, 1/22/21	200,000	211,600
Federal Republic of Brazil,
5.63%, 1/7/41	100,000	96,500
Petrobras Brasileiro SA,
5.75%, 1/20/20	310,000	319,919
Vale Overseas Ltd.,
6.88%, 11/21/36	14,000	14,118
Vale Overseas Ltd.,
5.63%, 9/11/42	28,000	24,344
		878,981
Canada – 1.3%
Cascades, Inc., 5.50%, 7/15/22,
Callable 7/15/17 @ 104.13 (b) (c)	15,000	15,309
Cascades, Inc., 5.75%, 7/15/23,
Callable 7/15/18 @ 104.31 (b) (c)	37,000	37,370
Ccl Industries, Inc., 3.25%, 10/1/26,
Callable 7/1/26 @ 100 (b) (c)	30,000	29,599
First Quantum Minerals Ltd.,
6.75%, 2/15/20, Callable
2/15/17 @ 103.38 (b) (c)	13,000	12,448
Glencore Finance Canada Ltd.,
6.00%, 11/15/41 (c)	100,000	100,499
Glencore Schweiz AG,
4.25%, 10/25/22 (c)	9,000	9,147
HudBay Minerals, Inc.,
9.50%, 10/1/20, Callable
12/12/16 @ 104.75 (b)	25,000	25,625
Lundin Mining Corp., 7.50%, 11/1/20,
Callable 11/1/17 @ 103.75 (b) (c)	25,000	26,562
Lundin Mining Corp., 7.88%, 11/1/22,
Callable 11/1/18 @ 103.94 (b) (c)	7,000	7,560
NOVA Chemicals Corp.,
5.25%, 8/1/23, Callable
8/1/18 @ 102.63 (b) (c)	22,000	22,413
Teck Resources Ltd., 8.00%, 6/1/21,
Callable 6/1/18 @ 104 (b) (c)	10,000	10,925
Valeant Pharmaceuticals International,
Inc., 5.88%, 5/15/23, Callable
5/15/18 @ 102.94 (b) (c)	75,000	57,750
		355,207
Cayman Islands – 0.2%
Vale Overseas Ltd.,
6.25%, 8/10/26	34,000	36,465
Vale Overseas Ltd.,
6.88%, 11/10/39	17,000	16,799
		53,264
Chile – 0.8%
CorpBanca SA, 3.13%, 1/15/18	200,000	202,009
China – 2.3%
China Overseas Land & Investment
Ltd., 4.25%, 5/8/19	200,000	210,426
CNOOC Finance (2013) Ltd.,
3.00%, 5/9/23	200,000	199,780
Sinopec Group Overseas Development
(2012) Ltd., Registered,
3.90%, 5/17/22	200,000	213,896
		624,102
Colombia – 1.6%
Republic of Colombia,
4.38%, 7/12/21	400,000	426,000
Croatia – 0.4%
Croatia, Registered,
6.75%, 11/5/19	100,000	109,836
Dominican Republic – 0.4%
Dominican Republic, Registered,
7.50%, 5/6/21	100,000	110,020
France – 1.1%
Danone SA, 2.95%, 11/2/26, Callable
8/2/26 @ 100 (b) (c)	200,000	199,137
Electricite de France SA,
5.25%, Callable
1/29/23 @ 100 (a), (b) (c)*	100,000	99,000
		298,137
Hong Kong – 0.8%
ICBCIL Finance Co. Ltd.,
2.60%, 11/13/18 (c)	200,000	201,566

See notes to schedules of portfolio investments.	HSBC FAMILY OF FUNDS 55

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of October 31, 2016 (continued)

Yankee Dollars, continued

	Principal
	Amount ($)	Value ($)
Hungary – 0.5%
Republic of Hungary,
6.25%, 1/29/20	20,000	22,400
Republic of Hungary,
6.38%, 3/29/21	100,000	115,365
		137,765
India – 1.5%
Export-Import BK India, Series E,
2.75%, 8/12/20	200,000	201,793
State Bank India, Registered,
3.62%, 4/17/19	200,000	206,384
		408,177
Indonesia – 1.5%
Republic of Indonesia, Registered,
3.38%, 4/15/23	400,000	403,550
Ireland – 0.7%
Aercap Ireland Capital Ltd.,
3.95%, 2/1/22, Callable
1/1/22 @ 100 (b)	150,000	152,883
Shire Acq Inv Ireland DA,
3.20%, 9/23/26, Callable
6/23/26 @ 100 (b)	45,000	44,260
		197,143
Japan – 0.1%
Sumitomo Mitsui Financial Group, Inc.,
2.93%, 3/9/21	31,000	31,735
Luxembourg – 0.4%
Actavis Funding SCS, 4.75%, 3/15/45,
Callable 9/15/44 @ 100 (b)	100,000	104,998
Mexico – 3.3%
BBVA Bancomer SA Institucion de
Banca, Registered, 6.50%, 3/10/21	150,000	164,393
Cemex SAB de CV, 6.13%, 5/5/25,
Callable 5/5/20 @ 103.06 (b)	200,000	207,000
Petroleos Mexicanos,
6.38%, 2/4/21 (c)	80,000	87,520
Petroleos Mexicanos,
4.88%, 1/24/22	150,000	153,345
United Mexican States,
4.00%, 10/2/23	246,000	258,054
		870,312
Netherlands – 1.0%
LyondellBasell Industries NV,
4.63%, 2/26/55, Callable
8/26/54 @ 100 (b)	100,000	94,856
Mylan NV, 3.00%, 12/15/18 (c)	35,000	35,746
Mylan NV, 3.95%, 6/15/26, Callable
3/15/26 @ 100 (b) (c)	30,000	29,935
Sensata Technologies BV,
5.63%, 11/1/24 (c)	25,000	26,500
Teva Pharmaceuticals NE,
2.20%, 7/21/21	20,000	19,778
Teva Pharmaceuticals NE,
2.80%, 7/21/23	10,000	9,840
Teva Pharmaceuticals NE,
3.15%, 10/1/26	49,000	47,685
		264,340
Panama – 0.1%
Republic of Panama,
6.70%, 1/26/36	30,000	39,713
Peru – 0.5%
Banco de Credito del Peru,
Registered, 5.38%, 9/16/20	30,000	33,188
Republic of Peru, 4.13%, 8/25/27	100,000	111,125
		144,313
Philippines – 0.1%
Republic of Philippines,
9.50%, 2/2/30	22,000	36,775
Poland – 0.3%
Republic of Poland,
5.13%, 4/21/21	70,000	79,050
Romania – 0.2%
Romania, Registered,
6.75%, 2/7/22	40,000	47,500
Russian Federation – 1.2%
Gazprom OAO Via Gaz Capital SA,
Registered, 4.95%, 7/19/22	300,000	308,054
South Africa – 0.4%
Republic of South Africa,
4.67%, 1/17/24	100,000	104,800
Turkey – 1.6%
Akbank TAS, Registered,
3.88%, 10/24/17	150,000	150,506
Republic of Turkey,
7.00%, 3/11/19	100,000	108,125
Republic of Turkey,
6.88%, 3/17/36	148,000	168,261
		426,892
United Kingdom – 2.3%
Barclays, 4.38%, 1/12/26	200,000	205,816
Lloyds Banking Group PLC,
4.65%, 3/24/26	200,000	205,939
Santander UK Group Holdings PLC,
4.75%, 9/15/25 (c)	200,000	199,324
		611,079
Uruguay – 0.3%
Republica Orient Uruguay,
4.38%, 10/27/27	66,000	69,713
Venezuela – 0.4%
Petroleos de Venezuela SA,
Registered, 6.00%, 11/15/26	257,000	95,467

56 HSBC FAMILY OF FUNDS	See notes to schedules of portfolio investments.

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of October 31, 2016 (continued)

Yankee Dollars, continued

	Principal
	Amount ($)	Value ($)
Venezuela, continued
Republic of Venezuela,
7.75%, 10/13/19	25,000	12,688
		108,155
TOTAL YANKEE DOLLARS
(COST $8,016,063)		8,257,516

Corporate Bonds – 39.4%

United States – 39.2%
AbbVie, Inc., 2.50%, 5/14/20, Callable
4/14/2020 @ 100.00	100,000	101,268
AbbVie, Inc., 4.45%, 5/14/46, Callable
11/14/2045 @ 100.00	30,000	29,838
Aetna, Inc., 4.25%, 6/15/36, Callable
12/15/2035 @ 100.00	30,000	30,466
Aetna, Inc., 4.38%, 6/15/46, Callable
12/15/2045 @ 100.00	30,000	30,403
Air Lease Corp., 2.13%, 1/15/20	40,000	39,944
Air Lease Corp., 3.00%, 9/15/23,
Callable 7/15/2023 @ 100.00	30,000	29,686
Airgas, Inc., 3.05%, 8/1/20, Callable
7/1/2020 @ 100.00	50,000	52,116
Alcoa, Inc., 5.90%, 2/1/27	20,000	21,094
Ally Financial, Inc., 3.25%, 11/5/18	85,000	85,000
Ally Financial, Inc., 4.13%, 3/30/20	175,000	177,844
Ally Financial, Inc., 5.75%, 11/20/25,
Callable 10/20/2025 @ 100.00	13,000	13,309
AMC Entertainment Holdings,
Inc., 5.88%, 11/15/26, Callable
11/15/2021 @ 102.94 (c)	6,000	6,045
AMC Entertainment, Inc.,
5.75%, 6/15/25, Callable
6/15/2020 @ 102.88	25,000	25,031
American Express Co.,
5.20%, Callable
11/15/2019 @ 100.00 (a)*	48,000	48,120
American Express Credit Corp.,
1.56%, 11/5/18, Callable
10/15/2018 @ 100.00 (a)	50,000	50,362
American Tower Corp.,
4.40%, 2/15/26, Callable
11/15/2025 @ 100.00	35,000	37,694
Amgen, Inc., 4.40%, 5/1/45, Callable
11/1/2044 @ 100.00	100,000	101,783
AMN Helthcare, Inc., 5.13%, 10/1/24,
Callable 10/1/2019 @ 103.84 (c)	5,000	5,075
Anheuser-Busch InBev Finance,
4.70%, 2/1/36, Callable
8/1/2035 @ 100.00	35,000	38,830
Antero Midstream Partners/Finance,
5.38%, 9/15/24, Callable
9/15/2019 @ 104.03 (c)	10,000	10,069
Antero Resources Corp.,
6.00%, 12/1/20, Callable
12/12/2016 @ 103.00	50,000	51,438
AT&T, Inc., 3.60%, 2/17/23, Callable
12/17/2022 @ 100.00	35,000	36,050
AT&T, Inc., 4.80%, 6/15/44, Callable
12/15/2043 @ 100.00	25,000	24,636
AT&T, Inc., 5.65%, 2/15/47, Callable
8/15/2046 @ 100.00	75,000	83,628
Bank of America Corp.,
4.45%, 3/3/26	40,000	42,716
Bank of America Corp.,
8.15%, Callable
5/15/2018 @ 100.00 (a)*	75,000	77,156
Baxalta, Inc., 2.88%, 6/23/20, Callable
5/23/2020 @ 100.00	100,000	102,065
Biogen, Inc., 5.20%, 9/15/45, Callable
3/15/2045 @ 100.00	40,000	45,151
Blue Cube Spinco, Inc.,
9.75%, 10/15/23, Callable
10/15/2020 @ 102.44	12,000	14,100
Blue Cube Spinco, Inc.,
10.00%, 10/15/25, Callable
10/15/2020 @ 105.00	52,000	62,399
Blue Racer Midstream LLC,
6.13%, 11/15/22, Callable
11/15/2017 @ 104.59 (c)	14,000	13,685
Boise Cascade Co., 5.63%, 9/1/24,
Callable 9/1/2019 @ 104.22 (c)	13,000	13,146
Building Materials Corp.,
6.00%, 10/15/25, Callable
10/15/2020 @ 103.00 (c)	40,000	42,698
Capital One Financial Corp.,
3.75%, 7/28/26, Callable
6/28/2026 @ 100.00	65,000	64,812
Capital One Financial Corp.,
4.20%, 10/29/25, Callable
9/29/2025 @ 100.00	35,000	36,358
Capital One Financial Corp.,
5.55%, Callable
6/1/2020 @ 100.00 (a)*	50,000	50,555
Care Capital Properties LP,
5.13%, 8/15/26, Callable
5/15/2026 @ 100.00 (c)	20,000	19,840
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20,
Callable 12/12/2016 @ 103.75	20,000	20,706
CCO Holdings LLC, 5.75%, 2/15/26,
Callable 2/15/2021 @ 102.88 (c)	10,000	10,419
CCO Holdings LLC, 5.88%, 4/1/24,
Callable 4/1/2019 @ 104.41 (c)	20,000	21,100
CCO Holdings LLC, 6.63%, 1/31/22,
Callable 1/31/2017 @ 103.31	75,000	78,188
Celgene Corp., 5.00%, 8/15/45,
Callable 2/15/2045 @ 100.00	45,000	48,329
Centene Corp., 4.75%, 1/15/25,
Callable 1/15/2020 @ 103.56	7,000	6,983
Centene Corp., 5.63%, 2/15/21,
Callable 2/15/2018 @ 102.81	8,000	8,420
Centene Corp., 6.13%, 2/15/24,
Callable 2/15/2019 @ 104.59	29,000	30,813
Central Garden & Pet Co.,
6.13%, 11/15/23, Callable
11/15/2018 @ 104.59	31,000	33,248
Charter Communication, Inc.,
6.48%, 10/23/45, Callable
4/23/2045 @ 100.00 (c)	100,000	117,537

See notes to schedules of portfolio investments.	HSBC FAMILY OF FUNDS 57

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of October 31, 2016 (continued)

Corporate Bonds, continued

		Principal
		Amount ($)	Value ($)
United States, continued
Chemours Co., 6.63%, 5/15/23,
Callable 5/15/2018 @ 104.97		25,000	24,250
Citigroup, Inc., 1.77%, 7/30/18 (a)		100,000	100,383
Citigroup, Inc., 2.70%, 3/30/21		50,000	50,840
Citigroup, Inc., 3.70%, 1/12/26		40,000	41,666
Citigroup, Inc., 4.13%, 7/25/28		50,000	51,268
Citigroup, Inc., 4.60%, 3/9/26		40,000	42,550
Citigroup, Inc., 5.80%,
Callable 11/15/2019 @ 100.00 (a)*		50,000	50,688
Clearwater Paper Corp., 5.38%,
2/1/25 (c)		40,000	40,400
Columbia Pipeline Group,
4.50%, 6/1/25, Callable
3/1/2025 @ 100.00		100,000	108,092
Comcast Corp., 3.40%, 7/15/46,
Callable 1/15/2046 @ 100.00		10,000	9,238
CommScope Technologies Finance
LLC, 6.00%, 6/15/25, Callable
6/15/2020 @ 103.00 (c)		25,000	26,250
Continental Resources, 4.90%, 6/1/44,
Callable 12/1/2043 @ 100.00		100,000	85,125
Continental Resources,
5.00%, 9/15/22, Callable
3/15/2017 @ 102.50		20,000	19,700
Crown Amer/Capital Corp. V,
4.25%, 9/30/26, Callable
3/31/2026 @ 100.00 (c)		35,000	34,300
CSX Corp., 4.25%, 11/1/66, Callable
5/1/2066 @ 100.00		70,000	67,989
DaVita Healthcare Partners,
Inc., 5.00%, 5/1/25, Callable
5/1/2020 @ 102.50		20,000	19,300
DCP Midstream LLC,
8.13%, 8/16/30		35,000	39,725
Devon Energy Corp., 5.00%, 6/15/45,
Callable 12/15/2044 @ 100.00		98,000	94,936
Diamond 1 Finance/Diamond
2, 5.45%, 6/15/23, Callable
4/15/2023 @ 100.00 (c)		25,000	26,783
Diamond 1 Finance/Diamond
2, 5.88%, 6/15/21, Callable
6/15/2018 @ 102.94 (c)		6,000	6,292
Diamond 1 Finance/Diamond
2, 6.02%, 6/15/26, Callable
3/15/2026 @ 100.00 (c)		30,000	32,689
Diamond 1 Finance/Diamond
2, 7.13%, 6/15/24, Callable
6/15/2019 @ 105.34 (c)		8,000	8,765
Diamondback Energy, Inc.,
4.75%, 11/1/24, Callable
11/1/2019 @ 103.56 (c)		12,000	12,000
Discover Financial Services,
3.95%, 11/6/24, Callable
8/6/2024 @ 100.00		100,000	101,480
Discovery Communications,
Inc., 4.90%, 3/11/26, Callable
12/11/2025 @ 100.00		35,000	38,061
Discovery Communications,
Inc., 1.90%, 3/19/27, Callable
12/19/26 @ 100 (b)	EUR	100,000	106,628
DISH DBS Corp., 5.88%, 7/15/22		50,000	51,875
Dominion Resources, Inc.,
2.96%, 7/1/19 (a)		30,000	30,686
Dominion Resources, Inc.,
3.90%, 10/1/25, Callable
7/1/2025 @ 100.00		40,000	42,662
Eagle Materials, Inc., 4.50%, 8/1/26,
Callable 8/1/2021 @ 102.25		50,000	50,416
eBay, Inc., 2.50%, 3/9/18		40,000	40,496
Energy Transfer Equity LP,
5.88%, 1/15/24, Callable
10/15/2023 @ 100.00		25,000	25,313
Energy Transfer Partners LP,
3.60%, 2/1/23, Callable
11/1/2022 @ 100.00		100,000	99,738
Enilink Midstream Partners
LP, 4.85%, 7/15/26, Callable
4/15/2026 @ 100.00		25,000	25,476
Enterprise Products Partners
LP, 3.95%, 2/15/27, Callable
11/15/2026 @ 100.00		20,000	20,790
Enterprise Products Partners
LP, 7.03%, 1/15/68, Callable
1/15/2018 @ 100.00 (a)		100,000	105,574
Equinix, Inc., 5.88%, 1/15/26, Callable
1/15/2021 @ 102.94		50,000	53,109
ESH Hospitality, Inc., 5.25%, 5/1/25,
Callable 5/1/2020 @ 102.63 (c)		30,000	29,700
Fidelity National Information Services,
Inc., 3.63%, 10/15/20, Callable
9/15/2020 @ 100.00		85,000	89,666
Fifth Third Bancorp, 4.90%,
Callable 9/30/2019 @ 100.00 (a)*		50,000	48,400
First Data Corp., 5.00%, 1/15/24,
Callable 1/15/2019 @ 102.50 (c)		35,000	35,438
First Horizon National Corp.,
3.50%, 12/15/20, Callable
11/15/2020 @ 100.00		50,000	51,113
First Quality Finance Co., Inc.,
4.63%, 5/15/21, Callable
12/12/2016 @ 103.47 (c)		33,000	33,124
Ford Motor Credit Co. LLC,
2.24%, 6/15/18		200,000	201,170
Freeport-McMoRan Oil & Gas
LLC, 6.50%, 11/15/20, Callable
11/15/2017 @ 101.63		30,000	30,638
Freeport-McMoRan, Inc.,
2.30%, 11/14/17		100,000	98,999
Freeport-McMoRan, Inc.,
3.10%, 3/15/20		21,000	20,213
Freeport-McMoRan, Inc.,
3.55%, 3/1/22, Callable
12/1/2021 @ 100.00		45,000	41,175
Freeport-McMoRan, Inc.,
3.88%, 3/15/23, Callable
12/15/2022 @ 100.00		12,000	10,920

58 HSBC FAMILY OF FUNDS	See notes to schedules of portfolio investments.

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of October 31, 2016 (continued)

Corporate Bonds, continued

	Principal
	Amount ($)	Value ($)
United States, continued
Fresenius Medical Care AG & Co.
KGaA, 5.88%, 1/31/22 (c)	50,000	56,635
Frontier Communications,
7.63%, 4/15/24	30,000	26,475
Frontier Communications,
8.88%, 9/15/20, Callable
6/15/2020 @ 100.00	45,000	47,813
General Motors Co., 6.60%, 4/1/36,
Callable 10/1/2035 @ 100.00	35,000	41,402
General Motors Financial Co., Inc.,
3.10%, 1/15/19	40,000	40,711
General Motors Financial Co.,
Inc., 4.30%, 7/13/25, Callable
4/13/2025 @ 100.00	150,000	153,084
General Motors Financial Co.,
Inc., 5.25%, 3/1/26, Callable
12/1/2025 @ 100.00	35,000	38,132
Genesis Energy LP, 5.75%, 2/15/21,
Callable 2/15/2017 @ 102.88	25,000	24,938
Genesis Energy LP, 6.75%, 8/1/22,
Callable 8/1/2018 @ 103.38	23,000	23,633
Glencore International AG,
4.63%, 4/29/24 (c)	5,000	5,084
GLP Capital LP, 5.38%, 4/15/26	5,000	5,300
Goldman Sachs Group, Inc.,
2.35%, 11/15/21, Callable
11/15/2020 @ 100.00	55,000	54,715
Goldman Sachs Group, Inc.,
3.75%, 2/25/26, Callable
11/25/2025 @ 100.00	30,000	31,248
Goldman Sachs Group, Inc.,
5.38%, Callable
5/10/2020 @ 100.00 (a)*	50,000	50,250
Goodyear Tire & Rubber,
5.00%, 5/31/26, Callable
5/31/2021 @ 102.50	30,000	30,150
Graphic Packaging International,
4.13%, 8/15/24	25,000	24,875
Greif, Inc., 7.75%, 8/1/19	30,000	33,638
Halliburton Co., 4.85%, 11/15/35,
Callable 5/15/2035 @ 100.00	35,000	37,813
HCA Holdings, Inc.,
5.25%, 4/15/25	100,000	104,749
HCA, Inc., 4.50%, 2/15/27, Callable
8/15/2026 @ 100.00	50,000	49,375
HealthSouth Corp., 5.75%, 11/1/24,
Callable 11/1/2017 @ 102.88	27,000	27,844
Herc Rentals Inc.,
7.50%, 6/1/22 (c)	24,000	24,000
Herc Rentals Inc.,
7.75%, 6/1/24 (c)	5,000	5,013
Hess Corp., 4.30%, 4/1/27, Callable
1/1/2027 @ 100.00	100,000	99,596
Holly Energy Partners, LP,
6.00%, 8/1/24, Callable
8/1/2019 @ 104.50 (c)	5,000	5,200
Host Hotels & Resorts LP,
4.50%, 2/1/26, Callable
11/1/2025 @ 100.00	50,000	52,338
Huntington Bancshares,
2.30%, 1/14/22, Callable
12/14/2021 @ 100.00	140,000	138,802
Hyundai Capital America,
2.75%, 9/27/26 (c)	14,000	13,519
Infor, Inc., 5.75%, 8/15/20, Callable
8/15/2017 @ 102.88 (c)	2,000	2,093
JBS USA LLC, 8.25%, 2/1/20, Callable
12/12/2016 @ 104.13 (c)	20,000	20,550
JBS USA LLC, 5.75%, 6/15/25, Callable
6/15/20 @ 102.88 (b)	41,000	40,180
Kaiser Aluminum Corp.,
5.88%, 5/15/24, Callable
5/15/2019 @ 104.41	35,000	36,969
Kinder Morgan, Inc., 3.05%, 12/1/19,
Callable 11/1/2019 @ 100.00	150,000	153,693
Kinder Morgan, Inc., 5.05%, 2/15/46,
Callable 8/15/2045 @ 100.00	100,000	96,962
Kindred Healthcare, Inc.,
6.38%, 4/15/22, Callable
4/15/2017 @ 104.78	50,000	46,282
Kraft Heinz Foods Co.,
1.60%, 6/30/17	150,000	150,311
Kraft Heinz Foods Co., 4.38%, 6/1/46,
Callable 12/1/2045 @ 100.00	20,000	20,150
Kroger Co., 3.88%, 10/15/46, Callable
4/15/2046 @ 100.00	20,000	19,138
Lear Corp., 5.25%, 1/15/25, Callable
1/15/2020 @ 102.63	50,000	53,750
Lennar Corp., 4.75%, 5/30/25, Callable
2/28/2025 @ 100.00	70,000	71,050
Lennar Corp., 4.88%, 12/15/23,
Callable 9/15/2023 @ 100.00	20,000	20,550
Level 3 Communications, Inc.,
5.25%, 3/15/26, Callable
3/15/2021 @ 102.63 (c)	36,000	36,450
Level 3 Financing, Inc., 5.13%, 5/1/23,
Callable 5/1/2018 @ 102.56	25,000	25,250
Level 3 Financing, Inc.,
5.38%, 1/15/24, Callable
1/15/2019 @ 102.69	11,000	11,193
LifePoint Health, Inc., 5.38%, 5/1/24,
Callable 5/1/2019 @ 104.03 (c)	50,000	49,690
Live Nation Entertainment, Inc.,
4.88%, 11/1/24, Callable
11/1/2019 @ 103.66 (c)	14,000	13,965
Marathon Oil Corp., 2.70%, 6/1/20,
Callable 5/1/2020 @ 100.00	100,000	98,623
Masco Corp., 3.50%, 4/1/21, Callable
3/1/2021 @ 100.00	40,000	40,960
Match Group, Inc., 6.38%, 6/1/24,
Callable 6/1/2019 @ 104.78	27,000	29,160
McDonald’s Corp., 4.88%,
12/9/45, MTN, Callable
6/9/2045 @ 100.00	35,000	39,223
MEDNAX, Inc., 5.25%, 12/1/23,
Callable 12/1/2018 @ 103.94 (c)	8,000	8,360
MGM Growth/MGM Finance,
4.50%, 9/1/26, Callable
6/1/2026 @ 100.00 (c)	25,000	24,461

See notes to schedules of portfolio investments.	HSBC FAMILY OF FUNDS 59

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of October 31, 2016 (continued)

Corporate Bonds, continued

	Principal
	Amount ($)	Value ($)
United States, continued
MGM Resorts International,
4.63%, 9/1/26, Callable
6/1/2026 @ 100.00	25,000	24,063
MGP Escrow Issuer LLC,
5.63%, 5/1/24, Callable
2/1/2024 @ 100.00 (c)	12,000	12,773
Molina Healthcare, Inc.,
5.38%, 11/15/22, Callable
8/15/2022 @ 100.00	42,000	43,706
Morgan Stanley,
2.45%, 2/1/19, MTN	35,000	35,539
Morgan Stanley,
3.13%, 7/27/26, MTN	10,000	9,980
MPLX LP, 4.88%, 12/1/24, Callable
9/1/2024 @ 100.00	50,000	52,311
MPT Operating Partnership LP,
5.25%, 8/1/26, Callable
8/1/2021 @ 102.63	5,000	5,100
MPT Operating Partnership LP,
6.38%, 2/15/22, Callable
2/15/2017 @ 103.19	12,000	12,450
MPT Operating Partnership LP,
6.38%, 3/1/24, Callable
3/1/2019 @ 104.78	3,000	3,233
MSCI, Inc., 4.75%, 8/1/26, Callable
8/1/2021 @ 102.38 (c)	3,000	3,023
MSCI, Inc., 5.75%, 8/15/25, Callable
8/15/2020 @ 102.88 (c)	20,000	21,263
National CineMedia LLC,
6.00%, 4/15/22, Callable
4/15/2017 @ 103.00	30,000	31,200
Navient Corp.,
8.00%, 3/25/20, MTN	75,000	81,281
Newell Brands, Inc., 5.38%, 4/1/36,
Callable 10/1/2035 @ 100.00	35,000	40,562
Newell Brands, Inc., 5.50%, 4/1/46,
Callable 10/1/2045 @ 100.00	35,000	41,281
NextEra Energy Capital,
2.06%, 9/1/17	100,000	100,570
NRG Energy, Inc., 7.25%, 5/15/26,
Callable 5/15/2021 @ 103.63 (c)	14,000	13,755
Omega Healthcare Investors,
Inc., 4.38%, 8/1/23, Callable
6/1/2023 @ 100.00	25,000	25,502
Outfront Media Capital LLC,
5.25%, 2/15/22, Callable
2/15/2017 @ 103.94	25,000	25,875
Outfront Media Capital LLC,
5.88%, 3/15/25, Callable
9/15/2019 @ 102.94	10,000	10,450
Owens Corning, Inc., 4.20%, 12/15/22,
Callable 9/15/2022 @ 100.00	100,000	106,190
Owens-Brockway Packaging, Inc.,
5.00%, 1/15/22 (c)	50,000	52,312
Owens-Brockway Packaging, Inc.,
6.38%, 8/15/25 (c)	5,000	5,488
PBF Holding Co. LLC,
7.00%, 11/15/23, Callable
11/15/2018 @ 105.25 (c)	25,000	23,125
PBF Holding Co. LLC, 8.25%, 2/15/20,
Callable 12/12/2016 @ 104.13	50,000	51,000
Penske Truck Leasing Co. LP,
3.20%, 7/15/20, Callable
6/15/2020 @ 100.00 (c)	100,000	102,936
Philip Morris International, Inc.,
1.25%, 8/11/17	50,000	50,070
Pilgrim’s Pride Corp., 5.75%, 3/15/25,
Callable 3/15/2020 @ 102.88 (c)	18,000	18,405
Platform Specialty Products
Corp., 6.50%, 2/1/22, Callable
2/1/2018 @ 103.25 (c)	30,000	29,100
PulteGroup, Inc., 4.25%, 3/1/21,
Callable 2/1/2021 @ 100.00	70,000	73,500
PulteGroup, Inc., 5.50%, 3/1/26,
Callable 12/1/2025 @ 100.00	16,000	16,640
Quintiles Transnational Corp.,
4.88%, 5/15/23, Callable
5/15/2018 @ 103.66 (c)	25,000	25,719
Resolute Forest Products, Inc.,
5.88%, 5/15/23, Callable
5/15/2017 @ 104.41	50,000	42,375
Reynolds American, Inc.,
5.85%, 8/15/45, Callable
2/15/2045 @ 100.00	100,000	125,110
Reynolds GRP Iss/Reynold,
5.13%, 7/15/23, Callable
7/15/2019 @ 102.56 (c)	77,000	78,876
Rose Rock Midstream LP,
5.63%, 11/15/23, Callable
5/15/2019 @ 102.81	50,000	48,000
Sabine Pass Liquefaction,
5.00%, 3/15/27, Callable
9/15/2026 @ 100.00 (c)	10,000	10,175
Sabine Pass Liquefaction,
5.88%, 6/30/26 (c)	5,000	5,389
Sabre Global, Inc., 5.25%, 11/15/23,
Callable 11/15/2018 @ 103.94 (c)	32,000	32,840
SBA Communications Corp.,
4.88%, 9/1/24, Callable
9/1/2019 @ 103.66 (c)	20,000	20,025
Schlumberger Holdings Corp.,
1.90%, 12/21/17 (c)	20,000	20,107
Service Corp. International,
5.38%, 5/15/24, Callable
5/15/2019 @ 102.69	33,000	34,650
Sirius XM Radio, Inc., 6.00%, 7/15/24,
Callable 7/15/2019 @ 103.00 (c)	75,000	79,594
Southern Copper Corp.,
6.75%, 4/16/40	80,000	87,216
Spectra Energy Partners,
4.50%, 3/15/45, Callable
9/15/2044 @ 100.00	15,000	14,835
Sprint Communications, Inc.,
9.00%, 11/15/18 (c)	10,000	11,000
Sprint Corp., 7.88%, 9/15/23	100,000	98,750
Steel Dynamics, Inc., 5.25%, 4/15/23,
Callable 4/15/2018 @ 102.63	20,000	20,700

60 HSBC FAMILY OF FUNDS	See notes to schedules of portfolio investments.

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of October 31, 2016 (continued)

Corporate Bonds, continued

	Principal
	Amount ($)		Value ($)
United States, continued
SunTrust Banks, Inc., 2.90%, 3/3/21,
Callable 2/3/2021 @ 100.00		31,000	32,004
Synchrony Financial, 3.70%, 8/4/26,
Callable 5/4/2026 @ 100.00		30,000	29,566
Synchrony Financial, 4.50%, 7/23/25,
Callable 4/24/2025 @ 100.00		100,000	104,748
Tallgrass Energy Partners/Finance,
5.50%, 9/15/24, Callable
9/15/2019 @ 104.13 (c)		15,000	14,925
Targa Resources Partners,
5.13%, 2/1/25, Callable
2/1/2020 @ 103.84 (c)		24,000	24,000
Taylor Morrison Communities,
Inc., 5.88%, 4/15/23, Callable
1/15/2023 @ 100.00 (c)		50,000	52,500
Tenet Healthcare Corp.,
6.00%, 10/1/20		50,000	53,000
Tenneco, Inc., 5.00%, 7/15/26,
Callable 7/15/2021 @ 102.50		3,000	3,015
The Goldman Sachs Group, Inc.,
4.75%, 10/12/21	EUR	100,000	129,567
The Williams Cos., Inc.,
4.55%, 6/24/24, Callable
3/24/2024 @ 100.00		100,000	101,750
Time Warner Cable, Inc.,
4.50%, 9/15/42, Callable
3/15/2042 @ 100.00		100,000	94,127
Time Warner, Inc., 2.95%, 7/15/26,
Callable 4/15/2026 @ 100.00		35,000	34,517
T-Mobile US, Inc., 6.50%, 1/15/24,
Callable 1/15/2019 @ 103.25		100,000	107,250
T-Mobile US, Inc., 6.63%, 4/28/21,
Callable 4/28/2017 @ 103.32		50,000	52,219
Toll Bros Finance Corp.,
4.88%, 11/15/25, Callable
8/15/2025 @ 100.00		20,000	20,400
Tribune Media Co., 5.88%, 7/15/22,
Callable 7/15/2018 @ 102.94		50,000	50,000
United Rentals, Inc., 4.63%, 7/15/23,
Callable 7/15/2018 @ 103.47		50,000	51,624
Universal Health Services,
Inc., 4.75%, 8/1/22, Callable
8/1/2017 @ 103.56 (c)		30,000	30,810
Universal Health Services,
Inc., 5.00%, 6/1/26, Callable
6/1/2021 @ 102.50 (c)		10,000	10,375
Univision Communications,
Inc., 5.13%, 5/15/23, Callable
5/15/2018 @ 102.56 (c)		25,000	25,375
Verizon Communications, Inc.,
4.13%, 8/15/46, Callable
2/15/2046 @ 100.00		30,000	28,670
Verizon Communications, Inc.,
4.27%, 1/15/36		150,000	150,310
Viacom, Inc., 3.45%, 10/4/26,
Callable 7/4/2026 @ 100.00		15,000	14,916
Walgreends Boots Allaince,
1.75%, 5/30/18		20,000	20,094
Wells Fargo & Co.,
4.90%, 11/17/45		35,000	37,662
Wells Fargo & Co., 7.98%,
Callable 3/15/2018 @ 100.00 (a)*		50,000	52,125
Welltower, Inc., 4.25%, 4/1/26,
Callable 1/1/2026 @ 100.00		35,000	37,358
Westlake Chemical Corp.,
3.60%, 8/15/26, Callable
5/15/2026 @ 100.00 (c)		35,000	34,912
Westlake Chemical Corp.,
5.00%, 8/15/46, Callable
2/15/2046 @ 100.00 (c)		35,000	34,575
Windstream Services LLC,
7.75%, 10/1/21, Callable
12/12/2016 @ 103.88		25,000	24,719
WPX Energy, Inc., 8.25%, 8/1/23,
Callable 6/1/2023 @ 100.00		50,000	54,000
Zebra Technologies Corp.,
7.25%, 10/15/22, Callable
10/15/2017 @ 105.44		23,000	24,783
ZF North America Capital, Inc.,
2.25%, 4/26/19	EUR	100,000	113,986
TOTAL CORPORATE BONDS
(COST $10,113,792)			10,449,513

U.S. Treasury Obligations – 0.7%

U.S. Treasury Note – 0.7%
1.50%, 8/15/26		160,000	155,300
1.63%, 5/15/26		41,000	40,291
			195,591
TOTAL U.S. TREASURY
OBLIGATIONS (COST $198,195)			195,591

Exchange Traded Fund – 0.6%

		Shares
SPDR Barclays High Yield Bond ETF		4,255	154,286
TOTAL EXCHANGE TRADED FUND
(COST $162,954)			154,286
See notes to schedules of portfolio investments.	HSBC FAMILY OF FUNDS 61

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of October 31, 2016 (continued)

Investment Companies – 5.5%

	Shares	Value ($)
Northern Institutional Government
Assets Portfolio, Institutional Shares,
0.08% (d)	1,473,489	1,473,489
TOTAL INVESTMENT COMPANIES
(COST $1,473,489)		1,473,489
TOTAL INVESTMENT SECURITIES
(COST $25,238,406) – 97.2%		25,857,928
Other Assets (Liabilities) – 2.8%		753,829
NET ASSETS – 100%		$26,611,757

†	The principal amount is disclosed in local currency and the value is disclosed in U.S. Dollars.
*	Securities are perpetual and, thus, do not have a predetermined maturity date.
(a)	Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on October 31, 2016. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the Fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.
(b)	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
(c)	Rule 144A security or other security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.
(d)	The rate represents the annualized one-day yield that was in effect on October 31, 2016.
ETF — Exchange-Traded Fund
MTN — Medium Term Note
SPDR — Standard & Poor’s Depositary Receipt
LLC — Limited Liability Company

The Fund invested, as a percentage of net assets at value, in the following industries, as of October 31, 2016:

Percentage of Net Assets
Industry	at Value (%)
Banks	16.0
Oil, Gas & Consumable Fuels	11.3
Sovereign Bonds	9.5
Investment Companies	5.5
Consumer Finance	5.3
Media	4.5
Insurance	2.9
Diversified Telecommunication
Services	2.9
Health Care Providers & Services	2.8
Metals & Mining	2.6
Food Products	2.0
Electric Utilities	2.0
Biotechnology	1.8
Pharmaceuticals	1.8
Construction Materials	1.7
Capital Markets	1.7
Containers & Packaging	1.6
Multi Utilities	1.6
Diversified Financial Services	1.6
Trading Companies & Distributors	1.5
Chemicals	1.4
Household Durables	1.3
Wireless Telecommunication Services	1.0
Hotels, Restaurants & Leisure	1.0
Equity Real Estate Investments Trusts	0.9
Automobiles	0.9
Real Estate Management & Development	0.8
Auto Components	0.8
Building Products	0.7
Tobacco	0.7
Machinery	0.7
U.S. Treasury Obligation	0.7
Road & Rail	0.6
Professional Services	0.6
Industrial Conglomerates	0.6
Exchange Traded Fund	0.6
IT Services	0.6
Paper & Forest Products	0.4
Commercial Services & Supplies	0.4
Internet Software & Services	0.3
Technology Hardware, Storage &
Peripherals	0.3
Energy Equipment & Services	0.2
Aerospace & Defense	0.1
Beverages	0.1
Electronic Equipment, Instruments &
Components	0.1
Household Products	0.1
Life Sciences Tools & Services	0.1
Independent Power & Renewable
Electricity Producers	0.1
Communications Equipment	0.1
Electrical Equipment	0.1
Food & Staples Retailing	0.1
Diversified Consumer Services	0.1
Personal Products	0.1
Total	97.2

62 HSBC FAMILY OF FUNDS	See notes to schedules of portfolio investments.

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of October 31, 2016 (continued)

Credit Default Swap Agreements - Sell Protection(a)

At October 31, 2016, the Fund’s open credit default swap agreements were as follows:

			Implied Credit				Upfront
			Spread at				Premiums	Unrealized
			October 31,	Notional			Paid/	Appreciation/
		Expiration	2016	Amount	Fixed	Value	(Received)	(Depreciation)
Underlying Instrument	Counterparty	Date	(%)(b)	($)(c)	Rate (%)	($)	($)	($)
CDX Emerging Markets
Index, Series 25	Bank of America	6/20/21	2.41	220,000	1.00	(13,599)	(14,080)	481
CDX Emerging Markets
Index, Series 25	Bank of America	6/20/21	2.41	220,000	1.00	(13,599)	(16,104)	2,505
CDX Emerging Markets
Index, Series 25	Bank of America	6/20/21	2.41	220,000	1.00	(13,599)	(13,310)	(289)
						(40,797)	(43,494)	2,697

(a)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value. Alternatively, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity to the seller or (ii) receive a net amount equal to the par value of the defaulted reference entity less its recovery value.
(b)	Implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.
(c)	The notional amount represents the maximum potential amount of future payments that the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap agreement. Alternatively, the notional amount represents the maximum potential amount of payment the Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement.

At October 31, 2016, the Fund’s open forward foreign currency exchange contracts were as follows:

			Contract			Net Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value	Value	(Depreciation)
Short Contracts	Counterparty	Date	Currency)	($)	($)	($)
European Euro	UBS AG	11/2/16	5,575,000	6,234,913	6,119,111	115,802
European Euro	UBS AG	12/2/16	5,575,000	6,109,698	6,127,012	(17,314)
Mexican Peso	Goldman Sachs	11/7/16	2,176,987	117,000	115,102	1,898
Mexican Peso	Goldman Sachs	11/7/16	688,694	35,839	36,413	(574)
Mexican Peso	UBS AG	11/7/16	759,427	41,000	40,152	848
				12,538,450	12,437,790	100,660

			Contract			Net Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value	Value	(Depreciation)
Long Contracts	Counterparty	Date	Currency)	($)	($)	($)
Indian Rupee	UBS AG	2/15/17	2,382,100	34,583	35,118	535
Indonesian Rupiah	Bank of America	12/7/16	468,650,000	35,000	35,739	739
Mexican Peso	Goldman Sachs	11/7/16	663,980	35,000	35,106	106
Mexican Peso	Goldman Sachs	11/7/16	2,315,673	124,674	122,434	(2,240)
Mexican Peso	UBS AG	11/7/16	16,208	870	857	(13)
Mexican Peso	UBS AG	11/7/16	629,247	33,000	33,270	270
				263,127	262,524	(603)

See notes to schedules of portfolio investments.	HSBC FAMILY OF FUNDS 63

HSBC GLOBAL EQUITY VOLATILITY FOCUSED FUND
Schedule of Portfolio Investments—as of October 31, 2016

Common Stocks – 98.4%

	Shares	Value ($)
Australia – 3.2%
Telstra Corp. Ltd.	48,416	183,366
Woodside Petroleum Ltd.	6,666	143,822
		327,188
Canada – 0.9%
Power Financial Corp.	3,647	86,205
China – 1.5%
Industrial & Commercial Bank of China Ltd., Class H	251,000	151,144
France – 2.1%
Capital Gemini SA	1,371	113,582
Publicis Groupe	625	42,875
Sodexo	497	57,715
		214,172
Germany – 4.3%
Muenchener Rueckversicherungs- Gesellschaft AG, Registered Shares	999	193,642
SAP SE	2,711	238,761
		432,403
Hong Kong – 2.9%
BOC Hong Kong (Holdings) Ltd.	27,500	98,223
China Mobile Ltd.	17,000	194,764
		292,987
Indonesia – 1.8%
PT Bank Mandiri (Persero) Tbk	211,400	185,929
Ireland – 1.7%
Accenture plc, Class A	1,468	170,640
Japan – 13.7%
ABC-Mart, Inc.	3,300	201,116
Hitachi High-Technologies Corp.	1,800	75,279
Japan Tobacco, Inc.	3,500	133,324
Mitsubishi Electric Corp.	11,000	149,237
Mitsubishi UFJ Financial Group, Inc.	14,800	76,872
NTT DoCoMo, Inc.	4,500	113,326
Oracle Corp. Japan	1,500	81,831
OTSUKA Corp.	3,800	181,211
Sekisui Chemical	6,000	94,707
Sumitomo Mitsui Financial Group, Inc.	2,000	69,681
Trend Micro, Inc.	6,000	211,732
		1,388,316
Netherlands – 0.7%
AKZO Nobel NV	1,074	69,409
Singapore – 1.6%
DBS Group Holdings Ltd.	15,400	166,080
Switzerland – 5.4%
Nestle SA, Registered Shares	2,525	183,128
Roche Holding AG	508	116,820
Swiss Life Holding, Registered Shares	694	183,794
Wolseley plc	1,168	60,764
		544,506
United Kingdom – 7.3%
BAE Systems plc	22,814	151,464
Compass Group plc	13,220	239,604
GlaxoSmithKline plc	8,774	173,788
Unilever plc	4,103	171,626
		736,482
United States – 51.3%
Altria Group, Inc.	3,621	239,421
AutoZone, Inc. (a)	306	227,101
Avery Dennison Corp.	3,041	212,231
CVS Health Corp.	1,618	136,074
Dr Pepper Snapple Group, Inc.	2,536	222,635
Everest Re Group Ltd.	894	181,947
Expeditors International of Washington, Inc.	4,016	206,704
Exxon Mobil Corp.	2,476	206,300
Hasbro, Inc.	874	72,900
HCA Holdings, Inc. (a)	3,037	232,422
Illinois Tool Works, Inc.	2,129	241,791
Intel Corp.	4,022	140,247
J.B. Hunt Transportation Services, Inc.	2,635	215,042
Johnson & Johnson	1,859	215,625
JPMorgan Chase & Co.	3,557	246,358
Kimberly-Clark Corp.	1,822	208,455
Kroger Co.	5,895	182,627
Linear Technology Corp.	1,748	104,985
Microsoft Corp.	2,497	149,620
Omnicom Group, Inc.	2,632	210,086
Philip Morris International, Inc.	1,709	164,816
PPG Industries, Inc.	1,078	100,394
Quintiles Transnational Holdings, Inc. (a)	3,268	234,446
The Goldman Sachs Group, Inc.	797	142,057
The Home Depot, Inc.	1,553	189,482
The TJX Co., Inc.	1,105	81,494
The Travelers Co., Inc.	2,083	225,340
Verizon Communications, Inc.	3,959	190,428
		5,181,028
TOTAL COMMON STOCKS (COST $9,666,321)		9,946,489

64 HSBC FAMILY OF FUNDS	See notes to schedules of portfolio investments.

HSBC GLOBAL EQUITY VOLATILITY FOCUSED FUND
Schedule of Portfolio Investments—as of October 31, 2016 (continued)

Investment Companies – 1.4%

	Shares	Value ($)
Northern Institutional Government
Assets Portfolio, Institutional
Shares, 0.08% (b)	147,013	147,013
TOTAL INVESTMENT COMPANIES
(COST $147,013)		147,013
TOTAL INVESTMENT SECURITIES
(COST $9,813,334) – 99.8%		10,093,502
Other Assets
(Liabilities) – 0.2%		19,662
NET ASSETS – 100%		$10,113,164
____________________

(a)	Represents non-income producing security.
(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2016.

The Fund invested, as a percentage of net assets at value, in the following industries, as of October 31, 2016:

Percentage of Net Assets
Industry	at Value (%)
Banks	9.9
Insurance	8.7
Specialty Retail	7.0
Software	6.7
Tobacco	5.3
Pharmaceuticals	5.0
IT Services	4.6
Diversified Telecommunication
Services	3.7
Oil, Gas & Consumable Fuels	3.5
Food & Staples Retailing	3.2
Wireless Telecommunication Services	3.0
Hotels, Restaurants & Leisure	2.9
Media	2.5
Semiconductors & Semiconductor Equipment	2.4
Machinery	2.4
Health Care Providers & Services	2.3
Life Sciences Tools & Services	2.3
Beverages	2.2
Household Products	2.1
Containers & Packaging	2.1
Road & Rail	2.1
Air Freight & Logistics	2.0
Food Products	1.8
Investment Companies	1.4
Personal Products	1.7
Chemicals	1.7
Aerospace & Defense	1.5
Electrical Equipment	1.5
Capital Markets	1.4
Household Durables	0.9
Electronic Equipment, Instruments & Components	0.7
Leisure Products	0.7
Trading Companies & Distributors	0.6
Total	99.8

See notes to schedules of portfolio investments.	HSBC FAMILY OF FUNDS 65

HSBC EURO HIGH YIELD BOND FUND (USD HEDGED)
Schedule of Portfolio Investments—as of October 31, 2016

Foreign Bonds – 85.1%

	Principal
	Amount †		Value ($)
Australia – 0.9%
BHP Billiton Ltd., 5.62%, 10/22/79,
Callable 10/22/24 @ 100 (a),(b)		200,000	246,960
Austria – 1.7%
Sappi Ltd., Registered, 4.00%,
4/1/23, Callable 4/1/19 @ 102 (b)		100,000	114,013
Telekom Austria AG, 5.62%,
Callable 2/1/18 @ 100 (a),(b)*		300,000	345,749
			459,762
Belgium – 1.2%
KBC Groep NV, 5.62%,
Callable 3/19/19 @ 100 (a),(b)*		300,000	329,280
Denmark – 2.6%
Danske Bank A/S, 5.75%,
Callable 4/6/20 @ 100 (a),(b)*	EUR	200,000	227,752
DONG Energy A/S, 6.25%, 12/31/3013,
Callable 6/26/23 @ 100 (a),(b)	EUR	300,000	378,754
TDC A/S, 3.50%, 02/26/15, Callable
2/26/21 @ 100 (a),(b)	EUR	100,000	105,369
			711,875
France – 27.3%
Accor SA, 4.12%,
Callable 6/30/20 @ 100 (a),(b)*		300,000	335,536
Arkema SA, 4.75%,
Callable 10/29/20 @ 100 (a),(b)*		300,000	349,923
AXA SA, Series E, 3.94%,
Callable 11/7/24 @ 100 (a),(b)*		400,000	453,857
Bisoho SAS, Registered,
5.88%, 5/1/23, Callable
5/1/19 @ 102.94 (b)		100,000	117,464
BNP Paribas Cardif SA,
4.03%, Callable
11/25/25 @ 100 (a),(b)*		200,000	219,523
BPCE SA, 12.50%,
Callable 9/30/19 @ 100 (a),(b)*		200,000	289,766
Credit Agricole Assurances SA,
4.50%, Callable
10/14/25 @ 100 (a),(b)*		300,000	327,633
Credit Agricole SA, 6.50%,
Callable 6/23/21 @ 100 (a),(b)*		200,000	225,008
Credit Agricole SA, 7.87%,
Callable 10/26/19 @ 100 (a),(b)*		200,000	258,172
Crown International Holdings,
Registered, 4.00%, 7/15/22,
Callable 4/15/22 @ 100 (b)		300,000	360,561
Europcar Groupe SA,
5.75%, 6/15/22, Callable
6/15/18 @ 102.88 (b)		200,000	229,209
Faurecia, 3.13%, 6/15/22,
Callable 6/15/18 @ 101.56 (b)		500,000	561,970
GDF SUEZ, Series N10,
3.87%, Callable
6/2/24 @ 100 (a),(b)*		300,000	358,449
HomeVi SAS, Registered,
6.88%, 8/15/21, Callable
8/15/17 @ 103.44 (b)		100,000	116,993
Lion Polaris II SAS, Registered,
4.25%, 8/1/19, Callable
11/21/16 @ 100 (a),(b)		93,917	103,846
Loxam Sas, Registered,
3.50%, 5/3/23, Callable
5/3/19 @ 101.75 (b)		100,000	113,876
Mobilux Finance SAS Registered,
5.50%, 11/15/24, Callable
11/15/19 @ 102.75 (b)		100,000	111,955
Novalis SAS, Registered,
3.00%, 4/30/22, Callable
4/30/18 @ 101.5 (b)		250,000	279,929
Orange SA, 5.25%,
Callable 2/7/24 @ 100 (a),(b)*		750,000	918,700
Rexel SA, 3.50%, 6/15/23,
Callable 6/15/19 @ 101.75 (b)		250,000	281,259
Scor Se, 3.62%, 5/27/48,
Callable 5/27/28 @ 100 (a),(b)		200,000	230,496
Solvay SA, 5.42%,
Callable 11/12/23 @ 100 (a),(b)*		300,000	354,866
Suez Environnement Co.,
2.50%, Callable
3/30/22 @ 100 (a),(b)*		100,000	113,410
Tereos Finance Groupe I,
4.13%, 6/16/23, Callable
3/16/23 @ 100 (b)		100,000	112,576
Total SA, Series E, 2.62%, Callable
2/26/25 @ 100 (a),(b)*		300,000	315,615
Total SA, 3.88%,
Callable 5/18/22 @ 100 (a),(b)*		150,000	174,946
Veolia Environnement SA,
4.45%, Callable
4/16/18 @ 100 (a),(b)*		200,000	230,221
			7,545,759
Germany – 12.6%
Allianz SE, 4.75%,
Callable 10/24/23 @ 100 (a),(b)*		200,000	243,927
Bayer AG, 3.75%, 7/1/74,
Callable 7/1/24 @ 100 (a),(b)		250,000	281,605
Bertelsmann SE & Co. KGaA,
3.00%, 4/23/75, Callable
4/23/23 @ 100 (a),(b)		100,000	110,857
Commerzbank AG, Series E,
7.75%, 3/16/21		200,000	261,219
Commerzbank AG, Series E,
4.00%, 3/23/26		150,000	166,114
Deutsche Bank AG, Series E,
5.00%, 6/24/20, MTN		100,000	111,892
Deutsche Raststatten Gruppe,
Registered, 6.75%, 12/30/20,
Callable 12/30/16 @ 103.38 (b)		100,000	114,323
Heidelbergcement AG, 2.25%,
6/3/24, Callable 3/3/24 @ 100 (b)		100,000	114,973

66 HSBC FAMILY OF FUNDS	See notes to schedules of portfolio investments.

HSBC EURO HIGH YIELD BOND FUND (USD HEDGED)
Schedule of Portfolio Investments—as of October 31, 2016 (continued)

Foreign Bonds, continued

	Principal
	Amount †		Value ($)
Germany, continued
Merck KGaA, 2.62%, 12/12/74,
Callable 6/12/21 @ 100 (a),(b)		200,000	227,203
Muenchener Rueckversicherungs,
5.77%, Callable
6/12/17 @ 100 (a),(b)*		250,000	282,874
Techem Energy Metereing Service
GMBH, Registered, 6.13%, 10/1/19,
Callable 11/21/16 @ 103.06 (b)		100,000	113,327
TUI AG, Registered, 4.50%, 10/1/19,
Callable 11/18/16 @ 102.25 (b)		400,000	449,269
Unitymedia Hessen GmbH & Co.
Registered, 4.63%, 2/15/26, Callable
2/15/21 @ 102.31 (b)		500,000	583,165
Volkswagen AG, 2.50%,
Callable 3/20/22 @ 100 (a),(b)*		300,000	314,133
Wepa Hygieneprodukte GMB,
Registered, 3.75%, 5/15/24, Callable
5/15/19 @ 101.88 (b)		100,000	114,372
			3,489,253
Ireland – 0.9%
Aquarius & Investment PLC,
Series E, 4.25%, 10/2/43,
Callable 10/2/23 @ 100 (a),(b)		100,000	121,393
Smurfit Kappa Funding PLC,
Registered, 3.25%, 6/1/21,
Callable 3/10/21 @ 100 (b)		100,000	119,089
			240,482
Jersey – 0.8%
Adient Global Holdings, Registered,
3.50%, 8/15/24, Callable
5/15/24 @ 100 (b)		100,000	109,061
Lincoln Finance Holdings Pte Ltd.,
Registered, 6.88%, 4/15/21,
Callable 4/15/18 @ 103.44 (b)		100,000	119,243
			228,304
Luxembourg – 6.4%
CNH Industrial Finance Europe SA,
Series E, 6.25%, 3/9/18		200,000	235,863
FMC Finance VIII SA,
Registered, 6.50%, 9/15/18		100,000	122,108
Hanesbrands Finance Luxembourg,
Registered, 3.50%, 6/15/24,
Callable 3/15/24 @ 100 (b)		100,000	115,017
HeidelbergCement Finance
Luxembourg SA, 7.50%, 7/3/20		300,000	402,956
P4 SP Zoo, Registered, 5.25%, 2/1/19,
Callable 11/21/16 @ 102.63 (b)		100,000	112,504
Talanx AG, Series E, 8.37%, 6/15/42,
Callable 6/15/22 @ 100 (a),(b)		300,000	423,147
Telenet Finance VI Luxembourg SCA,
Registered, 4.88%, 7/15/27,
Callable 7/15/21 @ 102.44 (b)		200,000	228,937
Trinseo Materials Operating Sca /
Trinseo Material, 6.38%, 5/1/22,
Callable 5/1/18 @ 103.19 (b)		100,000	116,400
			1,756,932
Mexico – 1.3%
America Movil Sab de CV,
Series B, 6.37%, 9/6/73, Callable
9/6/23 @ 100 (a),(b)	EUR	200,000	250,907
Cemex SAB de CV, Registered,
4.38%, 3/5/23, Callable
3/5/19 @ 102.19 (b)	EUR	100,000	111,905
			362,812
Netherlands – 17.1%
ABN AMRO Bank NV, 7.13%, 7/6/22		200,000	284,690
ABN AMRO Bank NV,
5.75%, Callable
9/22/20 @ 100 (a),(b)*		200,000	223,220
Allianz SE, 4.37%,
Callable 2/17/17 @ 100 (a),(b)*		200,000	221,736
Axalta Coating, Registered,
3.75%, 1/15/25, Callable
1/15/20 @ 102.81 (b)		100,000	109,897
Cooperatieve Rabobank UA,
5.50%, Callable
6/29/20 @ 100 (a),(b)*		200,000	220,893
Fresenius SE & Co.,
Registered, 4.00%, 2/1/24		250,000	330,070
Gas Natural Fenosa Finance BV,
4.13%, Callable
11/18/22 @ 100 (a),(b)*		200,000	226,435
Goodyear Tire & Rubber Co.,
Registered, 3.75%, 12/15/23,
Callable 12/15/18 @ 101.88 (b)		250,000	288,051
Iberdrola SA, 5.75%,
Callable 2/27/18 @ 100 (a),(b)*		200,000	233,376
ING Bank NV, Series E,
3.00%, 4/11/28, Callable
4/11/23 @ 100 (a),(b)		100,000	116,147
InterXion Holding NV, Registered,
6.00%, 7/15/20, Callable
11/21/16 @ 104.5 (b)		100,000	114,699
Koninklijke KPN NV, 6.12%,
Callable 9/14/18 @ 100 (a),(b)*		300,000	353,153
NN Group NV, 4.62%, 4/8/44,
Callable 4/8/24 @ 100 (a),(b)		200,000	230,208
PHOENIX Pharmahandel
GmbH & Co., 3.63%, 7/30/21		200,000	244,122
Schaeffler AG, Registered,
3.50%, 5/15/22, Callable
5/15/17 @ 101.75 (b)		300,000	339,553
Swiss Reinsurance Co.,
2.60%, Callable
9/1/25 @ 100 (a),(b)*		400,000	423,936
Telefonica Europe BV,
3.75%, Callable
3/15/22 @ 100 (a),(b)*		100,000	108,201
Telefonica SA, 7.62%,
Callable 9/18/21 @ 100 (a),(b)*		200,000	252,706
UPC Holding BV, Registered,
6.38%, 9/15/22, Callable
9/15/17 @ 103.19 (b)		100,000	116,636

See notes to schedules of portfolio investments.	HSBC FAMILY OF FUNDS 67

HSBC EURO HIGH YIELD BOND FUND (USD HEDGED)
Schedule of Portfolio Investments—as of October 31, 2016 (continued)

Foreign Bonds, continued

	Principal
	Amount †		Value ($)
Netherlands, continued
Vonovia Finance BV, 4.62%, 4/8/74,
Callable 4/8/19 @ 100 (a),(b)		200,000	231,319
			4,669,048
Spain – 1.6%
Almirall SA, Registered,
4.63%, 4/1/21, Callable
4/1/17 @ 102.31 (b)		100,000	113,833
Banco Santander SA,
6.25%, Callable
3/12/19 @ 100 (a),(b)*		100,000	102,016
Caixabank SA, 5.00%, 11/14/23,
Callable 11/14/18 @ 100 (a),(b)		100,000	116,202
Mapfre SA, 5.92%, 7/24/37,
Callable 7/24/17 @ 100 (a),(b)		100,000	113,004
			445,055
Sweden – 1.2%
Hoist Kredit AB, 3.13%, 12/9/19	EUR	100,000	114,052
Volvo Treasury AB, 4.20%, 6/10/75,
Callable 6/10/20 @ 100 (a),(b)	EUR	200,000	230,224
			344,276
Switzerland – 2.1%
Credit Suisse AG, 5.75%, 9/18/25,
Callable 9/18/20 @ 100 (a),(b)		200,000	238,774
UBS AG, 4.75%, 2/12/26,
Callable 2/12/21 @ 100 (a),(b)		100,000	117,295
UBS Group AG, 5.75%,
Callable 2/19/22 @ 100 (a),(b)*		200,000	229,398
			585,467
United Kingdom – 7.5%
Aviva PLC, Series E, 3.38%, 12/4/45,
Callable 12/4/25 @ 100 (a),(b)		300,000	321,648
Barclays Bank PLC, 14.00%,
Callable 6/15/19 @ 100 (a),(b)*		150,000	225,969
Heathrow Finance PLC,
5.38%, 9/2/19		300,000	399,126
Lloyds Banking Group PLC,
6.37%, Callable
6/27/20 @ 100 (a),(b)*		200,000	220,562
National Grid PLC, 4.25%, 6/18/76,
Callable 6/18/20 @ 100 (a),(b)		350,000	412,508
Nationwide Building Society,
Series E, 6.87%,
Callable 6/20/19 @ 100 (a),(b)*		100,000	120,299
SSE PLC, 3.88%,
Callable 9/10/20 @ 100 (a),(b)*		200,000	245,983
Worldpay Finance PLC,
Registered, 3.75%, 11/15/22		100,000	118,266
			2,064,361
TOTAL FOREIGN BONDS
(COST $22,188,319)			23,479,626

Corporate Bonds – 4.7%

United States – 4.7%
Kinder Morgan, Inc., 2.25%, 3/16/27	EUR	100,000	109,623
MPT Operating Partnership LP, 4.00%,
8/19/22, Callable 5/19/22 @ 100 (b)	EUR	100,000	117,916
Newell Brands, Inc., 3.75%, 10/1/21	EUR	300,000	368,760
PVH Corp., 3.63%, 7/15/24	EUR	100,000	115,245
Quintiles IMS, Inc., Registered,
3.50%, 10/15/24, Callable
10/15/19 @ 101.75 (b)	EUR	100,000	112,497
Sealed Air Corp., 4.50%, 9/15/23,
Callable 6/15/23 @ 100 (b)	EUR	100,000	121,285
VWR Funding, Inc., 4.63%, 4/15/22,
Callable 4/15/18 @ 102.31 (b)	EUR	100,000	113,327
ZF Friedrichshafen AG,
2.75%, 4/27/23	EUR	200,000	234,133
			1,292,786
TOTAL CORPORATE BONDS
(COST $1,179,450)			1,292,786

Yankee Dollar – 0.7%

	Principal
	Amount ($)
Austria – 0.7%
Erste Group Bank AG,
5.50%, 5/26/25, Callable
5/26/20 @ 100 (a),(b)		200,000	206,500
TOTAL YANKEE DOLLAR
(COST $198,452)			206,500

Investment Companies – 6.7%

	Shares
Northern Institutional Government
Assets Portfolio, Institutional
Shares, 0.08%(c)		1,836,388	1,836,388
TOTAL INVESTMENT COMPANIES
(COST $1,836,388)			1,836,388
TOTAL INVESTMENT SECURITIES
(COST $25,402,609) – 97.2%			26,815,300
Other Assets (Liabilities) – 2.8%			780,103
NET ASSETS – 100%			$27,595,403
____________________

†	The principal amount is disclosed in local currency and the value is disclosed in U.S. Dollars.
*	Securities are perpetual and, thus, do not have a predetermined maturity date.
(a)	Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on October 31, 2016. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the Fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.
(b)	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
(c)	The rate represents the annualized one-day yield that was in effect on October 31, 2016.
MTN — Medium Term Note

68 HSBC FAMILY OF FUNDS	See notes to schedules of portfolio investments.

HSBC EURO HIGH YIELD BOND FUND (USD HEDGED)
Schedule of Portfolio Investments—as of October 31, 2016 (continued)

The Fund invested, as a percentage of net assets at value, in the following industries, as of October 31, 2016:

Percentage of Net Assets
Industry	at Value (%)
Banks	14.4
Insurance	11.6
Diversified Telecommunication Services	8.1
Investment Companies	6.7
Auto Components	5.5
Multi-Utilities	4.2
Media	3.4
Chemicals	3.4
Electric Utilities	3.2
Hotels, Restaurants & Leisure	2.9
Health Care Providers & Services	2.9
Capital Markets	2.5
Oil, Gas & Consumable Fuels	2.5
Construction Materials	2.4
Pharmaceuticals	2.2
Containers & Packaging	2.2
Automobiles	1.9
Transportation Infrastructure	1.5
Trading Companies & Distributors	1.4
Commercial Services & Supplies	1.4
Household Durables	1.4
Wireless Telecommunication Services	1.3
Textiles, Apparel & Luxury Goods	1.2
Machinery	0.9
Metals & Mining	0.9
IT Services	0.8
Road & Rail	0.8
Real Estate Management & Development	0.8
Diversified Financial Services	0.8
Gas Utilities	0.8
Life Sciences Tools & Services	0.4
Paper & Forest Products	0.4
Household Products	0.4
Distributors	0.4
Food & Staples Retailing	0.4
Specialty Retail	0.4
Equity Real Estate Investment Trusts	0.4
Food Products	0.4
Total	97.2

See notes to schedules of portfolio investments.	HSBC FAMILY OF FUNDS 69

HSBC EURO HIGH YIELD BOND FUND (USD HEDGED)
Schedule of Portfolio Investments—as of October 31, 2016 (continued)

At October 31, 2016, the Fund’s open forward foreign currency exchange contracts were as follows:

			Contract			Net Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value	Value	(Depreciation)
Short Contracts	Counterparty	Date	Currency)	($)	($)	($)
British Pound	Royal Bank of Canada	11/10/16	1,034,000	1,381,170	1,265,642	115,528
European Euro	Credit Agricole	11/10/16	150,000	163,301	164,704	(1,403)
European Euro	Royal Bank of Canada	11/10/16	22,632,000	25,328,037	24,850,584	477,453
				26,872,508	26,280,930	591,578

			Contract			Net Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value	Value	(Depreciation)
Long Contracts	Counterparty	Date	Currency)	($)	($)	($)
British Pound	Societe Generale	11/10/16	200,000	264,234	244,805	(19,429)
European Euro	Credit Agricole	11/10/16	200,000	225,196	219,606	(5,590)
				489,430	464,411	(25,019)

70 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities—as of October 31, 2016

					Asia ex-Japan
	Emerging	Emerging	Frontier	Total	Smaller
	Markets	Markets Local	Markets	Return	Companies
	Debt Fund	Debt Fund	Fund	Fund	Equity Fund
Assets:
Investment securities, at value	$10,854,889	$26,255,736	$49,401,140	$71,598,867	$11,272,188
Total Investments	10,854,889	26,255,736	49,401,140	71,598,867	11,272,188
Segregated cash for collateral	—	40,000	—	81,813	—
Foreign currency, at value	11,947	443,253	162,888	78,598	6,816
Unrealized appreciation on forward foreign currency
exchange contracts	44,001	706,491	—	1,641,201	—
Swap agreements, at value	65,337	30,614	—	468,926	—
Interest and dividends receivable	131,235	253,764	146,258	559,310	5,450
Receivable for capital shares issued	28,736	53,726	34,741	49,964	—
Receivable for investments sold	—	917,922	—	439,600	154,963
Reclaims receivable	—	7,474	30,766	89,394	—
Receivable from Investment Adviser	26,668	44,416	—	—	14,511
Receivable from Transfer Agent	—	—	—	45,672	—
Variation margin on futures contracts	—	—	—	1,094	—
Prepaid expenses	13,047	20,249	15,303	11,573	13,980
Total Assets	11,175,860	28,773,645	49,791,096	75,066,012	11,467,908
Liabilities:
Cash overdraft	—	—	258,565	—	—
Dividends payable	384	—	—	—	—
Unrealized depreciation on forward foreign currency
exchange contracts	33,144	552,412	—	917,077	—
Swap agreements, at value	116,308	101,018	—	492,098	—
Payable for investments purchased	110,450	374,193	21,495	735,070	26,640
Cash received as collateral for derivatives	—	110,000	—	623,000	—
Payable for capital shares redeemed	11,898	8,519	39,705	34,905	—
Accrued foreign capital gains tax	—	—	55,531	—	—
Accrued expenses and other payables:
Investment Management	—	—	70,902	30,608	—
Administration	357	773	1,604	4,698	376
Shareholder Servicing	96	32	1,506	1,651	47
Accounting	5,300	5,223	2,573	4,694	2,957
Custodian	2,852	8,161	13,331	6,732	11,505
Transfer Agent	570	534	18,361	7,647	161
Other	22,548	27,416	31,596	38,499	18,567
Total Liabilities	303,907	1,188,281	515,169	2,896,679	60,253
Net Assets	$10,871,953	$27,585,364	$49,275,927	$72,169,333	$11,407,655

See notes to financial statements.	HSBC FAMILY OF FUNDS 71

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities—as of October 31, 2016 (continued)

					Asia ex-Japan
	Emerging	Emerging	Frontier	Total	Smaller
	Markets	Markets Local	Markets	Return	Companies
	Debt Fund	Debt Fund	Fund	Fund	Equity Fund
Composition of Net Assets:
Capital	$11,000,870	$30,169,693	$80,789,615	$82,610,097	$10,336,410
Accumulated net investment income/(loss)	44,786	(363,851)	964,749	(861,297)	134,404
Accumulated net realized gains/(losses)
from investments	(281,324)	(1,511,847)	(30,137,844)	(10,680,887)	(84,809)
Net unrealized appreciation/(depreciation)
on investments	107,621	(708,631)	(2,340,593)	1,101,420	1,021,650
Net Assets	$10,871,953	$27,585,364	$49,275,927	$72,169,333	$11,407,655

Net Assets:
Class A Shares	$463,003	$152,231	$7,069,383	$7,789,882	$180,511
Class I Shares	10,408,950	27,433,133	42,206,544	64,376,313	11,114,331
Class S Shares	—	—	—	3,138	112,813
Total	$10,871,953	$27,585,364	$49,275,927	$72,169,333	$11,407,655
Shares Outstanding:
($0.001 par value, unlimited number of shares
authorized):
Class A Shares	45,000	21,021	591,949	783,252	16,351
Class I Shares	1,016,808	3,781,124	3,511,379	6,431,589	1,006,242
Class S Shares	—	—	—	315	10,208
Net Asset Value, Offering Price and Redemption
Price per share:
Class A Shares	$10.29	$7.24	$11.94	$9.95	$11.04
Class I Shares	$10.24	$7.26	$12.02	$10.01	$11.05
Class S Shares	$—	$—	$—	$9.98	$11.05
Maximum Sales Charge:
Class A Shares	4.75%	4.75%	5.00%	4.75%	5.00%
Maximum Offering Price per share
(Net Asset Value / (100%-maximum sales charge))
Class A Shares	$10.80	$7.60	$12.57	$10.45	$11.62
Total Investments, at cost	$10,738,147	$27,057,130	$51,685,563	$70,950,164	$10,250,615
Foreign currency, at cost	$12,131	$440,874	$162,891	$78,135	$7,050

72 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities—as of October 31, 2016 (continued)

			Global	Euro
	Global	Global	Equity	High Yield
	High Yield	High Income	Volatility	Bond Fund
	Bond Fund	Bond Fund	Focused Fund	(USD Hedged)
Assets:
Investment securities, at value	$26,044,428	$25,857,928	$10,093,502	$26,815,300
Total Investments	26,044,428	25,857,928	10,093,502	26,815,300
Segregated cash for collateral	57,705	—	—	—
Cash	—	—	25,844	—
Foreign currency, at value	216,679	554,811	—	659,866
Unrealized appreciation on forward foreign currency exchange contracts	94,692	120,198	—	592,981
Interest and dividends receivable	385,957	319,127	17,641	392,639
Receivable for capital shares issued	49,806	4,165	—	—
Receivable for investments sold	27,716	148,625	—	—
Reclaims receivable	416	846	6,623	7,450
Receivable from Investment Adviser	7,051	5,839	—	—
Prepaid expenses	14,022	13,695	3,476	3,572
Total Assets	26,898,472	27,025,234	10,147,086	28,471,808
Liabilities:
Dividends payable	16,077	11,976	—	15,068
Unrealized depreciation on forward foreign currency exchange contracts	15,466	20,141	—	26,422
Swap agreements, at value	20,584	40,797	—	—
Payable for investments purchased	84,344	306,383	—	109,760
Cash received as collateral for derivatives	—	—	—	670,000
Payable for capital shares redeemed	—	17	—	—
Accrued expenses and other payables:
Investment Management	—	—	8,688	17,441
Administration	868	870	335	900
Shareholder Servicing	37	21	16	26
Accounting	7,014	8,127	3,026	5,985
Custodian	1,800	1,758	513	1,542
Transfer Agent	140	198	120	80
Other	26,542	23,189	21,224	29,181
Total Liabilities	172,872	413,477	33,922	876,405
Net Assets	$26,725,600	$26,611,757	$10,113,164	$27,595,403

See notes to financial statements.	HSBC FAMILY OF FUNDS 73

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities—as of October 31, 2016 (continued)

			Global	Euro
	Global	Global	Equity	High Yield
	High Yield	High Income	Volatility	Bond Fund
	Bond Fund	Bond Fund	Focused Fund	(USD Hedged)
Composition of Net Assets:
Capital	$26,689,203	$25,877,169	$10,019,102	$25,244,807
Accumulated net investment income/(loss)	182,535	169,021	152,883	213,210
Accumulated net realized gains/(losses) from investments	(537,262)	(160,569)	(338,640)	177,786
Net unrealized appreciation/(depreciation) on investments	391,124	726,136	279,819	1,959,600
Net Assets	$26,725,600	$26,611,757	$10,113,164	$27,595,403

Net Assets:
Class A Shares	$557,633	$106,946	$100,786	$110,171
Class I Shares	26,167,967	26,504,811	10,012,378	27,485,232
Total	$26,725,600	$26,611,757	$10,113,164	$27,595,403
Shares Outstanding:
($0.001 par value, unlimited number of shares authorized):
Class A Shares	55,957	10,442	10,024	10,092
Class I Shares	2,622,658	2,582,820	992,841	2,513,416
Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$9.97	$10.24	$10.05	$10.92
Class I Shares	$9.98	$10.26	$10.08	$10.94
Maximum Sales Charge:
Class A Shares	4.75%	4.75%	5.00%	4.75%
Maximum Offering Price per share
(Net Asset Value / (100%-maximum sales charge))
Class A Shares	$10.47	$10.75	$10.58	$11.46
Total Investments, at cost	$25,806,576	$25,238,406	$9,813,334	$25,402,609
Foreign currency, at cost	$220,673	$566,069	$—	$671,800

74	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Operations—For the year ended October 31, 2016

		Emerging			Asia ex-Japan
	Emerging	Markets	Frontier	Total	Smaller
	Markets	Local Debt	Markets	Return	Companies
	Debt Fund	Fund	Fund	Fund	Equity Fund
Investment Income:
Interest	$492,216	$921,691	$344,795	$10,288,866	$—
Dividends	1,908	7,711	2,378,391	50,027	322,618
Foreign tax withholding	—	(44,557)	(153,785)	(21)	(23,914)
Total Investment Income	494,124	884,845	2,569,401	10,338,872	298,704
Expenses:
Investment Management	53,715	83,777	872,964	2,436,783	102,649
Operational Support:
Class A Shares	1,201	306	21,335	15,014	446
Class I Shares	10,142	16,602	59,169	266,598	9,941
Administration:
Class A Shares	254	64	4,643	3,169	98
Class I Shares	4,296	6,887	25,467	120,219	4,162
Class S Shares	—	—	—	5,778	42
Shareholder Servicing:
Class A Shares	1,486	345	26,526	18,758	293
Accounting	57,695	57,468	57,967	61,912	68,223
Administrative Services	9,640	26,789	556	878	—
Compliance Services	208	232	1,499	7,795	190
Custodian	33,419	84,468	267,254	204,078	58,680
Printing	9,319	19,935	23,785	43,682	2,047
Professional	52,731	56,400	70,803	131,346	54,337
Transfer Agent	26,007	25,802	79,163	441,780	21,885
Trustee	461	791	3,449	14,641	475
Registration fees	36,679	33,329	29,841	43,384	35,768
Other	7,831	8,247	25,306	81,206	8,284
Total expenses before fee and expense reductions	305,084	421,442	1,569,727	3,897,021	367,520
Fees contractually reduced/reimbursed by
Investment Adviser	(224,310)	(304,244)	(246,274)	(342,401)	(223,130)
Fees voluntarily reduced by Investment Adviser	(3,560)	(7,351)	(18,126)	(24,917)	(3,749)
Net Expenses	77,214	109,847	1,305,327	3,529,703	140,641

Net Investment Income	416,910	774,998	1,264,074	6,809,169	158,063

Realized/Unrealized Gains/(Losses) from Investments:
Net realized gains/(losses) from investment securities
and foreign currency transactions (a)	(59,793)	(840,483)	(22,772,343)	(23,893,178)	32,179
Net realized gains/(losses) from swap agreements	24,916	(35,088)	—	(5,261,631)	—
Net realized gains/(losses) from futures contracts	7,908	—	—	728,227	—
Net realized gains/(losses) from forward foreign currency
exchange contracts	12,234	(383,579)	—	(1,944,325)	—
Change in unrealized appreciation/depreciation
on investments (b)	484,114	1,765,579	17,195,522	30,616,780	1,419,930
Net realized/unrealized gains/(losses) on
investments	469,379	506,429	(5,576,821)	245,873	1,452,109
Change in Net Assets Resulting from Operations	$886,289	$1,281,427	$(4,312,747)	$7,055,042	$1,610,172
____________________

(a)	For Frontier Markets Fund, net of foreign capital gains taxes of $78,002.
(b)	For Frontier Markets Fund, net of change in foreign capital gains taxes of $55,531.

See notes to financial statements.	HSBC FAMILY OF FUNDS 75

HSBC FAMILY OF FUNDS

Statements of Operations—For the year ended October 31, 2016 (continued)

			Global Equity	Euro High
	Global High	Global High	Volatility	Yield Bond
	Yield Bond	Income Bond	Focused	Fund (USD
	Fund	Fund	Fund(a)	Hedged)(b)
Investment Income:
Interest	$1,344,806	$1,044,854	$—	$882,067
Dividends	10,418	12,394	289,364	1,834
Foreign tax withholding	—	(3,384)	(22,292)	(96)
Total Investment Income	1,355,224	1,053,864	267,072	883,805
Expenses:
Investment Management	161,851	165,492	74,331	134,776
Operational Support:
Class A Shares	160	102	99	83
Administration:
Class A Shares	67	42	34	28
Class I Shares	10,385	10,649	3,464	6,788
Shareholder Servicing:
Class A Shares	94	3	15	26
Accounting	77,811	87,205	42,656	41,900
Compliance Services	502	500	218	368
Custodian	8,815	12,695	1,749	13,018
Printing	5,825	2,417	2,788	12,927
Professional	61,156	61,778	55,287	84,912
Transfer Agent	22,626	22,617	16,194	11,059
Trustee	1,090	1,111	401	1,016
Registration fees	38,939	38,817	37,453	3,118
Other	5,944	6,010	6,466	5,022
Total expenses before fee and expense reductions	395,265	409,438	241,155	315,041
Fees contractually reduced/reimbursed by Investment Adviser	(195,535)	(205,446)	(146,695)	(148,899)
Net Expenses	199,730	203,992	94,460	166,142

Net Investment Income	1,155,494	849,872	172,612	717,663

Realized/Unrealized Gains/(Losses) from Investments:
Net realized gains/(losses) from investment securities and foreign
currency transactions	(420,722)	(121,633)	(339,267)	64,671
Net realized gains/(losses) from swap agreements	24,536	630	—	—
Net realized gains/(losses) from forward foreign currency
exchange contracts	28,752	69,690	—	(101,614)
Change in unrealized appreciation/depreciation on investments	1,073,275	1,045,319	279,819	1,959,600
Net realized/unrealized gains/(losses) on investments	705,841	994,006	(59,448)	1,922,657
Change in Net Assets Resulting from Operations	$1,861,335	$1,843,878	$113,164	$2,640,320
____________________

(a)	Commencement of operations on November 4, 2015.
(b)	Commencement of operations on January 19, 2016.

76 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets

	Emerging Markets Debt Fund		Emerging Markets Local Debt Fund
	For the year	For the year	For the year	For the year
	ended	ended	ended	ended
	October 31,	October 31,	October 31,	October 31,
	2016	2015	2016	2015
Investment Activities:
Operations:
Net investment income/(loss)	$416,910	$1,275,204	$774,998	$1,536,697
Net realized gains/(losses) from investments	(14,735)	41,243	(1,259,150)	(7,405,267)
Change in unrealized appreciation/depreciation
on investments	484,114	(1,340,632)	1,765,579	(466,253)
Change in net assets resulting from operations	886,289	(24,185)	1,281,427	(6,334,823)

Distributions:
Net investment income:
Class A Shares	(28,346)	(44,498)	(2,214)	—
Class I Shares	(618,124)	(1,280,018)	(194,563)	—
Class S Shares	—	(3,208)	—	—
Tax return of capital:
Class A Shares	—	—	(811)	(8,557)
Class I Shares	—	—	(71,252)	(1,284,487)
Class S Shares	—	—	—	(2,175)
Change in net assets resulting from distributions	(646,470)	(1,327,724)	(268,840)	(1,295,219)
Change in net assets resulting from capital transactions	(1,376,368)	(28,801,053)	11,632,305	(18,396,960)
Change in net assets	(1,136,549)	(30,152,962)	12,644,892	(26,027,002)

Net Assets:
Beginning of period	12,008,502	42,161,464	14,940,472	40,967,474
End of period	$10,871,953	$12,008,502	$27,585,364	$14,940,472
Accumulated net investment income (loss)	$44,786	$107,300	$(363,851)	$(337,467)

See notes to financial statements.	HSBC FAMILY OF FUNDS 77

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Emerging Markets Debt Fund		Emerging Markets Local Debt Fund
	For the year	For the year	For the year	For the year
	ended	ended	ended	ended
	October 31,	October 31,	October 31,	October 31,
	2016	2015	2016	2015
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$271,090	$154,619	$5,762	$—
Dividends reinvested	28,256	44,441	3,024	8,557
Value of shares redeemed	(601,768)	(599,630)	(20,089)	(90,981)
Class A Shares capital transactions	(302,422)	(400,570)	(11,303)	(82,424)

Class I Shares:
Proceeds from shares issued	4,217,767	3,340,762	17,630,628	11,655,479
Dividends reinvested	591,577	1,243,140	263,329	1,275,940
Value of shares redeemed	(5,883,290)	(32,860,286)	(6,250,349)	(31,162,475)
Class I Shares capital transactions	(1,073,946)	(28,276,384)	11,643,608	(18,231,056)

Class S Shares:
Dividends reinvested	—	3,207	—	2,175
Value of shares redeemed	—	(127,306)	—	(85,655)
Class S Shares capital transactions	—	(124,099)	—	(83,480)
Change in net assets resulting from capital transactions	$(1,376,368)	$(28,801,053)	$11,632,305	$(18,396,960)

SHARE TRANSACTIONS:
Class A Shares:
Issued	26,866	15,268	870	—
Reinvested	2,846	4,424	474	1,137
Redeemed	(59,729)	(59,903)	(3,092)	(12,125)
Change in Class A Shares	(30,017)	(40,211)	(1,748)	(10,988)

Class I Shares:
Issued	414,365	329,261	2,477,804	1,532,825
Reinvested	59,821	122,734	41,262	168,030
Redeemed	(594,321)	(3,244,276)	(928,151)	(4,224,989)
Change in Class I Shares	(120,135)	(2,792,281)	1,590,915	(2,524,134)

Class S Shares:
Reinvested	—	315	—	278
Redeemed	—	(12,567)	—	(11,421)
Change in Class S Shares	—	(12,252)	—	(11,143)
78 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Frontier Markets Fund		Total Return Fund
	For the year	For the year	For the year	For the year
	ended	ended	ended	ended
	October 31,	October 31,	October 31,	October 31,
	2016	2015	2016	2015
Investment Activities:
Operations:
Net investment income/(loss)	$1,264,074	$2,683,014	$6,809,169	$6,883,537
Net realized gains/(losses) from investments	(22,772,343)	(5,406,004)	(30,370,907)	42,458,028
Change in unrealized appreciation/depreciation
on investments	17,195,522	(24,896,568)	30,616,780	(46,095,093)
Change in net assets resulting from operations	(4,312,747)	(27,619,558)	7,055,042	3,246,472

Distributions:
Net investment income:
Class A Shares	(743,705)	(192,858)	(419,124)	(13,796)
Class I Shares	(3,425,846)	(2,097,889)	(27,626,404)	(20,026,731)
Class S Shares	—	—	(1,555,057)	(485,550)
Net realized gains:
Class A Shares	—	(2,154,630)	(12,753)	—
Class I Shares	—	(13,201,594)	(837,740)	—
Class S Shares	—	—	(44,984)	—
Change in net assets resulting from distributions	(4,169,551)	(17,646,971)	(30,496,062)	(20,526,077)
Change in net assets resulting from capital transactions	(84,008,071)	(31,420,476)	(1,119,075,724)	179,640,060
Change in net assets	(92,490,369)	(76,687,005)	(1,142,516,744)	162,360,455

Net Assets:
Beginning of period	141,766,296	218,453,301	1,214,686,077	1,052,325,622
End of period	$49,275,927	$141,766,296	$72,169,333	$1,214,686,077
Accumulated net investment income (loss)	$964,749	$3,920,258	$(861,297)	$23,828,441

See notes to financial statements.	HSBC FAMILY OF FUNDS 79

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Frontier Markets Fund		Total Return Fund
	For the year	For the year	For the year	For the year
	ended	ended	ended	ended
	October 31,	October 31,	October 31,	October 31,
	2016	2015	2016	2015
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$1,484,893	$8,927,723	$3,448,491	$7,659,251
Dividends reinvested	699,224	2,249,394	423,157	12,614
Value of shares redeemed	(14,452,409)	(26,837,153)	(3,478,104)	(427,800)
Class A Shares capital transactions	(12,268,292)	(15,660,036)	393,544	7,244,065

Class I Shares:
Proceeds from shares issued	4,171,934	91,482,671	41,522,923	640,885,915
Dividends reinvested	420,590	1,511,793	4,215,497	1,113,194
Value of shares redeemed	(76,332,303)	(108,754,904)	(1,140,336,346)	(470,091,164)
Class I Shares capital transactions	(71,739,779)	(15,760,440)	(1,094,597,926)	171,907,945

Class S Shares:
Proceeds from shares issued	—	—	—	2,500
Dividends reinvested	—	—	1,600,041	485,550
Value of shares redeemed	—	—	(26,471,383)	—
Class S Shares capital transactions	—	—	(24,871,342)	488,050
Change in net assets resulting from capital transactions	$(84,008,071)	$(31,420,476)	$(1,119,075,724)	$179,640,060

SHARE TRANSACTIONS:
Class A Shares:
Issued	126,624	695,088	352,107	742,837
Reinvested	64,326	176,285	44,869	1,229
Redeemed	(1,396,242)	(2,072,641)	(355,399)	(41,537)
Change in Class A Shares	(1,205,292)	(1,201,268)	41,577	702,529

Class I Shares:
Issued	366,943	6,940,980	4,321,448	61,908,735
Reinvested	38,551	118,017	444,859	107,846
Redeemed	(6,739,260)	(8,728,956)	(113,869,906)	(45,305,188)
Change in Class I Shares	(6,333,766)	(1,669,959)	(109,103,599)	16,711,393

Class S Shares:
Issued	—	—	—	244
Reinvested	—	—	169,427	47,047
Redeemed	—	—	(2,719,904)	—
Change in Class S Shares	—	—	(2,550,477)	47,291

80 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Asia ex-Japan Smaller		Global High Yield
	Companies Equity Fund		Bond Fund
	For the year	For the period	For the year	For the period
	ended	Nov. 11, 2014 (a)	ended	Jul. 14, 2015 (a)
	October 31,	through	October 31,	through
	2016	Oct. 31, 2015	2016	Oct. 31, 2015
Investment Activities:
Operations:
Net investment income/(loss)	$158,063	$130,878	$1,155,494	$325,568
Net realized gains/(losses) from investments	32,179	(92,483)	(367,434)	(167,788)
Change in unrealized appreciation/depreciation on investments	1,419,930	(398,280)	1,073,275	(682,151)
Change in net assets resulting from operations	1,610,172	(359,885)	1,861,335	(524,371)

Distributions:
Net investment income:
Class A Shares	(4,956)	(270)	(7,575)	(1,378)
Class I Shares	(164,415)	(19,892)	(1,051,239)	(285,521)
Class S Shares	(1,774)	(213)	—	—
Change in net assets resulting from distributions	(171,145)	(20,375)	(1,058,814)	(286,899)
Change in net assets resulting from capital transactions	255,188	10,093,700	1,405,039	25,329,310
Change in net assets	1,694,215	9,713,440	2,207,560	24,518,040

Net Assets:
Beginning of period	9,713,440	—	24,518,040	—
End of period	$11,407,655	$9,713,440	$26,725,600	$24,518,040
Accumulated net investment income (loss)	$134,404	$122,961	$182,535	$(436)
____________________

(a)       Commencement of operations.

See notes to financial statements.	HSBC FAMILY OF FUNDS 81

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Asia ex-Japan Smaller		Global High Yield
	Companies Equity Fund		Bond Fund
	For the year	For the period	For the year	For the period
	ended	Nov. 11, 2014 (a)	ended	Jul. 14, 2015 (a)
	October 31,	through	October 31,	through
	2016	Oct. 31, 2015	2016	Oct. 31, 2015
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$316,607	$163,325	$408,191	$142,411
Dividends reinvested	4,001	270	7,334	1,378
Value of shares redeemed	(291,452)	—	—	—
Class A Shares capital transactions	29,156	163,595	415,525	143,789

Class I Shares:
Proceeds from shares issued	59,843	9,810,000	—	24,900,000
Dividends reinvested	164,415	19,892	989,514	285,521
Value of shares redeemed	—	—	—	—
Class I Shares capital transactions	224,258	9,829,892	989,514	25,185,521

Class S Shares:
Proceeds from shares issued	—	100,000	—	—
Dividends reinvested	1,774	213	—	—
Class S Shares capital transactions	1,774	100,213	—	—
Change in net assets resulting from capital transactions	$255,188	$10,093,700	$1,405,039	$25,329,310

SHARE TRANSACTIONS:
Class A Shares:
Issued	33,533	16,250	40,712	14,345
Reinvested	418	29	756	144
Redeemed	(33,879)	—	—	—
Change in Class A Shares	72	16,279	41,468	14,489

Class I Shares:
Issued	5,990	980,911	—	2,490,000
Reinvested	17,216	2,125	102,982	29,676
Redeemed	—	—	—	—
Change in Class I Shares	23,206	983,036	102,982	2,519,676

Class S Shares:
Issued	—	10,000	—	—
Reinvested	185	23	—	—
Change in Class S Shares	185	10,023	—	—
____________________

(a)       Commencement of operations.

82 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

			Global Equity	Euro High Yield
	Global High Income		Volatility	Bond Fund
	Bond Fund		Focused Fund	(USD Hedged)
	For the year	For the period	For the period	For the period
	ended	Jul. 14, 2015(a)	Nov. 4, 2015(a)	Jan. 19, 2016(a)
	October 31,	through	through	through
	2016	Oct. 31, 2015	Oct. 31, 2016	Oct. 31, 2016
Investment Activities:
Operations:
Net investment income/(loss)	$849,872	$239,431	$172,612	$717,663
Net realized gains/(losses) from investments	(51,313)	(125,559)	(339,267)	(36,943)
Change in unrealized appreciation/depreciation on investments	1,045,319	(319,183)	279,819	1,959,600
Change in net assets resulting from operations	1,843,878	(205,311)	113,164	2,640,320

Distributions:
Net investment income:
Class A Shares	(2,769)	(769)	(238)	(1,174)
Class I Shares	(732,511)	(213,068)	(28,041)	(299,738)
Change in net assets resulting from distributions	(735,280)	(213,837)	(28,279)	(300,912)
Change in net assets resulting from capital transactions	708,469	25,213,838	10,028,279	25,255,995
Change in net assets	1,817,067	24,794,690	10,113,164	27,595,403

Net Assets:
Beginning of period	24,794,690	—	—	—
End of period	$26,611,757	$24,794,690	$10,113,164	$27,595,403
Accumulated net investment income (loss)	$169,021	$(43,404)	$152,883	$213,210
____________________

(a)       Commencement of operations.

See notes to financial statements.	HSBC FAMILY OF FUNDS 83

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

			Global Equity	Euro High Yield
	Global High Income		Volatility	Bond Fund
	Bond Fund		Focused Fund	(USD Hedged)
	For the year	For the period	For the period	For the period
	ended	Jul. 14, 2015(a)	Nov. 4, 2015(a)	Jan. 19, 2016(a)
	October 31,	through	through	through
	2016	Oct. 31, 2015	Oct. 31, 2016	Oct. 31, 2016
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$1,047	$100,000	$100,000	$100,000
Dividends reinvested	2,598	769	238	999
Class A Shares capital transactions	3,645	100,769	100,238	100,999

Class I Shares:
Proceeds from shares issued	14,801	24,900,000	9,900,000	24,900,000
Dividends reinvested	690,079	213,069	28,041	254,996
Value of shares redeemed	(56)	—	—	—
Class I Shares capital transactions	704,824	25,113,069	9,928,041	25,154,996
Change in net assets resulting from capital transactions	$708,469	$25,213,838	$10,028,279	$25,255,995

SHARE TRANSACTIONS:
Class A Shares:
Issued	101	10,000	10,000	10,000
Reinvested	262	79	24	92
Redeemed	—	—	—	—
Change in Class A Shares	363	10,079	10,024	10,092

Class I Shares:
Issued	1,460	2,490,000	990,000	2,490,000
Reinvested	69,540	21,825	2,841	23,416
Redeemed	(5)	—	—	—
Change in Class I Shares	70,995	2,511,825	992,841	2,513,416
____________________

(a)	Commencement of operations.

84 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS DEBT FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities				Distributions					Ratios/Supplementary Data
				Net Realized									Ratio of Net	Ratio of
				and							Net		Investment	Expenses
	Net Asset	Net		Unrealized			Net Realized				Assets	Ratio of Net	Income/	to Average
	Value,	Investment		Gains/	Total from	Net	Gains from		Net Asset		at End of	Expenses to	(Loss) to	Net Assets	Portfolio
	Beginning	Income		(Losses) from	Investment	Investment	Investment	Total	Value, End	Total	Period	Average Net	Average Net	(Excluding Fee	Turnover
	of Period	(Loss)		Investments	Activities	Income	Transactions	Distributions	of Period	Return(a)	(000’s)	Assets (b)	Assets (b)	Reductions) (b)	(a)(c)
CLASS A SHARES
Year Ended October 31, 2016	$9.89	$0.35	(d)	$0.54	$0.89	$(0.49)	$—	$(0.49)	$10.29	9.36%	$463	1.07%	3.55%	3.13%	91%
Year Ended October 31, 2015	10.37	0.37	(d)	(0.42)	(0.05)	(0.43)	—	(0.43)	9.89	(0.52)%	742	1.20%	3.64%	1.84%	90%
Year Ended October 31, 2014	10.42	0.37		0.13	0.50	(0.39)	(0.16)	(0.55)	10.37	5.07%	1,195	1.20%	3.59%	1.51%	51%
Year Ended October 31, 2013	11.42	0.43		(0.74)	(0.31)	(0.47)	(0.22)	(0.69)	10.42	(2.84)%	1,042	1.20%	3.92%	1.48%	53%
Year Ended October 31, 2012	10.23	0.47		1.21	1.68	(0.49)	—	(0.49)	11.42	16.90%	482	1.20%	4.32%	1.55%	54%
CLASS I SHARES
Year Ended October 31, 2016	9.91	0.39	(d)	0.54	0.93	(0.60)	—	(0.60)	10.24	9.70%	10,409	0.70%	3.90%	2.83%	91%
Year Ended October 31, 2015	10.39	0.40	(d)	(0.41)	(0.01)	(0.47)	—	(0.47)	9.91	(0.11)%	11,267	0.85%	3.97%	1.29%	90%
Year Ended October 31, 2014	10.44	0.41		0.13	0.54	(0.43)	(0.16)	(0.59)	10.39	5.43%	40,839	0.85%	3.99%	1.16%	51%
Year Ended October 31, 2013	11.44	0.45		(0.72)	(0.27)	(0.51)	(0.22)	(0.73)	10.44	(2.52)%	41,027	0.85%	4.19%	1.13%	53%
Year Ended October 31, 2012	10.25	0.51		1.20	1.71	(0.52)	—	(0.52)	11.44	17.19%	39,751	0.85%	4.68%	1.28%	54%
CLASS S SHARES
Period Ended October 31, 2015(e)	10.40	0.41	(d)	(0.42)	(0.01)	(0.26)	—	(0.26)	10.13	(0.09)%	—	0.75%	4.06%	1.04%	90%
Year Ended October 31, 2014	10.44	0.42		0.14	0.56	(0.44)	(0.16)	(0.60)	10.40	5.64%	127	0.75%	4.09%	1.06%	51%
Year Ended October 31, 2013	11.44	0.47		(0.73)	(0.26)	(0.52)	(0.22)	(0.74)	10.44	(2.42)%	121	0.75%	4.29%	1.03%	53%
Year Ended October 31, 2012	10.25	0.52		1.20	1.72	(0.53)	—	(0.53)	11.44	17.30%	124	0.75%	4.78%	1.18%	54%

(a)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Calculated based on average shares outstanding.
(e)	Class S Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 236 days during the period from November 1, 2015 to June 24, 2015.
Amounts designated as “—” are $0.00 or round to $0.00.

See notes to financial statements.	HSBC FAMILY OF FUNDS 85

HSBC EMERGING MARKETS LOCAL DEBT FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities				Distributions						Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains/ (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets (b)	Ratio of Net Investment Income/ (Loss) to Average Net Assets (b)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions) (b)	Portfolio Turnover (a)(c)
CLASS A SHARES
Year Ended October 31, 2016	$6.76	$0.31	(d)	$0.30	$0.61	$(0.10)	$—	$(0.03)	$(0.13)	$7.24	9.45%	$152	1.04%	4.55%	2.83%	96%
Year Ended October 31, 2015	8.61	0.34	(d)	(1.90)	(1.56)	—	—	(0.29)	(0.29)	6.76	(18.46)%	154	1.20%	4.44%	1.99%	186%
Year Ended October 31, 2014	9.15	0.36	(d)	(0.54)	(0.18)	—	—	(0.36)	(0.36)	8.61	(1.91)%	291	1.20%	4.08%	1.79%	199%
Year Ended October 31, 2013	9.86	0.24		(0.69)	(0.45)	(0.19)	(0.05)	(0.02)	(0.26)	9.15	(4.60)%	1,366	1.20%	2.49%	1.69%	86%
Year Ended October 31, 2012	9.54	0.21		0.21	0.42	(0.10)	—	—	(0.10)	9.86	4.47%	2,053	1.20%	2.13%	1.94%	43%
CLASS I SHARES
Year Ended October 31, 2016	6.75	0.32	(d)	0.32	0.64	(0.10)	—	(0.03)	(0.13)	7.26	9.83%	27,433	0.65%	4.62%	2.51%	96%
Year Ended October 31, 2015	8.61	0.36	(d)	(1.90)	(1.54)	—	—	(0.32)	(0.32)	6.75	(18.14)%	14,787	0.85%	4.73%	1.65%	186%
Year Ended October 31, 2014	9.16	0.44	(d)	(0.59)	(0.15)	(0.04)	—	(0.36)	(0.40)	8.61	(1.55)%	40,581	0.85%	5.01%	1.45%	199%
Year Ended October 31, 2013	9.87	0.28		(0.70)	(0.42)	(0.22)	(0.05)	(0.02)	(0.29)	9.16	(4.25)%	29,493	0.85%	2.87%	1.34%	86%
Year Ended October 31, 2012	9.55	0.24		0.21	0.45	(0.13)	—	—	(0.13)	9.87	4.80%	30,602	0.85%	2.47%	1.62%	43%
CLASS S SHARES
Period Ended October 31, 2015(e)	8.61	0.35	(d)	(1.27)	(0.92)	—	—	(0.19)	(0.19)	7.50	(10.72)%	—	0.75%	4.51%	1.35%	186%
Year Ended October 31, 2014	9.16	0.44	(d)	(0.58)	(0.14)	(0.05)	—	(0.36)	(0.41)	8.61	(1.46)%	96	0.75%	5.05%	1.34%	199%
Year Ended October 31, 2013	9.87	0.29		(0.70)	(0.41)	(0.23)	(0.05)	(0.02)	(0.30)	9.16	(4.16)%	97	0.75%	2.97%	1.24%	86%
Year Ended October 31, 2012	9.55	0.25		0.21	0.46	(0.14)	—	—	(0.14)	9.87	4.89%	102	0.75%	2.59%	1.51%	43%

(a)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Calculated based on average shares outstanding.
(e)	Class S Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 238 days during the period from November 1, 2015 to June 26, 2015.
Amounts designated as “—” are $0.00 or round to $0.00.

86 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FRONTIER MARKETS FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Distributions					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains/ (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets at End of Period (000's)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover (c)
CLASS A SHARES
Year Ended October 31, 2016	$12.11	$0.13	$0.14	$0.27	$(0.44)	$—	$(0.44)	$11.94	2.59%	$7,069	2.18%	1.17%	2.55%	8%
Year Ended October 31, 2015	14.95	0.12	(1.81)	(1.69)	(0.09)	(1.06)	(1.15)	12.11	(11.67)%	21,756	2.20%	0.96%	2.20%	66%
Year Ended October 31, 2014	13.06	0.20	2.14	2.34	(0.05)	(0.40)	(0.45)	14.95	18.38%	44,837	2.20%	1.38%	2.24%	64%
Year Ended October 31, 2013	10.93	0.08	2.45	2.53	(0.40)	—	(0.40)	13.06	23.85%	18,342	2.20%	0.60%	2.69%	44%
Year Ended October 31, 2012	9.66	0.16	1.12	1.28	(0.01)	—	(0.01)	10.93	13.27%	1,409	2.20%	1.51%	3.79%	26%
CLASS I SHARES
Year Ended October 31, 2016	12.19	0.22	0.09	0.31	(0.48)	—	(0.48)	12.02	2.99%	42,207	1.82%	1.93%	2.20%	8%
Year Ended October 31, 2015	15.08	0.19	(1.85)	(1.66)	(0.17)	(1.06)	(1.23)	12.19	(11.42)%	120,010	1.85%	1.44%	1.86%	66%
Year Ended October 31, 2014	13.15	0.23	2.17	2.40	(0.07)	(0.40)	(0.47)	15.08	18.77%	173,616	1.85%	1.57%	1.90%	64%
Year Ended October 31, 2013	10.97	0.15	2.43	2.58	(0.40)	—	(0.40)	13.15	24.25%	70,273	1.85%	1.20%	2.38%	44%
Year Ended October 31, 2012	9.67	0.29	1.03	1.32	(0.02)	—	(0.02)	10.97	13.68%	16,375	1.85%	2.83%	2.79%	26%

(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
Amounts designated as “—” are $0.00 or round to $0.00.

See notes to financial statements.	HSBC FAMILY OF FUNDS 87

HSBC TOTAL RETURN FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Distributions					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains/ (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Net Investment Income/ (Loss) to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)(c)	Portfolio Turnover (b)(d)
CLASS A SHARES
Year Ended October 31, 2016	$10.20	$0.21	$0.14	$0.35	$(0.58)	$(0.02)	$(0.60)	$9.95	3.74%	$7,790	1.56%	2.12%	1.99%	47%
Year Ended October 31, 2015	10.36	0.05	(0.06)	(0.01)	(0.15)	—	(0.15)	10.20	(0.07)%	7,562	1.52%	0.52%	1.52%	26%
Year Ended October 31, 2014	10.13	0.04	0.41	0.45	(0.18)	(0.04)	(0.22)	10.36	4.50%	406	1.52%	0.44%	1.52%	77%
Year Ended October 31, 2013	10.32	0.10	(0.21)	(0.11)	(0.05)	(0.03)	(0.08)	10.13	(1.06)%	268	1.47%	0.94%	1.47%	64%
Period Ended October 31, 2012(e)	10.00	0.03	0.33	0.36	(0.04)	—	(0.04)	10.32	3.62%	256	1.60%	0.56%	1.61%	83%
CLASS I SHARES
Year Ended October 31, 2016	10.22	0.23	0.16	0.39	(0.58)	(0.02)	(0.60)	10.01	4.16%	64,376	1.24%	2.40%	1.37%	47%
Year Ended October 31, 2015	10.38	0.06	(0.04)	0.02	(0.18)	—	(0.18)	10.22	0.21%	1,181,045	1.13%	0.56%	1.13%	26%
Year Ended October 31, 2014	10.15	0.08	0.40	0.48	(0.21)	(0.04)	(0.25)	10.38	4.85%	1,025,926	1.17%	0.77%	1.17%	77%
Year Ended October 31, 2013	10.33	0.13	(0.20)	(0.07)	(0.08)	(0.03)	(0.11)	10.15	(0.66)%	642,545	1.18%	1.33%	1.18%	64%
Period Ended October 31, 2012(e)	10.00	0.07	0.31	0.38	(0.05)	—	(0.05)	10.33	3.82%	348,443	1.18%	1.08%	1.18%	83%
CLASS S SHARES
Year Ended October 31, 2016	10.22	0.25	0.13	0.38	(0.60)	(0.02)	(0.62)	9.98	4.14%	3	1.15%	2.55%	1.18%	47%
Year Ended October 31, 2015	10.38	0.07	(0.04)	0.03	(0.19)	—	(0.19)	10.22	0.31%	26,079	1.03%	0.65%	1.03%	26%
Year Ended October 31, 2014	10.15	0.10	0.39	0.49	(0.22)	(0.04)	(0.26)	10.38	4.94%	25,994	1.07%	0.95%	1.07%	77%
Year Ended October 31, 2013	10.33	0.18	(0.24)	(0.06)	(0.09)	(0.03)	(0.12)	10.15	(0.57)%	24,758	1.12%	1.80%	1.12%	64%
Period Ended October 31, 2012(e)	10.00	0.05	0.34	0.39	(0.06)	—	(0.06)	10.33	3.87%	104	1.15%	0.91%	1.48%	83%

(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	Commencement of operations on March 30, 2012.
Amounts designated as “—” are $0.00 or round to $0.00.

88 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC ASIA EX-JAPAN SMALLER COMPANIES EQUITY FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Distributions					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains/ (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Net Investment Income/ (Loss) to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)(c)	Portfolio Turnover (b)(d)
CLASS A SHARES
Year Ended October 31, 2016	$9.59	$0.10	$1.46	$1.56	$(0.11)	$—	$(0.11)	$11.04	16.29%	$181	1.72%	0.98%	3.88%	93%
Period Ended October 31, 2015(e)	10.00	0.10	(0.49)	(0.39)	(0.02)	—	(0.02)	9.59	(3.82)%	156	1.75%	1.03%	3.64%	146%
CLASS I SHARES
Year Ended October 31, 2016	9.62	0.15	1.45	1.60	(0.17)	—	(0.17)	11.05	16.75%	11,114	1.36%	1.55%	3.57%	93%
Period Ended October 31, 2015(e)	10.00	0.13	(0.49)	(0.36)	(0.02)	—	(0.02)	9.62	(3.49)%	9,461	1.40%	1.33%	3.38%	146%
CLASS S SHARES
Year Ended October 31, 2016	9.63	0.16	1.44	1.60	(0.18)	—	(0.18)	11.05	16.87%	113	1.30%	1.61%	3.47%	93%
Period Ended October 31, 2015(e)	10.00	0.14	(0.49)	(0.35)	(0.02)	—	(0.02)	9.63	(3.48)%	97	1.30%	1.43%	3.28%	146%

(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	Commencement of operations on November 11, 2014.
Amounts designated as “—” are $0.00 or round to $0.00.

See notes to financial statements.	HSBC FAMILY OF FUNDS 89

HSBC GLOBAL HIGH YIELD BOND FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Distributions						Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains/ (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period		Total Return(b)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Net Investment Income/ (Loss) to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)(c)	Portfolio Turnover (b)(d)
CLASS A SHARES
Year Ended October 31, 2016	$9.67	$0.41	$0.28	$0.69	$(0.39)	$—	$(0.39)	$9.97		7.37%	$558	1.15%	4.27%	1.72%	50%
Period Ended October 31, 2015(e)	10.00	0.12	(0.34)	(0.22)	(0.11)	—	(0.11)	9.67		(2.23)%	140	1.15%	4.13%	1.93%	31%
CLASS I SHARES
Year Ended October 31, 2016	9.68	0.45	0.26	0.71	(0.41)	—	(0.41)	9.98	(f)	7.68%	26,168	0.80%	4.64%	1.59%	50%
Period Ended October 31, 2015(e)	10.00	0.13	(0.34)	(0.21)	(0.11)	—	(0.11)	9.68		(2.15)%	24,378	0.80%	4.45%	1.64%	31%

(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	Commencement of operations on July 14, 2015.
(f)	The net asset value per share (“NAV”) for financial reporting purposes differs from the NAV reported due to adjustments made in accordance with accounting principles generally accepted in the United States of America.
Amounts designated as “—” are $0.00 or round to $0.00.

90 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GLOBAL HIGH INCOME BOND FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Distributions					Ratios/Supplementary Data
			Net Realized									Ratio of Net	Ratio of
			and							Net		Investment	Expenses
	Net Asset	Net	Unrealized			Net Realized				Assets	Ratio of Net	Income/	to Average
	Value,	Investment	Gains/	Total from	Net	Gains from		Net Asset		at End of	Expenses to	(Loss) to	Net Assets	Portfolio
	Beginning	Income	(Losses) from	Investment	Investment	Investment	Total	Value, End	Total	Period	Average Net	Average Net	(Excluding Fee	Turnover
	of Period	(Loss)(a)	Investments	Activities	Income	Transactions	Distributions	of Period	Return(b)	(000’s)	Assets(c)	Assets(c)	Reductions)(c)	(b)(d)
CLASS A SHARES
Year Ended October 31, 2016	$9.83	$0.30	$0.38	$0.68	$(0.27)	$—	$(0.27)	$10.24	7.04%	$107	1.15%	2.99%	1.71%	47%
Period Ended October 31, 2015(e)	10.00	0.09	(0.18)	(0.09)	(0.08)	—	(0.08)	9.83	(0.93)%	99	1.15%	2.89%	1.89%	24%
CLASS I SHARES
Year Ended October 31, 2016	9.83	0.33	0.39	0.72	(0.29)	—	(0.29)	10.26	7.43%	26,505	0.80%	3.34%	1.61%	47%
Period Ended October 31, 2015(e)	10.00	0.10	(0.18)	(0.08)	(0.09)	—	(0.09)	9.83	(0.84)%	24,696	0.80%	3.24%	1.61%	24%

(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	Commencement of operations on July 14, 2015.
Amounts designated as “—” are $0.00 or round to $0.00.

See notes to financial statements	HSBC FAMILY OF FUNDS 91

HSBC GLOBAL EQUITY VOLATILITY FOCUSED FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Distributions					Ratios/Supplementary Data
			Net Realized									Ratio of Net	Ratio of
			and							Net		Investment	Expenses
	Net Asset	Net	Unrealized			Net Realized				Assets	Ratio of Net	Income/	to Average
	Value,	Investment	Gains/	Total from	Net	Gains from		Net Asset		at End of	Expenses to	(Loss) to	Net Assets	Portfolio
	Beginning	Income	(Losses) from	Investment	Investment	Investment	Total	Value, End	Total	Period	Average Net	Average Net	(Excluding Fee	Turnover
	of Period	(Loss)(a)	Investments	Activities	Income	Transactions	Distributions	of Period	Return(b)	(000’s)	Assets(c)	Assets(c)	Reductions)(c)	(b)(d)
CLASS A SHARES
Period Ended October 31, 2016(e)	$10.00	$0.14	$(0.07)	$0.07	$(0.02)	$—	$(0.02)	$10.05	0.74%	$101	1.30%	1.40%	2.55%	41%
CLASS I SHARES
Period Ended October 31, 2016(e)	10.00	0.17	(0.06)	0.11	(0.03)	—	(0.03)	10.08	1.09%	10,012	0.95%	1.75%	2.43%	41%
(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	Commencement of operations on November 4, 2015.
Amounts designated as “—” are $0.00 or round to $0.00.

92 HSBC FAMILY OF FUNDS	See notes to financial statements

HSBC EURO HIGH YIELD BOND FUND (USD HEDGED)
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Distributions					Ratios/Supplementary Data
			Net Realized									Ratio of Net	Ratio of
			and							Net		Investment	Expenses
	Net Asset	Net	Unrealized			Net Realized				Assets	Ratio of Net	Income/	to Average
	Value,	Investment	Gains/	Total from	Net	Gains from		Net Asset		at End of	Expenses to	(Loss) to	Net Assets	Portfolio
	Beginning	Income	(Losses) from	Investment	Investment	Investment	Total	Value, End	Total	Period	Average Net	Average Net	(Excluding Fee	Turnover
	of Period	(Loss)(a)	Investments	Activities	Income	Transactions	Distributions	of Period	Return(b)	(000’s)	Assets(c)	Assets(c)	Reductions)(c)	(b)(d)
CLASS A SHARES
Period Ended October 31, 2016(e)	$10.00	$0.27	$0.77	$1.04	$(0.12)	$—	$(0.12)	$10.92	10.38%	$110	1.05%	3.20%	1.64%	20%
CLASS I SHARES
Period Ended October 31, 2016(e)	10.00	0.29	0.76	1.05	(0.12)	—	(0.12)	10.94	10.51%	27,485	0.80%	3.45%	1.51%	20%

(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued
(e)	Commencement of operations on January 19, 2016.
Amounts designated as “—” are $0.00 or round to $0.00.

See notes to financial statements	HSBC FAMILY OF FUNDS 93

HSBC FAMILY OF FUNDS
Notes to Schedules of Portfolio Investments—as of October 31, 2016

1. Organization:

The HSBC Funds (the “Trust”), a Delaware statutory trust organized on March 2, 2016, is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Effective June 24, 2016, the Funds (as defined below), which were series of HSBC Funds, a Massachusetts business trust, reorganized with and into corresponding series of the Trust (each, a “Reorganization”). The series of the Trust into which the Funds reorganized had no assets, liabilities, or operations prior to the Reorganization. Upon completion of each Reorganization, the respective share classes of each Fund assumed the performance, financial and other historical information of those of the corresponding predecessor series. As of October 31, 2016, the Trust is composed of 19 separate operational funds, each a series of the HSBC Family of Funds. The accompanying financial statements are presented for the following nine funds (individually a “Fund”, collectively the “Funds” or the “Global Funds”):

Fund	Short Name
HSBC Emerging Markets Debt Fund	Emerging Markets Debt Fund
HSBC Emerging Markets Local Debt Fund	Emerging Markets Local Debt Fund
HSBC Frontier Markets Fund	Frontier Markets Fund
HSBC Total Return Fund	Total Return Fund
HSBC Asia ex-Japan Smaller Companies Equity Fund	Asia ex-Japan Smaller Companies Equity Fund
HSBC Global High Yield Bond Fund	Global High Yield Bond Fund
HSBC Global High Income Bond Fund	Global High Income Bond Fund
HSBC Global Equity Volatility Focused Fund	Global Equity Volatility Focused Fund
HSBC Euro High Yield Bond Fund (USD Hedged)	Euro High Yield Bond Fund

Financial statements for all other funds of the Trust are published separately. The Emerging Markets Debt Fund, Emerging Markets Local Debt Fund and Total Return Fund are non-diversified funds. The Frontier Markets Fund, Asia ex-Japan Smaller Companies Equity Fund, Global High Yield Bond Fund, Global High Income Bond Fund, Global Equity Volatility Focused Fund and Euro High Yield Bond Fund are diversified funds. The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $ 0.001 per share. The share classes offered by each Fund and the maximum sales charge for Class A Shares are summarized in the following table.

		Class A Shares
	Share	Maximum
Fund	Classes Offered	Sales Charge
Emerging Markets Debt Fund	A, I, S	4.75%
Emerging Markets Local Debt Fund	A, I, S	4.75%
Frontier Markets Fund	A, I	5.00%
Total Return Fund	A, I, S	4.75%
Asia ex-Japan Smaller Companies Equity Fund	A, I, S	5.00%
Global High Yield Bond Fund	A, I	4.75%
Global High Income Bond Fund	A, I	4.75%
Global Equity Volatility Focused Fund	A, I	5.00%
Euro High Yield Bond Fund	A, I	4.75%

Each class of shares in each Fund has identical rights and privileges, except with respect to arrangements pertaining to shareholder servicing and/or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and exchange privileges of each class of shares. Effective as of April 30, 2014, the Frontier Markets Fund closed to new shareholders, subject to certain exceptions, but remains open to existing shareholders.

94       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Schedules of Portfolio Investments—as of October 31, 2016 (continued)

The Global Equity Volatility Focused Fund commenced operations on November 4, 2015 and had no operations prior to commencement. The Euro High Yield Bond Fund commenced operations on January 19, 2016 and had no operations prior to commencement.

Under the Trust’s organizational documents, the Trust’s officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust enters into contracts with its service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Trust expects the risk of loss to be remote.

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Investment Transactions and Related Income:

Investment transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount based on effective yield. Dividend income is recorded on the ex-dividend date except in the case of certain foreign securities, in which case dividends are recorded as soon as such information becomes available.

Foreign Currency Translation:

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Foreign Taxes:

Income received by the Funds from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds may be subject to foreign taxes on gains in investments or currency repatriation. The Funds accrue foreign capital gains taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest. Such tax accrual is based in part on actual and estimated realized gains. Estimated realized gains are subject to change and such change could be material. However, management’s conclusions may be subject to future review and change based on changes in, or the interpretation of, the accounting standards or tax laws and regulations.

HSBC FAMILY OF FUNDS       95

HSBC FAMILY OF FUNDS
Notes to Schedules of Portfolio Investments—as of October 31, 2016 (continued)

Restricted and Illiquid Securities:

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or another exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the Investment Adviser (as defined in Note 4) based on procedures established by the Board of Trustees (the “Board”). Therefore, not all restricted securities are considered illiquid. Disposal of these securities may involve time consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds.

Participation Notes and Participatory Notes:

The Frontier Markets Fund, Asia ex-Japan Smaller Companies Equity Fund, Global Equity Volatility Focused Fund and Euro High Yield Bond Fund may invest in participation notes or participatory notes (“P-notes”). P-notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. If the P-note were held to maturity, the issuer would pay to the purchaser the difference between the nominal value of the underlying instruments at the time of purchase and that instrument’s value at maturity. The holder of a P-note that is linked to a particular underlying security or instrument may be entitled to receive any dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. P-notes involve transaction costs. Investments in P-notes involve the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate. In addition, there can be no assurance that there will be a trading market for a P-note or that the trading price of a P-note will equal the underlying value of the security, instrument or market that it seeks to replicate. Due to liquidity and transfer restrictions, the secondary markets on which a P-note is traded may be less liquid than the market for other securities, or may be completely illiquid, which may also affect the ability of a Fund to accurately value a P-note. P-notes typically constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, which subjects a Fund that holds them to counterparty risk (and this risk may be amplified if the Fund purchases P-notes from only a small number of issuers).

Derivative Instruments:

All open derivative positions at year end are reflected on the Funds’ Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Funds, including the primary underlying risk exposure related to each instrument type.

Forward Foreign Currency Exchange Contracts:

Each Fund may enter into forward foreign currency exchange contracts. The Funds may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities, to hedge the U.S. dollar value of securities denominated in a particular currency or to enhance return. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The Funds remain subject to credit risk with respect to the amount they expect to receive from counterparties. However, the Funds have sought to mitigate these risks by generally requiring the posting of collateral to a Fund at prearranged exposure levels to cover a Fund’s exposure to the counterparty. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. Forward foreign currency exchange contracts may involve credit or market risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

96       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Schedules of Portfolio Investments—as of October 31, 2016 (continued)

During the year ended October 31, 2016, the Funds entered into forward foreign currency exchange contracts to gain exposure to certain markets and for hedging purposes. The notional amount of forward foreign currency exchange contracts outstanding as of October 31, 2016 and the monthly average notional amount for these contracts during the year ended October 31, 2016 were as follows:

	Outstanding		Monthly Average
	Notional Amount ($)		Notional Amount ($)
	Long	Short	Long	Short
Forward Foreign Currency Exchange Contracts:
Emerging Markets Debt Fund	1,841,129	(1,513,564)	1,830,598	(1,185,602)
Emerging Markets Local Debt Fund	26,490,722	(16,986,953)	15,289,070	(10,891,589)
Total Return Fund	53,217,117	(47,464,299)	354,277,679	(339,178,953)
Global High Yield Bond Fund	201,892	(9,429,722)	437,439	(6,343,368)
Global High Income Bond Fund	263,127	(12,538,450)	391,456	(8,372,558)
Euro High Yield Bond Fund	489,430	(26,872,508)	399,353	(22,024,290)

Options Contracts:

The Funds may purchase or write put and call options on securities, indices, foreign currencies and derivative instruments. When purchasing options, the Funds pay a premium which is recorded as the cost basis in the investment and which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. When an option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain or loss on the transaction. When writing options, the Funds receive a premium which is recorded as a liability and which is subsequently marked to market to reflect the current value of the option written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses.

The Funds may purchase or write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The Funds may enter into interest rate swaption agreements for hedging purposes. A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises their option. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed rate receiver or a fixed rate buyer. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in interest rates.

The Funds remain subject to credit risk with respect to the amount they expect to receive from counterparties. However, the Funds have sought to mitigate these risks by generally requiring the posting of collateral to a Fund at prearranged exposure levels to cover a Fund’s exposure to the counterparty. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. Options contracts may involve credit or market risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

The Funds did not invest in options during the year ended October 31, 2016.

Futures Contracts:

The Funds may invest in futures contracts for the purpose of hedging existing portfolio securities or securities they intend to purchase against fluctuations in fair value caused by changes in prevailing market interest conditions. Upon entering into futures contracts, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin

HSBC FAMILY OF FUNDS       97

HSBC FAMILY OF FUNDS
Notes to Schedules of Portfolio Investments—as of October 31, 2016 (continued)

deposit). Subsequent payments, known as “variation margin”, are made or received each day, depending on the daily fluctuations in the fair value of the underlying security. The Funds recognize an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the amounts reflected on the Statements of Assets and Liabilities as variation margin. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Funds and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. During the year ended October 31, 2016, the Emerging Markets Debt Fund and the Total Return Fund invested in futures contracts to gain exposure to certain markets and for hedging purposes. The gross notional amount of futures contracts outstanding as of October 31, 2016, and the monthly average notional amount for these contracts for the year ended October 31, 2016 were as follows:

	Outstanding	Monthly Average
	Notional Amount ($)	Notional Amount ($)
Futures Contracts:
Emerging Markets Debt Fund	—	191,167
Total Return Fund	1,814,750	8,204,977

Swap Agreements:

The Funds may enter into swap contracts in accordance with their investment objectives and policies. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term specified index includes currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices.

The Funds will usually enter into swaps on a net basis, which means that the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument with a Fund receiving or paying only the net amount of the two returns. Upfront receipts and payments are recorded as a liability or asset, respectively. These upfront receipts and payments are amortized to gains or losses over the life of the swap agreement. Until a swap agreement is settled in cash, the gain or loss on the notional amount and the difference between periodic payments made and received by the Fund on the notional amount, is recorded as “unrealized appreciation or depreciation on swap agreements” and, when cash is exchanged, the gain or loss realized is recorded as “realized gains or losses on swap agreements”. A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty are generally collateralized by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities or by pledging such securities as collateral.

Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional amount and are subject to interest rate risk exposure. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index and are subject to

98 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Schedules of Portfolio Investments—as of October 31, 2016 (continued)

credit risk exposure. The maximum potential amount of future payments that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding for which a Fund is the seller of protection are disclosed in the Schedules of Portfolio Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

The Funds remain subject to credit risk with respect to the amount they expect to receive from counterparties. However, the Funds have sought to mitigate these risks by generally requiring the posting of collateral to a Fund at pre-arranged exposure levels to cover a Fund’s exposure to the counterparty. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. Swap agreements may involve credit or market risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

During the year ended October 31, 2016, the Emerging Markets Local Debt Fund and the Total Return Fund entered into interest rate swap agreements to manage their exposure to interest rates and as a substitute for investing directly in securities. The Emerging Markets Debt Fund, Total Return Fund, Global High Yield Bond Fund and Global High Income Bond Fund entered into credit default swap agreements primarily to manage and/or gain exposure to credit risk. The notional amount of swap agreements outstanding as of October 31, 2016 and the monthly average notional amount for these agreements during the year ended October 31, 2016 were as follows:

	Outstanding	Monthly Average
	Notional Amount ($)	Notional Amount ($)
Interest Rate Swap Agreements:
Emerging Markets Local Debt Fund	9,311,585	7,181,349
Total Return Fund	24,235,089	33,535,464

	Outstanding		Monthly Average
	Notional Amount ($)		Notional Amount ($)
	Buy	Sell	Buy	Sell
	Protection	Protection	Protection	Protection
Credit Default Swap Agreements:
Emerging Markets Debt Fund	1,249,000	(2,479,000)	663,333	(1,609,917)
Total Return Fund	16,392,000	(11,100,000)	54,052,653	(50,500,000)
Global High Yield Bond Fund	—	(1,325,000)	—	(770,833)
Global High Income Bond Fund	—	(660,000)	—	(165,000)

HSBC FAMILY OF FUNDS 99

HSBC FAMILY OF FUNDS
Notes to Schedules of Portfolio Investments—as of October 31, 2016 (continued)

Summary of Derivative Instruments:

The following is a summary of the fair values of derivative instruments on the Statements of Assets and Liabilities, categorized by risk exposure, as of October 31, 2016:

	Assets			Liabilities
	Unrealized			Unrealized
	Appreciation			Depreciation
	on Forward			on Forward
	Foreign	Variation		Foreign	Variation
	Currency	Margin	Swap	Currency	Margin	Swap
	Exchange	on Futures	Agreements	Exchange	on Futures	Agreements
Fund	Contracts ($)	Contracts ($)*	at Value ($)*	Contracts ($)	Contracts ($)*	at Value ($)*
Foreign Exchange Rate Risk Exposure:
Emerging Markets Debt Fund	44,001	—	—	33,144	—	—
Emerging Market Local Debt Fund	706,491	—	—	552,411	—	—
Total Return Fund	1,641,201	—	—	917,077	—	—
Global High Yield Bond Fund	94,692	—	—	15,466	—	—
Global High Income Bond Fund	120,198	—	—	20,141	—	—
Euro High Yield Bond Fund	592,981		—	26,422	—	—

Credit Contracts Risk Exposure:
Emerging Markets Debt Fund	—	—	65,337	—	—	116,308
Total Return Fund	—	—	362,028	—	—	184,493
Global High Yield Bond Fund	—	—	45,557	—	—	20,584
Global High Income Bond Fund	—	—	—	—	—	40,797

Interest Rate Risk Exposure:
Emerging Market Local Debt Fund	—	—	30,614	—	—	101,018
Total Return Fund	—	—	106,898	—	11,838	307,605
____________________

*	Total fair value is presented by Primary Risk Exposure. For forward currency contracts, such amounts represent the appreciation (for asset derivatives) or depreciation (for liability derivatives). For futures contracts, the amounts represent their cumulative appreciation/depreciation, which includes movements of variation margin. Centrally cleared swaps are reported at value, which includes movements of variation margin.

100 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Schedules of Portfolio Investments—as of October 31, 2016 (continued)

The following is a summary of the effect of derivative instruments on the Statements of Operations, categorized by risk exposure, for the year ended October 31, 2016:

				Net Change in Unrealized
				Appreciation/Depreciation
	Realized Gain (Loss) on Derivatives			on Derivatives Recognized
	Recognized as a Result from Operations			as a Result from Operations
	Net Realized
	Gains (Losses)	Net Realized	Net Realized	Change in
	from Forward	Gains (Losses)	Gains (Losses)	Unrealized
	Foreign Currency	from Futures	from Swap	Appreciation/Depreciation
Fund	Exchange Contracts ($)	Contracts ($)	Agreements ($)	on Investments ($)
Foreign Exchange Rate Risk Exposure:
Emerging Markets Debt Fund	12,234	—	—	12,221
Emerging Market Local Debt Fund	(383,579)	—	—	505,002
Total Return Fund	(1,944,325)	—	—	(1,338,724)
Global High Yield Bond Fund	28,752	—	—	5,520
Global High Income Bond Fund	69,690	—	—	(22,507)
Euro High Yield Bond Fund	(101,614)	—	—	566,559

Credit Contracts Risk Exposure:
Emerging Markets Debt Fund	—	—	24,916	(6,852)
Total Return Fund	—	—	(3,217,394)	4,286,723
Global High Yield Bond Fund	—	—	24,536	66,774
Global High Income Bond Fund	—	—	630	2,697

Interest Rate Risk Exposure:
Emerging Markets Debt Fund	—	7,908	—	(666)
Emerging Market Local Debt Fund	—	—	(35,088)	(2,326)
Total Return Fund	—	728,227	(2,044,237)	281,628

The Funds are generally subject to master netting arrangements that allow for amounts owed between each Fund and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting arrangements do not apply to amounts owed to/from different counterparties. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to legally enforceable master netting arrangements in the Statements of Assets and Liabilities. The tables below present the gross and net amounts of the assets and liabilities with any offsets to reflect the Funds’ ability to reflect the master netting arrangements at October 31, 2016 in the Statement of Assets and Liabilities.

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Notes to Schedules of Portfolio Investments—as of October 31, 2016 (continued)

As of October 31, 2016, each Fund’s derivative assets and liabilities by type are as follows:

	Emerging Markets		Emerging Markets
	Debt Fund		Local Debt Fund		Total Return Fund
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$—	$—	$—	$—	$1,094	$—
Forward currency contracts	44,001	33,144	706,491	552,412	1,641,201	917,077
Swap agreements	65,337	116,308	30,614	101,018	468,926	492,098
Total derivative assets and
liabilities in the Statement of
Assets and Liabilities	109,338	149,452	737,105	653,430	2,111,221	1,409,175
Derivative asset and liabilities
not subject to a master
netting agreement or similar
agreement (“MNA”)	—	—	—	—	(1,094)	—
Total assets and liabilities
subject to a MNA	$109,338	$149,452	$737,105	$653,430	$2,110,127	$1,409,175

	Global High Yield		Global High Income		Euro High Yield
	Bond Fund		Bond Fund		Bond Fund
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Forward currency contracts	$94,692	$15,466	$120,198	$20,141	$592,981	$26,422
Swap agreements	—	20,584	—	40,797	—	—
Total derivative assets and liabilities in the
Statement of Assets and Liabilities	94,692	36,050	120,198	60,938	592,981	26,422
Derivative asset and liabilities not subject
to a master netting agreement or similar
agreement (“MNA”)	—	—	—	—	—	—
Total assets and liabilities subject to a MNA	$94,692	$36,050	$120,198	$60,938	$592,981	$26,422

102 HSBC FAMILY OF FUNDS

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Notes to Schedules of Portfolio Investments—as of October 31, 2016 (continued)

The following table represents each Fund’s derivative assets by counterparty net of amounts available for offset under a master netting arrangement and net of the related collateral received by each Fund as of October 31, 2016:

	Derivative Assets	Derivatives	Non-cash
	Subject to a MNA	Available	Collateral	Cash Collateral	Net Amount of
Counterparty	by Counterparty	for Offset	Received (a)	Received (a)	Derivative Assets
Emerging Markets Debt Fund:
Bank of America	$7,943	$—	$—	$—	$7,943
Barclays Bank PLC	60,114	(18,122)	—	—	41,992
Credit Suisse	25,468	(25,468)	—	—	—
Goldman Sachs	492	—	—	—	492
JPMorgan Chase	71	(71)	—	—	—
Standard Chartered Bank	2,744	(2,744)	—	—	—
UBS AG	12,506	(4,487)	—	—	8,019
Total	$109,338	$(50,892)	$—	$—	$58,446
Emerging Markets Local Debt Fund:
Barclays Bank PLC	$465,551	$(328,593)	$—	$—	$136,958
Credit Suisse	65,643	(38,662)	—	—	26,981
Goldman Sachs	24,082	(24,082)	—	—	—
JPMorgan Chase	28,119	(28,119)	—	—	—
Morgan Stanley	11,139	(1,854)	—	—	9,285
Standard Chartered Bank	36,634	(36,634)	—	—	—
UBS AG	105,937	(105,937)	—	—	—
Total	$737,105	$(563,881)	$—	$—	$173,224
Total Return Fund:
Barclays Bank PLC	$795,167	$(403,317)	$—	$(280,000)	$111,850
Credit Suisse	515,813	(403,386)	—	—	112,427
Goldman Sachs	147	(147)	—	—	—
JPMorgan Chase	25,431	(25,431)	—	—	—
Morgan Stanley	4,283	—	—	—	4,283
Standard Chartered Bank	490,539	(323,539)	—	(167,000)	—
UBS AG	278,747	(133,802)	(81,945)	(63,000)	—
Total	$2,110,127	$(1,289,622)	$(81,945)	$(510,000)	$228,560
Global High Yield Bond Fund:
Bank of America	$317	$(317)	$—	$—	$—
Goldman Sachs	884	(884)	—	—	—
UBS AG	93,491	(13,045)	—	—	80,446
Total	$94,692	$(14,246)	$—	$—	$80,446
Global High Income Bond Fund:
Bank of America	$739	$(739)	$—	$—	$—
Goldman Sachs	2,004	(2,004)	—	—	—
UBS AG	117,455	(17,327)	—	—	100,128
Total	$120,198	$(20,070)	$—	$—	$100,128
Euro High Yield Bond Fund:
Royal Bank of Canada	$592,981	$—	$—	$(592,981)	$—
Total	$592,981	$—	$—	$(592,981)	$—
____________________

(a)	The actual collateral received may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statement of Assets and Liabilities.

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Notes to Schedules of Portfolio Investments—as of October 31, 2016 (continued)

The following table represents each Fund’s derivative liabilities by counterparty net of amounts available for offset under a master netting arrangement and net of the related collateral pledged by each Fund as of October 31, 2016:

	Derivative Liabilities	Derivatives	Non-cash
	Subject to a MNA	Available	Collateral	Cash Collateral	Net Amount of
Counterparty	by Counterparty	for Offset	Pledged (a)	Pledged (a)	Derivative Liabilities
Emerging Markets Debt Fund:
Barclays Bank PLC	$18,122	$(18,122)	$—	$—	$—
Credit Suisse	106,916	(25,468)	—	—	81,448
JPMorgan Chase	14,242	(71)	—	—	14,171
Standard Chartered Bank	5,685	(2,744)	—	—	2,941
UBS AG	4,487	(4,487)	—	—	—
Total	$149,452	$(50,892)	$—	$—	$98,560
Emerging Markets Local Debt Fund:
Barclays Bank PLC	$328,593	$(328,593)	$—	$—	$—
Credit Suisse	38,662	(38,662)	—	—	—
Goldman Sachs	39,161	(24,082)	—	—	15,079
JPMorgan Chase	71,987	(28,119)	—	—	43,868
Morgan Stanley	1,854	(1,854)	—	—	—
Standard Chartered Bank	47,708	(36,634)	—	(11,074)	—
UBS AG	125,465	(105,937)	—	—	19,528
Total	$653,430	$(563,881)	$—	$(11,074)	$78,475
Total Return Fund:
Barclays Bank PLC	$403,317	$(403,317)	$—	$—	$—
Credit Suisse	403,386	(403,386)	—	—	—
Goldman Sachs	23,174	(147)	—	—	23,027
JPMorgan Chase	121,957	(25,431)	—	(20,000)	76,526
Standard Chartered Bank	323,539	(323,539)	—	—	—
UBS AG	133,802	(133,802)	—	—	—
Total	$1,409,175	$(1,289,622)	$—	$(20,000)	$99,553
Global High Yield Bond Fund:
Bank of America	$21,771	$(317)	$—	$—	$21,454
Goldman Sachs	1,234	(884)	—	—	350
UBS AG	13,045	(13,045)	—	—	—
Total	$36,050	$(14,246)	$—	$—	$21,804
Global High Income Bond Fund:
Bank of America	$40,797	$(739)	$—	$—	$40,058
Goldman Sachs	2,814	(2,004)	—	—	810
UBS AG	17,327	(17,327)	—	—	—
Total	$60,938	$(20,070)	$—	$—	$40,868
Euro High Yield Bond Fund:
Credit Agricole	$6,993	$—	$—	$—	$6,993
Societe Generale	19,429	—	—	—	19,429
Total	$26,422	$—	$—	$—	$26,422
____________________

(a)	The actual collateral pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statement of Assets and Liabilities.

104 HSBC FAMILY OF FUNDS

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Notes to Schedules of Portfolio Investments—as of October 31, 2016 (continued)

Pursuant to each Fund’s ISDA Master Agreement for trading over-the-counter derivatives (“ISDA”), each Fund must notify counterparties if its net asset value declines below a predetermined level over specified periods. In the event a Fund’s net asset value declines below one of the predetermined levels, the decline may trigger an Additional Termination Event under the ISDA (“NAV Decline Trigger Event”) whereby each counterparty would have the right to declare an Early Termination Date, terminate the ISDA, and close-out all outstanding derivatives positions according to the close-out procedures of the ISDA. Pursuant to the terms of the ISDA, following a NAV Decline Trigger Event, counterparties may agree to waive their right to declare an Early Termination Date and thereby waive their right to terminate the ISDA and close-out any outstanding derivatives positions.

In addition to the provisions relating to Additional Termination Events, under the terms of the Credit Support Annex to the ISDA, parties to an ISDA are required to post collateral to the other party if any of their derivatives positions are in a position of net liability. If either party fails to post required collateral and such failure is not remedied following subsequent notice, the failure to post collateral may be an Additional Termination Event and the other party may declare an Early Termination Event, terminate the ISDA, and close out any outstanding derivatives position. As of October 31, 2016, for derivatives positions where the Funds were in a position of net liability, the balance of any collateral posted is included in the Statement of Assets and Liabilities.

Allocations:

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the applicable series within the Trust in relation to the net assets of each fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Distributions to Shareholders:

Dividends to shareholders from net investment income, if any, are declared and distributed monthly in the case of the Funds except for the Frontier Markets Fund, Asia ex-Japan Smaller Companies Equity Fund and Global Equity Volatility Focused Fund, which distribute annually. Distributions from net realized gains, if any, are declared and paid at least annually by the Funds. Additional distributions are also made to the Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net realized gains of regulated investment companies.

Federal Income Taxes:

Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company’’ under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken. Management’s conclusions may be subject to future review based on changes in, or interpretation of, accounting standards or tax laws and regulations.

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Notes to Schedules of Portfolio Investments—as of October 31, 2016 (continued)

3. Investment Valuation Summary

The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The Funds’ investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

●	Level 1: quoted prices in active markets for identical assets
●	Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3: significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued at the bid price as of the time net asset value is determined on the basis of valuations furnished by a pricing service, the use of which has been approved by the Funds’ Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and matrix techniques. Those matrix techniques take into account appropriate factors such as the institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue and trading characteristics other than market data. Because quoted prices on exchanges or over-the-counter prices are believed to reflect more accurately the fair value of such securities, matrix valuations are typically categorized as Level 2 in the fair value hierarchy.

Exchange traded, domestic equity securities are valued at the last sale price on a national securities exchange, or in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market and are typically categorized as Level 1 in the fair value hierarchy.

Exchange traded, foreign equity securities are valued in the appropriate currency on the last quoted sale price, or in the absence of recorded sales, at the readily available closing bid price on such exchange. If no sale is available because the country is on holiday the previous day’s last quoted sales price would be utilized. These securities are typically categorized as Level 1 in the fair value hierarchy. Foreign equity securities that are not exchange traded are valued in the appropriate currency at the average of the quoted bid and asked prices in the over-the-counter market and are typically categorized as Level 2 in the fair value hierarchy.

Rights and warrants are valued at the last sales price on a national securities exchange. If these instruments are not scheduled to trade for a certain period they are generally valued intrinsically based on the terms of the issuance and the price of the underlying security. The time value of the warrants may also be considered by the Advisor. These instruments are typically categorized as Level 1 in the fair value hierarchy unless intrinsic value is used then would be categorized as Level 2 in the fair value hierarchy.

P-notes are valued by taking the last sales price of the underlying security on its primary exchange. In the absence of a recorded sale on the underlying security the readily available closing bid price on such exchange will be used. If no sale is available because the country is on holiday the previous day’s last quoted sales price would be utilized. All local prices will be converted to U.S. dollars using the foreign currency exchange rate as of the close of regular trading on the New York Stock Exchange. These instruments are typically categorized as Level 2 in the fair value hierarchy.

Mutual funds are valued at their net asset values, as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Exchange traded futures contracts and options contracts are valued at their settlement price on the exchange on which they are traded and are typically categorized as Level 1 in the fair value hierarchy.

106       HSBC FAMILY OF FUNDS

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Notes to Schedules of Portfolio Investments—as of October 31, 2016 (continued)

Forward foreign currency exchange contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the prevailing forward rates and converted to U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as of the close of regular trading on the New York Stock Exchange, as provided by an approved pricing service, and are typically categorized as Level 2 in the fair value hierarchy. Non-exchange traded derivatives, such as swaps and options, are generally valued by using a valuation provided by an approved independent pricing service and are typically categorized as Level 2 in the fair value hierarchy.

Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event or otherwise, are valued pursuant to procedures adopted by the Trust’s Board (“Procedures”). Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. Examples of potentially significant events that could affect the value of an individual security and thus require pricing under the Procedures include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation. Examples of potentially significant events that could affect multiple securities held by a Fund include governmental actions, natural disasters, and armed conflicts. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s net asset value (“NAV”) that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing. The prices used by a Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

In addition, if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Funds’ NAV is calculated, such securities may be valued using fair value pricing in accordance with procedures adopted by the Board. Management identifies possible fluctuations in foreign securities by monitoring the rise or fall in the value of a designated benchmark index. In the event of a rise or fall greater than predetermined levels, the Funds may use a systematic valuation model provided by an independent third party to value its foreign securities, rather than local market closing prices. When a Fund uses such a valuation model, the value assigned to the Fund’s foreign securities may not be the quoted or published prices of the investment on their primary markets or exchanges and are typically categorized as Level 2 in the fair value hierarchy. The valuation of these securities may represent a transfer between Levels 1 and 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the Funds to a significant extent.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust’s policy is to disclose transfers between fair value hierarchy levels based on valuations at the end of the reporting period. There were no transfers from Level 1 to Level 2 during the year ended October 31, 2016.

There were, however, transfers from Level 2 to Level 1 as of October 31, 2016. On October 31, 2015, the fund shown below had securities that were fair valued pursuant to procedures approved by the Trust’s Board that were valued based upon quoted prices in active markets for identical securities on October 31, 2016.

Transfers from
Fund	Level 2 to Level 1
Asia ex-Japan Smaller Companies Equity Fund	$130,904

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Notes to Schedules of Portfolio Investments—as of October 31, 2016 (continued)

The following is a summary of the valuation inputs used as of October 31, 2016 in valuing the Funds’ investments based upon the three levels defined above. The breakdown of country descriptions is disclosed in the Schedule of Portfolio Investments for each Fund:

	LEVEL 1 ($)	LEVEL 2 ($)	LEVEL 3 ($)	Total ($)
Emerging Markets Debt Fund
Investment Securities:
Yankee Dollars	—	8,805,715	—	8,805,715
Corporate Bonds	—	98,663	—	98,663
Investment Company	1,348,723	—	—	1,348,723
U.S. Treasury Obligation	—	601,788	—	601,788
Total Investment Securities	1,348,723	9,506,166	—	10,854,889
Other Financial Instruments: (a)
Credit Default Swaps	—	(50,971)	—	(50,971)
Forward Currency Contracts	—	10,857	—	10,857
Total Investments	1,348,723	9,466,052	—	10,814,775

Emerging Markets Local Debt Fund
Investment Securities:
Foreign Bonds	—	18,153,060	—	18,153,060
Investment Company	8,102,676	—	—	8,102,676
Total Investment Securities	8,102,676	18,153,060	—	26,255,736
Other Financial Instruments: (a)
Interest Rate Swaps	—	(70,404)	—	(70,404)
Forward Currency Contracts	—	154,079	—	154,079
Total Investments	8,102,676	18,236,735	—	26,339,411

Frontier Markets Fund
Investment Securities:
Common Stocks	44,897,490	—	—	44,897,490
Convertible Corporate Bonds	—	173,060	—	173,060
Participatory Notes	—	4,330,590	—	4,330,590
Total Investment Securities	44,897,490	4,503,650	—	49,401,140

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Notes to Schedules of Portfolio Investments—as of October 31, 2016 (continued)

	LEVEL 1 ($)	LEVEL 2 ($)	LEVEL 3 ($)	Total ($)
Total Return Fund
Investment Securities:
Foreign Bonds	—	8,439,746	—	8,439,746
Yankee Dollars	—	31,010,274	—	31,010,274
Corporate Bonds	—	1,764,413	—	1,764,413
Investment Company	12,171,897	—	—	12,171,897
U.S. Treasury Obligations	—	18,212,537	—	18,212,537
Total Investment Securities	12,171,897	59,426,970	—	71,598,867
Other Financial Instruments: (a)
Futures Contracts	(11,838)	—	—	(11,838)
Interest Rate Swaps	—	(200,707)	—	(200,707)
Credit Default Swaps	—	177,535	—	177,535
Forward Currency Contracts	—	724,124	—	724,124
Total Investments	12,160,059	60,127,922	—	72,287,981

Asia ex-Japan Smaller Companies
Equity Fund
Investment Securities:
Common Stocks	10,100,930	—	—	10,100,930
Exchange-Traded Funds	1,144,803	—	—	1,144,803
Investment Company	26,455	—	—	26,455
Total Investment Securities	11,272,188	—	—	11,272,188

Global High Yield Bond Fund
Investment Securities:
Foreign Bonds	—	4,043,609	—	4,043,609
Yankee Dollars	—	4,893,304	—	4,893,304
Corporate Bonds	—	13,808,494	—	13,808,494
Investment Company	3,299,021	—	—	3,299,021
Total Investment Securities	3,299,021	22,745,407	—	26,044,428
Other Financial Instruments: (a)
Credit Default Swaps	—	(20,584)	—	(20,584)
Centrally Cleared Credit
Default Swaps	—	45,557	—	45,557
Forward Currency Contracts	—	79,226	—	79,226
Total Investments	3,299,021	22,849,606	—	26,148,627

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Notes to Schedules of Portfolio Investments—as of October 31, 2016 (continued)

	LEVEL 1 ($)	LEVEL 2 ($)	LEVEL 3 ($)	Total ($)
Global High Income Bond Fund
Investment Securities:
Foreign Bonds	—	5,327,533	—	5,327,533
Yankee Dollars	—	8,257,516	—	8,257,516
Corporate Bonds	—	10,449,513	—	10,449,513
Exchange Traded Fund	154,286	—	—	154,286
Investment Company	1,473,489	—	—	1,473,489
U.S. Treasury Obligations	—	195,591	—	195,591
Total Investment Securities	1,627,775	24,230,153	—	25,857,928
Other Financial Instruments: (a)
Credit Default Swaps	—	(40,797)	—	(40,797)
Forward Currency Contracts	—	100,057	—	100,057
Total Investments	1,627,775	24,289,413	—	25,917,188

Global Equity Volatility Focused Fund
Investment Securities:
Common Stocks	9,946,489	—	—	9,946,489
Investment Company	147,013	—	—	147,013
Total Investment Securities	10,093,502	—	—	10,093,502

Euro High Yield Bond Fund
Investment Securities:
Foreign Bonds	—	23,479,626	—	23,479,626
Corporate Bonds	—	1,292,786	—	1,292,786
Yankee Dollar	—	206,500	—	206,500
Investment Company	1,836,388	—	—	1,836,388
Total Investment Securities	1,836,388	24,978,912	—	26,815,300
Other Financial Instruments: (a)
Forward Currency Contracts	—	566,559	—	566,559
Total Investments	1,836,388	25,545,471	—	27,381,859
____________________

(a)	Other financial instruments would include any derivative instruments, such as futures and forward foreign currency contracts, which are valued at the unrealized appreciation/(depreciation) on the instrument and swap agreements, which are valued at fair value.

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Notes to Schedules of Portfolio Investments—as of October 31, 2016 (continued)

4. Related Party Transactions and Other Agreements and Plans:

Investment Management:

HSBC Global Asset Management (USA) Inc. (“HSBC’’ or the “Investment Adviser’’), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Funds. As Investment Adviser, HSBC manages the investments of the Funds and continuously reviews, supervises and administers the Funds’ investments pursuant to an Investment Advisory Contract. For its services in this capacity, HSBC receives a fee from each Fund, accrued daily and paid monthly, based on the average daily net assets of each respective Fund, at annual rate of:

Fund	Fee Rate(%)
Emerging Markets Debt Fund	0.50
Emerging Markets Local Debt Fund	0.50
Frontier Markets Fund	1.25
Total Return Fund	0.85
Asia ex-Japan Smaller Companies Equity Fund	1.00
Global High Yield Bond Fund	0.65
Global High Income Bond Fund	0.65
Global Equity Volatility Focused Fund	0.75
Euro High Yield Bond Fund	0.65

HSBC Global Asset Management (UK) Limited (“AMEU”) acts as sub-adviser to the Frontier Markets Fund and the Global Equity Volatility Focused Fund. AMEU receives a fee, accrued daily and paid monthly, based on average daily net assets of the Frontier Market Fund and the Global Equity Volatility Focused Fund at an annual rate of 0.625% and 0.375%, respectively, from the fees paid to the Investment Adviser.

HSBC Global Asset Management (Hong Kong) Limited (“AMHK”) acts as sub-adviser to the Asia ex-Japan Smaller Companies Equity Fund. AMHK receives a fee, accrued daily and paid monthly, based on average daily net assets of the Asia ex-Japan Smaller Companies Equity Fund at an annual rate of 0.50% from the fees paid to the Investment Adviser.

HSBC Global Asset Management (France) (“AMFR”) acts as sub-adviser to the Euro High Yield Bond Fund. AMFR receives a fee, accrued daily and paid monthly, based on average daily net assets of the Fund at an annual rate of 0.325% from the fees paid to the Investment Adviser.

HSBC also provides support services to the Funds pursuant to a Support Services Agreement. For its services in this capacity, HSBC is entitled to a fee, accrued daily and paid monthly, based on the average daily net assets of Class A Shares and Class I Shares, at an annual rate of:

	Class A	Class I
	Fee Rate(%)	Fee Rate(%)
Emerging Markets Debt Fund	0.20	0.10
Emerging Markets Local Debt Fund	0.20	0.10
Frontier Markets Fund	0.20	0.10
Total Return Fund	0.20	0.10
Asia ex-Japan Smaller Companies Equity Fund	0.20	0.10
Global High Yield Bond Fund	0.10	—
Global High Income Bond Fund	0.10	—
Global Equity Volatility Focused Fund	0.10	—
Euro High Yield Bond Fund	0.10	—

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Notes to Schedules of Portfolio Investments—as of October 31, 2016 (continued)

Effective July 1, 2016, HSBC agreed to waive its Support Services Fees for the Class I Shares of the Emerging Markets Debt Fund, Emerging Markets Local Debt Fund, Frontier Markets Fund, Total Return Fund and Asia ex-Japan Smaller Companies Equity Fund. HSBC also voluntarily agreed to waive 0.10% of its Support Services Fee for the Class A Shares of those Funds.

Administration:

HSBC serves the Funds as Administrator. Effective April 1, 2016, under the terms of the Administration Agreement, HSBC receives from the Funds (as well as other funds in the Trust combined) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0400
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0265
In excess of $50 billion	0.0245

Prior to April 1, 2016, for these services, HSBC received from the Funds (as well as other funds in the Trust combined) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trust. For the year ended October 31, 2016, the effective annualized rate was 0.04%, prior to any fee waivers or expense reimbursements, based on the average daily net assets of the Trust. The total administration fee paid to HSBC is allocated to each series based upon its proportionate share of the aggregate net assets of the Trust, subject to certain allocations in cases where one fund invests some or all of its assets in another fund.

Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi’’), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trust’s Sub-Administrator, subject to the general supervision by the Trust’s Board and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new funds, minus 0.02% which is retained by HSBC.

Under a Compliance Services Agreement between the Trust and Citi (the “CCO Agreement’’), Citi makes an employee available to serve as the Trust’s Chief Compliance Officer (the “CCO’’). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trust’s compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trust paid Citi $304,597 for the year ended October 31, 2016, plus reimbursement of certain out of pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Services.’’ Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

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Notes to Schedules of Portfolio Investments—as of October 31, 2016 (continued)

Distribution Arrangements:

Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trust as Distributor (the “Distributor”). The Trust, on behalf of certain Funds, has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan”) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25% of the average daily net assets of Class A Shares (currently not being charged). For the year ended October 31, 2016, Foreside, as Distributor, also received $64,049 in commissions from sales of Trust, of which $97 was reallocated to HSBC-affiliated brokers and dealers.

Shareholder Servicing:

The Trust has adopted a Shareholder Services Plan, which provides for payments to shareholder servicing agents for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.25% of the average daily net assets of Class A Shares. The fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan may not exceed, in the aggregate, 0.50% annually of each Fund’s average daily net assets of Class A Shares.

The Trust has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Funds will pay all or a portion of such fees earned to financial intermediaries for performing such services.

Fund Accounting and Transfer Agency:

Citi provides fund accounting services for each Fund. As fund accountant, Citi receives an annual fee per Fund and share class, subject to certain minimums and reimbursement of certain expenses. Citi receives additional fees paid by the Trust for regulatory administration services and money market fund reporting services. Effective July 16, 2016, the transfer agency services were converted from FIS Investor Services, LLC (“FIS”) (formerly SunGard Investor Services LLC) to Boston Financial Data Services, Inc. (“BFDS”) under a separate transfer agency services agreement. As transfer agent, BFDS receives a fee based on the number of funds and shareholder accounts, subject to certain minimums, and reimbursement of certain expenses. Prior to July 16, 2016 transfer agent services were provided under the terms of a separate transfer agency services agreement with Citi. Citi’s rights and obligations under the transfer agency services agreement, in turn, were assigned to FIS. As transfer agent, FIS received a fee based on the number of funds and shareholder accounts, subject to certain minimums, reductions associated with services provided to new funds and reimbursement of certain expenses.

Independent Trustees:

The Trust pays an annual retainer to each Independent Trustee, plus additional annual retainers to each Committee Chair and the Chairman of the Board. The Independent Trustees also receive a fee for each regular, special in-person, and telephonic meeting of the Board of Trustees attended. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Trust and are presented in the Statements of Operations.

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Notes to Schedules of Portfolio Investments—as of October 31, 2016 (continued)

Fee Reductions:

The Investment Adviser has agreed to contractually limit through March 1, 2017, (June 30, 2017 with respect to the Emerging Markets Debt Fund and the Emerging Markets Local Debt Fund), the total annual expenses, exclusive of interest, taxes, brokerage commissions, extraordinary expenses, and estimated indirect expenses attributable to the Funds’ investments in investment companies, of the Funds. Each Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows:

		Contractual
Fund	Class	Expense Limitations(%)
Emerging Markets Debt Fund	A	0.85
Emerging Markets Debt Fund	I	0.50
Emerging Markets Debt Fund	S	0.40
Emerging Markets Local Debt Fund	A	0.85
Emerging Markets Local Debt Fund	I	0.50
Emerging Markets Local Debt Fund	S	0.40
Frontier Markets Fund	A	2.20
Frontier Markets Fund	I	1.85
Total Return Fund	A	1.60
Total Return Fund	I	1.25
Total Return Fund	S	1.15
Asia ex-Japan Smaller Companies Equity Fund	A	1.75
Asia ex-Japan Smaller Companies Equity Fund	I	1.40
Asia ex-Japan Smaller Companies Equity Fund	S	1.30
Global High Yield Bond Fund	A	1.15
Global High Yield Bond Fund	I	0.80
Global High Income Bond Fund	A	1.15
Global High Income Bond Fund	I	0.80
Global Equity Volatility Focused Fund	A	1.30
Global Equity Volatility Focused Fund	I	0.95
Euro High Yield Bond Fund	A	1.05
Euro High Yield Bond Fund	I	0.80

Prior to June 30, 2016, the contractual expense limitation for Class A, Class I and Class S Shares of Emerging Markets Debt Fund and Emerging Markets Local Debt Fund was 1.20%, 0.85% and 0.75%, respectively.

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Notes to Schedules of Portfolio Investments—as of October 31, 2016 (continued)

Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the respective Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. During the year ended October 31, 2016, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of October 31, 2016, the repayments that may potentially be made by the Funds are as follows:

	2019($)	2018($)	2017($)	Total($)
Emerging Markets Debt Fund	224,310	144,542	133,012	501,864
Emerging Markets Local Debt Fund	304,244	260,390	202,644	767,278
Frontier Markets Fund	246,274	24,057	68,988	339,319
Total Return	342,401	—	—	342,401
Asia ex-Japan Smaller Companies
Equity Fund	223,130	195,564	—	418,694
Global High Yield Bond Fund	195,535	61,706	—	257,241
Global High Income Bond Fund	205,446	59,476	—	264,922
Global Equity Volatility Focused Fund	146,695	—	—	146,695
Euro High Yield Bond Fund	148,899	—	—	148,899
____________________

*       The year listed above the amounts is the fiscal year ending in which the amounts will no longer be able to be recouped.

The Administrator and Citi may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, HSBC, in its role as Investment Adviser and Administrator, may waive/reimburse additional fees at its discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser and Administrator are reported separately on the Statements of Operations, as applicable.

Other:

The Funds may purchase securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser. For the year ended October 31, 2016, the Funds purchased the following amounts of such securities:

Purchases($)
Emerging Markets Debt Fund	400,000
Global High Yield Bond Fund	569,000
Global High Income Bond Fund	1,486,000

The Funds may use related party broker-dealers. For the year ended October 31, 2016, there were no brokerage commissions earned by broker-dealers affiliated with the Adviser.

The Adviser and its affiliates may have lending, banking, brokerage, underwriting, or other business relationships with the issuers of the securities in which the Funds invest.

The Adviser has borne all the costs of the offering and organization of the Global Equity Volatility Focused Fund and the Euro High Yield Bond Fund.

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Notes to Schedules of Portfolio Investments—as of October 31, 2016 (continued)

5. Investment Transactions:

Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the year ended October 31, 2016 were as follows:

	Purchases($)	Sales($)
Emerging Markets Debt Fund	7,225,470	7,909,118
Emerging Markets Local Debt Fund	17,978,718	11,410,336
Frontier Markets Fund	5,937,660	92,945,762
Total Return Fund	80,230,486	678,109,330
Asia ex-Japan Smaller Companies Equity Fund	9,891,859	9,303,438
Global High Yield Bond Fund	11,226,549	10,949,765
Global High Income Bond Fund	10,343,323	9,381,752
Global Equity Volatility Focused Fund	14,117,115	4,112,153
Euro High Yield Bond Fund	28,367,656	5,010,076

For the year ended October 31, 2016, purchases and sales of long-term U.S. government securities were as follows:

	Purchases($)	Sales($)
Emerging Markets Debt Fund	1,230,780	1,345,308
Total Return Fund	4,117,619	84,394,588
Global High Income Bond Fund	1,620,758	1,422,875

6. Investment Risks:

Foreign Securities Risk: Investments in foreign securities are generally considered riskier than investments in U.S. securities. Foreign securities, including those of emerging and frontier market issuers, are subject to additional risks, including international trade, political and regulatory risks.

Emerging Markets Risk: The prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater effect the risks may have in an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Frontier Market Countries Risk: Frontier market countries generally have smaller economies and even less developed capital markets or legal and political systems than traditional emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks are the result of: the potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade and the relatively new and unsettled securities laws in many frontier market countries.

High-Yield Securities Risk: Investments in high-yield securities (commonly referred to as “junk bonds”) are considered speculative investments and have significantly higher credit risk than investment-grade securities and tend to be less liquid than higher rated securities. The prices of high-yield securities, which may be more volatile than higher rated securities of similar maturity, may be more vulnerable to adverse market, economic, social or political conditions.

Interest Rate Risk: Fluctuations in interest rates may affect the yield, liquidity and value of investments in income producing or debt instruments. Generally, if interest rates rise, the value of such investments will fall. The risks associated with rising interest rates are heightened given that interest rates are near historic lows, but are expected to increase in the future, with unpredictable effects on the markets and a Fund’s investments.

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Notes to Schedules of Portfolio Investments—as of October 31, 2016 (continued)

Derivatives Risk: The term “derivatives” covers a broad range of investments, including swaps, futures, options and currency forwards. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when derivatives are used to enhance a Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by a Fund. The success of Fund’s derivatives strategies will also be affected by its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, index or rate. Certain derivative positions may be difficult to close out when a Fund’s portfolio manager may believe it would be appropriate to do so. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

In December 2015, the SEC proposed new regulations relating to a mutual fund’s use of derivatives and related instruments. If these or other regulations are adopted, they could significantly limit or impact a Fund’s ability to invest in derivatives and other instruments and adversely affect the Fund’s performance and ability to pursue its investment objectives.

Swap Risk: The use of swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument (or index), and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swap agreements may also subject a Fund to the risk that the counterparty to the transaction may not meet its obligations, causing the Fund’s value to decrease. Swap agreements may also be considered illiquid.

Concentration of Market Risk: The Total Return Fund’s investment concentration in Brazilian securities and related derivatives may carry certain risks not ordinarily associated with investments that are less concentrated in a specific region or issuer. The risks include future political and economic developments that may adversely affect the value of the Fund’s securities and related derivatives.

7. Federal Income Tax Information:

At October 31, 2016, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
	Tax Cost ($)	Appreciation ($)	Depreciation ($)	(Depreciation) ($)*
Emerging Markets Debt Fund	10,743,125	288,044	(176,280)	111,764
Emerging Markets Local Debt Fund	27,244,459	390,860	(1,379,583)	(988,723)
Frontier Markets Fund	52,769,319	6,051,213	(9,419,392)	(3,368,179)
Total Return Fund	70,948,477	1,065,056	(414,666)	650,390
Asia ex-Japan Smaller
Companies Equity Fund	10,288,110	1,482,595	(498,517)	984,078
Global High Yield Bond Fund	25,806,576	560,607	(322,755)	237,852
Global High Income Bond Fund	25,238,406	775,616	(156,094)	619,522
Global Equity Volatility Focused Fund	9,813,334	569,610	(289,442)	280,168
Euro High Yield Bond Fund	25,402,609	1,575,792	(163,101)	1,412,691
____________________

*	The difference between book-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies.

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Notes to Schedules of Portfolio Investments—as of October 31, 2016 (continued)

The tax character of dividends paid by the Funds during the tax year ended October 31, 2016 was as follows:

	Dividends paid from
	Ordinary	Net Long Term	Total Taxable	Return of	Total Dividends
	Income ($)	Capital Gains ($)	Dividends ($)	Capital ($)	Paid ($)(1)
Emerging Markets Debt Fund	649,534	—	649,534	—	649,534
Emerging Markets Local Debt Fund	197,306	—	197,306	72,063	269,369
Frontier Markets Fund	4,169,551	—	4,169,551	—	4,169,551
Total Return Fund	31,025,925	—	31,025,925	—	31,025,925
Asia ex-Japan Smaller
Companies Equity Fund	171,145	—	171,145	—	171,145
Global High Yield Bond Fund	1,042,737	—	1,042,737	—	1,042,737
Global High Income Bond Fund	723,304	—	723,304	—	723,304
Global Equity Volatility Focused Fund	28,279	—	28,279	—	28,279
Euro High Yield Bond Fund	285,844	—	285,844	—	285,844

The tax character of dividends paid by the Funds during the tax year ended October 31, 2015 was as follows:

	Dividends paid from
	Ordinary	Net Long Term	Total Taxable	Return of	Total Dividends
	Income ($)	Capital Gains ($)	Dividends ($)	Capital ($)	Paid ($)(1)
Emerging Markets Debt Fund	1,325,881	—	1,325,881	—	1,325,881
Emerging Markets Local Debt Fund	—	—	—	1,296,621	1,296,621
Frontier Markets Fund	12,526,182	5,120,789	17,646,971	—	17,646,971
Total Return Fund	20,937,291	—	20,937,291	—	20,937,291
Asia ex-Japan Smaller Companies
Equity Fund	20,375	—	20,375	—	20,375
Global High Yield Bond Fund	286,899	—	286,899	—	286,899
Global High Income Bond Fund	213,837	—	213,837	—	213,837
____________________

(1)	Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

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Notes to Schedules of Portfolio Investments—as of October 31, 2016 (continued)

As of the tax year ended October 31, 2016, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

			Undistributed			Accumulated		Total
	Undistributed	Undistributed	Long Term			Capital and	Unrealized	Accumulated
	Ordinary	Tax Exempt	Capital	Accumulated	Dividends	Other	Appreciation/	Earnings/
	Income ($)	Income ($)	Gains ($)	Earnings ($)	Payable ($)*	Losses ($)	(Depreciation) ($)	(Deficit) ($)
Emerging Markets Debt Fund	53,823	—	—	53,823	(384)	(276,346)	93,990	(128,917)
Emerging Markets Local
Debt Fund	—	—	—	—	—	(1,490,745)	(1,093,584)	(2,584,329)
Frontier Markets Fund	983,526	—	—	983,526	—	(29,072,864)	(3,424,350)	(31,513,688)
Total Return Fund	—	—	—	—	—	(10,692,002)	251,238	(10,440,764)
Asia ex-Japan Smaller Companies
Equity Fund	149,731	—	—	149,731	—	(62,641)	984,155	1,071,245
Global High Yield Bond Fund	280,738	—	—	280,738	(16,077)	(537,262)	308,998	36,397
Global High Income Bond Fund	282,980	—	—	282,980	(11,976)	(160,569)	624,153	734,588
Global Equity Volatility
Focused Fund	152,883	—	—	152,883		(338,641)	279,819	94,061
Euro High Yield Bond Fund	379,642	—	—	379,642	(15,068)	—	1,986,022	2,350,596
____________________

*	Dividends payable may differ from the amounts reported in the Statements of Assets and Liabilities because dividends payable on a tax basis include those dividends that will be reinvested.

As of the tax year ended October 31, 2016, the Funds have net capital loss carryforwards (“CLCFs”) not subject to expiration as summarized in the tables below. The Board does not intend to authorize a distribution of any realized gain for the Funds until any applicable CLCF has been offset or expires.

	Short Term	Long Term
	Amount ($)	Amount ($)	Total ($)
Emerging Markets Debt Fund	—	276,346	276,346
Emerging Markets Local Debt Fund	722,150	768,595	1,490,745
Frontier Markets Fund	8,682,684	20,390,180	29,072,864
Total Return Fund	6,974,401	3,717,601	10,692,002
Asia ex-Japan Smaller Companies Equity Fund	62,641	—	62,641
Global High Yield Bond Fund	493,235	44,027	537,262
Global High Income Bond Fund	160,569	—	160,569
Global Equity Volatility Focused Fund	338,641	—	338,641

Under current law, capital losses and specified ordinary losses realized after October 31 and non-specified ordinary losses incurred after December 31 (ordinary losses collectively known as “late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. As of the tax year ended October 31, 2016, the Funds had no deferred losses.

The amount and character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., certain gain/loss, differing treatment on certain swap agreements, and certain distributions), such amounts are reclassified within the composition of net assets; temporary differences (e.g., wash losses and the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies) do not require reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

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Notes to Schedules of Portfolio Investments—as of October 31, 2016 (continued)

On the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows:

	Accumulated Net Investment
	Income/(Distributions in	Accumulated
	Excess of Net Investment	Net Realized	Paid-In
	Income) ($)	Gains/(Losses) ($)	Capital ($)
Emerging Markets Debt Fund	167,046	(167,045)	(1)
Emerging Markets Local Debt Fund	(604,605)	941,124	(336,519)
Frontier Markets Fund	(50,032)	50,032	—
Total Return Fund	(1,898,322)	21,497,401	(19,599,079)
Asia ex-Japan Smaller Companies Equity Fund	24,525	(24,525)	—
Global High Yield Bond Fund	86,291	(86,291)	—
Global High Income Bond Fund	97,833	(97,833)	—
Global Equity Volatility Focused Fund	8,550	627	(9,177)
Euro High Yield Bond Fund	(203,541)	214,729	(11,188)

The reclassifications for the Funds relate primarily to foreign currency gains or losses, investments in passive foreign investment companies, net investment loss, and the differing treatment of investments in swap agreements.

8. Significant Shareholders:

Shareholders, including other funds, individuals, and accounts, as well as the Fund’s investment manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following list includes the Funds which had individual shareholder accounts with ownership of voting securities greater than 10% of the total outstanding voting securities but less than 25% and/or accounts with ownership of voting securities greater than 25% of the total outstanding voting securities. Significant transactions by these shareholder accounts may negatively impact the Funds’ performance.

	Number of shareholders with	Number of shareholders
	ownership of voting securities	with ownership of voting
	of the Portfolio greater than	securities of the Portfolio
	10% and less than 25% of the	greater than 25% of the
	total Portfolio’s outstanding	total Portfolio’s outstanding
Fund	voting securities	voting securities
Emerging Markets Debt Fund	2	1
Emerging Markets Local Debt Fund	—	1
Frontier Markets Fund	1	1
Total Return Fund	—	2
Asia ex-Japan Smaller Companies Equity Fund	—	1 *
Global High Yield Bond Fund	—	1 *
Global High Income Bond Fund	—	1 *
Global Equity Volatility Focused Fund	—	1 *
Euro High Yield Bond Fund	—	1 *
____________________

*	Represents an affiliate of the Investment Adviser.

9. Subsequent Events:

Management has evaluated subsequent events through the date these financial statements were issued. Based on the evaluation, no adjustments or additional disclosures were required to the financial statements as of October 31, 2016.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
HSBC Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of HSBC Asia ex-Japan Smaller Companies Equity Fund, HSBC Euro High Yield Bond Fund (USD Hedged), HSBC Global Equity Volatility Focused Fund, HSBC Global High Yield Bond Fund, HSBC Global High Income Bond Fund, HSBC Emerging Markets Debt Fund, HSBC Emerging Markets Local Debt Fund, HSBC Frontier Markets Fund and HSBC Total Return Fund (each a portfolio of HSBC Funds, and hereafter collectively referred to as the “Funds”) as of October 31, 2016, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented ended on or after October 31, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The accompanying financial highlights for each of the years or periods ended on or prior to October 31, 2014 were audited by other auditors whose report dated December 23, 2014 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
New York, New York
December 23, 2016

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Other Federal Income Tax Information – as of October 31, 2016 (Unaudited)

During the year ended October 31, 2016, the following Fund declared capital gain distributions:

	Short Term	Long Term
	Capital Gain	Capital Gain
	Distributions ($)	Distributions ($)
Total Return Fund	895,447	—

During the year ended October 31, 2016, the following Funds designated the maximum amount allowable as interest-related dividends for certain non-U.S. resident investors:

Qualified Interest
Income (%)
Emerging Markets Debt Fund	32.13
Emerging Markets Local Debt Fund	16.00
Global High Yield Bond Fund	83.44
Global High Income Bond Fund	75.02
Euro High Yield Bond Fund	0.49

For the year ended October 31, 2016, the following percentages of the total ordinary income dividends paid by the Funds qualify for the corporate dividends received deduction available to corporate shareholders:

Dividends
Received
Deduction (%)
Global Equity Volatility Focused Fund	51.78

For the year ended October 31, 2016, dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be eported in conjunction with your 2016 Form 1099-DIV:

Qualified
Dividend Income (%)
Frontier Markets Fund	49.77
Asia ex-Japan Smaller Companies Equity Fund	12.11
Global Equity Volatility Focused Fund	100.00

The following Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on October 31, 2016 are as follows:

Foreign
	Source	Foreign Tax
	Income Per	Expense Per
	Share ($)	Share ($)
Euro High Yield Bond Fund	0.36	—

The pass-through of this foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2016. These shareholders will receive more detailed information along with their 2016 Form 1099-DIV.

122       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of October 31, 2016 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare the cost with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016 through October 31, 2016.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

		Beginning			Annualized
		Account	Ending	Expenses Paid	Expense Ratio
		Value	Account Value	During Period*	During Period
		5/1/16	10/31/16	5/1/16 - 10/31/16	5/1/16 - 10/31/16
Emerging Markets Debt Fund	Class A	$1,000.00	$1,046.70	$4.73	0.92%
	Class I	1,000.00	1,049.00	2.73	0.53%

Emerging Markets Local Debt Fund	Class A	1,000.00	1,008.40	4.49	0.89%
	Class I	1,000.00	1,011.10	2.58	0.51%

Frontier Markets Fund	Class A	1,000.00	1,050.10	10.98	2.13%
	Class I	1,000.00	1,051.60	9.18	1.78%

Total Return Fund	Class A	1,000.00	1,020.50	7.77	1.53%
	Class I	1,000.00	1,022.50	6.00	1.18%
	Class S	1,000.00	1,022.50	5.85	1.15%

Asia ex-Japan Smaller Companies
Equity Fund	Class A	1,000.00	1,135.80	9.02	1.68%
	Class I	1,000.00	1,138.00	7.15	1.33%
	Class S	1,000.00	1,138.00	6.99	1.30%

HSBC Global High Yield Bond Fund	Class A	1,000.00	1,050.70	5.93	1.15%
	Class I	1,000.00	1,053.50	4.13	0.80%

HSBC Global High Income Bond Fund	Class A	1,000.00	1,037.00	5.89	1.15%
	Class I	1,000.00	1,038.50	4.10	0.80%

HSBC Euro High Yield Bond Fund	Class A	1,000.00	1,044.30	5.40	1.05%
	Class I	1,000.00	1,045.50	4.11	0.80%

HSBC Global Equity Volatility Focused Fund	Class A	1,000.00	1,000.00	6.54	1.30%
	Class I	1,000.00	1,002.00	4.78	0.95%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

HSBC FAMILY OF FUNDS       123

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of October 31, 2016 (Unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning			Annualized
		Account	Ending	Expenses Paid	Expense Ratio
		Value	Account Value	During Period*	During Period
		5/1/16	10/31/16	5/1/16 - 10/31/16	5/1/16 - 10/31/16
Emerging Markets Debt Fund	Class A	$1,000.00	$1,020.51	$4.67	0.92%
	Class I	1,000.00	1,022.47	2.69	0.53%

Emerging Markets Local Debt Fund	Class A	1,000.00	1,020.66	4.52	0.89%
	Class I	1,000.00	1,022.57	2.59	0.51%

Frontier Markets Fund	Class A	1,000.00	1,014.43	10.79	2.13%
	Class I	1,000.00	1,016.19	9.02	1.78%

Total Return Fund	Class A	1,000.00	1,017.44	7.76	1.53%
	Class I	1,000.00	1,019.20	5.99	1.18%
	Class S	1,000.00	1,019.36	5.84	1.15%

Asia ex-Japan Smaller Companies Equity Fund	Class A	1,000.00	1,016.69	8.52	1.68%
	Class I	1,000.00	1,018.45	6.75	1.33%
	Class S	1,000.00	1,018.60	6.60	1.30%

HSBC Global High Yield Bond Fund	Class A	1,000.00	1,019.36	5.84	1.15%
	Class I	1,000.00	1,021.11	4.06	0.80%

HSBC Global High Income Bond Fund	Class A	1,000.00	1,019.36	5.84	1.15%
	Class I	1,000.00	1,021.11	4.06	0.80%

HSBC Euro High Yield Bond Fund	Class A	1,000.00	1,019.86	5.33	1.05%
	Class I	1,000.00	1,021.11	4.06	0.80%

HSBC Global Equity Volatility Focused Fund	Class A	1,000.00	1,018.60	6.60	1.30%
	Class I	1,000.00	1,020.36	4.82	0.95%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

124       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Board of Trustees and Officers (Unaudited)

MANAGEMENT OF THE TRUST

The following table contains information regarding the HSBC Family of Funds’ Board of Trustees (“Trustees”). The HSBC Family of Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (888) 525-5757.

				Portfolios in	Other
	Position(s)	Term of Office		Fund Complex	Directorships
Name,	Held with	and Length of	Principal Occupation(s)	Overseen By	Held by Trustee
Address, Age	Funds	Time Served	During Past 5 Years	Trustee*	During Past 5 Years
NON-INTERESTED TRUSTEES

MARCIA L. BECK P.O. Box 182845 Columbus, OH 43218-3035 Age: 61	Trustee	Indefinite; 2008 to present	Private Investor (June 1999 – present); Executive Vice President, Prudential Investments (1997 – 1999); President and Trustee, The Goldman Sachs Mutual Funds (1992 – 1996)	21	None

SUSAN C. GAUSE P.O. Box 182845 Columbus, OH 43218-3035 Age: 64	Trustee	Indefinite; 2013 to present	Private Investor (2003 - present); Chief Executive Officer, Dresdner RCM Global Investors and Allianz Dresdner Asset Management (2000 – 2002); Board Member of Dresdner Global Asset Management Board (2000 – 2002); Chief Operating Officer and Senior Managing Director of Dresdner RCM Global Investors (1998 – 2000); Global Chief Financial Officer, Dresdner RCM Global Investors (1996-1998)	21	Met Investors Series Trust and Metropolitan Series Fund

SUSAN S. HUANG P.O. Box 182845 Columbus, OH 43218-3035 Age: 62	Trustee	Indefinite; 2008 to present	Private Investor (2000- present); Senior Vice President, Schroder Investment Management (2001 – 2004); Managing Director, Chase Asset Management (1995-2000)	21	None

THOMAS F. ROBARDS P.O. Box 182845 Columbus, OH 43218-3035 Age: 70	Chairman and Trustee	Indefinite; 2005 to present	Private Investor (2003-present); Partner, Robards & Co. LLC (investment and advisory services) (2005-present); Chief Financial Officer, American Museum of Natural History (2003- 2004); Chief Financial Officer, Datek Online Holdings (2000-2003); Previously EVP and CFO Republic New York Corporation (1976-2000)	21	Ellington Financial LLC (NYSE listed financial services); Ellington Residential Mortgage REIT (NYSE listed real estate investment trust); Overseas Shipholding Group (OSG) (NYSE listed company)

INTERESTED TRUSTEE

DEBORAH HAZELL 452 Fifth Avenue New York NY 10018 Age: 53	Trustee	Indefinite; 2011 to present	CEO, HSBC Global Asset Management (USA) Inc. (2011-present); President and CEO, Fisher Francis Trees & Watts (“FFTW”) (investment advisor) (2008-2011); Client Service, Business Development and Marketing Group, FFTW (1999-2008)	21	None
____________________

*	Includes all series of the HSBC Funds.

HSBC FAMILY OF FUNDS       125

HSBC FAMILY OF FUNDS
Board of Trustees and Officers (Unaudited) (continued)

	Position(s) Held	Term of Office and	Principal Occupation(s)
Name, Address, Age	Funds	Length of Time Served	During Past 5 Years
OFFICERS

RICHARD A. FABIETTI 452 Fifth Avenue New York, NY 10018 Age: 58	President	One year; 2004 to present	Senior Vice President, HSBC Global Asset Management (USA) Inc. (1998 - present)

JAMES D. LEVY 452 Fifth Avenue New York, NY 10018 Age: 53	Vice President	One year; 2014 to present	Vice President, Product Management, HSBC Global Asset Management (USA) Inc. (2014 – present); Vice President, Mutual Funds Product Development, GE Asset Management Inc. (2007 – 2014)

SCOTT RHODES* 3435 Stelzer Road Columbus, OH 43219-3035 Age: 57	Treasurer	One year; 2014 to present	Senior Vice President, Citi Fund Services (2010 - present)

IOANNIS TZOUGANATOS* 100 Summer Street, Suite 1500 Boston, MA 02110 Age: 40	Secretary	One Year; 2015 to present	Vice President, Regulatory Administration, Citi Fund Services (2008-present)

CHARLES BOOTH* 3435 Stelzer Road Columbus, OH 43219-3035 Age: 56	Chief Compliance Officer	One year; 2015 to present	Director and Compliance Officer, CCO Services, Citi Fund Services (1988 - present)
____________________

*	Mr. Rhodes, Mr. Tzouganatos, and Mr. Booth also are officers of other investment companies of which Citi (or an affiliate) is the administrator or sub-administrator.

126        HSBC FAMILY OF FUNDS

Other Information (Unaudited):

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Securities and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HSBC FAMILY OF FUNDS       127

HSBC FAMILY OF FUNDS:

INVESTMENT ADVISER AND ADMINISTRATOR

HSBC Global Asset Management (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SUB-ADVISERS

HSBC Frontier Markets Fund
HSBC Global High Income Bond Fund
HSBC Global Equity Volatility Focused Fund
HSBC Global Asset Management (UK) Limited
78 St. James Street
London, United Kingdom, SW1A 1EJ

HSBC Asia ex-Japan Smaller Companies Equity Fund
HSBC Global Asset Management (Hong Kong) Limited
Level 22, HSBC Main Building
1 Queen’s Road Central, Hong Kong

HSBC Global High Yield Bond Fund
HSBC Euro High Yield Bond Fund (USD Hedged)
HSBC Global High Income Bond Fund
HSBC Global Asset Management (France)
4 place de la Pyramide
Immcuble Ile-de-France
92800 Put eaux
La Défence 9, France

SHAREHOLDER SERVICING AGENTS

For HSBC Bank USA, N.A. and
HSBC Securities (USA) Inc. Clients:
HSBC Bank USA, N.A.
452 Fifth Avenue
New York, NY 10018
1-888-525-5757

For All Other Shareholders:

HSBC Funds
P.O. Box 8106
Boston, MA 02266-8106
1-800-782-8183

TRANSFER AGENT

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, MA 02169

DISTRIBUTOR

Foreside Distribution Services, L.P.
690 Taylor Road, Suite 150
Gahanna, Ohio 43230

CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

LEGAL COUNSEL

Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Investment products:
ARE NOT A BANK DEPOSIT OR OBLIGATION OF THE BANK OR ANY OF ITS AFFILIATES	ARE NOT FDIC INSURED	ARE NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
ARE NOT GUARANTEED BY THE BANK OR ANY OF ITS AFFILIATES		MAY LOSE VALUE

Investment products are offered by HSBC Securities (USA) Inc. (HSI), member NYSE/FINRA/SIPC. HSI is an affiliate of HSBC Bank USA, N.A. Investment products: Are not a deposit or other obligation of the bank or any of its affiliates; Not FDIC insured or insured by any federal government agency of the United States; Not guaranteed by the bank or any of its affiliates; and are subject to investment risk, including possible loss of principal invested.

Investors should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The prospectus contains this and other important information about the investment company. For clients of HSBC Securities (USA) Inc., please call 1-888-525-5757 for more information. For other investors and prospective investors, please call the Funds directly at 1-800-782-8183 or visit our website at www.emfunds.us.hsbc.com. Investors should read the prospectus carefully before investing or sending money.

HSB-AR-EM-1216	12/16

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial experts are Tom Robards and Marcia Beck, who are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

As all series of HSBC Funds were re-domiciled into a single trust, to conform with the current year presentation, 2015 fees reported below have been revised to aggregate fees which were previously reported separately.

(a) Audit Fees,
2016	$461,200
2015	$475,170

(b) Audit-Related Fees,
2016	$2,750
2015	$0

2016 Fees relate to the review of, and issuance of a consent related to the re-domiciliation.

(c) Tax Fees,
2016	$329,250
2015	$201,000

Fees for both 2015 and 2016 relate primarily to the preparation of federal and state income and excise tax returns and the review of excise tax distributions.

(d) All Other Fees,
2016	$0
2015	$0

(e)(1) The audit committee is required to pre-approve all audit and permitted non-audit services performed by the registrant’s independent auditors in accordance with the audit committee charter and the Investment Company Act of 1940.

(e)(2)
2016	0%
2015	0%

(f) Not applicable.

(g) Non-Audit Fees,
2016	$5,546,000
2015	$10,965,000

Fees for 2015 and 2016 represent PricewaterhouseCoopers LLP services provided to the Funds and to HSBC Bank and affiliates related to general corporate, state and local tax assistance, accounting matters and various advisory projects.

(h) The audit committee considered the nonaudit services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser, and believes the services are compatible with the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as a part of the report to shareholders filed under Item 1.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	HSBC FUNDS

By (Signature and Title)	/s/ Richard A. Fabietti
Richard A. Fabietti
President

Date	December 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard A. Fabietti
Richard A. Fabietti
President

Date	December 22, 2016

By (Signature and Title)	/s/ Scott Rhodes
Scott Rhodes
Treasurer

Date	December 22, 2016